File No. 333-119421
811-08580

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.		/ /
POST-EFFECTIVE AMENDMENT NO.	32	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO.	348	/X/

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT THREE
(Exact Name of Registrant)

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
(Name of Depositor)

1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
(Address of Depositor's Principal Offices/Zip Code)

(860) 791-0750
(Depositor's Telephone Number, Including Area Code)

CHRISTOPHER M. GRINNELL
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b)
/X /	on May 1, 2023 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on ________ pursuant to paragraph (a)(1) of Rule 485 under the Securities Act
/ /	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment

PART APART A

THE DIRECTOR M OUTLOOK
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT THREE (EST. 6/22/94)

PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.talcottresolution.com

*This product was previously sold under various marketing names depending on which distribution partner sold the product and/or when the product was sold. These marketing names include: The Director M Outlook and Wells Fargo Director M Outlook.
The variable annuity products described in this prospectus are individual or group deferred flexible premium variable annuities. The Contract is no longer for sale to new investors. However, we continue to administer the in force annuity contracts.
This prospectus describes the Contract between each Owner and joint Owner (“you”) and Talcott Resolution. Availability of portfolio companies may vary by employer. Participants should reference their plan documents for a list of available portfolio companies. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
Please read this everything prospectus carefully and keep it for your records and for future reference. This prospectus is filed with the Securities and Exchange Commission (“SEC” or “Commission”). The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus and the SAI can also be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PROSPECTUS DATED: MAY 1, 2023

1.    Glossary
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is Talcott Resolution - Annuity Service Operations, 6716 Grade Lane, Building 9, Louisville, KY 40213. Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and partial Surrenders.
Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
Annual Withdrawal Amount (AWA): This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.
Benefit Amount: The basis used to determine the maximum payout guaranteed under the Principal First, Principal First Preferred and Lifetime Income Builder riders. The Benefit Amount is comprised of net Premium Payments, less any Payment Enhancements, if applicable, and may be subject to periodic step ups when the Principal First or Lifetime Income Builder riders have been elected.
Benefit Payment: The maximum guaranteed amount that may be withdrawn each Contract Year under the Principal First, Principal First Preferred or Lifetime Income Builder riders. A Benefit Payment constitutes a partial Surrender.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contingent Deferred Sales Charge (CDSC): The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender. The CDSC is also referred to as the "surrender charge" in this prospectus.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.

Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Covered Life: The governing life or lives used for determining the Lifetime Withdrawal Feature (which may also be referred to as "Lifetime Withdrawal Benefit") under the Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders.
Death Benefit: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.
Deferred Annuity Commencement Date: The Annuitant’s 100th birthday.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
Eligible Withdrawal Year: As used in the Lifetime Income Foundation and Lifetime Income Builder II riders, any Contract Year following the Relevant Covered Life’s 60th birthday.
Financial Intermediary: The broker dealer through whom you purchased your contract or the investment professional who is listed in our administrative systems as the agent of record on your Contract and services your Contract.
Fixed Accumulation Feature (FAF): Part of our General Account, where you were able to allocate a portion of your Contract Value. In your Contract, the FAF may be called the Fixed Account. The FAF was not offered in all Contracts and is not available in all states. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the FAF except for Contracts issued in Massachusetts.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested.
General Account: The General Account includes our company assets, including any money you may have invested in the FAF, if available.
In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone or through an internet transaction. Generally, our request for documentation will be considered in good order when we receive all of the requisite information on the form required by us.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Lifetime Benefit Payment: The maximum guaranteed amount that can be withdrawn each year pursuant to Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects or Lifetime Income Builder Portfolios riders. A Lifetime Benefit Payment constitutes a partial Surrender. Withdrawals taken prior to an Eligible Withdrawal Year (Lifetime Income Foundation and Lifetime Income Builder II riders) or prior to the Lifetime Income Eligibility Date (Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders) are excluded from this definition. For the purposes of the Lifetime Income Foundation, Lifetime Income Builder II and Lifetime Income Builder Selects riders, a Lifetime Benefit Payment is the greater of (a) your Withdrawal Percent multiplied by your Payment Base (sometimes referred to as "Guaranteed Withdrawal") or (b) your Withdrawal Percent multiplied by your Contract Value as of the relevant measuring point (sometimes referred to as "Withdrawal Available").
Lifetime Income Eligibility Date: Under the Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders, the date the relevant Covered Life attains age 59½, at which point Lifetime Benefit Payments can begin.
Lifetime Withdrawal Feature: Under the Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders, a series of Lifetime Benefit Payments in each Contract Year following the Lifetime Income Eligibility Date.
Maximum Anniversary Value: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and partial Withdrawals, prior to the deceased’s 81st birthday or the date of death, if earlier.
Maximum Contract Value: The greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.
Minimum Contract Value: Subject to state variations, the Minimum Contract Value we establish from time to time.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Base: The amount used to determine the Lifetime Benefit Payments for the Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders. The Payment Base may be subject to automatic annual Payment Base increases when either of the Lifetime Income Builder II, Lifetime Income Builder Selects or Lifetime Income Builder Portfolios riders have been elected. In the Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders, Payment Base includes Payment Enhancements (Plus Contracts only) and front end sales charges (Edge Contracts only) but excludes any Employee Gross-Up. Your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored exchange program. For Plus contracts, your initial Payment Base includes any Payment Enhancement, if applicable; provided, however, Payment Enhancements are not taken into consideration as such for the purposes of the Lifetime Income Foundation or Lifetime Income Builder II riders.
Payment Enhancement: An amount we credit to your Contract Value at the time a Premium Payment is made for “Plus” Contracts only. The amount of a Payment Enhancement is based on the cumulative Premium Payments you make to your Contract.
Premium Payment: Money sent to us to be invested in your Contract (not taking into consideration any applicable front-end charges, Payment Enhancements or Employee Gross Up).
Premium Tax: The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, we may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Qualified Contract: A contract issued to qualify under Sections 401, 403 or 408 of the Internal Revenue Code.
Relevant Covered Life: When the Single Life option is chosen, the Relevant Covered Life will be the older of the Contract Owner(s) if the Contract Owner is a natural person or the Annuitant(s) if the Contract Owner is not a natural person. When the Joint/Spousal Option is chosen, however, the Relevant Covered Life will be the younger of the Contract Owner and his or her Spouse if the Contract Owner is a natural person or the Annuitant if the Contract Owner is not a natural person. As used herein, “attained age” means the chronological age of the Relevant Covered Life as of the most recent Contract Anniversary before requesting any partial Surrender or if a partial Surrender is requested during the first Contract Year, the chronological age of the Relevant Covered Life as of the Contract issuance date.
Required Minimum Distribution (RMD): A federal requirement that individuals of a specified age and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the specified age or upon retirement, whichever comes later. The required beginning date is now based on “applicable age” as defined in the Code. If you attain age 72 after 2022 and age 72 before 2033, your applicable age is 73. If you attain age 74 after 2032, your applicable age is 75. If you were born in 1959, you should consult your tax advisor regarding your “applicable age” because it is unclear under SECURE 2.0, as enacted, whether your “applicable age” is age 73 or age 75.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your “Sub-Accounts”.
Sub-Account Value: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).
Threshold: For the purposes of the Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders, the amount used to determine the change in the Payment Base following a partial Surrender in any Contract Year that is not an Eligible Withdrawal Year (Lifetime Income Foundation and Lifetime Income Builder II riders) or any Contract Year that is prior to the Lifetime Income Eligibility Date (Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders). For the purposes of these optional riders, the percentage used to determine your Threshold amount is 5% (Single Life Election) or 4.5% Joint/Spousal Election) of the Payment Base.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading at the New York Stock Exchange from one Valuation Day to the next.
We, us, our, the Company or Talcott Resolution: Talcott Resolution Life and Annuity Insurance Company.
Withdrawal Percentage: The multiplier used in calculating Lifetime Benefit Payments under the Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders.

2. Key Information Table
Important Information You Should Consider About the Contract

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals
Your Contract may be subject to surrender charges. Surrender charges may apply to both partial and full Surrenders.
If you withdraw money from your contract within 4 years following your last premium payment, you may be assessed a surrender charge of up to 7% (as a percentage of premium payments withdrawn), declining to 0% over that time period.
For example, if you were to withdraw $100,000 during a surrender charge period, you could be assessed a charge of up to $7,000.
4. Fee Table 7. The Contract - c. Charges and Fees - Sales Charges
Transaction Charges	Other than surrender charges (if any), there are no charges for other contract transactions (e.g., transferring money between investment options).			4. Fee Table
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the contract that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Fees and expenses do not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, the fees and expenses would be higher.
4. Fee Table 7. The Contract - c. Charges and Fees Appendix A - Funds Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract	1.61%¹	1.61%¹
	Investment Options (fund fees and expenses)	0.14%²	1.48%²
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.20%[1]	1.50%[3]
1 As a percentage of average daily Sub-Account Values. [2] As a percentage of fund net assets. [3] As a percentage of average daily Benefit Amount or Payment Base depending on the optional benefit selected.
Because your contract is customizable, the choices you may effect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.
	Lowest Annual Cost: $2,067	Highest Annual Cost: $5,037
	Assumes:	Assumes:
	•Investment of $100,000	•Investment of $100,000
	•5% annual appreciation	•5% annual appreciation
	•Least expensive fund fees and expenses	•Most expensive combination of optional benefits and fund fees and expenses
	•No sales charges or advisory fees	•No sales charges or advisory fees
	•No additional premium payments, transfers or withdrawals	•No additional premium payments, transfers or withdrawals
•No optional benefits

	RISKS			Location in Prospectus

Risk of Loss	You can lose money by investing in this contract, including loss of principal.	5. Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your contract or the amount of money that you actually receive.
•The benefits of tax deferral, long-term income, and living benefit guarantees are generally more beneficial to investors with a long-time horizon.
•A 10% penalty tax may be applied to withdrawals before age 59½.

Risks Associated with Investment Options
•An investment in this contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract (e.g., the Funds).
•Each investment option (including the FAF, if available) has its own unique risks.
•You should review the investment options before making an investment decision.

Insurance Company Risks	An investment in the contract is subject to the risks related to us. Any obligations (including under the FAF), guarantees or benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Talcott Resolution, including our financial strength ratings, is available upon request by visiting https://www.talcottresolution.com/resources.html or by calling 1-800-862-6668.
	RESTRICTIONS	Location in Prospectus
Investment Options
•Certain investment options may not be available under your contract.
•You are allowed to make 1 transfer between the fund options per day. You are allowed to make 20 transfers between the fund options per year before we require you to submit additional transfer requests by mail. Your transfer between the fund options are subject to policies designed to deter excessively frequent transfers and market timing. These transfer restrictions do not apply to transfers under the contract's automatic transfer programs.
•There are restrictions on the maximum amount that may be transferred annually from the FAF to the fund options. If the FAF is available for investment, you must wait 6 months after your most recent transfer from the FAF before making a subsequent transfer into the FAF. These transfer restrictions may apply to the contract's automatic income programs.
•We reserve the right to remove or substitute funds as investment options.
6. General Information 7. The Contract - a. Purchases and Contract Value Appendix A - Funds Available under the Contract Appendix A.1 - Funds Available by Contract
Optional Benefits
~~•~~Optional benefits may further limit or restrict the investment options that you may select under the contract. We may change these restrictions in the future.
•Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn or result in termination of the benefit.
•If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
7.a. Purchases and Contract Value - Deduction of Advisory Fee

7.c. Charges and Fees

9. Death Benefits

10. Optional Withdrawal Benefits

12. Federal Tax Considerations

Appendix A - Funds Available under the Contract

Appendices B-C
	TAXES	Location in Prospectus

Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.
•If you purchased the contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the contract.
•Earnings on your contract are taxed at ordinary income rates when you withdraw them and you may have to pay a penalty if you take a withdrawal before age 59-1/2.
12. Federal Tax Considerations/Information Regarding Tax-Qualified Retirement Plans
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this contract with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.
11. Miscellaneous - (f) How Contracts Were Sold
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contract's, that it is better for you to purchase the new contract rather than continue to own your existing contract.	7.a. Purchases and Contract Value - Replacement of Annuities

3. Overview of the Contract
Purpose of the Contract
The Contract is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to set your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. The payout phase is often referred to as the annuity phase. Investing in the Contract's investment options involves risk and you can lose your money. On the other hand, investing in the Contract can provide you with the opportunity to grow your money through investing in the Contract's investment options during the accumulation phase. Generally speaking, the longer your accumulation phase, the greater your accumulated value will be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Beneficiaries.
This Contract may be appropriate for you if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Funds that are available under the Contract.
Phases of the Contract
The Contract has two phases: (1) an accumulation phase (for savings) and (2) a payout phase (for income).
Accumulation Period. To accumulate value during the Accumulation Period, you invest your Premium Payments and earnings in the investment options that are available under the Contract, which include:
•The Fund options (also referred to as Sub-Accounts), which have different underlying mutual funds with different investment objectives, strategies and risks. A list of the Funds under the Contract is provided in an appendix to this prospectus. See Appendix A - Funds Available Under the Contract.
•The Fixed Accumulation Feature, which guarantees principal and a minimum interest rate. We we no longer accept new allocations or Premium Payments to the FAF except for contracts issued in Massachusetts.
Annuity Period. Your Contract enters the payout phase on the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90 (or age 100 if you are eligible to defer the Annuity Commencement Date and properly elect it). When your Contract enters the payout phase, your accumulated value is converted into a stream of income payments from us (i.e., the Annuity Payout). There are a variety of Annuity Payout Options from which you may choose, including payments for life or for a guaranteed period of years. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the investment options you select.
During the payout phase, you will no longer be able to take withdrawals from your Contract and no amounts will be payable upon death unless the Annuity Payout Option that you selected provides otherwise. Your living benefits generally terminate when you enter the payout phase.
Contract Features
Contract Versions. The Contract was sold under various marketing names depending on which Financial Intermediary sold the Contract and/or when the Contract was sold. These marketing names include: The Director M Outlook and Wells Fargo Director M Outlook. Different investment options and investment restrictions may apply to different versions of the Contract. See Appendix A for more information.

Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. The Contract includes a standard death benefit that will pay the higher of Contract Value or total Premium Payments (adjusted for prior withdrawals) or the lesser of: Maximum Anniversary Value, or the sum of Contract Value plus 25% of Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death) upon your or the Annuitant’s death for issue ages up to 80. The Contract includes a standard death benefit that will pay the higher of Contract Value or the lesser of: Maximum Anniversary Value, or the sum of Contract Value plus 25% of Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death) upon your or the Annuitant’s death for issue ages 81 through 85. If you elected for an additional charge the Contract’s optional guaranteed minimum death benefit (MAV/MAV Plus) that is no longer for sale, or an optional living benefit that includes a non-standard death benefit, a greater death benefit may be payable upon death.
Optional Living Benefits. We offered various optional living benefits under the Contract that are no longer for sale, including two guaranteed minimum withdrawal benefits (Principal First and Principal First Preferred) and five guaranteed lifetime withdrawal benefits (Lifetime Income Builder Selects, Lifetime Income Builder Portfolios, Lifetime Income Builder, Lifetime Income Builder II and Lifetime Income Foundation). If you own one of these optional benefits, you pay an additional charge.
Additional Features and Services. Certain additional features and services related to the Contract are summarized below. There are no additional charges associated with these features or services. Not all features and services may be available under your Contract.
•InvestEase. Allows you to have money automatically transferred from your checking or savings account into your Contract on a monthly or quarterly basis.
•Asset Allocation Models. Allows you to select an asset allocation model of Funds based on potential factors such as risk tolerance, time horizon or investment objective or based on groups of certain Funds or Fund families.
•Asset Rebalancing. Allows you to automatically rebalance Contract Value in the Fund options at a specified frequency to the asset allocation percentages that you previously selected.
•Dollar Cost Averaging. We offer two Dollar Cost Averaging programs:
◦Fixed Amount DCA. Allows you to regularly transfer a fixed amount from any Fund option (or the Fixed Accumulation Feature, if available) to another Fund option.
◦Earnings/Interest DCA. Allows you to regularly transfer earnings (or interest) from your investments in the Fund options (or Fixed Accumulation Feature, if available) to another Fund option.
Automatic Income Program. Allows you to make automatic, periodic withdrawals of up to 10% of your total Premium Payments annually without any surrender charges that would otherwise apply.
4. Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy, Surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Fees and expenses do not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, the fees and expenses would be higher.
Transaction Expenses

Deferred Sales Load (or Contingent Deferred Sales Charge or CDSC) (as a percentage of Premium Payments withdrawn (1)	7%
(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule.

Number of years from Premium Payment	Contingent Deferred Sales Charge
1	7%

2	6%
3	5%
4	4%
5 or more	0%
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including annual Fund fees and expenses. If you purchased an optional benefit, you pay additional charges, as shown below.
Annual Contract Expense

Administrative Expenses (2)	$30
Base Contract Charges (as a percentage of average daily Sub-Account Values)	1.60%
Maximum Optional Charges (as a percentage of average daily Sub-Account Values)
Principal First Preferred Charge (3)	0.20%
Principal First Charge (3)(4)(5)	0.75%
MAV Plus Charge (5)	0.30%
Total Separate Account Annual Expenses with optional benefit separate account charges	2.65%
Maximum Optional Charges (6) (as a percentage of Benefit Amount or Payment Base (7))
Lifetime Income Foundation Charge (3)	0.30%
Lifetime Income Builder II Charge (3)(4)	0.75%
Lifetime Income Builder Charge (3)(4)	0.75%
Lifetime Income Builder Selects (3)(4)(7)
Single Life Option Charge	1.50%
Joint/Spousal Life Option Charge	1.50%
Lifetime Income Builder Portfolios (3)(4)(7)
Single Life Option Charge	1.50%
Joint/Spousal Life Option Charge	1.50%
(2) Fee waived if Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract.
(3) You may not own more than one of these optional riders at the same time.
(4) Current rider charges are:Lifetime Income Builder - 0.75%; Lifetime Income Builder II - 0.75%; Principal First - 0.75%: Current charges for Lifetime Income Builder Selects and Lifetime Income Builder Portfolios (Single and Joint/Spousal Options) are 1.50%. Your rider charge may be lower if you chose to decline a rider fee increase.
(5) If you elected this rider between August 5, 2002 and January 29, 2004, the annual charge was 0.35% of your Contract Value invested in the Sub-Accounts. If elected between January 30, 2004 and February 16, 2009, the annual charge was 0.50% of your Contract Value invested in the Sub-Accounts. As of February 17, 2009, the annual charge for this rider was increased to 0.75% of your Contract Value invested in the Sub-Accounts. This charge applied to newly elected riders and at the time you elected to “step-up” the rider Benefit Amount. See “Principal First-Step Up” for more information.
(6) MAV Plus Death Benefit is not available in Washington and Minnesota. A different Death Benefit called the MAV Death Benefit is available instead. The charge for MAV Death Benefit is the same. Please see Section 9.b.. MAV Plus Death Benefit for more information.
(7) Charge deducted on each Contract Anniversary and when you fully Surrender your Contract.
(8) See Section 1. Glossary for a description of the terms “Benefit Amount” and “Payment Base.”
The following tables show the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. See Appendix A for a complete list of Funds available under the Contract, including their annual expenses.

All Contract Versions	Minimum	Maximum
Annual Fund Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.14%	1.53%

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
The Example assumes that you invest $100,000 in a specific version and class of the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. The Example does not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)If you Surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$11,468	$19,709	$25,198	$50,356

(2)If you annuitize at the end of the applicable time period:

1 year	3 years	5 years	10 years
$3,516	$13,596	$23,671	$48,829

(3)If you do not Surrender your Contract:

1 year	3 years	5 years	10 years
$5,043	$15,123	$25,198	$50,356
5. Principal Risks of Investing in the Contract
Risk of Loss. You can lose money by investing in this Contract, including loss of principal. The value of your Contract is not guaranteed by the U.S. government or any federal government agency, insured by the FDIC, or guaranteed by any bank.
Short-Term Investment Risk. This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long-time horizon. For certain classes of the Contract, a Surrender charge may apply to Surrenders exceeding the Annual Withdrawal Amount.
Fund Options Risk. Amounts that you invest in the Fund options (i.e., the Sub-Accounts) are subject to the risk of poor investment performance. You assume all of the investment risk. Generally, if the Sub-Accounts you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Sub-Account’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding Sub-Account.
Withdrawal Risk. You should carefully consider the risks associated with Surrenders under the Contract. If you make a Surrender prior to age 59½, there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender. Surrenders before age 59½ may also affect the tax-qualified status of some Contracts. You should also consider the impact that a partial Surrender may have on the standard and optional benefits under your Contract. Partial Surrenders will reduce the value of your Death Benefit. In addition, partial Surrenders may reduce the value of an optional living or death benefit that you have elected by an amount greater than the amount withdrawn and could result in termination of the benefit. If you have amounts invested in the Fixed Accumulation Feature and need ready access to cash, you should consider that we may defer payment of any amounts withdrawn from the Fixed Accumulation Feature for up to six months from the date of the Surrender request. You cannot make withdrawals from the Contract after it is annuitized unless the Annuity Payout Option you selected provides otherwise.
Advisory Fee Withdrawal Risk. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
Investment Restrictions Risk. If you elected an optional benefit, you may be subject to investment restrictions that limit the investment options that are available to you. We may terminate your benefit if you fail to satisfy such investment restrictions. Investment restrictions are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your Contract Value and the potential growth of your guaranteed benefits. This may conflict with your personal investment objectives.
Transfer Risk. You are allowed to make only one transfer between the Sub-Accounts per day, and you are allowed to only make 20 transfers between the Sub-Accounts per year before we require you to submit additional transfer requests by mail. In addition, the Contract’s restrictions on the maximum amount that may be transferred annually from the Fixed Accumulation Feature to the Sub-Accounts, and its restrictions on when amounts may be transferred from the Sub-Accounts to the Fixed Accumulation Feature, may apply to you. Any transfer restrictions under the Contract that are applicable to you may limit your ability to readily change how your Contract Value is invested in response to changing market conditions or changes in your personal circumstances.
Asset Allocation Model Risk. You may be able to participate in the asset allocation models that are available under the Contract, or the investment restrictions related to an optional benefit you selected may include asset allocation models. Asset allocation does not guarantee that your Contract Value will increase. Nor will it protect against a decline in Contract Value if market prices fall. If you choose to participate in an asset allocation model, you are responsible for determining which model portfolio is best for you.
Selection Risk. The optional benefits under the Contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not have chosen the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you may no longer be available. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for a benefit that did not provide a financial return. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.
Annuity Commencement Date Deferral Risk. You may not be eligible to elect the Deferral Option. If you are eligible for the Deferral Option and you properly elect it, certain changes and restrictions will apply to your Contract (including changes to the Death Benefit), all optional benefits in effect will terminate (previously paid fees for those benefits will not be refunded), you may be required to transfer Contract Value from the Fixed Accumulation Feature, and there could be negative tax consequences. Election of the Deferral Option may not be in your best interest.
Financial Strength and Claims-Paying Ability Risk. Talcott Resolution is the insurance company that issued your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. If we experience financial distress, we may not be able to meet our obligations to you. All guarantees and obligations under the Fixed Accumulation Feature are subject to our financial strength and our claims paying ability.
Cybersecurity and Business Interruption Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters and catastrophes. See 11. Miscellaneous - e. Cybersecurity and Disruptions to Business Operations" for additional information.
6. General Information
a.The Company
We are a stock life insurance company. Talcott Resolution Life and Annuity Insurance Company (formerly Hartford Life and Annuity Insurance Company) is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. Talcott Resolution was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution is a subsidiary of Talcott Resolution Life Insurance Company. Our corporate offices are located at 1 Griffin Road North, Windsor, Connecticut 06095-1512. Effective on or about September 1, 2023, our corporate offices will be located at 1 American Row, Hartford, CT 06103. In May 2018 the business was sold by The Hartford Financial Services Group, Inc. to a consortium of investors and renamed Talcott Resolution. On June 30, 2021, pursuant to the Agreement and Plan of Merger dated as of January 18, 2021, by and among Talcott Financial Group, Ltd. (formerly, Sutton Holdings Investments, Ltd.) (“Buyer”), Sutton Holdings Merger Sub, L.P., Talcott Holdings, LP (formerly, Hopmeadow Holdings, LP) (“THLP”) and Talcott Financial Group GP, LLC (formerly, Hopmeadow Holdings GP, LLC), the owners of THLP sold all of the issued and outstanding equity interests in THLP, a parent of Talcott Resolution Life and Annuity Insurance Company, to Buyer, an affiliate of Sixth Street, a global investment firm. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at

www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
b. The General Account
The FAF is part of our General Account. Any amounts that we are obligated to pay under the FAF and any other payment obligation we undertake under the Contract are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the FAF except for Contracts issued in Massachusetts.
c. The Separate Account
The Sub-Accounts are part of Talcott Resolution Life and Annuity Insurance Company Separate Account Three, a segregated asset account of Talcott Resolution. The Separate Account is registered as a unit investment trust under the 1940 Act and was established on June 22, 1994. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
The Separate Account:
•is credited with income, gains and losses credited to, or charged against, the Separate Account that reflect the Separate Account's own investment experience and not the investment experience of our other assets, including our General Account or our other separate accounts; and
•may not be used to pay any of our liabilities other than those arising from the Contracts and other variable annuities supported by the Separate Account.
Talcott Resolution is obligated to pay all amounts guaranteed to investors under the Contract. We do not guarantee the investment results of the Separate Account.
d. The Funds
The Sub-Accounts are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. We do not guarantee the investment results of any Fund. Certain Funds may not be available to you. The Funds available in your Contract version are listed in Appendix A.1.
Information regarding each Fund, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See Appendix A - Funds Available Under the Contract. Each Fund has issued a prospectus that contains more detailed information about the Fund. Read these prospectuses carefully before investment. Paper or electronic copies of the Fund prospectuses may be obtained by calling us at 1-800-862-6668, emailing us at asccontactus@talcottresolution.com or visiting:

Contract Version	Website Address
The Director M Outlook	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=NRVA03797
Wells Fargo Director M Outlook	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=NRVA03846
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:
•Notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted.
•Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.
•Arrange for the handling and tallying of proxies received from Contract Owners.
•Vote all Fund shares attributable to your Contract according to timely instructions received from you, and
•Vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the underlying funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Contract Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and varying administrative services payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements with a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2022, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, Hartford HLS Funds, Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by us varies by Fund and we may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2022, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $25 from that Fund). For the fiscal year ended December 31, 2022, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $75 million.
e. Fixed Accumulation Feature
As of October 4, 2013, we no longer accept new allocations or Premium Payments to the FAF except for contracts issued in Massachusetts. Any Contract Value currently invested in the FAF may remain.
Important Information You Should Know: The FAF is not registered under the 1933 Act and is not registered as an investment company under the 1940 Act. The FAF or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act. The following disclosure about the FAF are subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The FAF is not offered in all Contracts and is not available in all states.
Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the FAF become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. The General Account is not a bank account and is not insured by the

FDIC or any other government agency. We receive a benefit from all amounts held in the General Account. Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the FAF are available to our general creditors.
We guarantee that we will credit interest to amounts you allocate to the FAF at a minimum rate that meets your State’s minimum non-forfeiture requirements. Non-forfeiture rate vary from state to state. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the FAF. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the FAF interest rates currently in effect. If you are invested in the FAF, we send you notice of the FAF credited rate annually. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors.
We will account for any deductions, Surrenders or transfers from the FAF on a “first-in first-out” basis.
Asset Rebalancing is not available for the FAF.
If you elect to pay an advisory fee to a third-party financial intermediary for advisory services by taking withdrawals from your Contract Value, the amount of your withdrawal allocated to the FAF will reduce your Contract's FAF value.
Important: The guaranteed minimum annualized interest rate for all Contracts is 3%, unless a higher minimum interest rate is required by state law. Any interest credited to amounts you allocate to the FAF in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the FAF may not exceed the minimum guaranteed interest rate for any given year. The FAF interest rates may vary by State. While we do not charge a separate fee for investing in the FAF, our expenses associated with offering this feature are factored into the FAF.
From time to time, we may credit increased interest rates under certain programs established in our sole discretion.
7. The Contract
a. Purchases and Contract Value
Who could buy this Contract?
This Contract is no longer available for sale. The Contract is an individual or group tax-deferred variable annuity Contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:
•Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;
•Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code. We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts or additional Premium Payments into any individual annuity contract funded through a 403(b) plan;
•Individual Retirement Annuities adopted according to Section 408 of the Code;
•Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and
•Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
How was this Contract Purchased?
The Contract was only available for purchase through a Financial Intermediary.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
We will not accept Premium Payments in the aggregate of $1 million or more unless we provide prior approval. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your Premium Payment:
•if total Premium Payments aggregated by social security number or taxpayer identification number equal $1 million or more; and

•for all applications where the Owner or joint Owner are non-resident aliens.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Premium Payments applied to your Contract?
If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payments.
Deduction of Advisory Fee
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce, perhaps significantly, death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. Section 7.c. Charges and Fees, Section 9. Death Benefits and Section 12. Federal Tax Considerations for more information.
Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
How is the value of your Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of the FAF, if applicable, and all Funds. There are two things that affect your Contract Value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day, your Contract Value will fluctuate because Accumulation Unit Values are affected by the performance of the underlying Funds and the deduction of expenses and certain charges in the Sub-Account.
When Premium Payments are credited to your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:
•The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced
•The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

•Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.
If you elect to pay an advisory fee to a third-party financial intermediary for advisory services by taking withdrawals from your Contract Value, the deduction for that fee will result in the cancellation of accumulation units.
We will send you a statement at least annually.
What other ways can you invest?
You may enroll in the following features (sometimes called a “Program”) for no additional fee. Not all Programs are available with all Contract variations.
InvestEase
This electronic funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund.
Static Asset Allocation Models
This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories. Please see Appendix A for models that are available to you.
If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the FAF is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.
You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.
You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits. Such requirements and conditions help us limit our risk to an acceptable level so that we can offer the guaranteed minimum withdrawal benefit. They are intended to reduce the risk of investment losses that could require us to use our General Account assets to pay amounts due under the guaranteed minimum withdrawal benefit rider to your Contract.
If we change an asset allocation model required for maintaining a guaranteed minimum withdrawal benefit, the changes will not be applied to your existing Fund allocations. You may be required to elect a new asset allocation model in order to continue to maintain your guaranteed minimum withdrawal benefit. We will give you advance notice of the changes.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain guaranteed minimum withdrawal benefits.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the FAF. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to "What Restrictions Are There on your Ability to Make a Sub-Account Transfer?" for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Investment Professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

•Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time. Asset Rebalancing is not available for the FAF.
•Dollar Cost Averaging
We offer two dollar cost averaging programs:
•Fixed Amount DCA
•Earnings/Interest DCA
Fixed Amount DCA - This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the FAF (if available based on the form of Contract selected) or any Fund into a different Fund. This program begins approximately 15 days following the next monthly Contract Anniversary from the day the enrollment requested is established unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Earnings/Interest DCA - This feature allows you to regularly transfer (monthly or quarterly) the interest earned from your investment in the FAF (if available based on the form of Contract selected) or any Fund into another Fund. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments each Contract Year without a CDSC. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the AWA, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional withdrawal riders. Please see Section 12. Federal Tax Considerations for more information about the tax consequences associated with your Contract. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional withdrawal riders.
Other Program considerations
•You may terminate your enrollment in any Program at any time.
•We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:
•any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or
•any Fund is liquidated - then your allocations will be directed to any available money market Fund (subject to applicable law).
•If we terminate your asset allocation model Program, then your allocations to the Funds in that model will remain invested in those Funds unless we receive instructions from you.
You may always provide us with updated instructions following any of these events.
•Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.
•We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you. Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you.
Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund’s prospectus.
•Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.
•These Programs may be adversely affected by Fund trading policies.
Can you transfer from one Sub-Account to another?
Yes. During those phases of your Contract when transfers are permissible, you may make transfers between Funds according to the following policies and procedures, as they may be amended from time to time. In addition, there may be investment restrictions applicable to your contract in conjunction with certain riders as described in this prospectus.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed at the net asset value of each Fund share as of the end of the Valuation Day that it is received In Good Order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within thirty days of receiving the confirmation.
What Happens When you Request a Sub-Account Transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all contract owners’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us. We also combine many of the purchases and/or redemptions of that particular Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer;” however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes

Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of twenty Sub-Account transfers each Contract Year (the "Transfer Rule") by U.S. Mail, internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your tenth Sub-Account transfer to remind you about the Transfer Rule. After your twentieth transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently Surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a company-sponsored Program, such as a Contract exchange program that may be offered by us from time to time. Reallocations made based on a Fund merger or liquidation also do not count toward this Transfer Limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.
Effective July 1, 2007:
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant an exception to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not In Good Order.
In certain circumstances, Fund trading policies do not apply or may be limited. For instance:
•Certain types of Financial Intermediaries may not be required to provide us with shareholder information.
•Excepted funds, such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any Financial Intermediary that a Fund treats as a single investor.
•A Fund can decide to exempt categories of Contract holders whose Contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of Dollar Cost Averaging programs, asset allocation programs, automatic rebalancing programs, Annuity Payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or Surrenders, retirement plan salary reduction contributions, or planned Premium Payments.
Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance:
•Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.
•In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (Participants) or enforce the Transfer Rule because we do not keep participants’ account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.
How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract Value. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce the value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Fixed Accumulation Feature Transfers — If applicable, during each Contract Year, you may make transfers out of the FAF to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:
•30% of the Contract Value in the FAF as of the last Contract Anniversary or Contract issue date or the largest sum of your prior transfers. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers except for certain programs specified by us; or
•An amount equal to your largest previous transfer from the FAF in any one Contract Year.
We apply these restrictions to all transfers from the FAF, including all systematic transfers and Dollar Cost Averaging Programs.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and Surrenders from the FAF for up to 6 months from the date of your request.
As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Values in the FAF to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
If you elect the Deferral Option, at least 80% of your Contract Value must be invested in Sub-Accounts on the original Annuity Commencement Date. That is, no more than 20% of the Contract Value may be allocated to the FAF on the original Annuity Commencement Date. Any amount over 20% of Contract Value allocated to the FAF on the original Annuity Commencement Date will be moved out of the FAF via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the FAF during any Contract Year will be waived on and after the original Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer.
Telephone and Internet Transfers — You may make transfers through the mail or your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be reconfirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the end of the Valuation Day you made the transfer request.
We and our agents are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney — You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
b. Contract Rights
You, as Contract Owner, may exercise all the rights under the Contract. The prospectus discusses these rights, including your right, during the Accumulation Period, to make Premium Payments and provide instructions to us to allocate your Contract Value among the Sub-Accounts or Fixed Accumulation Feature, if available. You, as Contract Owner, may also request a full or partial Surrender from the Contract, designate an Annuitant and elect to receive Annuity Payouts. This prospectus also discusses the Death Benefit payable under the Contract and the rights of any Beneficiary.
c. Charges and Fees
Mortality and Expense Risk Charge (Base Contract Charges)
For assuming mortality and expense risks under the Contract, we deduct a daily charge at a maximum annual rate of 1.60% of Sub-Account Value.
The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:
•Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
•Expense Risk - We also bear an expense risk that the CDSCs, if applicable, collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee (Base Contract Charge)
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.
Administrative Charge (Base Contract Charge)
We apply a daily administration charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Optional Benefit Charges
If you elected an optional death or living benefit rider, your Contract is subject to an additional charge. See the sections of this prospectus describing the optional benefits for additional information.
Sales Charges (Contingent Deferred Sales Charge (CDSC))
We offer three contract variations that have a CDSC (these forms of contract are called “Outlook”, “Plus” and our base contract (which does not have a separate marketing name but is sometimes referred to in this prospectus as the “Core” version)), one contract version has a front end sales charge (called “Edge”) and one contract version has no sales charge (called “Access”). These types of charges (and any available reductions or waivers) are described in Section 4.
When you request a withdrawal under the Contract, you may choose to have the withdrawal processed as either a gross withdrawal or net withdrawal. Your choice may impact the amount of withdrawal proceeds that you receive, as follows:
a.Gross Withdrawal – We will withdraw only the amount requested from your Contract. If your withdrawal is subject to CDSCs, other charges, or tax withholdings, you will receive the amount requested minus the applicable CDSCs, other charges, and tax withholdings. As such, you may not receive the full amount requested.
b.Net Withdrawal – To the extent necessary, we will increase the withdrawal amount so that, after the deduction of any applicable CDSCs, other charges, and/or tax withholdings, you will receive the full amount requested. Please note that CDSCs will be based on the total amount withdrawn, not the amount requested, so a net withdrawal may result in more CDSCs than a gross withdrawal.
In the absence of instructions, we will process a withdrawal request as a net withdrawal.
The following hypothetical examples help illustrate the difference between a gross withdrawal (Example 1) and a net withdrawal (Example 2).

Example 1 Gross Withdrawal	Example 2 Net Withdrawal
Assume the following: You made an initial Premium Payment of $10,000 five years ago and no additional Premium Payments thereafter. You request a partial withdrawal of $5,000, and you have not taken any portion of your AWA for the year. The only charges applicable to the withdrawal are CDSCs. You instruct us to process your request as a gross withdrawal.
We will deduct a CDSC as follows:

Assume the following: You made an initial Premium Payment of $10,000 five years ago and no additional Premium Payments thereafter. You request a partial withdrawal of $5,000, and you have not taken any portion of your AWA for the year. The only charges applicable to the withdrawal are CDSCs. You instruct us to process your request as a net withdrawal, or you do not provide instructions.
We will deduct a CDSC as follows:

First, the portion of the withdrawal that is not in excess of the AWA, which is equal to 10% of total Premium Payments (i.e., $1,000), with be withdrawn without a CDSC.	First, the portion of the withdrawal that is not in excess of the AWA, which is equal to 10% of total Premium Payments (i.e., $1,000), with be withdrawn without a CDSC.
We will then withdraw the remaining $4,000. A CDSC of 5%, or $200, is assessed on the withdrawal.	We will then increase the remaining amount to be withdrawn from $4,000 to $4,211. A CDSC of 5%, or $211, is assessed on the withdrawal.

The total amount withdrawn is $5,000 and your Contract Value is reduced by $5,000. The CDSC is $200. You will receive $4,800 in withdrawal proceeds.	The total amount withdrawn is $5,211 and your Contract Value is reduced by $5,211. The CDSC is $211. You will receive $5,000 in withdrawal proceeds.
All withdrawals may be subject to federal and state income taxes, including a 10% federal penalty tax if taken before age 59 ½. If you have any questions about net and gross withdrawals, please contact us or your Investment Professional.
Charges Against the Funds
Annual Fund Operating Expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses.
Changes in Charges if you Elect the Annuity Commencement Date Deferral Option
If you elect the Deferral Option, then upon the original Annuity Commencement Date, Principal First and Principal First Preferred riders as well as all other living benefits and optional death benefits are terminated and the associated rider charges will no longer be assessed.
Reduced Fees and Charges
We may offer, in our discretion, reduced fees and charges including, but not limited to, CDSCs, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.
Deduction of Advisory Fee
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, both you and your financial intermediary must sign an enrollment form authorizing the withdrawals and submit a fee payment request form for the specific dollar amount of the fee payment you want withdrawn from your Contract and sent to your financial intermediary. We will deduct your requested fee payment amount on a pro-rata basis from the Sub-Account Values and Fixed Accumulation Feature (if available). Your financial intermediary must submit a new fee payment request form to us for each payment. Payments will generally be processed on the same day the request is received in good order. You may revoke your authorization at any time by giving notice to us. If you elect to pay your advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
Please see "Fee Table” for a description of charges and fees.
d. Surrenders
What kinds of Surrenders are available?
Before the Annuity Commencement Date:
Full Surrenders - When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, CDSCs, a prorated portion of optional benefit charges, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders - You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the AWA allowed and the CDSC will not be assessed against such amounts. Surrender of Contract Values in excess of the AWA and additional surrenders made in any Contract Year will be subject to the CDSC. You can ask us to deduct the CDSC from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.
Partial Surrenders are taken proportionally out of the Sub-Accounts and the FAF unless prohibited by your state. A partial Surrender will reduce the value of your Contract and the Death Benefit. A partial Surrender will be subject to any applicable CDSCs, which will be deducted from the amount withdrawn or the remaining Contract Value. If deducted from remaining Contract Value, the CDSC will be allocated proportionally among the Sub-Accounts and the FAF. Please see section 11.a. (State Variations) for additional details.
There are several restrictions on partial Surrenders before the Annuity Commencement Date:
•The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and
•After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after a Surrender.
Your resulting standard Death Benefit will be reduced proportionately if you Surrender the majority of your Contract Value. See sections 9 and 10 for information regarding the impact of Surrenders to Death Benefits and optional benefits.
Under certain circumstances we had permitted certain Contract Owners to reinstate their Contracts when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to us. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
After the Annuity Commencement Date:
Full Surrenders - You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable CDSCs. The Commuted Value is determined on the day we receive your written request for Surrender.
Partial Surrenders - Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the “Period Certain” for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.
Partial Surrenders are taken proportionally out of the Sub-Accounts and the FAF unless prohibited by your state. A partial Surrender will reduce the value of your Contract and the Death Benefit. A partial Surrender will be subject to any applicable CDSCs, which will be deducted from the amount withdrawn or the remaining Contract Value. If deducted from remaining Contract Value, the CDSC will be allocated proportionally among the Sub-Accounts and the FAF. Please see section 11.a. (State Variations) for additional details.
To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.
We will deduct any applicable CDSCs.
If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.
These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.
Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.
How do you request a Surrender?
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:
•the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,
•your tax withholding amount or percentage, if any, and
•your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.

If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests — To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders. If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. Consult your personal tax adviser to determine whether a Surrender is permissible, with or without federal income tax penalty.
If you own more than one Contract issued by us in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
Internal Revenue Code section 403(b) annuities - Section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59½, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59½ ). Distributions prior to age 59½ due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
e. Annuity Commencement Date Deferral Option
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined below. If you elect the Deferral Option, you may defer your Annuity Commencement Date to the Annuitant’s 100th birthday.
We will notify you prior to your Annuity Commencement Date of the options available to you at your Annuity Commencement Date. During the Election Period, which begins when we send you the Deferral Option rider and ends on your Annuity Commencement Date (“Election Period”), and which will begin at least ninety days before your Annuity Commencement Date, you may choose any of the available options.
We may withdraw the Deferral Option at any time.
If one of the options available at that time is the Deferral Option and the following conditions are met during the entirety of the Election Period, you may elect the Deferral Option:
•You own one or more eligible contracts issued by Talcott Resolution Life Insurance Company or Talcott Resolution Life and Annuity Insurance Company
•The Deferral Option is not available if you have elected any of the following living benefit riders: Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Portfolios, Lifetime Income Builder Selects;
•You have not elected the Deferral Option previously;
•Your beneficiaries have not elected a death benefit settlement option;
•You are within 90 days of your Annuity Commencement Date and you are at least 90 years old on your Annuity Commencement Date;
•The state in which your Contract was issued has approved the Deferral Option rider;
•We must receive your signed Annuity Commencement Date Deferral Option Request Form in Good Order at our Administrative Office to elect the Deferral Option. We must receive the Annuity Commencement Date Deferral Option Request Form on any Valuation Day up to and including the Annuity Commencement Date, provided we receive it no later than 4:00 p.m. Eastern Time or, if earlier, the close of the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date falls on a non-Valuation Day we must receive it by the prior Valuation Day;
•You must not be beyond your Annuity Commencement Date or have annuitized your Contract;
•You must be a customer of a Financial Intermediary in accordance with our records;
•The Contract is not owned by a Charitable Remainder Trust (The Annuity Commencement Date of these contracts is the Annuitant's 100th birthday); and
•During the Election Period, we have not received a request to process additional Premium Payments through a 1035 exchange, direct transfer or direct rollover.
While we have described the Deferral Option, this does not signify that your state has approved the Deferral Option rider and does not mean that the Deferral Option will be available in the future even if the rider has been approved by your state. Approval by your state is not an endorsement by that state of the Deferral Option.
As you approach your Annuity Commencement Date if you have questions about whether or not this option is available in your state, please call us at 1-800-862-6668.
If you are eligible for the Deferral Option and if you properly elect the Deferral Option, the following changes to your contract will occur on your Annuity Commencement Date:
•Your Annuity Commencement Date will be deferred to the Annuitant’s 100th birthday ("the Deferred Annuity Commencement Date");
•All living benefit riders and all optional Death Benefit riders and their associated fees will terminate. No previously paid fees will be refunded. Specifically:
•The Death Benefit described in your Contract and any optional Death Benefits will be terminated and the new Death Benefit will be the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the Death Benefit amount will be subject to market fluctuations;
•All optional Death Benefit rider charges will no longer be assessed;
•Principal First and Principal First Preferred riders including any guaranteed income benefit, death benefit settlement option and any annuitization option under these riders (i) will be terminated in their entirety; (ii) the charge for these riders will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If you are receiving Automatic Income Payments under Principal First or Principal First Preferred riders, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. The contract minimum is generally $500, but varies by state and may be charged in the future in our sole discretion, with notice to you. The minimum may be obtained by calling us at 1-800-862-6668;
•At least 80% of your Contract Value must be invested in Sub-Accounts. That is, no more than 20% of your Contract Value may be allocated to the FAF. Any amount over 20% of Contract Value allocated to the FAF on the Annuity Commencement Date will be moved out of the FAF via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the FAF during any Contract Year will be waived on and after the Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer;
•Similarly, if there is a Dollar Cost Averaging Program already established from the FAF it will be terminated. You may begin a new Dollar Cost Averaging Program by contacting us after the Annuity Commencement Date;
•The default annuitization option for Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain. The default annuitization option for non-Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date;
•If you elect the Deferral Option, premium taxes, if not previously deducted, will be deducted on your Deferred Annuity Commencement Date and not on your Annuity Commencement Date; and
•If you choose the Deferral Option, full and partial Surrenders may be made up to the Deferred Annuity Commencement Date.

•The ability to elect the Deferral Option may not be available in every State. The Deferral Option may be cancelled or withdrawn at any time by us without prior notification from us, except that we will not withdraw the option for any Contract Owner who has been offered the option at the beginning of the Election Period preceding the Annuity Commencement Date.
•If you elect the Deferral Option and if your Spouse continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
•If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100th birthday.
•Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100th birthday.
Please note that if you elect the Deferral Option, then, after your Annuity Commencement Date, the Contract terms described above will be modified. All inconsistent terms set forth in this Prospectus will not apply after your Annuity Commencement Date.
We encourage you to review the Deferral Option with your tax adviser regarding the tax consequences of electing the Deferral Option.
This Deferral Option will not be appropriate for all Contract Owners, and it may not be in your best interest to elect the Deferral Option.
Other Considerations
•We cannot recommend whether or not the Deferral Option is the right choice for you. Please discuss the merits of the Deferral Option with your Financial Intermediary and tax adviser to be sure that the Deferral Option is suitable for you based on your particular circumstances;
•It is possible that the IRS could characterize the deferral of your annuity commencement date as a deemed exchange of your contract. Therefore, if your contract was issued prior to 1989, you should discuss the possible loss of any grandfathered rights related to your current contract with your tax adviser. In addition, if you elect the Deferral Option for more than one contract in the same year and the IRS were to characterize the deferral of your annuity commencement dates as a deemed exchange of your contracts, your contracts may be aggregated for the purposes of determining the taxability of any future distributions;
•It is possible that the selection of an Annuity Commencement Date at certain advanced ages could result in the Contract not being treated as an annuity for tax purposes; therefore, you should consult with your tax adviser;
•Whether the advantages of deferring the Annuity Commencement Date outweigh any other option available to you at that time including liquidation or choosing an Annuity Payout Option;
•Whether the advantages of deferring the Annuity Commencement Date outweigh the disadvantages, including the loss of all Death Benefits in excess of Contract Value, the loss of all living benefits and the constraints on investments into the FAF;
•Whether you have other assets to meet your future income needs;
•Whether you will change your mind. Once you have elected the Deferral Option, you will not have the ability to reinstate the Principal First or Principal First Preferred rider or reverse any other changes made to your Contract on the Annuity Commencement Date;
•In your evaluation of the Deferral Option, you should consult with your Financial Intermediary and tax adviser and potentially any Beneficiaries named in the Contract;
•The Deferral Option may not be available in all states, through all Financial Intermediaries or for all contracts;
•Financial Intermediaries do not receive additional compensation if you choose the Deferral Option, but continue to receive existing compensation throughout the deferral period;
•If you choose an Annuity Payout Option, you cannot later elect the Deferral Option; and
•If you elect the Deferral Option, you may choose any then available Annuity Payout Options at or before the Deferred Annuity Commencement Date; however, you cannot elect to defer your Deferred Annuity Commencement Date further. On your Deferred Annuity Commencement Date if you have a Qualified Contract, the default Annuity Payout Option is a Life Annuity with Payments for a Period Certain Payout Option with period certain of five years. If you have a non-Qualified Contract, the default Annuity Payout Option is the Life Annuity with Payments for a Period Certain Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date.
f.    Annuity Payouts
When you “annuitize” your Contract, you begin the process of converting Accumulation Units in what is known as the “payout phase.” The payout phase starts with your Annuity Commencement Date and ends when we make the last payment required under your Contract. You should answer the following questions:
•When do you want Annuity Payouts to begin?
•Which Annuity Payout Option do you want to use?
•How often do you want the Payee to receive Annuity Payouts?
•Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?
Please check with your investment professional to select the Annuity Payout Option that best meets your income needs.
When do your Annuity Payouts begin?
Consider the age you will be when you start Annuity Payouts. Annuity Payouts started at a younger age will be greater than at an older age. Your Annuity Commencement Date cannot be earlier than:

✓	2nd Contract Anniversary - if choosing a fixed dollar amount Annuity Payout
✓	Immediately - if choosing a variable dollar amount Annuity Payout or be later than:

✓	Annuitant’s 90th birthday (or if the Contract Owner is a Charitable Remainder Trust, the Annuitant’s 100th birthday); or
✓	10th Contract Year (subject to state variation)
As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined in the Annuity Commencement Date Deferral Option section above. If you elect the Deferral Option, you may defer your Annuity Commencement Date the Annuitant’s 100th birthday. Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100th birthday.
•For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your original Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with period certain payments for five years. For non-Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with a ten year period certain.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
Life Annuity with a Cash Refund
We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.
Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. Adding a joint life will usually lower the payout amount. At younger ages there is little impact, the impact is greater at older ages.When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:
•Remain the same at 100%, or
•Decrease to 66.67%, or
•Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant’s age. Adding a joint life will usually lower the payout amount. At younger ages there is little impact, the impact is greater at older ages. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:
•Remain the same at 100%, or
•Decrease to 66.67%, or
•Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
You cannot Surrender your Contract once Annuity Payouts begin, unless you have selected Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments For a Period Certain, or Payments For a Period Certain Annuity Payout Option. A CDSC, if applicable, may be deducted.
For certain qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

Automatic Annuity Payouts - If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.
For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us what Annuity Payout Option you want, we will pay you under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
•monthly,
•quarterly,
•semi-annually, or
•annually.
Annual Annuity Payouts are less than 12 times the monthly payout amount due to a modal factor based on the AIR for variable Annuity Payouts or minimum interest rate for fixed Annuity Payouts. Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. Fixed dollar Annuity Payouts do not change. Variable dollar Annuity Payouts change with every payout. A lower AIR will start with a lower payout amount. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
Fixed Dollar Amount Annuity Payouts - Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us. Annuity purchase rates may vary based on the aspect of the Contract annuitized.
Variable Dollar Amount Annuity Payouts - Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:
•the Annuity Payout Option chosen,
•the Annuitant’s attained age and gender (if applicable),
•the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and
•the Assumed Investment Return (“AIR”).
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. A lower AIR will start with a lower payout amount. The degree of the fluctuation will depend on the AIR you select.

You can select one of the following AIRs offered, subject to state variations:

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919	5%	0.999866	6%	0.999840
The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.
Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.
After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.
Combination Annuity Payout - You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
8. Benefits Under the Contract
The following table summarizes information about the benefits under the Contract.

Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
MAV/MAV Plus	•Guaranteed minimum death benefit •Provides an enhanced death benefit that may increase the amount payable upon death compared to the standard death benefit	0.30% (as a percentage of daily Contract Value)
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Increases to Maximum Anniversary Value are only calculated prior to the 81st birthday
•Earning Protection Benefit is not available for issue ages over 75
•Annuitizing the Contract will eliminate the benefit

Principal First
•Guaranteed minimum withdrawal benefit
•Provides for guaranteed yearly withdrawals/payments until your benefit base has been exhausted
•Includes a five-year elective step-up feature that may increase the benefit
0.75% (as a percentage of daily Contract Value)
•Guaranteed benefit not provided for life
•Guaranteed withdrawals may begin any time after issuance
•Excess withdrawals may significantly reduce or terminate this benefit
•Withdrawals reduce the potential for step-ups
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Step-ups may be elected once every five years
•Electing step-up may increase current fee
•Benefit base cannot be more than $5 million
•Annuitizing the Contract may eliminate the benefit
•Election of the Deferral Option terminates the benefit

Principal First Preferred	•Guaranteed minimum withdrawal benefit •Provides for guaranteed yearly withdrawals/payments until your benefit base has been exhausted	0.20% (as a percentage of daily Contract Value)
•Guaranteed benefit not provided for life
•Guaranteed withdrawals may begin any time after issuance
•Excess withdrawals may significantly reduce or terminate this benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Benefit base cannot be more than $5 million
•Annuitizing the Contract may eliminate the benefit
•Election of the Deferral Option terminates the benefit

Lifetime Income Builder Selects
•Guaranteed minimum lifetime withdrawal benefit
•Provides for guaranteed yearly withdrawals/payments until the death of the covered live(s) if conditions are satisfied
•Includes an annual automatic step-up feature that may increase the benefit, subject to annual cap
•Includes a guaranteed minimum death benefit that replaces the standard death benefit
1.50% (as a percentage of Payment Base)
•Investment restrictions limit available investment options
•Guaranteed withdrawals cannot begin until the relevant covered life attains age 59-1/2
•Early and excess withdrawals may significantly reduce or terminate the benefit
•Withdrawals reduce the potential for step-ups
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Automatic step-ups waived if you declined fee increase
•Increase to benefit from single step-up capped at 10%
•Benefit base cannot be more than $5 million
•Premium Payments may be subject to restrictions
•Annuitizing the Contract may eliminate the benefit
•Deferral Option is not available

Lifetime Income Builder Portfolios
•Guaranteed minimum lifetime withdrawal benefit
•Provides for guaranteed yearly withdrawals/payments until the death of the covered live(s) if conditions are satisfied
•Includes an annual automatic, uncapped step-up feature that may increase the benefit
•Includes a guaranteed minimum death benefit that replaces the standard death benefit
1.50% (as a percentage of Payment Base)
•Investment restrictions limit available investment options
•Guaranteed withdrawals cannot begin until the relevant covered life attains age 59-1/2
•Early and excess withdrawals may significantly reduce or terminate the benefit
•Withdrawals reduce the potential for step-ups
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Automatic step-ups waived if you declined fee increase
•Benefit base cannot be more than $5 million
•Premium Payments may be subject to restrictions
•Annuitizing the Contract may eliminate the benefit
•Deferral Option is not available

Lifetime Income Builder
•Guaranteed minimum lifetime withdrawal benefit
•Provides for guaranteed yearly withdrawals/payments until the death of the covered live(s) if conditions are satisfied
•Includes an annual automatic, uncapped step-up feature that may increase the benefit
•Includes a guaranteed minimum death benefit that replaces the standard death benefit
0.75% (as a percentage of Payment Base)
•Investment restrictions limit available investment options
•Guaranteed withdrawals/payments cannot begin until the relevant covered life attains age 60
•Early and excess withdrawals may significantly reduce or terminate the benefit
•Withdrawals reduce the potential for step-ups
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Automatic step-ups waived if you declined fee increase
•Increase to benefit from single step-up capped at 10%
•Benefit base cannot be more than $5 million
•Annuitizing the Contract may eliminate the benefit
•Deferral Option is not available

Lifetime Income Builder II
•Guaranteed minimum lifetime withdrawal benefit
•Provides for guaranteed yearly withdrawals/payments until the death of the covered live(s) if conditions are satisfied
•Includes an annual automatic step-up feature that may increase the benefit, subject to annual cap
•Includes a guaranteed minimum death benefit that replaces the standard death benefit
0.75% (as a percentage of Payment Base)
•Investment restrictions limit available investment options
•Guaranteed withdrawals/payments cannot begin until the relevant covered life attains age 60
•Early and excess withdrawals may significantly reduce or terminate the benefit
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Automatic step-ups waived if you declined fee increase
•Increase to benefit from single step-up capped at 10%
•Benefit base cannot be more than $5 million
•Premium Payments may be subject to restrictions
•Annuitizing the Contract may eliminate the benefit
•Deferral Option is not available

Lifetime Income Foundation
•Guaranteed minimum lifetime withdrawal benefit
•Provides for guaranteed yearly withdrawals/payments until the death of the covered live(s) if certain conditions are satisfied
•Includes a guaranteed minimum death benefit that replaces the standard death benefit
0.30% (as a percentage of Payment Base)
•Investment restrictions limit available investment options
•Guaranteed withdrawals/payments cannot begin until the relevant covered life attains age 60
•Early and excess withdrawals may significantly reduce or terminate the withdrawal benefit
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Benefit base cannot be more than $5 million
•Premium Payments may be subject to restrictions
•Annuitizing the Contract may eliminate the benefit
•Deferral Option is not available

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
InvestEase®	Electronic transfer of funds from your bank account into your Contract	•Minimum amount for each transfer is $50

Asset Allocation Models	Model allocations among investment options that may be based on factors such as, e.g., risk, time horizon, or certain funds of fund families
•Must invest all Premium Payments in a selected model
•May participate in only one model at a time
•Models cannot be combined with other models or individual investment option elections
•May be required to select a model under a benefit's investment restrictions
•May switch models up to 12 times per year, subject to any applicable investment restrictions
•Participation subject to quarterly rebalancing

Asset Rebalancing	Allows you to automatically rebalance Contract Value in the Sub-Accounts at a specified frequency to the asset allocation percentages that you previously selected.	•Only one set of asset allocation instructions at a time •Fixed Accumulation Feature excluded
Dollar Cost Averaging - Fixed Amount DCA	Provides for automatic, periodic transfers of fixed amounts from the Fixed Accumulation Feature to other investment options	•Fixed Accumulation Feature may not be available for investment •Transfers may be monthly or quarterly •Must perform at least three transfers to remain in the program
Dollar Cost Averaging - Earnings/Interest DCA	Provides for automatic, periodic transfers of earnings or interest from investment options to other investment options	•Fixed Accumulation Feature may not be available for investment •Transfers may be monthly or quarterly •Must perform at least three transfers to remain in the program
Automatic Income Program	Provides for automatic, periodic partial withdrawals up to 10% of total Premium Payments, or up to the allowable limit under an optional benefit, each Contract Year, without any early withdrawal charges
•Partial withdrawals may occur monthly, quarterly, semi-annually or annually
•Minimum amount of each withdrawal is $100
•Amounts withdrawn count towards the Annual Withdrawal Amount and any applicable optional benefit withdrawal limits

Death Benefit	Upon the Contract Owner's or Annuitant's death during the Accumulation Period, provides for payment of Premium Security for issue ages under 81 and payment for of the Asset Protection Benefit for issue ages 81 to 85
•Partial withdrawals may significantly reduce the benefit, including by more than the amount withdrawn
•Increases to Maximum Anniversary Value are only calculated prior to the 81st birthday
•Terminates upon entering the Annuity Period
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn

Hospital or Skilled Health Care facility confinement waiver (Nursing Home Waiver)	Provides a waiver of surrender charges if a covered person is confined to a defined facility	•A covered person must meet the preset conditions for a preset amount to time to qualify for the waiver of surrender charges on a full or partial withdrawal.
9. Death Benefits
a.    Standard Death Benefits
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant, if applicable, dies before we begin to make Annuity Payouts. We calculate the Death Benefit when, and as of the date that, we receive a certified death certificate or other legal document acceptable to us. The Death Benefits described below are at no additional cost. Standard Death Benefits are automatically included in your Contract unless superseded by certain optional benefits. Terms and titles used in riders to your Contract may differ from those used in this prospectus.
The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the FAF for each Beneficiary’s portion of the proceeds.
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each

Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
The Premium Security Death Benefit
This standard Death Benefit is automatically issued if you and the Annuitant are all younger than age 81 when the Contract is issued. This Death Benefit is the highest of:
•Contract Value; or
•Total Premium Payments adjusted for partial Surrenders; or
•The lesser of:
•Maximum Anniversary Value, or
•the sum of Contract Value plus 25% of Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death).
Please refer to Premium Security Death Benefit examples 1 - 2 in Appendix D.
The Asset Protection Death Benefit
This standard Death Benefit is automatically issued if you or the Annuitant are between ages 81 to 85 when the Contract is issued. This Death Benefit is the highest of:
•Contract Value; or
•The lesser of:
•Premium Payments (adjusted for partial Surrenders), or
•the sum of Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death).
If one of the Owners and Annuitant is age 81 or older on the date we issue this Contract and one of the Owners and Annuitant is age 79 or younger on the date we issue this Contract; however, the Death Benefit payable upon the death of the younger of the Owners or Annuitant will be the lesser of Maximum Anniversary Value or the sum of Contract Value plus 25% of Maximum Anniversary Value.
Please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix D.
Maximum Anniversary Value
The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier.
The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:
•Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and
•Your Anniversary Value is reduced for any partial Surrenders since the Contract Anniversary.
The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
Adjustments for Surrenders
We calculate the adjustments to your Maximum Anniversary Value for any Surrenders by reducing your Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Anniversary Value proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
For examples of how this is applied for the Premium Security Death Benefit, please refer to Premium Security Death Benefit examples 1 - 2 in Appendix D and for the Asset Protection Death Benefit, please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix D.
We calculate the adjustment to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

Additional Information about Death Benefits
We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed:
a.the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or
b.the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
Withdrawals to Pay Advisory Fees
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals have the same impact on the value of the death benefit, including the standard death benefit, as any other partial Surrenders. As such advisory fee withdrawals can severely affect the value of any guaranteed death benefit under your Contract. Such withdrawals may reduce your benefit on a proportional basis rather than by the dollar amount actually surrendered, as discussed in "Adjustments for Surrenders" above and as illustrated in the example below. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
This hypothetical example shows only the impact to the total Premium Payments component of your death benefit. Since the RIA fee is deducted from your Contract Value, all components of the death benefit will be impacted as prescribed in the death benefit definition.
For cumulative partial surrenders during each Contract Year that are equal to or less than 10% of premium payments, the adjustment is the dollar amount of the partial surrender.
For any partial surrender that causes cumulative partial surrenders during the Contract Year to exceed 10% of premium payments, the adjustment is the dollar amount of the partial surrender that does not exceed 10% of premiums, and the adjustment for the remaining portion of the partial surrender is a factor applied to the portion of premium payments that exceed 10% of premium payments as follows:
1 - (A/(B-C )) where
A = partial surrenders during the Contract Year in excess of 10% of premium payments;
B = Contract Value immediately prior to the partial surrender; and
C = 10% of premium payments less any partial surrenders during the Contract Year. If C results in a negative number, C becomes zero.
The total Premium Payments equal $100,000. There is a 1 percent annual advisory fee on the initial Premium Payment which equals $1,000 per contract year fee.
Example 1: I year 1, no other partial surrenders have been taken and the amount in within 10% of premium. The fee of $1,000 is deducted from the total Premium Payments, that component of the death benefit is $99,000.
Example 2: In year 1, $9,500 has been surrendered before the RIA fee. The RIA fee is $1,000. The Contract Value before the fee is $94,000.
•Your total Premium Payments were reduced $ for $ by the amount within 10% of premium which was $500. So, the Premium Payments were reduced by $500 to $99,500.
•Then for the amount of the fee that is in excess of the 10% of premium, the Premium Payments were reduced by a factor. To determine this factor, we take the amount of the partial Surrender in excess of 10% of premium, $500 divided by your Contract Value immediately before the Surrender $94,000. The proportional factor was 1 - ($500/$94,000) = .99468.
•This factor was multiplied by $99,500. The result was an adjusted total Premium Payments of $98,970.74.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested according to the last instructions on file and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Talcott Resolution Pathways Program” (formerly "Safe Haven"). Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to the Talcott Resolution Pathways Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the FAF and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Talcott Resolution Pathways Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five or ten years from the date of death if death occurred before the Annuity Commencement Date. The available period (five or ten years) depends on whether the Contract is non-qualified or an IRA and the Owner's date of death. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations, qualifications and conditions. Not all beneficiaries will be able to elect this option.
If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section (C)(2)(f) Section 12. Federal Tax Considerations for more information. If your Contract is qualified, please see Section 12. Information Regarding Tax-Qualified Plans for additional information.
If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions - The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary’s life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation - If the Owner dies and the Owner’s Spouse is a beneficiary, then the portion of the Contract payable to the Spouse may be continued with the Spouse as Owner, unless the Spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. For certain Contracts, if the Contract continues with the Spouse as Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract continuation will only apply one time for each Contract. If you do not name another Beneficiary at the time of continuation, the Beneficiary will default to your estate. If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement

Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving joint Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner and the Beneficiary predeceases the Contract Owner	The Annuitant is living or deceased	Contract Owner’s estate receives the Death Benefit.
Annuitant	The Contract Owner is living	There is no named Contingent Annuitant	The Contract Owner becomes the Contingent Annuitant and the Contract continues. The Contract Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Contract Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100th birthday.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Contract Owner	The Annuitant is living	Designated Beneficiary becomes the Contract Owner.
Annuitant	The Contract Owner is living	Contract Owner receives the payout at death, if any.
Annuitant	The Annuitant is also the Owner	Designated Beneficiary receives the payout at death, if any.
These are the most common scenarios. Some of the Annuity Payout Options may not result in a payout at death.
b. Optional Death Benefit
MAV Plus Death Benefit
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
Objective
Refund net Premium Payments as well as some percentage of any Contract Value gains.
How does this rider help achieve this goal?
The Death Benefit will be the greater of the standard Death Benefit and MAV Plus Death Benefit. If you also elect any optional benefit rider, the Death Benefit will be the greater of such optional rider and this rider.
The MAV Plus Death Benefit is the greatest of:
A.Contract Value on the date we receive due proof of death.

B.Total Premium Payments adjusted for any partial Surrenders (see clause D below for a description of this adjustment).
C.Maximum Anniversary Value - The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments: (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
D.Earnings Protection Benefit - The Earnings Protection Benefit depends on the age of you and/or your Annuitant on the date this rider is added to your Contract.
•If each is aged 69 or younger, the Death Benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap.
•If you and/or your Annuitant are age 70 or older on the date this rider is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.
We determine Contract gain by subtracting your Contract Value on the date you added this rider from the Contract Value on the date we receive due proof of death. We then deduct any Premium Payments and add adjustments for any partial Surrender made during that time. We make an adjustment for partial Surrenders if the amount of Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.
We calculate the adjustment to your Maximum Anniversary Value for any Surrenders by reducing your Maximum Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Maximum Anniversary Value proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender. Please refer to the examples in Appendix D for illustrations of this adjustment.
The Contract gain that is used to determine your Death Benefit has a limit or cap. The cap is 200% of the following:
•the Contract Value on the date this rider was added to your Contract; plus
•Premium Payments made after this rider was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus
•any adjustments for partial Surrenders.
If you elect MAV Plus, the Death Benefit will be the greater of the Premium Security Death Benefit and the MAV Plus Death Benefit.
For contracts issued in states where the MAV Plus Death Benefit is not available, the MAV Death Benefit is available at the same charge and is the greater of A, B and C, above.
When can you buy this rider?
The MAV Plus rider is closed to new investors (including to existing Owners).
This rider was only available at the time of issue and if you elected it, your choice was irrevocable.
Does electing this rider forfeit your ability to buy other riders?
No.
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Contract Value and is deducted daily. The charge for this rider continues to be deducted until we begin to make Annuity Payouts.
Does the Benefit Amount/Payment Base change under this rider?
No. This rider is not affected by the Benefit Amount or Payment Base.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No.
Is this rider designed to pay you Death Benefits?
Yes.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
No.

What happens if I choose the Annuity Commencement Date Deferral option?
The MAV Plus rider terminates as of your original Annuity Commencement Date and is not in effect after your original Annuity Commencement Date.
What effect do partial or full Surrenders have on your benefits under this rider?
Surrenders will reduce the MAV Plus Death Benefit and will be subject to CDSCs, if any.
What happens if you change ownership?
Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not recalculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your contract rights?
Yes. If your Spouse continues the Contract as Owner, we will use the date the Contract is continued with your Spouse as Owner as the effective date this rider was added to the Contract. This means we will use the date the Contract is continued with your Spouse as Owner as the effective date for calculating this Death Benefit going forward. The percentage used for this Death Benefit will be determined by the oldest age of any remaining joint Owner or Annuitant at the time the Contract is continued. Spousal Contract continuation can apply once during the term of this Contract.
What happens if you annuitize your Contract?
This rider will be terminated and the fee will no longer be assessed.
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed:
a.the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or
b.the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•This rider is not available in all states or is named differently in those states.
•If your Contract has no gain, your Beneficiary will receive no additional benefit.
•A Death Benefit is paid to Beneficiaries upon the death of the Annuitant or any Owner, whichever occurs first.
•This rider may be used to supplement Death Benefits in other optional riders. In certain instances, however, this additional Death Benefit coverage could be superfluous.
•Annuitizing your Contract will extinguish this rider.
10. Optional Withdrawal Benefits
a. Principal First Preferred
The Annuity Commencement Date Deferral Option rider is available if you have elected the Principal First Preferred rider. (See below for impacts.)
Objective
Protect your Premium Payments from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.

How does this rider help achieve this goal?
This rider protects Premium Payments by guaranteeing annual Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted.
When can you buy this rider?
The rider is closed to new investors (including to existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you may not elect any optional riders other than MAV Plus (MAV only in applicable states) and the Annuity Commencement Date Deferral Option rider.
What are the impacts of electing the Annuity Commencement Date Deferral Option rider?
If you elect the Deferral Option, Principal First Preferred rider, including any guaranteed income benefit, death benefit settlement option and any annuitization option under this rider (i) will be terminated in their entirety; (ii) the charge for this rider will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If, however, you are receiving Automatic Income Payments under Principal First Preferred rider, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. For more details, see the Annuity Commencement Date Deferral Option section, which is immediately prior to the subsection titled Annuity Payouts in The Contract section.
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. We will continue to deduct the charge until we begin to make Annuity Payouts or the rider is revoked.
Does the Benefit Amount change under this rider?
Yes. Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. If you elect the rider at a later date, your Contract Value on the date it is added to your Contract will be the initial Benefit Amount. Partial Surrenders in excess of your annual Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.
Excess withdrawals may significantly reduce or termination this benefit.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate Benefit Payments. If you elect the rider when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. The maximum Benefit Payment is 5% of your Benefit Amount. Benefit Payments are available at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current Contract Year. For example, if you do not take 5% one Contract Year, you may not take more than 5% the next Contract Year.
If you elected this rider when you purchased your Contract, we count one year as the time between each Contract Anniversary. If you purchased this rider after you purchased your Contract, we count the first year as the time between the date you added this rider to your Contract and your next Contract Anniversary, which could be less than a year.
Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment on a dollar-for-dollar basis. When you make a subsequent Premium Payment, your Benefit Payments will increase by 5% of the amount of the subsequent Premium Payment.
Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Guaranteed withdrawals may begin at any time after issuance.
If, in one year, your Surrenders total more than your annual Benefit Payment, we will recalculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.
Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:
A.If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding subsequent Premium Payments), are equal to or less than the Benefit Payment, the new Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

B.If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:
(i)The Contract Value immediately following the partial Surrender; or
(ii)The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
Please refer to Examples 2 - 6 for Principal First Preferred in Appendix D for illustrations regarding recalculation of your Benefit Amount.
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), beginning in the calendar year in which the individual attains (age 70-1/2 for those born before July 1, 1949 or (b) age 72 for those born on or after July 1, 1949. These withdrawals are called Required Minimum Distributions. An RMD may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future. If you enroll in our Automatic Income Program to satisfy the RMDs from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount or Benefit Payment.
Is this rider designed to pay you a Death Benefit?
No. However, partial Surrenders will reduce the standard Death Benefit.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
Yes. You may revoke this rider in writing anytime following the earlier of the 5th Contract Year (if elected at issuance) or the 5th anniversary of electing this rider post-issuance or at the time we exercise our right to impose investment restrictions. You may terminate this rider by submitting Principal First Preferred Termination Form to our Administrative Office or by calling us. Termination requests will not be accepted more than 30 days prior to your fifth rider anniversary. Annuitizing your Contract instead of receiving Benefit Payments will terminate this rider. If you revoke this rider you will not be able to elect any other optional benefit rider or participate in a Company-sponsored exchange program. However, a Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your AWA. Surrenders in excess of your annual Benefit Payment include any applicable CDSC.
Surrenders can severely affect the value of the benefit. If, in one year, your Surrenders total more than your annual Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.
If your Contract Value is reduced to zero due to receiving annual Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments.
You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals will therefore have the same impact on the benefit as any other partial Surrender and can severely affect the value of the benefit. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediary prior to making any election.
For examples of how partial Surrenders (including advisory fee withdrawals) may impact the benefit, see "Principal First Preferred" under Appendix D Examples.
What happens if you change ownership?
If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:
•The Benefit Amount immediately prior to the ownership change or assignment; orThe Benefit Amount immediately prior to the ownership change or assignment; or
•The Contract Value at the time of the ownership change or assignment.
The Benefit Payment will then be reset to 5% of the new Benefit Amount.

If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the sole Beneficiary is the deceased Owner’s Spouse at the time of death, that Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.
What happens if you annuitize your Contract?
You may elect the annuitization option at any time. If you annuitize your Contract, you may choose the Principal First Preferred Annuity Payout Option ("PFP Annuity Payout Option") in addition to those Annuity Payout Options offered in the Contract. Under the PFP Annuity Payout Option, we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Owner or the Annuitant should die before the Principal First Preferred Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The Principal First Preferred Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PFP Payout Option. Electing this option forfeits any right to Death Benefit values calculated under the standard Death Benefit or any optional death benefits you may have purchased. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed Annuity Payout option until your Benefit Amount is depleted.
This option may not be available if your Contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Not currently, however we reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date. We will provide notice if we intend to impose such restrictions.
Are there restrictions on the amount of subsequent Premium Payments?
No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Can we aggregate contracts?
Yes. We reserve the right to treat all Contracts issued to you by us as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect optional withdrawal benefits in such other Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•We can revoke this rider if you violate any investment restrictions requirements we may impose.
•The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used in the calculation of the Benefit Amount and Benefit Payment is based on the investment performance of your Sub-Accounts.
•Benefit Payments cannot be carried forward from one year to the next. You will not be warned if you take less than the maximum withdrawals available without triggering recalculation of your Benefit Amounts.
•Additional Premium Payments made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional Premium Payment restores the Benefit Amount to the previous Benefit Amount.
•If elected post-issue, the first one-year period will be considered to be the time period between election and the next following Contract Anniversary.
•When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.

•If you are enrolled in the Automatic Income Program ("AIP") it is important for you to take into account the Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so.
b.    Lifetime Income Foundation
The Annuity Commencement Date Deferral Option is not available if you have elected this rider.
Objective
Protect principal from poor market performance, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:
•Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary multiplied by the applicable Withdrawal Percentage. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to or below our minimum Contract Value. The Withdrawal Percentage varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to any Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.
•Guaranteed Minimum Death Benefit ("GMDB"). The GMDB provides a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the GMDB. This GMDB replaces the standard Death Benefits provided under this Contract.
When can you buy this rider?
This rider is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner, and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percentage. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life. When the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 80. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 81.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary (i) after your Anniversary Value and Payment Base have been computed and (ii) prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the FAF in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the FAF in certain states.
Your current rider charge will not increase after the rider Effective Date.
Does the Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on:

•Subsequent Premium Payments. Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.
•Partial Surrenders. Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to or during an Eligible Withdrawal Year, and (b) if the aggregate amount of the partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:
A.If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B.If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will not reduce the Payment Base.
C.For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will reduce the GMDB. Please refer to "Is the rider designed to pay you a Death Benefit" discussion below and the Examples in Appendix D for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percentage, and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:
•If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percentage will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.
•If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percentage will never increase above the Withdrawal Percentage corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issue date to set the Withdrawal Percentage. Once the Withdrawal Percentage has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percentage shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percentage
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percentage may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year; you will not be able to carry remaining amounts forward to future Contract Years.
If you are enrolled in an Automatic Income Program (AIP) it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under your AIP nor do we prompt you to do so.
See Examples 18 through 20 under the Lifetime Income Builder II in Appendix D.
Is this rider designed to pay you a Death Benefit?
Yes. This GMDB guarantees that we will pay a Death Benefit equal to the greater of (i) Premium Payments reduced for partial Surrenders or (ii) Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the GMDB and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the GMDB as follows:
A.If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis.

Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B.If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis.
C.For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” discussion below for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. Anytime following the earlier of Spousal Contract continuation or the 5th Contract Year, the Contract Owner may also elect to revoke the Lifetime Withdrawal Benefits whereupon we will deduct one last pro-rated fee for this rider and only the GMDB shall continue to apply. You may not revoke the GMDB, although the GMDB will be reduced and/or eliminated due to partial Withdrawals. Certain changes in the Covered Life will also constitute a revocation of the Withdrawal Benefits. A Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
If the Lifetime Withdrawal Benefit is revoked:
•it cannot be re-elected;
•you will not receive any Lifetime Withdrawal Payments;
•we will continue the GMDB only. We will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;
•you will no longer be subject to this rider’s Investment Restrictions; and
•you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
Effect on rider charge. On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
What effect do partial or full Surrenders have on your benefits under this rider?
Surrenders can severely affect the value of the benefit. Please refer to the discussion under “Does the Benefit Amount/Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments. Please see “Is there a separate Minimum Amount Rule under this rider?” and “What happens at the Annuity Commencement Date under this rider?” and Examples 7, 8, 11, 12, 13 and 14 under the Lifetime Income Foundation in Appendix D for more information.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals will therefore have the same impact on the benefit as any other partial Surrender and can severely affect the value of the benefit. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediary prior to making any election.
For examples of how partial Surrenders (including advisory fee withdrawals) may impact the benefit, see "Lifetime Income Foundation" under Appendix B - Examples.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Benefit include:
•whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Benefit payments (the benefit may not be reinstated after it is revoked);

•whether you wish to cease paying the fees associated with the Lifetime Withdrawal Benefit include (keep in mind that you have been paying fees for the Lifetime Withdrawal Benefit since the effective date of the rider);
•whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Benefit (if applicable to your contract (see Section 11.a State Variations)); and
•whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the GMDB.
You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Benefit.
Please see "Can your Spouse continue your Withdrawal Benefit?" and "Are there restrictions on how you must invest?" for more information.
Is there a separate Minimum Amount Rule under this rider?
Yes.  If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. Your options at that time are described in the section entitled “What happens if you annuitize your Contract?." You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Within the first six months from the Contract Issue Date. Any Covered Life change will have no impact on the Payment Base or GMDB as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percentage and Lifetime Benefit Payment will thereafter change based on the age of the new Relevant Covered Life.
After the first six months from the Contract Issue Date. If you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse legally divorce, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and GMDB will remain the same. We will recalculate your Withdrawal Percentage based on the age of the younger Covered Life as of the date of the change.
Alternatively, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse legally divorce, you may only remove your ex-Spouse from the Contract. The Payment Base and GMDB will remain the same. We will then recalculate your Withdrawal Percentage based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then we will:
A.If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the GMDB only. The GMDB will be recalculated to be the lesser of the Contract Value or the GMDB effective on the date of the change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
B.If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The GMDB will then be equal to the Contract Value.
If you elected the Single Life Option and any Covered Life changes are made after the first six months from Contract Issue date, then:
A.If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change, the rider will be terminated and removed from the Contract. The GMDB will then be equal to the Contract Value; or
B.If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
The rider is not currently available for sale as have discontinued selling and issuing new contracts.
The maximum age limitation of the rider is 80.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

Single Life Option Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales of this rider at the time of continuation. We will increase the Contract Value to the GMDB, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the GMDB will be set equal to the Contract Value, the Withdrawal Percentage will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the GMDB will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit, the GMDB will be set equal to the Contract Value and the rider charge will no longer be assessed.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the GMDB, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:
•The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;
•The GMDB will be equal to the Contract Value on the Spousal Contract continuation date;
•The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender; and
•The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percentage multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life cannot name a new Owner of the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will then terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the GMDB. If the age of the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the GMDB will equal the Contract Value.
What happens at your Annuity Commencement Date under this rider?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Fixed Lifetime and Period Certain Payout. The duration of the period certain will be determined by taking the rider Death Benefit and dividing it by the Lifetime Benefit Payment. The minimum amount paid under this annuitization option is equal to the rider Death Benefit on the Annuity Commencement Date. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:
Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant is alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by the product of the Payment Base multiplied by the Withdrawal Percentage on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percentage or 5%. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by the product of the Payment Base multiplied by the greater of your Withdrawal Percentage or 4.5% on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percentage or 4.5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value. Effective October 4, 2013, we began enforcing this contractual right for the products described in Appendix D and require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix A as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix A, on and after October 4, 2013 the withdrawal feature of the rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law we may modify, add, delete, or substitute, the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 7.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the GMDB will continue to apply.

Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months and to not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, subject to state availability, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.
•Your annual Lifetime Benefit Payment may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.
•Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.
•Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.
•The amount of the Withdrawal Percentage used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.
•The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.
•We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
•Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.
•You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or be able to elect optional riders other than MAV Plus.
•When the Single Life Option is chosen, your Spouse may find continuation of this rider to be unavailable or unattractive after the death of the Covered Life. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.
•The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.
•Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.
•This rider may not be suitable if a Covered Life is under attained age 60.

•The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.
•If you are enrolled in the AIP it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so. See Examples 18 through 20 under Lifetime Income Foundation in Appendix D.
•We may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The GMDB will then be equal to the Contract Value.
•If the rider’s Withdrawal Feature has been revoked, we will continue the rider’s Death Benefit feature only.
•In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
c.    Lifetime Income Builder II
The Annuity Commencement Date Deferral Option is not available if you have elected Lifetime Income Builder II rider.
Objective
Protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:
•Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary, as adjusted by annual Payment Base increases, if applicable, multiplied by the applicable Withdrawal Percentage. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to or below our minimum Contract Value. The Withdrawal Percentage varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to any Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.
•Guaranteed Minimum Death Benefit (GMDB). The GMDB provides a Death Benefit equal to the greater of (i) Premium Payments reduced for Partial Surrenders or (ii) Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the GMDB. This GMDB replaces the standard Death Benefits provided under this Contract.
When can you buy this rider?
Lifetime Income Builder II is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner, and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percentage. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life. When the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 75. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 76.

Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states). The Annuity Commencement Date Deferral Option is not available if you have Lifetime Income Builder II rider.
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary (i) after your Anniversary Value and Payment Base have been computed and (ii) prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the FAF in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the FAF in certain states.
We reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older, or (b) you notify us in writing of your election to permanently waive automatic Payment Base increases. This fee may not be the same as the fee that we charge new purchasers.
Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners due to a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
We may offer a lower fee to customers who agree to participate in any asset allocation models, investment programs, or fund-of-funds we may designate from time to time.
You will receive advance notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:
•Notifying us in writing, verbally or electronically, if available. You must provide us this notification after our notice to you of the charge increase and before your Contract Anniversary.
•Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.
•We will only honor notifications from the Owner or joint Owner and not through your broker.
•Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.
•If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Thereafter, the Payment Base will be adjusted as a result of any of the following three actions.
•Automatic Payment Base increases. Your Payment Base may fluctuate based on annual “automatic Payment Base increases.” You will be qualified for annual automatic Payment Base increases commencing on your first Contract Anniversary. Automatic Payment Base increases are based on your then current Anniversary Contract Value (prior to the rider charge being taken) divided by your Maximum Contract Value and then reduced by 1. In no event will the resulting increase amount be less than 0% or greater than 10%. Automatic Payment Base increases will not take place if the investment performance of your Sub-Accounts is neutral or negative. Automatic Payment Base increases will cease upon the earlier of the Annuity Commencement Date or the Contract Anniversary immediately following the Relevant Covered Life's attained age of 80. See Examples 7, 8, 15 and 16 under Lifetime Income Builder II in Appendix D for an example of how automatic Payment Base increases are calculated.
•Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.
•Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to or during an Eligible Withdrawal Year, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:
A.If cumulative partial Surrenders taken during any Contract Year prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will not reduce the Payment Base.
C.For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will reduce the GMDB.
Please refer to the "Is the rider designed to pay you a Death Benefit" discussion below and Examples 7, 8 and 10-14 under Lifetime Income Builder II in Appendix D for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percentage and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:
•If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percentage will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.
•If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percentage will never increase above the Withdrawal Percentage corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issuance to set the Withdrawal Percentage. Once the Withdrawal Percentage has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percentage shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percentage
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percentage may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year, you will not be able to carry remaining amounts forward to future Contract Years.
See Examples 1-6 and 11-14 under Lifetime Income Builder II in Appendix D.
If you are enrolled in an Automatic Income Program (AIP) it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under your AIP nor do we prompt you to do so. See Examples 18 through 20 under Lifetime Income Builder II in Appendix D.
Is this rider designed to pay you Death Benefits?
Yes. The GMDB guarantees that we will pay a Death Benefit equal to the greater of (i) Premium Payments reduced for partial Surrenders or (ii) the Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the GMDB and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Benefit is revoked, we will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to this rider’s Investment Restrictions (if applicable to your contract (see section 11.a. State Variations)).
Partial Surrenders will affect the GMDB as follows:
A.If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis.
C.For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
See Examples 9 and 10 under Lifetime Income Builder II in Appendix D.
Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Benefit at any time and only the GMDB shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit. We may revoke the Lifetime Withdrawal Benefit under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see section 11.a. State Variations)).
If the Lifetime Withdrawal Benefit is revoked:
•it cannot be re-elected;
•you will not receive any Lifetime Withdrawal Payments;
•we will continue the GMDB only. We will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;
•you will no longer be subject to this rider’s Investment Restrictions; and
•you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
Effect on rider charge. On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Benefit include:
•whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Benefit payments (the benefit may not be reinstated after it is revoked);
•whether you wish to cease paying the fees associated with the Lifetime Withdrawal Benefit (keep in mind that you have been paying fees for the Lifetime Withdrawal Benefit since the effective date of the rider);
•whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Benefit (if applicable to your contract (see Section 11.a State Variations)); and
•whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the GMDB.
You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Benefit.
Please see “Can your Spouse continue your Withdrawal Benefit?” and “Are there restrictions on how you must invest?” for more information.
What effect do partial or full Surrenders have on your benefits under this rider?
Surrenders can severely affect the value of the benefit. Please refer to “Does the Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, GMDB and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments. Please see “Is there a separate Minimum Amount Rule under this rider?” and “What happens at the Annuity Commencement Date under this rider?” and Examples 7, 8 and 10-14 under Lifetime Income Builder II in Appendix D for more information.

If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals will therefore have the same impact on the benefit as any other partial Surrender and can severely affect the value of the benefit. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediary prior to making any election.
For examples of how partial Surrenders (including advisory fee withdrawals) may impact the benefit, see "Lifetime Income Builder II" under Appendix D Examples.
Is there a separate Minimum Amount Rule under this rider?
Yes.  If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. Your options at that time are described in the section entitled “What happens if you annuitize your Contract?." You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Within the first six months from the Contract Issue Date. Any Covered Life change will have no impact on the Payment Base or GMDB as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percentage and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first six months from the Contract Issue Date. If you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse legally divorce, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and GMDB will remain the same. We will recalculate your Withdrawal Percentage based on the age of the younger Covered Life as of the date of the change.
Alternatively, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse legally divorce, you may only remove your ex-Spouse from the Contract. The Payment Base and GMDB will remain the same. We will recalculate your Withdrawal Percentage based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:
A.If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the GMDB after resetting this benefit to the lower of the then applicable GMDB or Contract Value on the effective date of the Covered Life change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
B.If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, then the rider will terminate. The GMDB will then be equal to the Contract Value.
If you elected the Single Life Option and any Covered Life changes are made after the first six months from Contract Issue date, then we will:
A.If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change, the rider will be terminated and removed from the Contract. The GMDB will then be equal to the Contract Value; or
B.If we no longer offer this rider, we will continue the GMDB after resetting this benefit to the lower of the then applicable GMDB or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
The maximum age limitation of the rider is 75.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the GMDB, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the GMDB will be set equal to the Contract Value, the Withdrawal Percentage will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal

Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the GMDB will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit and the rider charge will no longer be assessed.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the GMDB, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:
•The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date
•The GMDB will be equal to the Contract Value on the Spousal Contract continuation date
•The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender
•The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percentage multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life cannot name a new owner on the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the GMDB. If the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the GMDB will equal the Contract Value.
See Example 17 under Lifetime Income Builder II in Appendix I.
What happens at your Annuity Commencement Date under the rider?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Fixed Lifetime and Period Certain Payout. The duration of the period certain will be determined by taking the rider Death Benefit and dividing it by the Lifetime Benefit Payment. The minimum amount paid under this annuitization option is equal to the rider Death Benefit on the Annuity Commencement Date. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:
Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percentage on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percentage or 5%. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by the product of the Payment Base multiplied by the greater of your Withdrawal Percentage or 4.5% on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percentage or 4.5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain is limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix A as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix A, on and after October 4, 2013 the withdrawal feature of your rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 7.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the GMDB will continue to apply.

Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
See Examples 9 and 10 under Lifetime Income Builder II in Appendix D.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, subject to state availability, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
•This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.
•Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.
•Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.
•Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.
•The amount of the Withdrawal Percentage used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.
•The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.
•We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
•Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.
•You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or able to elect optional riders other than MAV Plus.
•When the Single Life Option is chosen, Spouses may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.
•The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.
•This rider may not be suitable if a Covered Life is under attained age 60.
•Annuity pay-out options available after the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.
•If you are enrolled in the AIP it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so. See Example 18 through 20 under Lifetime Income Builder II in Appendix D.
•The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.
•We may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The GMDB will then be equal to the Contract Value.
•If the rider’s Withdrawal Feature has been revoked, we will continue the rider’s Death Benefit feature only.
•In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
d.    Principal First
The Annuity Commencement Date Deferral Option rider is available if you have elected the Principal First rider. (See below for impacts.)
Objective
Protect your investment from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.
How does this rider help achieve this goal?
This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect “step-ups” that reset your Benefit Amount to the then prevailing Contract Value.
Principal First - Step-Up
Any time after the 5th year Principal First has been in effect, you may elect to “step-up” the benefit. If you choose to step-up the benefit, your Benefit Amount is recalculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to step-up if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year the step-up benefit has been in place, you may choose to step-up the benefit again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can step up without waiting for the 5th year their Contract has been in force.
We currently allow you to step-up on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a step-up to occur on your Contract Anniversary. At the time you elect to step-up, we may be charging more for Principal First, but in no event will this charge exceed 0.75% annually. Regardless of when you bought your Contract, upon step-up we will charge you the current charge. Before you decide to step-up, you should request a current prospectus which will describe the current charge for this Benefit. This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect step-ups that reset your Benefit Amount to the then prevailing Contract Value.
You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier). These dates are called “election dates” in this section. Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:
•We will accept requests for a step-up in writing, verbally or electronically, if available.
•Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of making this election.
•We will not accept any written election request received more than thirty (30) days prior to an election date.

•We will not accept any Internet (if available) or telephone election requests received prior to the election date. You may not post-date your election.
•If an election form is received in good order within the 30 days prior to an election date, the step-up will automatically occur on the rider anniversary (or if the rider anniversary in a Non-Valuation Day then the next following Valuation Day). If an election form is received in good order on or after an election date, the step-up will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.
•We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.
•Your election is irrevocable. This means that if your Contract Value increases after your step-up, you cannot ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election, if any.
When can you buy this rider?
Principal First rider is closed to new investors and post issue election.
What are the impacts of electing the Annuity Commencement Date Deferral Option rider?
If you elect the Annuity Commencement Date Deferral Option, this rider, including any guaranteed income benefit, death benefit settlement option and any annuitization option under this rider (i) will be terminated in their entirety; (ii) the charge for this rider will no longer be assessed; and (iii) your Contract will then be subject to the contract minimum rules. If, however, you are receiving Automatic Income Payments under this rider, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your Contract and pay the full Surrender Value. For more details, see the Annuity Commencement Date Deferral Option section, which is immediately prior to the subsection titled Annuity Payouts in The Contract section.
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. The charge continues to be deducted until we begin to make Annuity Payouts.
We will recalculate the charge each time that you step-up your Benefit Amount. The fee at the time of step-up will be the charge that we are then currently charging other customers who have previously elected this rider and have elected to step-up. This fee may not be the same as, but will not be more than, the fee that we charge new purchasers or the fee we set before we cease offering this rider. If we cease sales of this rider, we will predetermine the rider charge on a non-discriminatory basis. Before you decide to exercise your step-up privileges, you should request a current prospectus which will describe the then current charge effective upon exercising step-up rights.
We also reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. The fee increase will only apply if you elect to step-up your Benefit Amount. Subject to limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners due to a change of ownership of this Contract.
Does the Benefit Amount change under this rider?
Yes. If elected at the time of Contract issuance, your initial Benefit Amount is your initial Premium Payment. If elected after the Contract has been issued, your initial Benefit Amount will be the based on your Contract Value at the time the rider is elected. Any time after the 5th Contract Year that this rider has been in effect and thereafter on each fifth anniversary of the last step-up (or sooner upon Spousal Contract continuation); you (or your Spouse if Spousal Contract continuation rights have been elected) may elect to step-up the Benefit Amount to the Contract Value.
Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. Partial Surrenders in excess of your Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.
You cannot elect the step-up privilege if your then current Benefit Amount is higher than your Contract Value on step-up dates.
Partial Surrenders reduce the potential for step-ups.
Excess withdrawals may significantly reduce or termination this benefit.
See Example 1 and 7 under Principal First in Appendix D.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate the Benefit Payment. The maximum Benefit Payment is 7% of your Benefit Amount on rider effective date, or if more recently, the last date on which a step up was elected, or the Benefit Amount was reduced due to a partial Surrender exceeding the Benefit Payment. Benefit Payments can begin at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, if you do not take 7% one year, you may not take more than 7% the next year.
If you elect this rider when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you purchase this rider after you purchase your Contract, we count the first year as the time between the date we added this rider to your Contract and your next Contract Anniversary, which could be less than a year.
Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by 7% of the amount of the subsequent Premium Payment. See Example 2 under Principal First in Appendix D.
Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your AWA. Surrenders in excess of your annual Benefit Payment include any applicable CDSC.
Guaranteed withdrawals may begin at any time after issuance.
If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:
A.If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding establishments for subsequent Premium Payments), are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
B.If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:
(i)The Contract Value immediately following the partial Surrender; or
(ii)The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
See Examples 3 through 6 for Principal First in Appendix D.
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), beginning in the calendar year in which the individual attains (a) age 70½ for those born before July 1, 1949 or (b) age 72 for those born on or after July 1, 1949. These withdrawals are called Required Minimum Distributions. An RMD may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.
Is this rider designed to pay you Death Benefits?
No. However, partial Surrenders will reduce the standard Death Benefit.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
No. However, a Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your AWA. Surrenders in excess of your Benefit Payment include any applicable CDSC.
Surrenders can severely affect the value of the benefit. If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
If your Contract Value is reduced to zero due to receiving Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments.

You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals will therefore have the same impact on the benefit as any other partial Surrender and can severely affect the value of the benefit. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediary prior to making any election.
For examples of how partial Surrenders (including advisory fee withdrawals) may impact the benefit, see "Principal First" under Appendix D Examples.
What happens if you change ownership?
If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:
•The Benefit Amount immediately prior to the ownership change or assignment; or
•The Contract Value at the time of the ownership change or assignment.
The Benefit Payment will then be reset to 7% of the new Benefit Amount.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the Beneficiary is the deceased Owner’s Spouse at the time of death, the Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.
What happens if you annuitize your Contract?
You may elect the annuitization option at any time. If you annuitize your Contract, you may choose the Principal First Annuity Payout Option ("PF" Annuity Payout Option") in addition to those Annuity Payout Options offered in the Contract. Under the PF Annuity Payout Option we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Owner or the Annuitant should die before the PF Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PF Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PF Annuity Payout Option or any of the Death Benefit options offered in your Contract. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed dollar amount Annuity Payout option until your Benefit Amount is depleted.
This option may not be available if your Contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Can we aggregate contracts?
We reserve the right to treat all Contracts issued to you by us as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect any optional withdrawal benefit rider on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.

Other information
•The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used to set Benefit Payments is based on the investment performance of your Sub-Accounts.
•Benefit Payments cannot be carried forward from one year to the next. You will not be warned if you take less than the maximum withdrawals available without triggering recalculation of your Benefit Payments.
•Annual Surrenders exceeding 7% accelerate depletion of your Benefit Amount even if you use the Automatic Income Program to meet RMD requirements. No reliable assumptions can be made that your payments will continue for any particular number of years.
•Additional Premium Payments made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional Premium Payment restores the Benefit Amount to the previous Benefit Amount.
•Voluntary or involuntary annuitization will terminate Benefit Payments. Annuity Payout options available after the Annuity Commencement Date may be less than Benefit Payments.
•There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.
•The fee for this rider may increase if and when a step-up is elected. There are no assurances as to the fee we will be charging at the time of each step-up. This is subject to the maximum fee disclosed in the Fee Table and this section.
•When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.
•Withdrawals can deplete and even eliminate death benefits.
•If you are enrolled in the Automatic Income Program ("AIP") it is important for you to take into account the Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so.
11. Miscellaneous
a.    State Variations
The following section describes modifications to this prospectus due to specific requirements under state insurance laws. There may be additional variations described in your contract (including riders). Unless otherwise noted, variations apply to all forms of Contracts we issue in that particular state. References to certain state’s variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.
Alabama - Core: We will accept subsequent Premium Payments only during the first Contract Year (if Contract contains the Fixed Account Rider). Outlook: We will accept subsequent Premium Payments only during the first three Contract Years (if Contract contains the Fixed Account Rider).
California - Core, Access, Edge, Plus, Outlook: Any Owner 60 years old or older when purchasing this Contract in California must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market fund sub-account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a money market fund sub-account unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from a money market fund sub-account to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested. The assignment restrictions on the living benefits and Death Benefits do not apply.
Connecticut - Core, Access, Edge, Outlook, Plus: If you elect the Principal First Preferred rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us to you equal or exceed $100,000. There are no investment restrictions for Principal First Preferred, Lifetime Income Builder II and Lifetime Income Foundation. For Connecticut residents that elect Principal First Preferred, Lifetime Income Builder, Lifetime Income Builder II or Lifetime Income Foundation, the contract aggregation provisions do not apply. Plus: The CDSC is 8%,

8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9. The assignment restrictions on the living benefits and Death Benefits do not apply.
Florida - Core, Access, Plus, Outlook: The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply.
Illinois - Core, Access, Edge, Florida: The FAF is not available if you elected Lifetime Income Builder Selects, Lifetime Income Builder Portfolios, Lifetime Income Builder II and Lifetime Income Foundation.
Massachusetts - Core: We will accept subsequent Premium Payments only until the Annuitant’s 63rd birthday or the third Contract Anniversary, whichever is later. The FAF investment restrictions do not apply to investors. Outlook: We will accept subsequent Premium Payments only until the Annuitant’s 66th birthday or the sixth Contract Anniversary, whichever is later. Core, Plus, Outlook: The Nursing Home Waiver is not available.
Minnesota - Core, Access, Edge, Plus, Outlook: MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead.
New Jersey - Core, Access, Edge, Plus, Outlook: The investment restrictions and the contract aggregation provisions for Lifetime Income Builder, Lifetime Income Builder II and Lifetime Income Foundation are not applicable. The Fixed Accumulation Feature is not available. The only AIRs available are 3% and 5%. Core, Plus, Outlook: The Nursing Home Waiver is not available. Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
New York - Core, Plus: The FAF is not available if you elect Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Selects or Lifetime Income Builder Portfolios. The Nursing Home Waiver is not available. Core, Access, Edge, Plus: We will not recalculate Principal First Preferred of Principal First Benefit Amounts if you change ownership or assign your contract to someone other than your spouse. The Minimum Contract Value is $1,000 after any Surrender. The rider charge for Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Selects, and Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead. The only AIRs available are 3% and 5%. Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available. Core, Access, Edge, Plus, Outlook: There are no investment restrictions for Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Selects and Lifetime Income Foundation. The assignment restrictions on the living benefits and Death Benefits do not apply. The minimum monthly Annuity Payout is $20.
Ohio - Core, Edge, Plus, Outlook: The FAF is not available.
Oklahoma -Core, Access, Edge, Plus, Outlook: The only AIRs available are 3% and 5%.
Oregon - Core, Plus: We will accept subsequent Premium Payments during the first three Contract Years. Outlook: We will accept subsequent Premium Payments during the first six Contract Years. Core, Access, Edge, Plus, Outlook: There are no investment restrictions for Lifetime Income Builder. You may not choose a fixed dollar amount Annuity Payout. The Life Annuity with a Cash Refund Annuity Payout Option is not available for Oregon residents and the only AIRs available are 3% and 5%.
Pennsylvania - Core, Plus, Outlook: The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days. Pennsylvania residents may not choose a fixed dollar amount Annuity Payout or the Life Annuity with a Cash Refund Annuity Payout Option. Plus: The CDSC is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9.
South Carolina - Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
Texas - Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
Washington - Core, Access, Edge, Plus, Outlook: MAV Plus is not available and Maximum Anniversary Value (MAV) Death Benefit is offered instead. The rider charge for Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Selects, and Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. Core, Edge, Plus, Outlook: The Fixed Accumulation is not available if you elected Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Selects, and Lifetime Income Builder Portfolios. Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
b.    Financial Statements
You can find financial statements for us and the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us. The back cover page of this prospectus includes instructions on how to request a Statement of Additional Information from us.
c.    More Information
Ownership Changes - Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your

Death Benefits and optional withdrawal benefits. If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the applicable Death Benefit. We will adjust the Contract Value in these circumstances to equal the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the applicable Death Benefit as a lump sum payment. This privilege will only apply once for each Contract.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Assignment - A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.
Speculative Investing - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. When you purchased this Contract you represented and warranted that you would not use this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification - We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.
Medicaid Benefits - Medicaid is a program that covers most medical costs, including nursing home and home care for the elderly and certain persons with disabilities. To qualify, individuals must meet both income and resource tests. Subject to state law, income tests measure whether earned and unearned income such as benefit payments exceeds predetermined monthly caps. Resource tests look to the value of countable assets such as this Contract. Medicaid also allows the costs of benefits such as nursing home care, home and community based services, and related hospital prescription drug services to be recaptured from a recipient’s estate after their death (or if the recipient has a surviving Spouse, the recapture is suspended until after the death of the recipient’s surviving Spouse).
Medicaid estate planning may be important to people who are concerned about long term care costs or the adequacy of their private LTC insurance. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits.
Certain asset and/or trust transfers (or a “spend down” of assets) made to become eligible for Medicaid may trigger periods of potentially unlimited ineligibility and can be considered fraud. Each state examines the financial history of a person to determine whether he or she transferred funds at below market value in order to qualify for Medicaid. These look-back periods are currently 36-months for asset transfers and 60-months for Medicaid exempt trust transfers.
Ownership interests or beneficiary status under this variable annuity can render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract.
This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.
d.    Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
e. Cybersecurity and Disruptions to Business Operations
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There may also be an increased risk of cyber-attacks during periods of geopolitical or military conflict (such as Russia's invasion of Ukraine and the resulting response by the United States and other countries). There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters, including public health crises (such as COVID-19), terrorist acts, and other severe events that could adversely affect our ability to conduct our business operations. While we have adopted a business continuity plan and taken precautions, we cannot assure you that such events will not result in short- or long-term interruptions to our business operations, particularly if such events affect our computer systems or result in a significant number of our employees becoming unavailable. Interruptions to our business operations may interfere with our ability to effectively administer the Contract, including our ability to process orders and calculate Contract Value. Our third-party service providers and other third-parties related to our business (such as financial intermediaries or, in the case of our variable products, underlying funds) are subject to similar risks, risks of political instability, and disruptions to their business operations may cause interruptions to our own business operations. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners.
The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries.  Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown.  The duration and impact of the COVID-19 public health crises on the financial markets, overall economy and our operations are uncertain, as is the efficacy of government and central bank interventions.  Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID-19 public health crises and its impact on financial markets and our operations. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods.
f.    How Contracts Were Sold
We have entered into a distribution agreement with our affiliate Talcott Resolution Distribution Company, Inc. (“TDC”) under which TDC serves as the principal underwriter for the Contracts. TDC is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TDC is the same as ours.
TDC has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to TDC for sales of the Contracts by Financial Intermediaries. TDC, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2022. Contracts were sold by individuals who were appointed by us as insurance agents and who were investment professionals of Financial Intermediaries.
Director and Edge Contracts may have been sold directly to the following individuals free of any commission (“Employee Gross-Up”) on Core and no front-end sales charge on Edge: 1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent; and 2) employees and investment professionals (and their families) of Financial Intermediaries. If applicable, we may have credited the Contract with a credit of 5.0% of the initial Premium Payment and each subsequent Premium Payment, if any. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.
We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to a Financial Intermediary’s internal compensation practices.
Affiliated broker-dealers also employed individuals called wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold.
Commissions
Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation. We may pay a lower commission for sales to people over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your investment professional’s compensation. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.
Check with your investment professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your investment professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your investment professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your investment professional’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
If you enter into an agreement for investment advisory services for your Contract with a financial intermediary who acts as an investment adviser and charges you an advisory fee for their services, you pay that advisory fee under your agreement with the financial intermediary. We do not intend to pay Sales Commissions to financial intermediaries who receive investment advisory fees from Contract Owners because such financial intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Additional Payments
Subject to FINRA, Financial Intermediary and insurance rules, we also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide in force Contract Owner support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for in force Contract Owner support.

Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing	Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.
Marketing Expense Allowance	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
In force Contract Owner Support	Support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
During 2022, we made Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities pursuant to contractual arrangements: LPL Financial Corporation, and Morgan Stanley Smith Barney, LLC, (various divisions and affiliates).
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
For the fiscal year ended December 31, 2022, Additional Payments did not in the aggregate exceed approximately $4 million or approximately 0.01% of average total individual variable annuity assets.

12. Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences.
The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Nonresident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only. Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the IRS and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Company is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. We will own the assets underlying the Contracts. The income earned on such assets will be out income.
The Separate Account is taxed as part of the Company. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and

Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C.     Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1.     Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•     A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•     A contract acquired by the estate of a decedent by reason of such decedent’s death,
•     Certain contracts acquired with respect to tax-qualified retirement arrangements,
•     Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•     A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u).
However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2.     Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding certain income thresholds.
a.     Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i.When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.
ii.    To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.
iii.    Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.
iv.     If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services and you elect to pay the advisory fee by taking withdrawals from your Contract Value, any amounts paid may be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. and in general may be subject to federal and state income taxes and a 10% federal penalty tax.
b.     Amounts Not Received as an Annuity
i.To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”
ii.    Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”
iii.    Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).
iv.    The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
v.    In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.
vi.    In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
c.     Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose.
We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.b., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn.
In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d.     10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.
i.     If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.
ii.     The 10% penalty tax will not apply to the following distributions:
1. Distributions made on or after the date the recipient has attained the age of 59½.
2. Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.
3. Distributions attributable to a recipient becoming disabled.
4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).
5. Distributions made under certain annuities issued in connection with structured settlement agreements.
6. Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).
7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e.     Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f.     Required Distributions
i.     Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:
1.     If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;
2.     If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and
3.     If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.
ii.     Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.
iii.     Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.
iv.     Civil Union or Domestic Partner
    Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g.     Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h.     Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.
3.     Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•     no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•     no more than 70% is represented by any two investments,
•     no more than 80% is represented by any three investments and
•     no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Shares of certain Hartford Funds may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If such Fund shares are sold to nonqualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Hartford Funds will monitor such Funds’ compliance with the terms and conditions contained in the PLR.
4.     Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D.     Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:
1.     Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.
2.      Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding according to current default methodology, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. If the necessary “election out” forms are not submitted to us in a timely manner, we will withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.
Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States.
Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.

E.     General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F.     Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G.     Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 371⁄2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H.     Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1.     Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.     Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to take required minimum distributions ("RMDs") when the owner reaches their required beginning date (age 70½, 72, 73, or 75 depending on their date of birth) or dies, as described below, may result in imposition of a 25% (after 2022) or 50% (before 2023) additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 591⁄2 or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
b.     SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.     SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d.     Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed in accordance with rules similar to those of a traditional IRA. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2.     Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3.     Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments.
There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.     after the employee reaches age 591⁄2;
b.     upon the employee’s separation from service;
c.     upon the employee’s death or disability;
d.     in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or
e.     as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.

4.     Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($22,500 for 2023). The Plan may provide for additional “catch-up” contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 701⁄2, (2) the participant has a severance from employment (including death), (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations), or (4) distributions made after 12/31/2025 for qualified long term care distributions as described in Code Section 401(a)(39).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5.     Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6.     Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to take RMDs. Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.
a.     Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 591⁄2. However, this 10% additional tax does not apply to a distribution that is either:
(i)    made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
(ii)    attributable to the employee’s becoming disabled under Code Section 72(m)(7);
(iii)    part of a series of substantially equal periodic payments (not less frequently than annually — “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
(iv)    (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)    (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
(vi)    not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;
(vii)    certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
(viii)    for the birth or adoption of a child under Code Section 72(t)(2)(H);
(ix)    made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or
(x)    made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:
(xi)    made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;
(xii)    not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or
(xiii)    for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
(xiv)     made after 12/31/2023 for certain emergency expenses pursuant to Code Section 72(t)(2)(I).
(xv) made after 12/31/2023 for domestic abuse cases pursuant to Code Section 72(t)(2)(K).
(xvi) for a terminally ill individual pursuant to Code Section 72(t)(2)(L).
(xvii) in connection with federally declared disasters pursuant to Code Section 72(t)(2)(M).
(xvii) made after 12/29/2025 for qualified long term care distributions pursuant to Code Section 72(t)(2)(N).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.
b.      RMDs and 25% or 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the RMD for the year, the participant is subject to a 25% (after 2022) or 50% (before 2023) additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:
(i)the calendar year in which the individual attains:
(a) Age 70½ for tax years through 2019;
(b) Age 72 for tax years 2020 through 2022;
(c) Age 73 for tax years 2023 through 2032; or
(d) Age 75 for tax years after 2032.
(ii)    Except in the case of an IRA or a 5% owner, as defined in the Code, the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over:
(a) the life of such employee or over the lives of such employee and a designated beneficiary (as specified in the Code), or
(b) over a period not extending beyond the life expectancy of such employee or the life expectancy of such employee and a designated beneficiary.
Different rules apply to beneficiaries if an individual died prior to 2020 or in 2020 and subsequent years.
(i)    Individuals who died prior to 2020
(a)    If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.

(b)    If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
(ii)    Individuals who die in 2020 and subsequent years
(a)    For eligible designated beneficiaries as defined in Code Section 401(a)(9)(E)(ii), the RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 72.
(b)     For all other designated beneficiaries the individual’s entire interest generally must be distributed by the end of the calendar year containing the tenth anniversary of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7.     Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8.     Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either —
a.     an RMD amount;
b.     one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.     any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner.
Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.

Appendix A — Funds Available Under the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at:

Class of Contract	Website Address
The Director M Outlook	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=NRVA03797
Wells Fargo Director M Outlook	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=NRVA03846
Availability of portfolio companies may vary by employer. Participants should reference their plan documents for a list of available portfolio companies.
You can also request this information at no cost by calling 1-800-862-6668 or by sending an email request to asccontactus@talcottresolution.com.
Funds available under your specific Contract version are listed in Appendix A.1.
The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
See "Optional Benefit Investment Restrictions" following this table for information on investment restrictions.

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 Year	5 Year	10 Year
Allocation	AB VPS Balanced Hedged Allocation Portfolio - Class B Adviser: AllianceBernstein, L.P.	0.92%	(19.17)%	2.06%	5.37%
U.S. Equity	AB VPS Discovery Value Portfolio - Class B (formerly AB VPS Small/Mid Cap Value Portfolio) Adviser: AllianceBernstein, L.P.	1.05%	(15.82)%	3.62%	9.06%
International Equity	AB VPS International Value Portfolio - Class B Adviser: AllianceBernstein, L.P.	1.15%	(13.79)%	(2.55)%	2.51%
U.S. Equity	AB VPS Relative Value Portfolio - Class B (formerly AB VPS Growth and Income Portfolio) Adviser: AllianceBernstein, L.P.	0.84%*	(4.42)%	7.82%	11.10%
International Equity	AB VPS Sustainable International Thematic Portfolio - Class B Adviser: AllianceBernstein, L.P.	1.48%*	(27.81)%	1.16%	3.78%
U.S. Equity	Allspring VT Discovery All Cap Growth Fund - Class 2 (formerly Allspring VT Omega Growth Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	1.00%*	(37.20)%	7.28%	10.96%
U.S. Equity	Allspring VT Discovery SMID Cap Growth Fund - Class 2 (formerly Allspring VT Discovery Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	1.15%*	(37.85)%	4.40%	9.38%
Allocation	Allspring VT Index Asset Allocation Fund - Class 2 Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	1.00%*	(17.02)%	5.54%	8.51%
International Equity	Allspring VT International Equity Fund - Class 2 Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	0.94%*	(11.88)%	(1.15)%	3.39%
U.S. Equity	Allspring VT Opportunity Fund - Class 2 Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	1.00%*	(20.81)%	7.86%	10.68%
U.S. Equity	Allspring VT Small Cap Growth Fund - Class 2 Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	1.19%	(34.42)%	7.09%	10.58%
U.S. Equity	BlackRock S&P 500 Index V.I. Fund - Class I Adviser: BlackRock Advisors, LLC	0.14%	(18.23)%	9.26%	12.29%
U.S. Equity	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other investment advisers	0.85%	(26.49)%	8.39%	11.15%
APP A-1

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 Year	5 Year	10 Year
U.S. Equity	Fidelity® VIP Dynamic Capital Appreciation Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other investment advisers	0.92%	(21.05)%	10.00%	12.18%
U.S. Equity	Fidelity® VIP Equity-Income Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other investment advisers	0.76%	(5.25)%	7.88%	9.91%
U.S. Equity	Fidelity® VIP Growth Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other investment advisers	0.86%	(24.64)%	12.14%	14.52%
U.S. Equity	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other investment advisers	0.86%	(14.97)%	5.68%	9.69%
U.S. Equity	Fidelity® VIP Value Strategies Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other investment advisers	0.89%	(7.35)%	8.10%	9.94%
Allocation	Hartford Balanced HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.66%	(13.42)%	6.11%	8.19%
U.S. Equity	Hartford Capital Appreciation HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.67%	(15.30)%	7.68%	10.89%
U.S. Equity	Hartford Disciplined Equity HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.59%	(18.96)%	9.56%	13.12%
U.S. Equity	Hartford Dividend and Growth HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.65%	(8.93)%	9.54%	12.19%
International Equity	Hartford International Opportunities HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.75%	(18.14)%	1.78%	5.13%
U.S. Equity	Hartford MidCap HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.72%	(24.30)%	5.06%	10.93%
U.S. Equity	Hartford Small Cap Growth HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.64%	(28.46)%	3.52%	9.36%
U.S. Equity	Hartford Small Company HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.79%	(30.94)%	7.43%	10.10%
U.S. Equity	Hartford Stock HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.51%	(5.14)%	11.73%	12.98%
Fixed Income	Hartford Total Return Bond HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.50%	(14.21)%	0.34%	1.50%
Fixed Income	Hartford Ultrashort Bond HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.43%	(0.17)%	1.09%	0.76%
U.S. Equity	Invesco V.I. American Value Fund - Series II Adviser: Invesco Advisers, Inc.	1.14%	(2.86)%	6.32%	8.60%
U.S. Equity	Invesco V.I. Capital Appreciation Fund - Series II Adviser: Invesco Advisers, Inc.	1.05%*	(30.96)%	8.00%	10.81%
U.S. Equity	Invesco V.I. Comstock Fund - Series II Adviser: Invesco Advisers, Inc.	1.00%	0.85%	7.76%	10.74%
U.S. Equity	Invesco V.I. Discovery Mid Cap Growth Fund - Series II Adviser: Invesco Advisers, Inc.	1.11%	(31.13)%	8.37%	11.55%
International Equity	Invesco V.I. Global Fund - Series II Adviser: Invesco Advisers, Inc.	1.23%	(31.94)%	2.59%	7.59%
APP A-2

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 Year	5 Year	10 Year
Money Market	Invesco V.I. Government Money Market Fund - Series I** Adviser: Invesco Advisers, Inc.	0.28%	1.45%	1.04%	0.59%
Fixed Income	Invesco V.I. Government Securities Fund - Series I Adviser: Invesco Advisers, Inc.	0.68%	(10.29)%	(0.12)%	0.43%
U.S. Equity	Invesco V.I. Growth and Income Fund - Series II Adviser: Invesco Advisers, Inc.	1.00%	(6.00)%	5.77%	9.88%
Fixed Income	Invesco V.I. High Yield Fund - Series I Adviser: Invesco Advisers, Inc.	0.88%	(9.55)%	1.36%	2.92%
U.S. Equity	Invesco V.I. Main Street Fund - Series II Adviser: Invesco Advisers, Inc.	1.05%*	(20.31)%	6.89%	10.49%
U.S. Equity	Invesco V.I. Main Street Small Cap Fund - Series II Adviser: Invesco Advisers, Inc.	1.12%	(16.04)%	6.74%	10.60%
Fixed Income	Lord Abbett Bond-Debenture Portfolio - Class VC Adviser: Lord, Abbett & Co. LLC	0.89%	(12.81)%	1.01%	3.65%
U.S. Equity	Lord Abbett Dividend Growth Portfolio - Class VC Adviser: Lord, Abbett & Co. LLC	0.99%*	(13.54)%	8.60%	11.21%
U.S. Equity	Lord Abbett Fundamental Equity Portfolio - Class VC Adviser: Lord, Abbett & Co. LLC	1.08%*	(11.97)%	4.94%	8.82%
U.S. Equity	Lord Abbett Growth and Income Portfolio - Class VC Adviser: Lord, Abbett & Co. LLC	0.94%	(9.43)%	6.19%	9.80%
U.S. Equity	Morgan Stanley VIF Discovery Portfolio - Class II Adviser: Morgan Stanley Investment Management Inc.	1.05%*	(62.97)%	5.10%	7.87%
International Equity	Morgan Stanley VIF Emerging Markets Equity Portfolio - Class II Adviser: Morgan Stanley Investment Management Inc. Subadviser: Morgan Stanley Investment Management Company	1.27%*	(25.13)%	(2.77)%	0.54%
U.S. Equity	Putnam VT Core Equity Fund - Class IB (formerly Putnam VT Multi-Cap Core Fund) Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	0.94%	(15.77)%	9.50%	12.55%
Fixed Income	Putnam VT Diversified Income Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	1.07%*	(2.35)%	(0.17)%	1.70%
Allocation	Putnam VT George Putnam Balanced Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	0.92%	(15.99)%	5.82%	7.86%
Allocation	Putnam VT Global Asset Allocation Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited and The Putnam Advisory Company, LLC	1.11%*	(16.03)%	3.14%	6.53%
International Equity	Putnam VT International Equity Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited and The Putnam Advisory Company, LLC	1.11%	(14.77)%	1.03%	4.51%
International Equity	Putnam VT International Value Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited and The Putnam Advisory Company, LLC	1.15%	(6.81)%	1.97%	4.19%
U.S. Equity	Putnam VT Large Cap Growth Fund - Class IB (formerly Putnam VT Growth Opportunities Fund) Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	0.91%	(30.50)%	10.60%	13.72%
U.S. Equity	Putnam VT Large Cap Value Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	0.82%	(3.13)%	9.26%	11.76%
U.S. Equity	Putnam VT Small Cap Value Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	1.03%	(12.98)%	4.72%	9.12%
U.S. Equity	Putnam VT Sustainable Leaders Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	0.91%	(22.91)%	10.48%	13.48%
APP A-3

*	Annual expenses reflect a contractual fee reduction under an expense reimbursement or fee waiver arrangement.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program, if available, where Contract value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

Asset Allocation Models
This section provides information about the asset allocation models (or Portfolio Planner Models) that may be available for participation under the contract. Models may not be available to you. You may be required to participate in a certain model depending on the optional benefits you have chosen. See "Optional Benefit Investment Restrictions" below.
You may participate in only one asset allocation model at a time. Your investments related to an asset allocation model will be rebalanced quarterly. For additional information, see "Static Asset Allocation Models" in the prospectus.

Models Available For The Following Contracts:
The Director M Outlook
Wells Fargo Director M Outlook

The Portfolio Planner Models
The following model(s) (introduced as of May 2, 2022) are available for the Contract(s) listed above.
The percentage allocations below apply to value in the Sub-Accounts..

Fund	2022 Series 108	2022 Series 208	2022 Series 308	2022 Series 408	2022 Series 508
AB VPS Small/Mid-Cap Value Portfolio	1%	2%	2%	3%	3%
Fidelity VIP Growth Portfolio	5%	6%	8%	10%	11%
Fidelity VIP Value Strategies Portfolio	2%	2%	3%	3%	4%
Hartford Disciplined Equity HLS Fund	5%	7%	9%	10%	12%
Hartford Dividend and Growth HLS Fund	5%	7%	8%	10%	12%
Hartford Small Company HLS Fund	2%	2%	3%	3%	4%
Hartford Total Return Bond HLS Fund	55%	48%	40%	32%	24%
Invesco V.I. Discovery Mid Cap Growth Fund	1%	2%	2%	3%	3%
Invesco V.I. Government Securities Fund	5%	4%	3%	3%	2%
Invesco V.I. High Yield Fund	10%	8%	7%	5%	4%
Putnam VT International Equity Fund	9%	12%	15%	18%	21%
Total	100%	100%	100%	100%	100%

APP A-4

Optional Benefit Investment Restrictions

1. Investment Restrictions For the Following Optional Benefits
Lifetime Income Builder
Lifetime Income Builder II
Lifetime Income Builder Selects
Lifetime Income Foundation

Applicable To The Following Contracts*
The Director M Outlook

*Investment restrictions may not apply depending on state of issuance. See "State Variations" in the prospectus.

The Investment Restrictions
You must allocate amounts invested in the Sub-Accounts. In accordance with one of the following three investment restriction options: (1) Self Select; (2) Asset Allocation Models; or (3) Investment Models. You must elect to rebalance your allocations quarterly. Percentage allocations apply to value in the Sub-Accounts.
(1) SELF SELECT
Satisfy each of the following three categories:

Category 1	Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
Category 2	Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund
Category 3	Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund

Category 1: Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
•	Hartford Total Return Bond HLS Fund	•	Invesco V.I. Government Securities Fund
•	Hartford Ultrashort Bond HLS Fund	•	Invesco V.I. High Yield Fund
•	Invesco V.I. Government Money Market Fund

*If you have 100% allocation to the FAF on and after October 4, 2013 you will comply with these investment restrictions for as long as your allocation remains at 100% to the FAF. Please remember that effective October 4 2013, the FAF was closed to new allocations or Premium Payments (with limited state exclusions). Therefore, if you move any money out of the FAF and into the Sub-Accounts you will not be able to move it back into the FAF AND your Sub-Account allocations must comply with these investment restrictions in order to prevent the termination of your living benefit rider.

Category 2: Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund
•	AB VPS Balanced Hedged Allocation Portfolio	•	Invesco V.I. Comstock Fund
•	AB VPS Growth and Income Portfolio	•	Invesco V.I. Global Fund
•	AB VPS International Value Portfolio	•	Invesco V.I. Growth and Income Fund
•	AB VPS Sustainable International Thematic Portfolio	•	Invesco V.I. Main Street Fund
•	BlackRock S&P 500 Index V.I. Fund	•	Lord Abbett Dividend Growth Portfolio
•	Fidelity VIP Contrafund Portfolio	•	Lord Abbett Fundamental Equity Portfolio
•	Fidelity VIP Dynamic Capital Appreciation Portfolio	•	Lord Abbett Growth & Income Portfolio
•	Fidelity VIP Equity-Income Portfolio	•	Putnam VT George Putnam Balanced Fund
•	Fidelity VIP Growth Portfolio	•	Putnam VT Global Asset Allocation Fund
•	Hartford Balanced HLS Fund	•	Putnam VT Growth Opportunities Fund
•	Hartford Capital Appreciation HLS Fund	•	Putnam VT International Equity Fund
•	Hartford Disciplined Equity HLS Fund	•	Putnam VT International Value Fund
•	Hartford Dividend and Growth HLS Fund	•	Putnam VT Large Cap Value Fund
•	Hartford Stock HLS Fund	•	Putnam VT Multi-Cap Core Fund
•	Invesco V.I. Capital Appreciation Fund	•	Putnam VT Sustainable Leaders Fund

APP A-5

Category 3: Limited Investment Options (Equity, Multi-Asset, or Bond) Rule: Maximum 20% of allocation, maximum of 10% in any one fund
•	AB VPS Small/Mid-Cap Value Portfolio	•	Invesco V.I. Discovery Mid Cap Growth Fund
•	Fidelity VIP Mid Cap Portfolio	•	Invesco V.I. Main Street Small Cap Fund
•	Fidelity VIP Value Strategies Portfolio	•	Lord Abbett Bond-Debenture Portfolio
•	Hartford International Opportunities HLS Fund	•	Morgan Stanley VIF Discovery Portfolio
•	Hartford MidCap HLS Fund	•	Morgan Stanley VIF Emerging Market Equity Portfolio
•	Hartford Small Cap Growth HLS Fund	•	Putnam VT Diversified Income Fund
•	Hartford Small Company HLS Fund	•	Putnam VT Small Cap Value Fund
•	Invesco V.I. American Value Fund

(2) ASSET ALLOCATIONS MODELS

As of May 2, 2022, the following models are available:

Fund	2022 Series 108	2022 Series 208	2022 Series 308	2022 Series 408
AB VPS Small/Mid-Cap Value Portfolio	1%	2%	2%	3%
Fidelity VIP Growth Portfolio	5%	6%	8%	10%
Fidelity VIP Value Strategies Portfolio	2%	2%	3%	3%
Hartford Disciplined Equity HLS Fund	5%	7%	9%	10%
Hartford Dividend and Growth HLS Fund	5%	7%	8%	10%
Hartford Small Company HLS Fund	2%	2%	3%	3%
Hartford Total Return Bond HLS Fund	55%	48%	40%	32%
Invesco V.I. Discovery Mid Cap Growth Fund	1%	2%	2%	3%
Invesco V.I. Government Securities Fund	5%	4%	3%	3%
Invesco V.I. High Yield Fund	10%	8%	7%	5%
Putnam VT International Equity Fund	9%	12%	15%	18%
Total	100%	100%	100%	100%

APP A-6

(3) INVESTMENT MODELS

Series 7004
Funds
Hartford Capital Appreciation HLS Fund	20%
Hartford Dividend and Growth HLS Fund	20%
Hartford International Opportunities HLS Fund	10%
Hartford Small Company HLS Fund	10%
Hartford Total Return Bond HLS Fund	40%
Total	100%

Series 7005
Funds
Fidelity VIP Contrafund Portfolio	20%
Hartford International Opportunities HLS Fund	10%
Hartford Total Return Bond HLS Fund	40%
Invesco V.I. Global Fund	10%
Lord Abbett Growth and Income Portfolio	20%
Total	100%

II. Investment Restrictions For
Lifetime Income Builder Portfolios

Applicable To The Following Contracts*
Classic Director M Outlook
Director M Platinum Outlook
Director M Select Outlook
Huntington Director M Outlook
The Director M Outlook
Wells Fargo Director M Outlook

*Investment restrictions may not apply depending on state of issuance. See "State Variations" in the prospectus.

The Investment Restrictions
You must allocate amounts invested in the Sub-Accounts. In accordance with one of the following three investment restrictions options: (1) Investment Strategy Models; (2) Portfolio Planner Asset Allocation Models; or (3) Individual Sub-Accounts. You must elect to rebalance your allocations quarterly. Percentage allocations apply to value in the Sub-Accounts.

APP A-7

(1) INVESTMENT STRATEGY MODELS

Series 8010
Funds
Fidelity VIP Contrafund Portfolio	17%
Hartford Dividend and Growth HLS Fund	17%
Hartford Total Return Bond HLS Fund	32%
Invesco V.I. Global Fund	17%
Lord Abbett Growth and Income Portfolio	17%
Total	100%

(2) PORTFOLIO PLANNER ASSET ALLOCATION MODELS

Select one of the following investment models:

Fund	2022 Series 108	2022 Series 208	2022 Series 308	2022 Series 408	2022 Series 508
AB VPS Small/Mid-Cap Value Portfolio	1%	2%	2%	3%	3%
Fidelity VIP Growth Portfolio	5%	6%	8%	10%	11%
Fidelity VIP Value Strategies Portfolio	2%	2%	3%	3%	4%
Hartford Disciplined Equity HLS Fund	5%	7%	9%	10%	12%
Hartford Dividend and Growth HLS Fund	5%	7%	8%	10%	12%
Hartford Small Company HLS Fund	2%	2%	3%	3%	4%
Hartford Total Return Bond HLS Fund	55%	48%	40%	32%	24%
Invesco V.I. Discovery Mid Cap Growth Fund	1%	2%	2%	3%	3%
Invesco V.I. Government Securities Fund	5%	4%	3%	3%	2%
Invesco V.I. High Yield Fund	10%	8%	7%	5%	4%
Putnam VT International Equity Fund	9%	12%	15%	18%	21%
Total	100%	100%	100%	100%	100%

APP A-8

Appendix A.1 Funds by Product
Investment options available to your specific Contract are listed in the following table.

Portfolio Company and Adviser/Subadviser	The Director M Outlook (TL/TLA)	Wells Fargo Director M Outlook (TL/TLA)
AB VPS Balanced Hedged Allocation Portfolio - Class B Adviser: AllianceBernstein, L.P.	X	X
AB VPS Discovery Value Portfolio - Class B (formerly AB VPS Small/Mid Cap Value Portfolio) Adviser: AllianceBernstein, L.P.	X	X
AB VPS International Value Portfolio - Class B Adviser: AllianceBernstein, L.P.	X	X
AB VPS Relative Value Portfolio - Class B (formerly AB VPS Growth and Income Portfolio) Adviser: AllianceBernstein, L.P.	X	X
AB VPS Sustainable International Thematic Portfolio - Class B Adviser: AllianceBernstein, L.P.	X	X
Allspring VT Discovery All Cap Growth Fund - Class 2 (formerly Allspring VT Omega Growth Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC		X
Allspring VT Discovery SMID Cap Growth Fund - Class 2 (formerly Allspring VT Discovery Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC		X
Allspring VT Index Asset Allocation Fund - Class 2 Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC		X
Allspring VT International Equity Fund - Class 2 Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC		X
Allspring VT Opportunity Fund - Class 2 Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC		X
Allspring VT Small Cap Growth Fund - Class 2 Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC		X
BlackRock S&P 500 Index V.I. Fund - Class I Adviser: BlackRock Advisors, LLC	X	X
Fidelity® VIP Contrafund® Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other investment advisers	X	X
Fidelity® VIP Dynamic Capital Appreciation Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other investment advisers	X	X
Fidelity® VIP Equity-Income Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other investment advisers	X	X
Fidelity® VIP Growth Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other investment advisers	X	X
Fidelity® VIP Mid Cap Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other investment advisers	X	X
Fidelity® VIP Value Strategies Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other investment advisers	X	X
Hartford Balanced HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X
Hartford Capital Appreciation HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X
APP A.1-1

Portfolio Company and Adviser/Subadviser	The Director M Outlook (TL/TLA)	Wells Fargo Director M Outlook (TL/TLA)
Hartford Disciplined Equity HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X
Hartford Dividend and Growth HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X
Hartford International Opportunities HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X
Hartford MidCap HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X
Hartford Small Cap Growth HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X
Hartford Small Company HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X
Hartford Stock HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X
Hartford Total Return Bond HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X
Hartford Ultrashort Bond HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X
Invesco V.I. American Value Fund - Series II Adviser: Invesco Advisers, Inc.	X	X
Invesco V.I. Capital Appreciation Fund - Series II Adviser: Invesco Advisers, Inc.	X	X
Invesco V.I. Comstock Fund - Series II Adviser: Invesco Advisers, Inc.	X	X
Invesco V.I. Discovery Mid Cap Growth Fund - Series II Adviser: Invesco Advisers, Inc.	X	X
Invesco V.I. Global Fund - Series II Adviser: Invesco Advisers, Inc.	X	X
Invesco V.I. Government Money Market Fund - Series I** Adviser: Invesco Advisers, Inc.	X	X
Invesco V.I. Government Securities Fund - Series I Adviser: Invesco Advisers, Inc.	X	X
Invesco V.I. Growth and Income Fund - Series II Adviser: Invesco Advisers, Inc.	X	X
Invesco V.I. High Yield Fund - Series I Adviser: Invesco Advisers, Inc.	X	X
Invesco V.I. Main Street Fund - Series II Adviser: Invesco Advisers, Inc.	X	X
Invesco V.I. Main Street Small Cap Fund - Series II Adviser: Invesco Advisers, Inc.	X	X
Lord Abbett Bond-Debenture Portfolio - Class VC Adviser: Lord, Abbett & Co. LLC	X	X
Lord Abbett Dividend Growth Portfolio - Class VC Adviser: Lord, Abbett & Co. LLC	X	X
Lord Abbett Fundamental Equity Portfolio - Class VC Adviser: Lord, Abbett & Co. LLC	X	X
Lord Abbett Growth and Income Portfolio - Class VC Adviser: Lord, Abbett & Co. LLC	X	X
Morgan Stanley VIF Discovery Portfolio - Class II Adviser: Morgan Stanley Investment Management Inc.	X	X
APP A.1-2

Portfolio Company and Adviser/Subadviser	The Director M Outlook (TL/TLA)	Wells Fargo Director M Outlook (TL/TLA)
Morgan Stanley VIF Emerging Markets Equity Portfolio - Class II Adviser: Morgan Stanley Investment Management Inc. Subadviser: Morgan Stanley Investment Management Company	X	X
Putnam VT Core Equity Fund - Class IB (formerly Putnam VT Multi-Cap Core Fund) Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	X	X
Putnam VT Diversified Income Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	X	X
Putnam VT George Putnam Balanced Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	X	X
Putnam VT Global Asset Allocation Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited and The Putnam Advisory Company, LLC	X	X
Putnam VT International Equity Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited and The Putnam Advisory Company, LLC	X	X
Putnam VT International Value Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited and The Putnam Advisory Company, LLC	X	X
Putnam VT Large Cap Growth Fund - Class IB (formerly Putnam VT Growth Opportunities Fund) Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	X	X
Putnam VT Large Cap Value Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	X	X
Putnam VT Small Cap Value Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	X	X
Putnam VT Sustainable Leaders Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	X	X

APP A.1-3

Appendix B — Lifetime Income Builder
The Annuity Commencement Date Deferral Option is not available if you have elected this rider.
Objective
Protect your investment from poor market performance through potential annual Benefit Amount increases and provide income through predetermined periodic payments based either on a set schedule or your lifetime.
How does this rider help achieve this goal?
This rider (called the Unified Benefit Rider in your Contract) provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, this rider is a guarantee of the Benefit Amount that you can access two ways:
•Withdrawal Benefit allows (a) Benefit Payments: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or (b) Lifetime Benefit Payments: a series of withdrawals which may be paid annually until the death of any Owner if the older Owner (or Annuitant if the Contract Owner is a trust) is age 60 or older. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; and/or
•Guaranteed Minimum Death Benefit (“GMDB”). The GMDB is equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. Depleting the Benefit Amount by taking Surrenders will reduce or eliminate the GMDB. The GMDB replaces the standard Death Benefits provided under this Contract.
When can you buy this rider?
This rider is closed to new investors (including existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts. The rider charge may limit access to Fixed Accounts in certain states.
We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase this charge, you will receive advance notice of the increase and will be given the opportunity to decline this and future charge increases. If you decline a charge increase, we will suspend the automatic Benefit Amount increases. If we do not receive notice from you to decline the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. If you Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number of days since the last charge was assessed, divided by 365.
You may decline the fee increase and permanently waive automatic Benefit Amount increases by:
•Notifying us in writing, verbally or electronically, if available. You must provide us this notification after our notice to you of the charge increase and before your Contract Anniversary.
•Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.
•We will only honor notifications from the Owner or joint Owner and not through your broker.
•If you decline the fee increase we will suspend automatic Benefit Amount increases. You can re-start automatic Benefit Amount increases within 30 days of your Contract Anniversary if you accept the rider fee currently in effect.
•If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Benefit Amount change under this rider?
Yes. The initial Benefit Amount equals your initial Premium Payment. Thereafter, the Benefit Amount will be adjusted as a result of any of the following three actions.
1.Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value by the Maximum Contract Value (see "Glossary") and then reduce by 1. See Example 2 under Lifetime Income Builder in Appendix D. In no event will the resulting increase amount be less than 0% or greater than 10%. Automatic Benefit
APP B-1

Amount increases will not take place if the investment performance of your Sub-Accounts is neutral or negative. Automatic Benefit Amount increases will continue until the earlier of the Contract Anniversary immediately following the older Owner’s or Annuitant’s 75th birthday or the Annuity Commencement Date.
2.Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment. However, if Surrenders (including the "withdrawals" discussed above in "Withdrawal Benefit") have been taken your new Benefit Payment may not be greater than your Benefit Amount prior to the Surrender.
3.Surrenders. If Surrenders (including the "withdrawals" discussed above in "Withdrawal Benefit") have been taken, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:
A.If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.
B.If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income program to satisfy RMDs, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.
C.If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the RMD exception in (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:
(i)the Contract Value immediately following the Surrender; or
(ii)the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.
Partial Surrenders reduce the potential for step-ups.
Other Considerations:
•The Benefit Amount may also change due to a change in ownership. See "What happens if you change ownership?" below.
•Your Benefit Amount cannot be less than zero or more than $5 million. Any sums exceeding $5 million will not be included for any benefits under this rider.
•Since the Benefit Amount is a central source for both benefits under this rider, taking Surrenders (including "withdrawals" discussed above in "Withdrawal Benefit") will lessen or eliminate the GMDB. Refer to the Examples included in Appendix B for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. The following section describes both Benefit Payments and Lifetime Benefit Payments which together comprise the Withdrawal Benefit.
Benefit Payments
Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Benefit Payment can be taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your AWA. Surrenders in excess of your Benefit Payment include any applicable CDSC.
Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:
A.If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is equal to the lesser of the Benefit Payment immediately prior to the Surrender or the Benefit Amount immediately after the Surrender.
B.If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy RMDs, the provisions of (A) will apply.
C.If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the RMD exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender multiplied by 5%.
If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.
APP B-2

If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made. If withdrawals have already commenced, we recommend that you contact our Annuity Contact Center before making any subsequent Premium Payments as their effects on Benefit Payments and Lifetime Benefit Payments can have unintended consequences. See Example 10 under Lifetime Income Builder in Appendix D for more information.
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%. If you are enrolled in our Automatic Income Program you must request in writing to increase the amount being withdrawn.
If Surrenders are less than or equal to the Benefit Payment but result in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.
If you are enrolled in an AIP it is important for you to take into account the Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Benefit Payment changes we do not automatically adjust payments under the AIP nor do we prompt you to do so.
Lifetime Benefit Payments
Under this option, Surrenders may be taken as Lifetime Benefit Payments that are initially equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the older Owner’s 60th birthday or 5% of the initial Benefit Amount if the older Owner is 60 or older at the rider’s effective date The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Lifetime Benefit Payment can be taken on any payment schedule that you request.
Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your AWA. Surrenders in excess of your Lifetime Benefit Payment include any applicable CDSC.
Whenever a Surrender is taken after the Contract Anniversary immediately following the older Owner’s 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:
A.If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.
B.If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our AIP to satisfy RMDs, the provisions of (A) will apply.
C.If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the RMD exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender multiplied by 5%.
If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.
Lifetime Benefit Payments will be available until the first death of any Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under this Fixed Lifetime and Period Certain Annuity Payout.
If you make a subsequent Premium Payment after the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment will be re-calculated to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.
If Surrenders are not taken prior to the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment. The greater of the Benefit Payment or Lifetime Benefit Payment can be taken.
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the older Owner’s 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%.
If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in
APP B-3

effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the Contract and pay the Surrender Value.
If you are enrolled in an AIP it is important for you to take into account the Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Benefit Payment changes we do not automatically adjust payments under the AIP nor do we prompt you to do so.
Is this rider designed to pay you Death Benefits?
Yes. This rider includes a GMDB that replaces the standard Death Benefit. The GMDB is equal to the greater of the Benefit Amount or the Contract Value on the date due proof of death is received by us.
The Death Benefit is payable at the first death of an Owner or Annuitant.
Does this rider replace standard Death Benefits?
Yes. This rider replaces the standard Death Benefit.
Can you revoke this rider?
No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do Full Surrenders have on your benefits under this rider?
You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request a Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under this rider.
If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value (following the provisions or the rider) or your Contract Value is reduced to zero, we will issue a payout annuity. If the Owner is a natural person we will treat the Owners(s) as the Annuitant for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either the Fixed Period Certain Annuity Payout or the Fixed Lifetime and Period Certain Annuity Payout Option. The election is irrevocable.
Under certain circumstances we had permitted certain Contract Owners to reinstate their Contracts (and certain riders) when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to us. Effective October 4, 2013, we will no longer allow Contract Owners to reinstate their Contracts (or riders) when a Contract Owner requests a Surrender (either full or Partial), except as noted in the section “Are there restrictions on how you must invest?”
If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the AWA, we will waive any applicable CDSC for withdrawals up to that Benefit Payment amount.
What happens if you change ownership?
Any ownership change made prior to the first anniversary of the rider effective date will have no impact on the Benefit Amount, but the Lifetime Benefit Payment may change as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change. The Lifetime Benefit Payment may change based on the age of the new owner.
If the older Owner is age 75 or younger at the time of an ownership change that follows the first Contract Anniversary a re-calculation in the benefits will automatically result in either (A) or (B):
(A)If this rider is not currently available for sale, we will continue the existing rider for the GMDB only and the Withdrawal Benefit will terminate. This rider charge will then discontinue.
(B)If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at your current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
If the older Owner is age 76 or older at the time of an ownership change, this rider will continue with respect to the GMDB only and the Withdrawal Benefit will terminate. The GMDB will be modified to equal Contract Value only and the Rider charge will discontinue.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the Beneficiary is the deceased Owner’s Spouse at the time of death, the Spouse may continue the Contract and we will adjust the Contract Value to the amount we would have paid as a Death Benefit payment (the greater of the Contract Value and the Benefit Amount). If the Spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:
APP B-4

(A)If this rider is not currently available for sale, we will continue the existing Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate and the rider charge will discontinue.
(B)If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
If the Spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, this rider will continue with respect to the GMDB only and the Withdrawal Benefits will terminate. The GMDB will be modified to equal Contract Value only and the rider charge will discontinue. Spousal Contract continuation will only apply one time for each Contract.
What happens if you annuitize your Contract?
If you annuitize your Contract, you may choose any of those Annuity Payout Options offered in the Contract. The amount used for calculating Annuity Payout Options will be the Contract Value. In other words, you will forfeit any difference between your Contract Value and Benefit Amount by voluntarily annuitizing before the maximum Annuity Commencement Date.
If the annuity reaches the maximum Annuity Commencement Date the Contract will automatically be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date, which approval may be withheld or delayed for any reason. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under Lifetime Income Builder rules applicable when the Contract Value equals zero.
Fixed Period Certain Payout Option
If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment. The total amount payable under this Annuity Payout Option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year’s annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of the any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner’s last instructions on record.
These options may not be available if your contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.
Fixed Lifetime and Period Certain Payout Option
If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the Annuity Calculation Date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner’s last instructions on record.
These options may not be available if your Contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix A as a condition to maintaining the withdrawal benefit of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix A, on and after October 4, 2013 the living benefit feature of the rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute, the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while either rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes
APP B-5

will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 7.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment requirement or restriction will result in revocation of the rider. If the rider is revoked by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the rider will not terminate any concurrent guaranteed minimum death benefit rider.
If the rider is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
For purposes of determining the Benefit Amount under this rider, we reserve the right to treat one or more Contracts issued by us to you with any optional Withdrawal Benefit rider in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.
Other information
For examples of how this rider works, see Lifetime Income Builder in Appendix D.
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•The benefits under this rider cannot be directly or indirectly assigned, pledged, collateralized or securitized in any way. Any such actions will invalidate this rider.
•Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of RMDs, you will reduce your Death Benefit. If your Contract Value is zero as of the date of due proof of death, there will be no Death Benefit. This may be of special concern to seniors.
•Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing this rider as part of an investment program involving a qualified plan may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to Funds, outweigh the absence of additional tax advantages from a variable annuity.
•Annuitizing your Contract, whether voluntarily or not, will impact these benefits. First, annuitization shall eliminate the Guaranteed Minimum Death Benefit. Second, annuitization will terminate any Withdrawal Benefits which will be converted into annuity payments according to the annuitization option chosen. Accordingly, Lifetime Benefit Payments could be replaced by another “lifetime” payout option and will not be subject to automatic Benefit Amount increases.
•Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.
•Purchasing this rider is a one-time only event and cannot be undone later. If you elect this rider you will not be able to elect standard Death Benefits or optional riders other than MAV Plus.
•Any additional Premium Payments made to your Contract after withdrawals have begun will cause the Benefit Amount to be recalculated. If an additional Premium Payment is made, the Benefit Amount will be recalculated to equal the remaining Benefit Amount plus the additional Premium Payment, which could be more or less than the original Benefit Amount and could change the amount of your Benefit Payments or Lifetime Benefit Payments, as the case may be.
•Spouses who are not a joint Owner or Beneficiary may find continuation of this rider to be unavailable or unattractive after the death of the Owner-Spouse. Continuation of the options available in this rider is dependent upon its availability at the time of death of the first Owner-Spouse and will be subject to then prevailing charges.
•Certain ownership changes may result in a reduction of benefits.
APP B-6

•Annuitizing your Contract instead of receiving Benefit Payments or Lifetime Benefit Payments will forfeit any increases in your Benefit Amount over your Contract Value. Voluntary or involuntary annuitization will terminate Lifetime Benefit Payments. Annuity Payout Options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.
•Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification, whichever is later. If you decline any charge increase, you will no longer receive automatic Benefit Amount increases unless you provide us with notification of your acceptance of an increase within the 30 days preceding a subsequent Contract Anniversary.
•There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.
•We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.
APP B-7

Appendix C — Lifetime Income Builder Selects and Lifetime Income Builder Portfolios
The Annuity Commencement Date Deferral Option is not available if you have elected either of these riders.
Objective
The objective of these two different riders is to (i) protect your investment from poor market performance; (ii) provide longevity protection through Lifetime Benefit Payments; and (iii) provide Death Benefit protection.
How do the riders help achieve this goal?
•Lifetime Withdrawal Feature. Provided you follow the rules below, the riders provide a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s Lifetime Income Eligibility Date until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Partial Surrenders will reduce or eliminate this benefit. Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the rider chosen:

Lifetime Income	=	Payment Base or Contract Value, whichever is higher	x	Withdrawal Percentage
Builder Selects
- or -
Lifetime Income	=	Payment Base	x	Withdrawal Percentage
Builder Portfolios
•Guaranteed Minimum Death Benefit ("GMDB"). The GMDB provides a Death Benefit equal to the greater of Premium Payments (adjusted for partial Surrenders) or Contract Value as of the date due proof of death is received by us for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the GMDB. This GMDB replaces the standard Death Benefits provided under this Contract.
When can you buy the riders?
The riders are closed to new investors (including existing Owners).
When you buy either rider, you must provide us with the names and date of birth of the Owner, any joint Owner, Annuitant and Beneficiary. We then determine who the “Relevant Covered Life” and other “Covered Lives” will be when establishing the Withdrawal Percentage.
•A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner, and (c) impose other designation restrictions from time to time.
•For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner, and his or her Spouse is the joint Owner or Beneficiary.
•The Relevant Covered Life will be one factor used to establish your Withdrawal Percentage. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life. When the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing either rider is 80. These age restrictions also apply to the Beneficiary when the Joint/Spousal Option is chosen.
Does electing either rider forfeit your ability to buy other riders?
Yes. If you elected either rider, you could not elect any rider other than MAV Plus (MAV only in applicable states). You may not elect the Annuity Commencement Date Deferral Option if you elected either of these riders.
How is the charge for either rider calculated?
The fee for the riders is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary (i) after your Anniversary Value and Payment Base have been computed and (ii) prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for the riders will be withdrawn from each Sub-Account and the FAF in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the FAF in certain states.
We reserve the right to increase the charge for either or both riders (and any option) up to the maximum fees described in the Fee Table at any time 12 months after either rider’s effective date.
Fee increases will not apply if (a) the age of the Relevant Covered Life is 81 or older; (b) you notify us of your election to permanently waive automatic Payment Base increases as described below; or (c) we convert your benefits based on our Minimum Amount rules defined in your Contract. This fee may not be the same as the fee that we charge new purchasers.
APP C-1

Subject to the foregoing limitation, we also reserve the right to charge a different fee for either rider (or options) to any new Contract Owners due to a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
You will receive advance notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:
•Notifying us in writing, verbally or electronically, if available. You must provide us this notification after our notice to you of the charge increase and before your Contract Anniversary.
•Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.
•We will only honor notifications from the Owner or joint Owner and not through your broker.
•Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.
•If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
•If you decline the fee increase, and defer withdrawals for at least five years, the Withdrawal Percentage will continue to be reset when a new age band is reached according to the rider’s rules.
Does the Payment Base change under either rider?
Yes, your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored-exchange program. Your Payment Base will fluctuate based on:
•automatic Payment Base increases; and
•subsequent Premium Payments; and
•partial Surrenders (including partial Surrenders taken prior to the Lifetime Income Eligibility Date or if the amount of the partial Surrender exceeds either your Threshold or Lifetime Benefit Payment amount).
•Automatic Payment Base Increase: Your automatic annual Payment Base increase varies depending on whether you choose either of these riders. The following table describes how these options operate:

	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
New Payment Base	[(current Anniversary Value (prior to the rider charge being taken) divided by your prior Payment Base)] multiplied by your prior Payment Base	The higher of current Anniversary Value (prior to the rider charge being taken) or Payment Base
Annual Payment Base increase limits	0% - 10%	Unlimited
We will determine if you are eligible for annual automatic Payment Base increases on each Contract Anniversary. Automatic Payment Base increases will cease upon the earliest of:
•your Annuity Commencement Date;
•the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 90; or
•You waive your right to receive automatic Payment Base increases.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under either rider. See Examples 16 and 17 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix B.
•Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis. See Examples 10 and 11 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix B.
•Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to the Lifetime Income Eligibility Date, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable limits as discussed below:
A.If cumulative partial Surrenders taken during any Contract Year and prior to the Lifetime Income Eligibility Date, are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
APP C-2

B.If cumulative partial Surrenders taken after the Lifetime Income Eligibility Date are equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will not reduce the Payment Base.
C.For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.
See Examples 3-9 and 12-15 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix B.
•Partial Surrenders reduce the potential for step-ups.
•Covered Life changes may also trigger a recalculation of your Payment Base, Lifetime Benefit Payment, GMDB and rider fees. See “What happens if you change ownership?” below.
•Option Conversion. We reserve the right to offer a one-time only conversion from Lifetime Income Builder Selects to Lifetime Income Builder Portfolios, or vice versa, on or after the first Contract Anniversary after the rider has been in effect and prior to the Relevant Covered Life’s reaching attained age 81. Your then current Payment Base will be your new Payment Base for the purposes of the converted rider. This conversion will go into effect on the next following Contract Anniversary. A conversion notice must be received by us in good order between 30 days prior to and 15 days after, a Contract Anniversary. This privilege may be withdrawn at our sole discretion at any time without prior notice. The rider fee and any associated restrictions will be based on the rider then in effect. You may rescind your election within 15 days after making your election. Upon rescission, however, your Payment Base will be reset at the lower of the then applicable Payment Base or the Contract Value at the time of rescission. Rescission of a conversion option may therefore result in a permanent reduction of benefits. Once rescinded, this privilege will be terminated.
•Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Is either rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, early withdrawals, meaning withdrawals taken prior to the Lifetime Income Eligibility Date are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish Lifetime Benefit Payments and GMDB.
As shown in the following table, the Withdrawal Percentage for all partial Surrenders taken before the Lifetime Income Eligibility Date will be 5% (Single Life Option) or 4.5% (Joint/Spousal Option). In contrast, the Withdrawal Percentage for partial Surrenders taken after the Lifetime Income Eligibility Date will be based on the chronological age of the Relevant Covered Life at the time of the first withdrawal as shown below:

	Withdrawal Percentage
Relevant Covered Life Attained Age	Single Life Option	Joint/Spousal Option
<59½ - 64	5.0%	4.5%
65 - 69	5.5%	5.0%
70 - 74	6.0%	5.5%
75 - 79	6.5%	6.0%
80 - 84	7.0%	6.5%
85 - 90	7.5%	7.0%
90+	8.0%	7.5%
Except as provided below, the Withdrawal Percentage will be based on the chronological age of the Relevant Covered Life at the time of the first Surrender.
1.If a partial Surrender HAS NOT been taken, your new Withdrawal Percentage will be effective on the next birthday that brought the Relevant Covered Life into a new Withdrawal Percentage age band; or
2.If you have deferred taking partial Surrenders for five years from the date you purchased this rider, your new Withdrawal Percentage will be effective on the next birthday that brings the Relevant covered Life into a new Withdrawal Percentage age band. Your new Withdrawal Percentage will thereafter continue to change based on the age of the Relevant Covered Life as shown on the table above regardless of whether partial Surrenders are taken after such five year period or;
APP C-3

3.If the requirements in 1 or 2, above have not been met, your new Withdrawal Percentage will be effective as of the Contract Anniversary when the next automatic Payment Base increase occurs due to market performance after the birthday that brings the Relevant Covered Life into a new Withdrawal Percentage age band.
If you meet the deferral requirements above, you will not forfeit your right to automatic Withdrawal Percentage increases even if you decline future fee increases.
For more information, please refer to Example 24 in Lifetime Income Builder Selects and Lifetime Income Builder Portfolios Examples in Appendix B for more information.
Is either rider designed to pay you Death Benefits?
Yes. The GMDB guarantees that we will pay a Death Benefit equal to the greater of (i) Premium Payments adjusted for partial Surrenders or (ii) Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of either rider will result in the rescission of the GMDB and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Feature is revoked, we will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to the rider's Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). For Joint/Spousal election of either rider, no Death Benefit will be available when a Relevant Covered Life is the Beneficiary and the Beneficiary dies.
Partial Surrenders will affect the GMDB as follows:
A.If cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B.If cumulative partial Surrenders after the Lifetime Income Eligibility Date are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis.
C.For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Please refer to the section labeled “Can your Spouse continue your Lifetime Withdrawal Feature” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does either rider replace the standard Death Benefit?
Yes, it permanently replaces the standard Death Benefit. The GMDB will be reset to equal Contract Value when there is a Covered Life change that exceeds the permissible age limitation under either rider. This may also occur for the Single Life Option when the spouse elects Spousal Contract continuation and the new Covered Life exceeds the age limit.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Feature at any time subject to state availability and only the GMDB shall continue to apply. You may not revoke the GMDB, although the GMDB will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Feature under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section )). Additionally, we may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The GMDB will then be equal to the Contract Value.
If the Lifetime Withdrawal Feature is revoked:
•It cannot be re-elected;
•You will not receive any Lifetime Withdrawal Payments;
•We will continue the GMDB only. We will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;
•You will no longer be subject to this rider’s Investment Restrictions; and
•You become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
Effect on rider charge. On the date the Lifetime Withdrawal Feature is revoked, a prorated share of the rider charge will be assessed. After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime
APP C-4

Withdrawal Feature is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Feature include:
•whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Feature payments (the benefit may not be reinstated after it is revoked);
•whether you wish to cease paying the fees associated with the Lifetime Withdrawal Feature (keep in mind that you have been paying fees for the Lifetime Withdrawal Feature since the effective date of the rider);
•whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Feature (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and
•whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the GMDB.
You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Feature.
Please see “Can your Spouse continue your Lifetime Withdrawal Feature?” and “Are there restrictions on how you must invest?” for more information.
What effect does partial or full Surrenders have on your benefits under this rider?
Surrenders can severely affect the value of the benefit. Please refer to “Does the Payment Base change under either rider?” for the effect of partial Surrenders on your Payment Base, GMDB and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under either rider.
Prior to the Annuity Commencement Date, (i) if on any Contract Anniversary your Contract Value, due to investment performance, is reduced below an amount equal to the greater of the Contract minimum amount stated under your Contract or one of your Lifetime Benefit Payments, or (ii) if on any Valuation Day, as a result of a Partial Surrender, your Contract Value is reduced below an amount equal to the greater of the Contract minimum amount stated under your Contract or one of your Lifetime Benefit Payments, then the following will occur:
1.    You must transfer your remaining Contract Value to an asset allocation model, investment program, Sub-Account(s), fund of funds Sub-Account(s), or other investment vehicle approved by us for purposes of the minimum amount rule.
a.One of the approved investment vehicles, as described above, must be elected within 10 days from the date the minimum amount was reached.
b.If we do not receive your election within the above stated time frame, you will be deemed to have irrevocably authorized us to move your remaining Contract Value into the Money Market Sub-account.
c.If you choose not to participate in one of the approved investment vehicles, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be fully terminated.
2.    Once the Contract Value is transferred to an approved investment vehicle, the following rules will apply:
a.You will receive your Lifetime Benefit Payment, which will be equal to your Lifetime Benefit Payment at the time your Contract Value reduces below the rider minimum amount rules at the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually.
b.Ongoing Lifetime Benefit Payments will no longer reduce your Contract Value.
c.Ongoing Lifetime Benefit Payments will continue to reduce the remaining GMDB on your Contract. At the death of any Owner, Joint Owner or Annuitant, the greater of the Contract Value or the GMDB will be paid out as a lump sum settlement unless Spousal Contract continuation is available and elected.
d.We will no longer accept subsequent Premium Payments.
e.We will waive the Annual Maintenance Fee and Rider Charge on your Contract.
f.Automatic Increases on Contract anniversary will no longer apply.
g.If any amount greater than a Lifetime Benefit Payment is requested within a Contract Year, we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed, the Contract will be terminated and the GMDB will be lost.
See Examples 21 and 22 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix B.
What happens if you change ownership?
Inasmuch as this rider is affected by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
APP C-5

Within the first six months from the Contract Issue Date. Any Covered Life change will have no impact on the Payment Base or GMDB as long as each succeeding Covered Life is less than the maximum age limitation of the applicable rider at the time of the change. The Withdrawal Percentage and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first six months from the Contract Issue Date. If you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse legally divorce, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and GMDB will remain the same. We will then recalculate your Withdrawal Percentage based on the age of the younger Covered Life as of the date of the change. The charge for this rider will remain the same.
Alternatively, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and GMDB will remain the same. We will then recalculate your Withdrawal Percentage based on the age of the remaining Covered Life as of the date of the change. The charge for this rider will remain the same.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:
A.If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Lifetime Withdrawal Feature of either rider and continue the GMDB only. The GMDB will be recalculated to be the lesser of the Contract Value or the GMDB effective on the date of the change. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
B.If the older Covered Life after the change exceeds the maximum age limitation of either rider at the time of the change, or we no longer offer either rider, then the rider will terminate. The GMDB will then be equal to the Contract Value.
If you elected the Single Life Option and any Covered Life changes after the first six months from Contract Issue date, then:
A.If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The GMDB will then be equal to the Contract Value; or
B.If we no longer offer such rider, we will continue the GMDB after resetting this benefit to the lower of the then applicable GMDB or Contract Value on the effective date of the Covered Life change; whereupon the Lifetime Withdrawal Feature will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
APP C-6

Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Lifetime Withdrawal Feature?
•Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and such rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the GMDB, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and the GMDB will be set equal to the Contract Value, the Withdrawal Percentage will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the GMDB will be equal to the Contract Value.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Feature and the rider charge will no longer be assessed.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
•Joint/Spousal Option:
Either rider is designed to facilitate the continuation of your rights under the rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the GMDB, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:
•The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;
•The GMDB will be equal to the Contract Value on the Spousal Contract continuation date;
•The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date; and
•The Lifetime Benefit Payment will be recalculated.
APP C-7

The remaining Covered Life cannot name a new owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.
See Examples 18 and 19 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix B.
What happens if you annuitize your Contract?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Life Annuity Payout Option. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:
•Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB under this rider.
If the older Annuitant is younger than age 59½, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by your Lifetime Benefit Payment on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to your Lifetime Benefit Payment on the Annuity Commencement Date. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
•Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB.
If the younger Annuitant is alive and younger than age 59½, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by your Lifetime Benefit Payment on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to your Lifetime Benefit Payment on the Annuity Commencement Date. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes, as described below:
APP C-8

Lifetime Income Builder Selects
Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments must be invested in accordance with the investment restrictions described in Appendix A as a condition to maintaining the withdrawal benefit of the rider. Your allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix A on and after October 4, 2013 the withdrawal benefit of your rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by applicable law we may modify, add, delete, or substitute (to the extent permit by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 7.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Lifetime Income Builder Portfolios
Your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds or other investment vehicles established from time to time. Permissible portfolios, Funds, Programs or other investment vehicles are described in Appendix B. Not all model portfolios or Programs are available through all Financial Intermediaries.
To the extent permitted by applicable law, we may, in our sole discretion, add, replace or alter Funds, Programs and model portfolios from time to time. You will be provided with advance notification of any investment restriction changes. Changes may be made on a prospective basis with respect to any additional Premium Payments received.
While you may switch from model portfolio to model portfolio, you cannot pick and choose Funds within any model portfolios nor may you specify which Funds should be redeemed to satisfy the Lifetime Withdrawal Feature. You may provide written investment instructions to invest Contract Value in a manner that violates these investment restrictions. Any such action will, however, result in the revocation of your withdrawal feature under either rider.
If your Lifetime Withdrawal Feature is revoked due to failure to comply with the investment restrictions, you will have a one time opportunity to reinstate the Lifetime Withdrawal Feature on your rider. There is a thirty calendar day reinstatement period that will begin from the date your lifetime withdrawal feature is revoked. During the reinstatement period, if you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change, your opportunity to reinstate will be terminated.
Upon reinstatement of your Lifetime Withdrawal Feature under either rider, your Payment Base will be reset at the lower of the Payment Base prior to the revocation and Contract Value as of the date of the reinstatement. Your Withdrawal Percentage will be set equal to the Withdrawal Percentage prior to the Lifetime Withdrawal Feature revocation; unless, if within the reinstatement period you reach a new age band and no partial Surrenders have been taken, then the Withdrawal Percentage will be set equal to the appropriate percentage based on the attained age of the Relevant Covered Life. Your Lifetime Benefit Payment will be recalculated based on the Lifetime Withdrawal Feature values as of the date of the reinstatement. We will deduct a prorated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement.
APP C-9

Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. These restrictions are not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.
•Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the then current maximum Lifetime Benefit Payment or Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.
•Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, the Death Benefit will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize, you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.
•If you had elected the conversion option from Lifetime Income Builder Selects to Lifetime Income Builder Portfolios, or vice versa, and subsequently rescinded that election, your Payment Base will be set to the lower of the Payment Base or the Contract Value on the date of the rescission and therefore your old Payment Base will not be restored. The Death Benefit will also be set to the lower of the GMDB and the Contract Value on the date of the rescission.
•Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of this rider.
•While there is no minimum age for electing either rider, withdrawals taken prior to the Lifetime Income Eligibility Date will reduce, or can even eliminate guaranteed Lifetime Benefit Payments. Payments taken prior to the Lifetime Income Eligibility Date are not guaranteed to last for a lifetime. Either rider may not be suitable if a Covered Life is under attained age 59½.
•The determination of the Relevant Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.
•We may terminate either or both riders post-election based on your violation of benefit rules and may otherwise withdraw such rider (or any option) for new sales at any time. In the event that either rider (or any option) is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated and the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
•Unless otherwise provided, you may select either rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect either rider you will not be eligible to elect optional riders other than MAV or MAV Plus.
•When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.
APP C-10

•The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.
•Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.
•Annuity pay-out options available after the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.
•The fee for either rider may increase any time after 12 months from either rider’s effective date. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Fee Table.
•Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.
•If you are enrolled in the Automatic Income Program ("AIP") it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so.

APP C-11

APPENDIX D - EXAMPLES

Page
Premium Security Death Benefit	APP D-2
Asset Protection Death Benefit	APP D-3
Principal First	APP D-4
Principal First Preferred	APP D-5
Lifetime Income Builder	APP D-6
Lifetime Income Foundation	APP D-9
Lifetime Income Builder II	APP D-12
Lifetime Income Builder Selects and Lifetime Income Builder Portfolios	APP D-17
MAV Plus	APP D-30
Annuity Commencement Date Deferral Option	APP D-31

APP D-1

Premium Security Death Benefit
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1
Assume that:
•You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a withdrawal of $8,000,
•Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,
•On the day we receive proof of Death, your Contract Value was $117,403, and your Maximum Anniversary Value was $106,000.
Calculation of Premium Security Death Benefit
To calculate the Premium Security Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we receive proof of Death [$117,403],
•Total Premium Payments adjusted for any partial Surrenders [$100,000 – $8,000 = $92,000]
•The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $106,000 = $143,903]; the lesser (a) and (b) is $106,000.
The Premium Security Death Benefit is the greatest of these three values, which is $117,403.
Example 2
Assume that:
•You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a partial Surrender of $60,000,
•Your Contract Value in the fourth year immediately before your Surrender was $150,000,
•On the day we receive proof of Death, your Contract Value was $120,000,
•Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).
Calculation of Premium Security Death Benefit
To calculate the Premium Security Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we receive proof of Death [$120,000],
•Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)],
•The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.
The Premium Security Death Benefit is the greatest of these three values, which is $120,000.
Adjustment for Partial Surrender for Total Premium Payments
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.
Adjustment for Partial Surrender for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 – $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for
APP D-2

dollar adjustment to get $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

Asset Protection Death Benefit
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1
Assume that:
•You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a withdrawal of $8,000,
•Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,
•On the day we receive proof of Death, your Contract Value was $117,403,
•Your Maximum Anniversary Value was $106,000.
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we receive proof of Death [$117,403],
•The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 – $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.
•The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $106,000 = $143,903]; the lesser (a) and (b) is $106,000.
The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.
Example 2
Assume that:
•You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a partial Surrender of $60,000,
•Your Contract Value in the fourth year immediately before your Surrender was $150,000,
•On the day we receive proof of Death, your Contract Value was $120,000,
•Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we receive proof of Death [$120,000],
•The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857,
•The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.
The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

APP D-3

Example 3
Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then we recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:
•First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we receive proof of Death [$120,000],
•The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% × $57,857 = $134,464]; the lesser (a) and (b) is $57,857.
•The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser (a) and (b) is $83,571.
The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.
Principal First
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1: Assume you select this rider when you purchase your Contract and your initial Premium Payment is $100,000.
•Your Benefit Amount is $100,000, which is your initial Premium Payment.
•Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then
•Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).
•Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then
•Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).
•Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:
•First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:
•First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”
APP D-4

•Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:
•First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.
Example 7: If you elect to “step up” this rider after the 5th year, assuming you have made no withdrawals, and your Contract Value at the time of step up is $200,000, then
•We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.
•Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.
Principal First Preferred
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1: Assume you select this rider when you purchase your Contract and your initial Premium Payment is $100,000.
•Your Benefit Amount is $100,000, which is your initial Premium Payment.
•Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then
•Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).
•Your Benefit Payment is $7,500, which is your new Benefit Amount ($150,000) multiplied by 5%.
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then
•Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).
•Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:
•First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:
•First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”
APP D-5

•Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:
•First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.
Lifetime Income Builder
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
For all examples Your Guaranteed Minimum Death Benefit is the greater of the Benefit Amount and the Contract Value on the date of due proof of death.
Example 1: Assume you select this rider when you purchase your Contract, you are younger than age 60, and your initial Premium Payment is $100,000.
•Your Benefit Amount is $100,000, which is your initial Premium Payment.
•Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.
•Your Lifetime Benefit Payment is zero. The Lifetime Benefit Payment will be set equal to the Benefit Amount multiplied by 5% on the Contract Anniversary immediately following the Older Owner’s 60th birthday.
Example 2: Assume the same facts as Example 1. Also assume that you make no additional premium payments and take no withdrawals during the first Contract Year and that the Contract Value on your first anniversary is $105,000.
•At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
•($105,000 / $100,000) – 1 = .05 = 5%.
•Your Benefit Amount is $105,000, which is your previous Benefit Amount plus the automatic Benefit Amount increase.
•Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.
•The annual charge for this rider is 75 bps of the Benefit Amount after the automatic increase calculation.
•$105,000 × .0075 = $787.50, this amount is deducted from the Contract Value.
Example 3: Assume the same facts as Example 1. Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
•Your initial Benefit Amount is $100,000.
•Your Benefit Payment is $5,000.
•After the partial Surrenders of $1,000, your Benefit Amount is $99,000.
•There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.
•At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($99,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
•($99,000/$100,000) - 1 = -.01 subject to the minimum of 0%
•Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.
•Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.
APP D-6

•The annual charge for this rider is 75 bps of the Benefit Amount after the automatic increase calculation.
•$99,000 × .0075 = $742.50, this amount is deducted from the Contract Value.
Example 4: Assume the same facts as Example 3. Assume that an additional premium payment of $20,000 is made in Contract Year 2 and that, just prior to the payment, the Contract Value was $96,000.
•At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.
•Your Benefit Payment is $5,000.
•Your Benefit Amount after the premium payment is $119,000.
•Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.
Example 5: Assume the same facts as Example 4. Assume that at the on the following anniversary (the end of Contract Year 2) the Contract Value is $118,000 and that no withdrawals were taken in Contract Year 2.
•After premium payment, your Benefit Amount is $119,000.
•Your Benefit Payment is $5,950.
•At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($118,000) divided by the Maximum Contract Value ($120,000), less 1 subject to a minimum of 0% and a maximum of 10%.
•($118,000 / $120,000) – 1 = –.01667 subject to a minimum of 0%
•Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.
•Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.
•The annual charge for ths rider is 75 bps of the Benefit Amount after the automatic increase calculation.
•$119,000 × .0075 = $892.50, this amount is deducted from the Contract Value.
Example 6: Assume the same facts as Example 5. Assume that in the third Contract Year, a $35,000 partial Surrender is taken. The partial Surrender includes a CDSC. The withdrawal lowered the Contract Value from $115,000 to $80,000.
•At the beginning of Contract Year 3, your initial Benefit Amount is $119,000.
•Your Benefit Payment is $5,950.
•Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows
•(i) the Contract Value immediately following the partial withdrawal: $80,000.
•(ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: $119,000 – $35,000 =$84,000.
•Your new Benefit Amount is $80,000.
•Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.
Example 7: Assume that on the Contract Anniversary immediately following the Older Owner’s 60th birthday, the Contract Value is $200,000.
•Your Benefit Amount after the automatic increase calculation is $200,000.
•Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount.
•The annual charge for this rider is 75 bps of the Benefit Amount after the automatic increase calculation.
•$200,000 × .0075 = $1500, this amount is deducted from the Contract Value.
Example 8: Assume the owner withdraws $9,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.
•Your Benefit Amount is $80,000 before the partial Surrender.
•Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.
•There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.
•Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater than the annual Lifetime Benefit Payment.
Example 9: Assume the owner withdraws $12,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.
•Your Benefit Payment is $80,000 before the partial Surrender.
•Your Benefit Amount after the partial Surrender is $68,000.
APP D-7

•It is the lesser of Contract Value after the partial Surrender ($73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.
•Your Benefit Amount will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrenders. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.
•Your Lifetime Benefit Payment will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.
Example 10:  Assume the same facts as Example 1.  Also assume that you take a $5,000 partial Surrender in the first, second and third Contract Years and that the Contract Value on your third Anniversary is $80,000.  Assume that an additional Premium Payment of $6,000 is made on the third Anniversary.
•Your initial Benefit Amount was $100,000 prior to the partial Surrenders.
•After partial Surrenders of $5,000 in each of the first three policy years, your Benefit Amount is $85,000.
•The Benefit Amount after the additional Premium Payment is $91,000 = $85,000 + $6,000.
•Your Benefit Payment will be reset upon the additional Premium Payment to $4,550 = 5% * $91,000.  The Benefit Payment is now lower after the subsequent Premium Payment was made.
APP D-8

Lifetime Income Foundation
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $5,000, which is 5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $4,500, which is 4.5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Withdrawal Percentage is 5%, which is based on your age.
•Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percentage is 6% based on your age. Your Contract Value on the most recent Contract Anniversary is $105,000.
•Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percentage multiplied by $105,000, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.
•You take a partial Surrender of $6,000.
•Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.
•Your remaining Lifetime Benefit Payment for the Contract Year is $300.
•Your Contract Value after the withdrawal is $99,000.
•Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Withdrawal Percentage is 4.5%, which is based on your age.
•Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percentage is 5.5% based on your age. Your Contract Value on the most recent Contract Anniversary is $106,500.
•Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percentage multiplied by $106,500, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.
•You take a partial Surrender of $5,500.
•Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.
APP D-9

•Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.
•Your Contract Value after the withdrawal is $101,000.
•Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:
•Your initial Payment Base is $100,000.
•Your Threshold is $5,000.
•Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:
•Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.
•Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.
•Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.
•The annual charge for this rider is 0.30% of the Payment Base.
•$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.
•Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:
•Your initial Payment Base is $100,000.
•Your Threshold is $4,500.
•Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:
•Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.
•Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.
•Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.
•The annual charge for this rider is 0.30% of the Payment Base.
•$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.
•Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:
•At the beginning of Contract Year 2, your initial Payment Base is $99,000.
•Your Threshold amount is $4,950.
•Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:
•Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.
•Your Threshold amount is $5,950, which is 5% of the greater the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.
•Payment or your Payment Base immediately following the Premium Payment.
•Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

APP D-10

Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:
•At the beginning of Contract Year 2, your initial Payment Base is $99,000.
•Your Threshold amount is $4,455.
•Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:
•Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.
•Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.
•Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the Owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:
•Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage is 6% for the duration of your Contract.
•Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:
•Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage is 5.5% for the duration of your Contract.
•Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percentage was previously locked in at 6%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,700.
After the partial Surrender:
•Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.
•Your Lifetime Benefit Payment remaining for the Contract Year is $0.
APP D-11

•Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.
Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percentage was previously locked in at 5.5%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:
•Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.
•Your Lifetime Benefit Payment remaining for the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.
Lifetime Income Builder II
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $5,000, which is 5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $4,500, which is 4.5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Withdrawal Percentage is 5%, which is based on your age.
•Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percentage is 6% based on your age. Your Contract Value at the beginning of the year is $105,000.
•Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percentage multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.
•You take a partial Surrender of $6,000.
•Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.
APP D-12

•Your remaining Lifetime Benefit Payment for the Contract Year is $300.
•Your Contract Value after the withdrawal is $99,000.
•Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Withdrawal Percentage is 4.5%, which is based on your age.
•Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percentage is 5.5% based on your age. Your Contract Value at the beginning of the year is $106,500.
•Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percentage multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.
•You take a partial Surrender of $5,500.
•Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.
•Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.
•Your Contract Value after the withdrawal is $101,000.
•Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:
•Your initial Payment Base is $100,000.
•Your Threshold is $5,000.
•Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($95,000/$100,000) – 1 = –.05 subject to the minimum of 0%.
•Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.
•Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.
•Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.
•The annual charge for this rider is 0.75% of the Payment Base after the automatic increase calculation.
•$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.
•Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:
•Your initial Payment Base is $100,000.
•Your Threshold is $4,500.
•Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($95,000/$100,000) – 1 = -.05 subject to the minimum of 0%.
APP D-13

•Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.
•Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.
•Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.
•The annual charge for this rider is 0.75% of the Payment Base after the automatic increase calculation.
•$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.
•Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:
•At the beginning of Contract Year 2, your initial Payment Base is $99,000.
•Your Threshold amount is $4,950.
•Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:
•Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.
•Your Threshold amount is $5,950, which is 5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.
•Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:
•At the beginning of Contract Year 2, your initial Payment Base is $99,000.
•Your Threshold amount is $4,455.
•Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:
•Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.
•Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.
•Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:
•Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage is 6% for the duration of your Contract.
•Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.

APP D-14

Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:
•Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage is 5.5% for the duration of your Contract.
•Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percentage was previously locked in at 6%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,700.
After the partial Surrender:
•Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.
•Your Lifetime Benefit Payment remaining for the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.
Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percentage was previously locked in at 5.5%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:
•Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.
•Your Lifetime Benefit Payment remaining for the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.
Example 15: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $110,000.
Prior to the Contract Anniversary:
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $5,000, which is 5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
APP D-15

After the Contract Anniversary:
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($110,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($110,000/$100,000) – 1 = .10 subject to the maximum of 10%.
•Your Payment Base is $110,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.
•Your Threshold amount for the Contract Year is $5,500, which is your new Payment Base multiplied by 5%.
•Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 16: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $105,000.
Prior to the Contract Anniversary:
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $4,500, which is 4.5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($105,000/$100,000) – 1 = .05 subject to the maximum of 10%.
•Your Payment Base is $105,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.
•Your Threshold amount for the Contract Year is $4,725, which is your new Payment Base multiplied by 4.5%.
•Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 17: Spousal Contract Continuation
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000. The values for the rider are impacted as follows:
Payment Base = $150,000 (greater of Contract Value or Payment Base on date of continuation)
WP = existing Withdrawal Percentage if partial Surrender have been taken, or else it is set using the remaining Spouse’s attained age on the Contract Anniversary prior to the first partial Surrender (for this example we will say it is 6%).
Lifetime Benefit Payment = $9,000 (WP × greater of Payment Base or Contract Value on date of continuation)
Death Benefit = $150,000 (Contract Value on date of continuation)
Maximum Contract Value (LIB II Only) = $150,000 (Contract Value on date of continuation)
Example 18: Assume the same facts as Example 3 (Single Life). Also assume that partial surrenders of $5,000 were taken via Automatic Income Program and the Contract Value on your first anniversary is $130,000.
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($130,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($130,000/$100,000) - 1 = 30%, subject to a maximum of 10%.
•The Payment Base at anniversary is $100,000 * 110% = $110,000.
•The Lifetime Benefit Payment is $6,500, which is the product of your Withdrawal Percentage multiplied by $130,000, which is the greater of your Contract Value at anniversary ($130,000) and your Payment Base ($110,000).
•Your Automatic Income Program will not be updated to reflect the increased Lifetime Benefit Payment. It is your responsibility to request a change in your Automatic Income Program. This will not happen automatically.
Example 19: Assume the same facts as Example 18 (Single Life). Also assume that the was updated to reflect the Lifetime Benefit Payment of $6,500 and partial surrenders of $6,500 were taken via Automatic Income Program in the next contract year and that the Contract Value on your second anniversary is $105,000.
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($130,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
APP D-16

•($105,000/$130,000) - 1 = -19.2%, subject to a minimum of 0%.
•The Payment Base remains $110,000.
•The Lifetime Benefit Payment is $5,500 which is the product of your Withdrawal Percentage multiplied by $110,000, which is the greater of your Contract Value at anniversary ($105,000) and your Payment Base ($110,000).
•Your Automatic Income Program will not be updated to reflect the decreased Lifetime Benefit Payment. If the Lifetime Benefit Payment decreases in a contract year you must verify that the Automatic Income Program payments are at or below the Lifetime Benefit Program to avoid reduction of Payment Base and future Lifetime Benefit Payment due to excess withdrawals. The Automatic Income Program update will not happen automatically.
Example 20: Assume the same facts as Example 19 (Single Life). Also assume that the Automatic Income Program was not updated to reflect the change in Lifetime Benefit Payment of $6,500 to $5,500, partial surrenders of $6,500 were taken via Automatic Income Program in the next contract year and the Contract Value immediately prior to the withdrawal was $90,000.
•The partial surrender via Automatic Income Program ($6,500) was in excess of the Lifetime Benefit Payment ($5,500).
•The Payment Base will be reduced by the amount of the partial surrender exceeding the Lifetime Benefit Payment by applying a factor.
•The adjustment factor is 1 - ( A / (B - C)), where:
•A = the amount of the partial surrender exceeding the Lifetime Benefit Payment ($1,000 = $6,500 - $5,500).
•B = Contract Value immediately prior to the Partial Surrender ($90,000).
•C = The Lifetime Benefit Payment less any prior partial surrenders during the contract year. ($5,500).
•The adjustment factor is: 1 - ($1,000 / ($90,000 - $5,500)) = 0.9882.
•The Payment Base after the excess withdrawal is $108,702 = $110,000 * 0.9882.
•The Lifetime Benefit Payment for the remainder of the contract year is zero.
•The Lifetime Benefit Payment will be recalculated upon the next anniversary using the reduced Payment Base.

Lifetime Income Builder Selects and Lifetime Income Builder Portfolios
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.
APP D-17

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Withdrawal Percentage	5%	5%
	Based on your age	Based on your age
Lifetime Benefit Payment	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Example 4: Assume the same contract issue facts as Example 3 (Single Life), however your first partial Surrender is taken at age 70. Your Withdrawal Percentage is 6% based on your age. Your Contract Value at the beginning of the year is $105,000. Your Contract Value upon attaining age 70 is $105,500.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Lifetime Benefit Payment	$6,330	$6,300
	Withdrawal Percentage multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Withdrawal Percentage multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percentage	6%(1)	6%(1)
Lifetime Benefit Payment	$330	$300
	Remaining for Contract Year	Remaining for Contract Year
Contract Value after the withdrawal	$99,000	$99,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
APP D-18

Withdrawal Percentage	4.5%	4.5%
	Based on your age	Based on your age
Lifetime Benefit Payment	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
(1)The Withdrawal Percentage will remain for the duration of your Contract unless an automatic Payment Base increase occurs on a future anniversary and a new Withdrawal Percentage age band is applicable; if no automatic Payment Base increase occurs on a future anniversary where a new Withdrawal Percentage age band is applicable, your Withdrawal Percentage will remain as is.
Example 6: Assume the same contract issue facts as Example 5 (Joint/Spousal), however your first partial Surrender is taken at age 70. Your Withdrawal Percentage is 5.5% based on your age. Your Contract Value at the beginning of the Contract Year is $110,000. Your Contract Value upon attaining age 70 is $111,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Lifetime Benefit Payment	$6,105	$6,050
	Withdrawal Percentage multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Withdrawal Percentage multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Withdrawal Percentage	5.5% (1)	5.5%(1)
Lifetime Benefit Payment	$105	$50
	Remaining for Contract Year	Remaining for Contract Year
Contract Value after the withdrawal	$105,000	$105,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Prior Death Benefit reduced by withdrawal	Prior Death Benefit reduced by the withdrawal
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percentage	5%(1)	5%(1)
APP D-19

Threshold	$4,000	$4,000
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Your current Payment Base
Threshold	$4,950	$4,950
	5% of your Payment Base	5% of your Payment Base
Rider Charge	$1,485	$1,485
	Rider charge of 1.50% multiplied by your current Payment Base	Rider charge of 1.50% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 8: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $105,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percentage	5%(1)	5%(1)
Threshold	$4,000	$4,000
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
APP D-20

Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
	The ratio is the Contract Value ($105,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 6%, subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$5,250	$5,250
	5% of your Payment Base	5% of your Payment Base
Rider Charge	$1,575.00	$1,575.00
	Rider charge of 1.50% multiplied by your current Payment Base	Rider charge of 1.50% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 9: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000. Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$4,500	$4,500
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percentage	4.5%(1)	4.5%(1)
Threshold	$3,500	$3,500
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal

Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Your current Payment Base
Threshold	$4,455	$4,455
	4.5% of your Payment Base	4.5% of your Payment Base
APP D-21

Rider Charge	$1,485	$1,485
	Rider charge of 1.50% multiplied by your current Payment Base	Rider charge of 1.50% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 10: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $121,000.
Values prior to the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,950	$4,950
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Prior Payment Base increased by the Premium Payment	Prior Payment Base increased by the Premium Payment
Threshold	$6,050	$5,950
	Withdrawal Percentage multiplied by the greater of your current Payment Base or Contract Value	Withdrawal Percentage multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Prior Death Benefit increased by the Premium Payment	Prior Death Benefit increased by the Premium Payment
Example 11: Assume the same facts as Example 9 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $125,000.
Values prior to the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,455	$4,455
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Prior Payment Base increased by the Premium Payment	Prior Payment Base increased by the Premium Payment
Threshold	$5,625	$5,355
	Withdrawal Percentage multiplied by the greater of your current Payment Base or Contract Value	Withdrawal Percentage multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Prior Death Benefit increased by the Premium Payment	Prior Death Benefit increased by the Premium Payment
APP D-22

Example 12: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,000 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 6%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percentage	6%(1)	6%(1)
Lifetime Benefit Payment	$300	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,300	Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Example 13: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $2,750 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 5.5%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percentage	5.5%(1)	5.5%(1)
Lifetime Benefit Payment	$275	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,025	Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
APP D-23

Example 14: Assume the same facts as Example 12 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percentage	6%	6%
Lifetime Benefit Payment	$300	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,300	Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$49,323	$49,038
	Proportional reduction: 1-($700/($52,000-$300)	Proportional reduction: 1-($1000/$52,000)
Lifetime Benefit Payment	$0	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$46,068	$46,096
	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 15: Assume the same facts as Example 13 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
Withdrawal Percentage	5.5%	5.5%
Lifetime Benefit Payment	$275	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,025	Available Lifetime Benefit Payment was $2,750
APP D-24

Guaranteed Minimum Death Benefit	$47,250	$47,250
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$48,230	$47,959
	Proportional reduction: 1-($1,725/($49,000-$275)	Proportional reduction: 1-($2,000/$49,000)
Lifetime Benefit Payment	$0	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$45,312	$45,321
	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 16: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $115,000.
Values prior to the Contract Anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$115,000
	The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$5,500	$5,750
	5% of your Payment Base	5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	No change due to anniversary processing	No change due to anniversary processing
Example 17: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $115,000.
Values prior to the Contract Anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
APP D-25

Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Values after the Contract Anniversary:

Payment Base	$110,000	$115,000
	The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$4,950	$5,175
	4.5% of your Payment Base	4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	No change due to anniversary processing	No change due to anniversary processing
Example 18: Spousal Contract Continuation(Single Life)
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Continuation:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	Equal to the Contract Value on date of continuation	Equal to Contract Value on date of continuation
Withdrawal Percentage	6%	6%
	Withdrawal Percentage is set using the oldest Covered Life’s age on the effective date of continuation	Withdrawal Percentage is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$9,000	$9,000
	Withdrawal Percentage multiplied by the Payment Base on date of continuation	Withdrawal Percentage multiplied by the Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	Equal to Contract Value on date of continuation	Equal to Contract Value on date of continuation
Example 19: Spousal Contract Continuation (Joint/Spousal)
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
APP D-26

Values upon Spousal Contract Continuation:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	Greater of Contract Value or Payment Base on date of continuation	Greater of Contract Value or Payment Base on date of continuation
Withdrawal Percentage	5.5%	5.5%
	Withdrawal Percentage is set using the oldest Covered Life’s age on the effective date of continuation	Withdrawal Percentage is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$8,250	$8,250
	Withdrawal Percentage multiplied by the greater of the Contract Value or Payment Base on date of continuation	Withdrawal Percentage multiplied by Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	Equal to Contract Value on date of continuation	Equal to Contract Value on date of continuation
Example 20: Withdrawal Percentage Increase; Assume the same contract issue facts as Example 4 (Single Life). Your Withdrawal Percentage is 6%, which was based on your age (70) at the time of first withdrawal. Your Lifetime Benefit Payment prior to the contract anniversary is $6,300. You are now age 75 and your anniversary is being processed. Your Contract Value on anniversary is $117,000.
Values prior to the Anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percentage	6%	6%
Lifetime Benefit Payment	$6,300	$6,300
Guaranteed Minimum Death Benefit	$94,000	$94,000
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$115,500	$117,000
	The ratio is the Contract Value ($117,000) divided by your current Payment Base ($105,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 11%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Withdrawal Percentage	6.5%	6.5%
	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased
Lifetime Benefit Payment	$7,507.50	$7,605
Rider Charge	$1,732.50	$1,755
	Rider charge of 1.50% multiplied by your current Payment Base	Rider charge of 1.50% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$94,000	$94,000
	No change due to anniversary processing	No change due to anniversary processing
Example 21
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,000 (within rider limit)
APP D-27

New Contract Value = $1,000
•Minimum Amount Rule is reached as remaining Contract Value is reduced below one Lifetime Benefit Payment and the Partial Surrender was within the rider limit
•Contract Value is transferred to approved investment program
•We will no longer accept subsequent Premium Payments
•We will begin to automatically pay the annual Lifetime Benefit Payment via the Automatic Income Program. The Lifetime Benefit Payment will be paid out of our General Account
•The payout of the Lifetime Benefit Payment will no longer reduce the Contract Value, however, the Death Benefit will continue to be reduced
•We will waive the Annual Maintenance Fee and rider fee
•Benefit Increases will no longer be applied
NOTE: If the Contract Value is reduced below one Lifetime Benefit Payment on any Contract Anniversary due to performance the above scenario would occur.
Example 22
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,800 (exceeds rider limit)
New Contract Value = $200
•Minimum Account Rule is reached as remaining Contract Value is reduced below the Minimum Account Rule under the contract, $500 (varies by state) and the Partial Surrender exceeded the rider limit
•Contract is fully liquidated

Example 23: Automatic Payment Base Increase to Relevant Covered Life Attained age 90. Assume that you select a Single Life option. Your Withdrawal Percentage is 7.5%, which is based on your age (85) at the time of your first withdrawal. Your Lifetime Benefit Payment prior to contract anniversary is $7,500. You are now age 90 and your anniversary is being processed. Your Contract Value on your anniversary is $120,000.
Values prior to anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Withdrawal Percentage	7.5%	7.5%
Lifetime Benefit Payment	$7,500	$7,500
Guaranteed Minimum Death Benefit	$92,500	$92,500

Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$120,000
	The ratio is the Contract Value ($120,000) divided by current Payment Base ($100,00), less 1 results in 20%, capped at 10%	Greater of the Contract Value prior to the rider charge being taken, or Your Payment Base
Withdrawal Percentage	8%	8%
	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased
Lifetime Benefit Payment	$8,800	$9,600
APP D-28

Rider Charge	$1,650	$1,800.00
	Rider charge of 1.50% multiplied by your current Payment Base	Rider charge of 1.50% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$92,500	$92,500
	No change due to anniversary processing	No change due to anniversary processing
Example 24: Deferral Illustration. Assume that on your birthday in September 2008 you are 60. You purchase the Contract in November 2008 and select Lifetime Income Builder Portfolios with the Single Life option. Assume no growth in Contract Value.

Feature	No partial Surrenders in first 5 years of the rider	Partial Surrender in second year of the rider
Withdrawal Percentage at issue	5%	5%
Payment Base at issue	$100,000	$100,000
Lifetime Benefit Payment at issue	$5,000	$5,000
Withdrawal Percentage on birthday in September 2013 when Relevant Covered Life is age 65	Increased to 5.5%	Remains at 5%
Payment Base on birthday	$100,000	$100,000
	No change due to birthday	No change due to birthday
Lifetime Benefit Payment on birthday	Increased to $5,500	Remains at $5,000
Anniversary in November 2013 - Contract Value is less than current Payment Base, so there is no change to the Payment Base	$100,000	$100,000
Withdrawal Percentage	5.5%	5%
Lifetime Benefit Payment	$5,500	$5,000
APP D-29

MAV Plus
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1
Assume that:
•You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,
•You made a single Premium Payment of $100,000,
•In your fourth Contract Year, you made a withdrawal of $8,000,
•Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,
•On the day we receive proof of Death, your Contract Value was $117,403,
•Your Maximum Anniversary Value was $106,000,
•The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.
Adjustment for Partial Surrenders for Earnings Protection Benefit
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:
•We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 – $100,000 – $0 + $0 = $9,273].
Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.
Calculation of Contract gain
We would calculate the Contract gain as follows:
•Contract Value on the day we receive proof of Death [$117,403],
•Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],
•Add any adjustments for partial Surrenders [$0], So the Contract gain equals $17,403.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:
•We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),
•plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),
•minus any adjustments for partial Surrenders ($0),
Which equals $100,000. The cap is 200% of $100,000, which is $200,000.
MAV Plus Death Benefit Amount is $106,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)
Adjusted Total Premium Payment Amount is $92,000. (See Example 1 under MAV Plus/EPB Death Benefit for details of calculation.)
MAV Plus Death Benefit
In this situation the cap does not apply, so we take the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% (17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the Death Benefit.
Example 2
Assume that:
•You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,
•You made a single Premium Payment of $100,000,
•In your fourth Contract Year, you made a partial Surrender of $60,000,
•Your Contract Value in the fourth year immediately before your Surrender was $150,000,
•Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)),
•On the day we receive proof of Death, your Contract Value was $120,000,
APP D-30

•The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.
Adjustment for Partial Surrenders
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:
•We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 – $100,000 – $0 + $0 = $50,000].
Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.
Calculation of Contract gain
We would calculate the Contract gain as follows:
•Contract Value on the day we receive proof of Death [$120,000],
•Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],
•Add any adjustments for partial Surrenders [$10,000], So the Contract gain equals $30,000.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:
•We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),
•plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),
•minus any adjustments for partial Surrenders ($10,000),
Which equals $90,000. The cap is 200% of $90,000, which is $180,000.
Adjustment for Partial Surrenders for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 – $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Death Benefit with Earnings Protection Benefit
In this situation the cap does not apply, so we take 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and add that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.
Annuity Commencement Date Deferral Option
This example does not represent your actual Contract. It uses hypothetical amounts, not your actual Contract amounts.
This example is intended to help you compare the total and taxable amounts of annuity payments if you annuitize your contract on its Annuity Commencement Date to the total and taxable amounts of annuity payments if you elect the Deferral Option and either die at age 100 under circumstances which trigger payment of a Death Benefit or annuitize your contract on the Annuitant’s 100th birthday.
Because the amounts used below are assumptions and do not represent your actual Contract amounts, this example should not be considered to be a representation of the actual total or taxable amounts nor a representation of the tax consequences of receipt of those total or taxable amounts. The consequences of receipt of those total and taxable amounts depend on many factors outside the scope of this example.
This example assumes that on the Annuity Commencement Date:
The annuitant is age 90.
The Contract Value is $250,000.
The investment (tax basis) in the Contract is $175,000.
The Contract is non-Qualified.
The amounts shown in this example will vary depending on the annuitization option chosen and whether variable payouts, fixed payouts or a combination of variable and fixed payouts are elected. In addition, the exclusion ratio depends on factors including the investment into the Contract, the Contract Value and the length of time that annuity payments will continue. For Payout Options which include a Life Annuity, the exclusion ratio may also depend on the annuitant’s life expectancy at the time annuity payments begin.
APP D-31

As you consider this example, please note that to make a direct comparison between the total and taxable amounts received through annuitization at the Annuity Commencement Date (age 90) and received at the Deferred Annuity Commencement Date, you must calculate the results of investment of the amount received at age 90 for the ten-year period until age 100. Factors to consider in this calculation include:
•The assumed net rate of return for this period;
•The amount payable in taxes related to this amount; and
•Potential changes in laws including tax laws that may affect investment and taxes.
Total and taxable amounts if the Contract is annuitized on the Annuity Commencement Date:
To calculate the total and taxable amounts, this example assumes:
The election of the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option.
The annual payment is assumed to equal to $25,660. This amount is calculated based on the assumed contract value of $250,000 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $256,600 ($25,660 per year times 10 years) will be received.
Based on these assumptions:
The exclusion ratio is 0.682 ($175,000 divided by $256,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($25,660 times 0.682). This represents the portion of your annual payment that is excludable from federal income tax. The annual taxable amount is the remainder, $8,160 ($25,660 minus $17,500).
After 10 years, the total taxable amount is $81,600 ($8,160 per year times 10 years).
Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected and the Annuity Commencement Date is deferred to age 100 and the Contract has positive net returns through age 100:
This example assumes:
The Contract has a 4% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, the Contract Value at age 100 is $370,061 ($250,000 times (1+ .04) compounded each year for ten years).
If a Death Benefit is payable at age 100:
The beneficiary receives the $370,061 Contract Value as a Death Benefit in one lump sum.
$195,061 (the total amount minus the investment in the Contract, or $370,061 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
The annual payment is assumed to equal to $37,960. This amount is calculated based on the assumed contract value of $370,061 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $379,600 ($37,960 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.461 ($175,000 divided by $379,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($37,960 times 0.461). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder, $20,460 ($37,960 minus $17,500).
After 10 years, the total taxable amount is $204,600 ($20,460 per year times 10 years).
Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected, the Annuity Commencement Date is deferred to age 100 and the Contract has negative net returns through age 100:
This example assumes:
The Contract has a -2% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, the Contract Value at age 100 is $204,268 ($250,000 times (1 -.02) compounded each year for ten years).
If a Death Benefit is payable at age 100:
The beneficiary receives the $204,268 Contract Value as a Death Benefit in one lump sum.
APP D-32

$29,268 (the total amount minus the investment in the Contract, or $204,268 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
The annual payment is assumed to equal to $20,983. This amount is calculated based on the assumed contract value of $204,268 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $209,830 ($20,983 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.834 ($175,000 divided by $209,830). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($20,983 times 0.834). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder or $3,483 ($20,983 minus $17,500).
After 10 years, total taxable amount is $34,830 ($3,483 per year times 10 years).
APP D-33

The Statement of Additional Information ("SAI") contains additional information about the Contract, us and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. The SAI is not your personal Variable Annuity Quarterly Statement.
You may request a free copy of the SAI or submit inquiries by:
1)    mailing: Talcott Resolution, P. O. Box, 14293, Lexington, KY 40512-4293
2)    calling: 1-800-862-6668
3)    emailing: asccontactus@talcottresolution.com
4)    visiting:

Class of Contract	Website Address
The Director M Outlook	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=NRVA03797
Wells Fargo Director M Outlook	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=NRVA03846
You may also obtain reports and other information about the Separate Account on the SEC's website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Identifier:    The Director M Outlook: C000006004
Wells Fargo Director M Outlook: C000059367

Statement of Additional Information
Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account Three
The Director M Outlook
Wells Fargo Director M Outlook

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Talcott Resolution Life and Annuity Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293, call 1-800-862-6668, email us at asccontactus@talcottresolution.com, or visit:

Class of Contract	Website Address
The Director M Outlook	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=NRVA03797
Wells Fargo Director M Outlook	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=NRVA03846

Date of Prospectus: May 1, 2023
Date of Statement of Additional Information: May 1, 2023

General Information and History
Talcott Resolution Life and Annuity Insurance Company
We are a stock life insurance company. Talcott Resolution Life and Annuity Insurance Company (formerly Hartford Life and Annuity Insurance Company) is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. Talcott Resolution was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution is a subsidiary of Talcott Resolution Life Insurance Company. Our corporate offices are located at 1 Griffin Road North, Windsor, Connecticut 06095-1512. Effective on or about September 1, 2023, our corporate offices will be located at 1 American Row, Hartford, CT 06103. In May 2018 the business was sold by The Hartford Financial Services Group, Inc. to a consortium of investors and renamed Talcott Resolution. On June 30, 2021, pursuant to the Agreement and Plan of Merger dated as of January 18, 2021, by and among Talcott Financial Group, Ltd. (formerly, Sutton Holdings Investments, Ltd.) (“Buyer”), Sutton Holdings Merger Sub, L.P., Talcott Holdings, LP (formerly, Hopmeadow Holdings, LP) (“THLP”) and Talcott Financial Group GP, LLC (formerly, Hopmeadow Holdings GP, LLC), the owners of THLP sold all of the issued and outstanding equity interests in THLP, a parent of Talcott Resolution Life and Annuity Insurance Company, to Buyer, an affiliate of Sixth Street, a global investment firm. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Talcott Resolution Life and Annuity Insurance Company Separate Account Three
The Sub-Accounts are part of Talcott Resolution Life and Annuity Insurance Company Separate Account Three, a segregated asset account of Talcott Resolution. The Separate Account is registered as a unit investment trust under the 1940 Act and was established on June 22, 1994. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
Non-Principal Risks of Investing in the Contract
Mixed and Shared Funding Risk
Fund shares may be sold to our other Separate Accounts or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Money Market Fund Redemption Risk
The Invesco V.I. Government Money Market Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions or exchanges. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the 1940 Act. Further detail regarding these changes is set forth in the Fund's prospectus. We may postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions in compliance with rules of the SEC or an order of the SEC.
Services
Experts
The statutory-basis financial statements of Talcott Resolution Life and Annuity Insurance Company as of December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022 included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which expresses an adverse opinion on the statutory-basis financial statements on the basis of Accounting Principles Generally Accepted in the United States of America and an unmodified opinion in accordance with the accounting practices prescribed or permitted by the State of Connecticut Department of Insurance. The financial statements of each of the individual Sub-Accounts which comprise Talcott Resolution Life and Annuity Insurance Company Separate Account Three as of December 31, 2022, included in this Statement of Additional Information, have also been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Exela Technologies
Exela Technologies ("Exela"), which has its principal office at 2701 E. Grauwyler Road, Irving, TX 85061, provides certain mail room and indexing services to us in connection with our administration of our annuity products. Exela is not affiliated with us, the Separate Account(s) or any of our affiliates, including the Contract's principal underwriter, Talcott Resolution Distribution Company, Inc. We pay Exela for its services on a monthly basis for the work performed based on volume and and its complexity. For 2022, the dollar amount of fees paid to Exela were $321,357.61.
2

Cognizant Worldwide Limited
Cognizant Worldwide Limited (“Cognizant”) which has its principal office at 1 Kingdom Street, Paddington Central, London, United Kingdom W2 6BD, previously provided business processing outsourcing services and mail room services to us in connection with our administration of our annuity products through 2021. Cognizant is not affiliated with us, the Separate Account or any of our affiliates, including the Contract's principal underwriter, Talcott Distribution Services Company, Inc. We formerly paid Cognizant for its services on a monthly basis for the hours worked and also for per usage fees for other charges. For 2021-2022, the dollar amount of fees paid to Cognizant were: 2021: $505,535 and 2020: $1,462,378.
Underwriters
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company, Inc. (“TDC”). TDC serves as Principal Underwriter for the securities issued with respect to the Separate Account. TDC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the Financial Industry Regulatory Authority, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by A. Michael Muscolino and Alan Waxman. The principal business address of TDC is 1 Griffin Road North, Windsor, CT 06095-1512. Effective on or about September 1, 2023, principal business address will be located at 1 American Row, Hartford, CT 06103.
Talcott Resolution currently pays TDC underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as Principal Underwriter has been: 2022: $3,199,709; 2021: $6,944,052; and 2020: $3,768,019.
Other Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Financial Statements
The financial statements of the Company and the Separate Account for the year ended December 31, 2022 follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.
3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life and Annuity Insurance Company Separate Account Three and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Talcott Resolution Life and Annuity Insurance Company Separate Account Three (the “Account”), as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

AB VPS Balanced Hedged Allocation Portfolio	Lord Abbett Series Fund - Fundamental Equity Portfolio
(Formerly AB VPS Balanced Wealth Strategy Portfolio)	Lord Abbett Series Fund –Dividend Growth Portfolio
AB VPS International Value Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio
AB VPS Small/Mid Cap Value Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio
AB VPS Sustainable International Thematic Portfolio	MFS® Growth Series
(Formerly AB VPS International Growth Portfolio)	MFS® Investors Trust Series
Invesco V.I. Government Securities Fund	MFS® Total Return Series
Invesco V.I. High Yield Fund	MFS® Value Series
Invesco V.I. EQV International Equity Fund	Invesco V.I. Equity and Income Fund
(Formerly Invesco V.I. International Growth Fund)	Morgan Stanley VIF Core Plus Fixed Income Portfolio
Invesco V.I. Diversified Dividend Fund	Morgan Stanley VIF Emerging Markets Debt Portfolio
Invesco V.I. Government Money Market Fund	Morgan Stanley VIF Emerging Markets Equity Portfolio
American Funds Insurance Series® The Bond Fund of America	Morgan Stanley VIF Growth Portfolio
American Funds Insurance Series® Global Growth Fund	Morgan Stanley VIF Discovery Portfolio
American Funds Insurance Series® Growth Fund	Invesco V.I. American Value Fund
American Funds Insurance Series® Growth-Income Fund	Invesco V.I. Equally-Weighted S&P 500 Fund
American Funds Insurance Series® International Fund	Morgan Stanley VIF Global Franchise Portfolio
American Funds Insurance Series® Global Small Capitalization Fund	Invesco V.I. Discovery Mid Cap Growth Fund
Allspring VT Omega Growth Fund	Invesco V.I. Capital Appreciation Fund
Fidelity® VIP Equity-Income Portfolio	Invesco V.I. Global Fund
Fidelity® VIP Growth Portfolio	Invesco V.I. Main Street Fund®
Fidelity® VIP Contrafund® Portfolio	Invesco V.I. Main Street Small Cap Fund®
Fidelity® VIP Mid Cap Portfolio	Putnam VT Diversified Income Fund
Fidelity® VIP Value Strategies Portfolio	Putnam VT Global Asset Allocation Fund
Fidelity® VIP Dynamic Capital Appreciation Portfolio	Putnam VT Growth Opportunities Fund
Franklin Income VIP Fund	Putnam VT International Value Fund
Franklin Small-Mid Cap Growth VIP Fund	Putnam VT International Equity Fund
Franklin Small Cap Value VIP Fund	Putnam VT Multi-Cap Core Fund
Franklin Strategic Income VIP Fund	Putnam VT Sustainable Leaders Fund
Franklin Mutual Shares VIP Fund	Putnam VT Small Cap Value Fund
Templeton Developing Markets VIP Fund	Putnam VT George Putnam Balanced Fund
Templeton Growth VIP Fund	Putnam VT Large Cap Value Fund
Franklin Mutual Global Discovery VIP Fund	Invesco V.I. Growth and Income Fund
Templeton Global Bond VIP Fund	Invesco V.I. Comstock Fund
Hartford Balanced HLS Fund	Invesco V.I. American Franchise Fund
Hartford Total Return Bond HLS Fund	Allspring VT Index Asset Allocation Fund
Hartford Capital Appreciation HLS Fund	Allspring VT International Equity Fund
Hartford Dividend and Growth HLS Fund	Allspring VT Small Cap Growth Fund
Hartford Disciplined Equity HLS Fund	Allspring VT Discovery Fund
Hartford International Opportunities HLS Fund	Allspring VT Opportunity Fund
Hartford Ultrashort Bond HLS Fund	Morgan Stanley VIF Global Infrastructure Portfolio
Hartford Small Company HLS Fund	MFS® Core Equity Portfolio
Hartford SmallCap Growth HLS Fund	MFS® Massachusetts Investors Growth Stock Portfolio
Hartford Stock HLS Fund

We have also audited the accompanying statements of assets and liabilities of AB VPS Growth and Income Portfolio, Hartford MidCap HLS Fund, and BlackRock S&P 500 Index V.I. Fund, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
AB VPS Growth and Income Portfolio	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Three years in the period ended December 31, 2022 and the period from April 30, 2019 to December 31, 2019
Hartford MidCap HLS Fund	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Two years in the period ended December 31, 2022 and the period from September 18, 2020 to December 31, 2020
BlackRock S&P 500 Index V.I. Fund	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Four years in the period ended December 31, 2022 and the period from April 20, 2018 to December 31, 2018

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Talcott Resolution Life and Annuity Insurance Company Separate Account Three as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Hartford, Connecticut

April 17, 2023

We have served as the auditor of the Sub-Accounts that comprise Talcott Resolution Life and Annuity Insurance Company Separate Account Three since 2002.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2022

	AB VPS Balanced Hedged Allocation Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	11,643,423	30,889,305	9,412,773	2,063,403	—	—	—	—	—	17,717,265
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	164,862	3,746,406	—	26,506,433	43,620,925	—
class S2	—	—	—	—	4,043,558	—	387,273	6,284,189	13,578,337	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	11,643,423	30,889,305	9,412,773	2,063,403	4,208,420	3,746,406	387,273	32,790,622	57,199,262	17,717,265
Due from Sponsor Company	—	—	—	—	—	—	—	—	393,823	—
Receivable for fund shares sold	1,759	11,857	30,004	535	1,721	607	56	22,255	—	4,037
Other assets	—	—	—	—	—	—	—	—	56	—
Total assets	11,645,182	30,901,162	9,442,777	2,063,938	4,210,141	3,747,013	387,329	32,812,877	57,593,141	17,721,302

Liabilities:
Due to Sponsor Company	1,759	11,857	30,004	535	1,721	607	56	22,255	—	4,037
Payable for fund shares purchased	—	—	—	—	—	—	—	—	393,823	—
Other liabilities	2	1	1	—	1	2	—	1	—	1
Total liabilities	1,761	11,858	30,005	535	1,722	609	56	22,256	393,823	4,038

Net assets:
For contract liabilities	$11,643,421	$30,889,304	$9,412,772	$2,063,403	$4,208,419	$3,746,404	$387,273	$32,790,621	$57,199,318	$17,717,264

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	11,643,421	30,889,304	9,412,772	2,063,403	—	—	—	—	—	17,717,264
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	164,862	3,746,404	—	26,506,432	43,620,967	—
class S2	—	—	—	—	4,043,557	—	387,273	6,284,189	13,578,351	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$11,643,421	$30,889,304	$9,412,772	$2,063,403	$4,208,419	$3,746,404	$387,273	$32,790,621	$57,199,318	$17,717,264

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	1,428,641	2,394,520	574,300	128,802	—	—	—	—	—	624,727
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	16,355	832,535	—	1,060,681	43,620,925	—
class S2	—	—	—	—	405,166	—	13,627	253,907	13,578,337	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	1,428,641	2,394,520	574,300	128,802	421,521	832,535	13,627	1,314,588	57,199,262	624,727

Cost	$15,489,955	$36,448,639	$10,210,632	$2,634,867	$4,824,622	$4,394,238	$409,619	$26,953,343	$57,199,262	$18,357,366

Deferred contracts in the accumulation period:
Units owned by participants #	660,986	3,241,959	323,015	212,508	474,185	293,678	28,557	1,301,493	6,135,142	1,325,667
Minimum unit fair value #*	$14.816305	$5.454050	$23.928239	$8.210278	$7.957505	$9.240400	$13.062716	$20.578662	$8.224474	$12.644319
Maximum unit fair value #*	$21.691776	$14.222061	$41.204743	$16.970096	$9.330718	$13.187700	$13.657031	$25.447325	$9.868202	$13.600517
Contract liability	$11,543,406	$30,567,892	$9,326,859	$2,052,626	$4,107,389	$3,621,532	$387,273	$32,102,772	$56,790,425	$17,424,785

Contracts in payout (annuitization) period:
Units owned by participants #	5,406	33,814	2,914	1,066	10,991	9,686	—	27,395	42,806	21,998
Minimum unit fair value #*	$17.088795	$6.412103	$27.845071	$9.277934	$9.006455	$12.432696	$—	$23.291086	$9.095769	$13.138892
Maximum unit fair value #*	$20.064446	$10.778252	$30.171800	$10.564730	$9.330718	$13.033142	$—	$25.447325	$9.868202	$13.393402
Contract liability	$100,015	$321,412	$85,913	$10,777	$101,030	$124,872	$—	$687,849	$408,893	$292,479

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® Global Small Capitalization Fund	Allspring VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	17,004,251	112,444,420	82,944,143	17,882,583	6,578,594	514,887	—	—	—
class 4	2,092,867	208,279	2,070,763	1,542,495	1,329,784	475,304	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	25,695,480	18,537,816	117,636,442
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	2,092,867	17,212,530	114,515,183	84,486,638	19,212,367	7,053,898	514,887	25,695,480	18,537,816	117,636,442
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	124	6,863	22,254	26,662	2,930	508	88	7,841	4,180	61,380
Other assets	—	2	—	—	—	3	—	—	—	2
Total assets	2,092,991	17,219,395	114,537,437	84,513,300	19,215,297	7,054,409	514,975	25,703,321	18,541,996	117,697,824

Liabilities:
Due to Sponsor Company	124	6,863	22,254	26,662	2,930	508	88	7,841	4,180	61,380
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	1	2	—	—	—	3	1	—
Total liabilities	124	6,863	22,255	26,664	2,930	508	88	7,844	4,181	61,380

Net assets:
For contract liabilities	$2,092,867	$17,212,532	$114,515,182	$84,486,636	$19,212,367	$7,053,901	$514,887	$25,695,477	$18,537,815	$117,636,444

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	17,004,253	112,444,419	82,944,141	17,882,583	6,578,597	514,887	—	—	—
class 4	2,092,867	208,279	2,070,763	1,542,495	1,329,784	475,304	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	25,695,477	18,537,815	117,636,444
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$2,092,867	$17,212,532	$114,515,182	$84,486,636	$19,212,367	$7,053,901	$514,887	$25,695,477	$18,537,815	$117,636,444

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	570,804	1,491,305	1,676,995	1,174,169	429,974	25,913	—	—	—
class 4	226,746	7,058	28,120	31,660	88,711	31,106	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	1,131,461	267,617	3,219,388
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	226,746	577,862	1,519,425	1,708,655	1,262,880	461,080	25,913	1,131,461	267,617	3,219,388

Cost	$2,481,099	$15,532,089	$113,052,870	$76,208,151	$22,158,891	$8,838,034	$676,280	$25,600,201	$19,361,270	$111,883,777

Deferred contracts in the accumulation period:
Units owned by participants #	215,185	591,008	3,308,444	2,560,725	1,313,213	295,950	14,952	991,924	444,807	3,416,175
Minimum unit fair value #*	$9.607514	$4.472031	$4.781437	$3.561587	$2.302537	$3.456922	$29.364709	$21.348323	$35.114577	$25.598360
Maximum unit fair value #*	$9.765234	$41.943495	$48.771050	$36.778186	$20.860038	$35.019591	$35.394087	$37.615456	$57.488180	$42.642585
Contract liability	$2,092,867	$17,032,763	$112,845,992	$83,209,930	$18,965,193	$6,984,018	$505,126	$25,434,465	$18,474,163	$116,807,807

Contracts in payout (annuitization) period:
Units owned by participants #	—	4,880	42,969	35,383	16,710	2,281	276	10,201	1,513	24,203
Minimum unit fair value #*	$—	$29.142818	$17.033506	$33.630220	$9.528196	$24.905377	$35.394087	$24.623567	$40.501070	$26.808764
Maximum unit fair value #*	$—	$41.943495	$48.771050	$36.778186	$20.860038	$35.019591	$35.394087	$28.912311	$43.886216	$38.687306
Contract liability	$—	$179,769	$1,669,190	$1,276,706	$247,174	$69,883	$9,761	$261,012	$63,652	$828,637

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$15,704,950	$—	$3,235,082	$—
class 2	—	—	—	—	11,704,426	—	—	21,230,442	—	4,151,116
class 4	—	—	—	1,042,038	—	403,242	—	877,579	—	209,673
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	30,811,774	5,888,267	3,799,594	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	30,811,774	5,888,267	3,799,594	1,042,038	11,704,426	403,242	15,704,950	22,108,021	3,235,082	4,360,789
Due from Sponsor Company	—	16,415	—	—	—	—	—	—	—	—
Receivable for fund shares sold	7,435	—	1,215	118	4,376	75	3,311	5,153	833	899
Other assets	—	—	1	—	—	—	2	1	—	1
Total assets	30,819,209	5,904,682	3,800,810	1,042,156	11,708,802	403,317	15,708,263	22,113,175	3,235,915	4,361,689

Liabilities:
Due to Sponsor Company	7,435	—	1,215	118	4,376	75	3,311	5,153	833	899
Payable for fund shares purchased	—	16,415	—	—	—	—	—	—	—	—
Other liabilities	3	2	—	—	—	1	—	—	1	—
Total liabilities	7,438	16,417	1,215	118	4,376	76	3,311	5,153	834	899

Net assets:
For contract liabilities	$30,811,771	$5,888,265	$3,799,595	$1,042,038	$11,704,426	$403,241	$15,704,952	$22,108,022	$3,235,081	$4,360,790

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$15,704,952	$—	$3,235,081	$—
class 2	—	—	—	—	11,704,426	—	—	21,230,443	—	4,151,116
class 4	—	—	—	1,042,038	—	403,241	—	877,579	—	209,674
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	30,811,771	5,888,265	3,799,595	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$30,811,771	$5,888,265	$3,799,595	$1,042,038	$11,704,426	$403,241	$15,704,952	$22,108,022	$3,235,081	$4,360,790

Shares:
class 1	—	—	—	—	—	—	1,727,717	—	429,626	—
class 2	—	—	—	—	1,113,647	—	—	1,400,424	—	405,382
class 4	—	—	—	68,736	—	30,853	—	57,209	—	20,142
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	987,557	404,970	289,824	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	987,557	404,970	289,824	68,736	1,113,647	30,853	1,727,717	1,457,633	429,626	425,524

Cost	$32,641,168	$5,898,743	$3,837,050	$989,469	$17,994,270	$450,427	$19,286,851	$24,263,358	$3,780,336	$4,888,262

Deferred contracts in the accumulation period:
Units owned by participants #	964,093	203,284	132,905	55,271	538,330	14,933	872,761	930,496	161,888	275,358
Minimum unit fair value #*	$23.344027	$24.226233	$23.429785	$17.967441	$3.064066	$25.963306	$2.082403	$2.403164	$2.952835	$1.703794
Maximum unit fair value #*	$39.390381	$46.728833	$46.621034	$18.785252	$34.972471	$27.145328	$22.377629	$27.684608	$23.185937	$17.773402
Contract liability	$30,516,160	$5,836,639	$3,701,657	$1,020,458	$11,630,275	$403,241	$15,413,939	$21,722,304	$3,226,474	$4,262,834

Contracts in payout (annuitization) period:
Units owned by participants #	9,352	1,806	3,458	1,149	2,953	—	13,670	14,476	389	5,982
Minimum unit fair value #*	$30.560413	$27.943394	$26.476720	$18.785252	$19.375731	$—	$20.473668	$17.543583	$20.412274	$12.871631
Maximum unit fair value #*	$35.883166	$30.279567	$28.361657	$18.785252	$34.463045	$—	$22.377629	$27.684608	$23.185937	$17.773402
Contract liability	$295,611	$51,626	$97,938	$21,580	$74,151	$—	$291,013	$385,718	$8,607	$97,956

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Franklin Mutual Global Discovery VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	88,502	409,229	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	24,080,370	250,847,353	39,989,581	175,024,485	149,691,370	52,618,778	7,536,680	61,308,292
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	88,502	409,229	24,080,370	250,847,353	39,989,581	175,024,485	149,691,370	52,618,778	7,536,680	61,308,292
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	5	46	6,182	205,866	90,512	84,290	21,471	63,365	437	17,680
Other assets	1	1	2	—	—	—	—	—	1	—
Total assets	88,508	409,276	24,086,554	251,053,219	40,080,093	175,108,775	149,712,841	52,682,143	7,537,118	61,325,972

Liabilities:
Due to Sponsor Company	5	46	6,182	205,866	90,512	84,290	21,471	63,365	437	17,680
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	30	—	2	4	3	—	7
Total liabilities	5	46	6,182	205,896	90,512	84,292	21,475	63,368	437	17,687

Net assets:
For contract liabilities	$88,503	$409,230	$24,080,372	$250,847,323	$39,989,581	$175,024,483	$149,691,366	$52,618,775	$7,536,681	$61,308,285

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	88,503	409,230	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	24,080,372	250,847,323	39,989,581	175,024,483	149,691,366	52,618,775	7,536,681	61,308,285
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$88,503	$409,230	$24,080,372	$250,847,323	$39,989,581	$175,024,483	$149,691,366	$52,618,775	$7,536,681	$61,308,285

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	5,173	32,046	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	916,649	27,060,124	1,015,995	7,941,220	9,486,145	3,837,985	293,484	6,155,451
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	5,173	32,046	916,649	27,060,124	1,015,995	7,941,220	9,486,145	3,837,985	293,484	6,155,451

Cost	$93,208	$518,649	$25,266,835	$305,943,334	$44,928,691	$176,053,466	$146,817,293	$55,025,046	$10,034,606	$61,989,533

Deferred contracts in the accumulation period:
Units owned by participants #	4,726	33,075	6,963,707	89,794,009	1,353,196	28,318,094	30,078,292	19,503,449	772,367	49,475,485
Minimum unit fair value #*	$17.915080	$11.672122	$2.108389	$1.586324	$24.360747	$3.832073	$3.127270	$1.794474	$9.410569	$0.793143
Maximum unit fair value #*	$18.730573	$12.203414	$30.788691	$15.832551	$42.390084	$43.052572	$49.468631	$22.601357	$9.847167	$9.632012
Contract liability	$88,503	$396,189	$23,901,203	$248,912,830	$39,649,398	$173,103,339	$148,017,273	$52,243,018	$7,445,187	$60,654,730

Contracts in payout (annuitization) period:
Units owned by participants #	—	1,069	43,763	716,743	11,036	273,297	408,734	131,971	9,369	477,946
Minimum unit fair value #*	$—	$12.203414	$2.650774	$1.762828	$25.469728	$4.458630	$3.876792	$2.069325	$9.649404	$1.018089
Maximum unit fair value #*	$—	$12.203414	$10.583979	$13.620618	$33.348664	$29.479914	$4.286724	$3.731829	$9.847167	$1.745491
Contract liability	$—	$13,041	$179,169	$1,934,493	$340,183	$1,921,144	$1,674,093	$375,757	$91,494	$653,555

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Investors Trust Series	MFS® Total Return Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	16,761,275	11,105,750	11,762,998	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	3,931,581	4,229,998	34,228,065
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	366,189
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	16,735,884	8,740,660	23,591,192	49,591,893	—	—	—
Total investments	16,761,275	11,105,750	11,762,998	16,735,884	8,740,660	23,591,192	49,591,893	3,931,581	4,229,998	34,594,254
Due from Sponsor Company	—	—	122,249	—	—	—	15,502	—	—	—
Receivable for fund shares sold	44,200	1,858	—	4,349	2,536	4,366	—	1,062	572	14,921
Other assets	—	—	—	2	—	—	—	—	—	2
Total assets	16,805,475	11,107,608	11,885,247	16,740,235	8,743,196	23,595,558	49,607,395	3,932,643	4,230,570	34,609,177

Liabilities:
Due to Sponsor Company	44,200	1,858	—	4,349	2,536	4,366	—	1,062	572	14,921
Payable for fund shares purchased	—	—	122,249	—	—	—	15,502	—	—	—
Other liabilities	1	2	1	—	—	—	—	3	1	—
Total liabilities	44,201	1,860	122,250	4,349	2,536	4,366	15,502	1,065	573	14,921

Net assets:
For contract liabilities	$16,761,274	$11,105,748	$11,762,997	$16,735,886	$8,740,660	$23,591,192	$49,591,893	$3,931,578	$4,229,997	$34,594,256

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	16,761,274	11,105,748	11,762,997	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	3,931,578	4,229,997	34,228,066
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	366,190
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	16,735,886	8,740,660	23,591,192	49,591,893	—	—	—
Total contract liabilities	$16,761,274	$11,105,748	$11,762,997	$16,735,886	$8,740,660	$23,591,192	$49,591,893	$3,931,578	$4,229,997	$34,594,256

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	1,236,082	511,550	123,018	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	81,874	131,081	1,521,924
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	16,683
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	1,103,950	588,201	2,312,862	1,511,948	—	—	—
Total shares	1,236,082	511,550	123,018	1,103,950	588,201	2,312,862	1,511,948	81,874	131,081	1,538,607

Cost	$24,132,478	$14,027,167	$9,403,586	$18,433,043	$9,165,300	$27,768,116	$48,371,679	$4,164,062	$3,589,895	$34,252,274

Deferred contracts in the accumulation period:
Units owned by participants #	3,246,898	2,499,830	2,586,861	609,149	258,538	1,224,414	2,107,578	165,767	160,133	1,392,691
Minimum unit fair value #*	$3.722916	$3.059444	$2.761692	$22.407931	$27.161341	$15.808572	$19.453200	$4.448239	$3.554964	$2.540855
Maximum unit fair value #*	$39.835591	$46.499014	$47.322256	$31.108052	$39.002512	$21.609307	$31.415093	$44.766287	$34.684011	$27.952369
Contract liability	$16,656,763	$11,012,932	$11,706,977	$16,535,434	$8,622,026	$23,299,326	$49,293,830	$3,883,032	$4,199,513	$33,919,164

Contracts in payout (annuitization) period:
Units owned by participants #	19,087	23,836	8,361	7,521	3,517	15,186	12,620	2,251	1,081	24,527
Minimum unit fair value #*	$4.175538	$3.592757	$3.357485	$25.615004	$31.048585	$18.233038	$20.044080	$21.566397	$25.869419	$25.573858
Maximum unit fair value #*	$6.204266	$4.258789	$19.095280	$30.074871	$36.454063	$21.407522	$26.109662	$21.566397	$28.275835	$27.952369
Contract liability	$104,511	$92,816	$56,020	$200,452	$118,634	$291,866	$298,063	$48,546	$30,484	$675,092

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	MFS® Value Series	BlackRock S&P 500 Index V.I. Fund	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	Invesco V.I. Equally-Weighted S&P 500 Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	15,610,909	—	18,372,357	1,483,059	2,215,004	37,138,600	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	3,675,206	—	7,004,944	12,536,630	5,120,511	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	8,122,039	—	—	—	—	—	13,833,633	18,148,125
class S2	—	—	6,137,222	—	—	—	—	—	5,261,160	20,878,038
class SRV	834,433	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	834,433	15,610,909	14,259,261	22,047,563	1,483,059	9,219,948	49,675,230	5,120,511	19,094,793	39,026,163
Due from Sponsor Company	—	—	—	—	—	—	—	10,733	51,585	—
Receivable for fund shares sold	49	4,570	4,315	8,043	404	6,867	23,885	—	—	31,272
Other assets	—	3	1	3	2	—	—	—	—	—
Total assets	834,482	15,615,482	14,263,577	22,055,609	1,483,465	9,226,815	49,699,115	5,131,244	19,146,378	39,057,435

Liabilities:
Due to Sponsor Company	49	4,570	4,315	8,043	404	6,867	23,885	—	—	31,272
Payable for fund shares purchased	—	—	—	—	—	—	—	10,733	51,585	—
Other liabilities	—	—	—	—	—	—	1	1	—	—
Total liabilities	49	4,570	4,315	8,043	404	6,867	23,886	10,734	51,585	31,272

Net assets:
For contract liabilities	$834,433	$15,610,912	$14,259,262	$22,047,566	$1,483,061	$9,219,948	$49,675,229	$5,120,510	$19,094,793	$39,026,163

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	15,610,912	—	18,372,359	1,483,061	2,215,004	37,138,600	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	3,675,207	—	7,004,944	12,536,629	5,120,510	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	8,122,038	—	—	—	—	—	13,833,633	18,148,124
class S2	—	—	6,137,224	—	—	—	—	—	5,261,160	20,878,039
class SRV	834,433	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$834,433	$15,610,912	$14,259,262	$22,047,566	$1,483,061	$9,219,948	$49,675,229	$5,120,510	$19,094,793	$39,026,163

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	632,533	—	2,174,244	275,661	185,822	4,135,702	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	427,847	—	590,139	1,835,524	1,822,246	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	503,224	—	—	—	—	—	881,123	712,529
class S2	—	—	382,859	—	—	—	—	—	339,868	850,776
class SRV	39,678	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	39,678	632,533	886,083	2,602,091	275,661	775,961	5,971,226	1,822,246	1,220,991	1,563,305

Cost	$651,413	$16,154,701	$14,246,581	$27,693,532	$2,075,957	$11,503,641	$123,472,832	$16,785,991	$19,318,474	$28,858,621

Deferred contracts in the accumulation period:
Units owned by participants #	30,381	1,137,697	591,379	1,638,152	72,687	548,611	2,056,903	170,360	520,301	820,684
Minimum unit fair value #*	$26.499655	$12.906224	$18.619530	$1.519499	$2.267115	$2.687224	$20.370945	$24.654654	$3.572377	$4.730371
Maximum unit fair value #*	$27.705352	$14.203887	$31.262583	$17.627420	$28.177972	$23.469873	$24.173091	$37.283714	$45.883570	$113.689094
Contract liability	$834,433	$15,497,555	$13,813,754	$21,482,021	$1,473,820	$9,130,012	$48,270,789	$5,089,485	$18,896,711	$38,079,337

Contracts in payout (annuitization) period:
Units owned by participants #	—	8,239	19,559	36,467	379	5,107	58,817	1,012	5,579	27,170
Minimum unit fair value #*	$—	$13.622948	$20.703682	$1.519499	$23.044283	$16.005092	$22.510600	$28.435999	$28.986671	$4.730371
Maximum unit fair value #*	$—	$13.927475	$31.262583	$17.627420	$27.212715	$23.469873	$24.173091	$30.812355	$44.311847	$113.689094
Contract liability	$—	$113,357	$445,508	$565,545	$9,241	$89,936	$1,404,440	$31,025	$198,082	$946,826

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Morgan Stanley VIF Global Franchise Portfolio	Invesco V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®	Invesco V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	11,138,196	2,714,290	3,780,765	6,845,663
class II	5,408,089	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	4,241,721	15,673,785	56,472,032	4,074,004	25,536,592	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	5,408,089	4,241,721	15,673,785	56,472,032	4,074,004	25,536,592	11,138,196	2,714,290	3,780,765	6,845,663
Due from Sponsor Company	—	—	538	—	—	—	—	—	937	—
Receivable for fund shares sold	2,004	2,807	—	11,204	872	5,361	2,944	753	—	1,159
Other assets	7	1	1	—	1	2	1	—	—	—
Total assets	5,410,100	4,244,529	15,674,324	56,483,236	4,074,877	25,541,955	11,141,141	2,715,043	3,781,702	6,846,822

Liabilities:
Due to Sponsor Company	2,004	2,807	—	11,204	872	5,361	2,944	753	—	1,159
Payable for fund shares purchased	—	—	538	—	—	—	—	—	937	—
Other liabilities	—	—	—	—	—	—	—	—	—	—
Total liabilities	2,004	2,807	538	11,204	872	5,361	2,944	753	937	1,159

Net assets:
For contract liabilities	$5,408,096	$4,241,722	$15,673,786	$56,472,032	$4,074,005	$25,536,594	$11,138,197	$2,714,290	$3,780,765	$6,845,663

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	11,138,197	2,714,290	3,780,765	6,845,663
class II	5,408,096	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	4,241,722	15,673,786	56,472,032	4,074,005	25,536,594	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$5,408,096	$4,241,722	$15,673,786	$56,472,032	$4,074,005	$25,536,594	$11,138,197	$2,714,290	$3,780,765	$6,845,663

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	2,359,787	175,796	399,236	680,483
class II	539,729	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	88,628	474,101	1,863,763	258,831	1,131,941	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	539,729	88,628	474,101	1,863,763	258,831	1,131,941	2,359,787	175,796	399,236	680,483

Cost	$6,799,260	$6,081,221	$21,936,863	$67,963,136	$5,651,771	$24,831,927	$14,815,607	$2,936,087	$4,404,001	$6,492,702

Deferred contracts in the accumulation period:
Units owned by participants #	120,256	153,682	571,129	2,251,887	148,907	785,151	571,732	80,284	181,807	735,845
Minimum unit fair value #*	$33.142580	$10.958706	$22.838015	$15.784924	$22.892218	$26.728786	$12.981469	$17.347198	$19.565790	$7.829826
Maximum unit fair value #*	$52.176776	$49.352676	$41.040437	$32.025860	$34.977118	$46.419488	$26.087902	$76.064988	$21.809652	$16.529935
Contract liability	$5,365,164	$4,234,079	$15,509,129	$56,138,092	$4,070,552	$25,252,024	$11,102,300	$2,692,341	$3,772,954	$6,809,370

Contracts in payout (annuitization) period:
Units owned by participants #	848	278	6,079	13,414	117	8,927	1,517	303	378	4,027
Minimum unit fair value #*	$49.188140	$27.357387	$26.340765	$23.802167	$29.448872	$30.554064	$22.045315	$64.277392	$20.623349	$8.780876
Maximum unit fair value #*	$52.176776	$29.643356	$28.542175	$27.946836	$29.448872	$35.873738	$26.087902	$76.064988	$21.243129	$10.075850
Contract liability	$42,932	$7,643	$164,657	$333,940	$3,453	$284,570	$35,897	$21,949	$7,811	$36,293

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Putnam VT International Equity Fund	Putnam VT Multi-Cap Core Fund	Putnam VT Sustainable Leaders Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Large Cap Value Fund	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	189,661
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	19,725,015	10,344,771	9,586,532	13,881,092	3,337,389	13,265,228	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	5,548,614	—	—	—
class S2	—	—	—	—	—	—	31,178,489	40,765,514	844,668	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	19,725,015	10,344,771	9,586,532	13,881,092	3,337,389	13,265,228	36,727,103	40,765,514	844,668	189,661
Due from Sponsor Company	—	—	—	—	—	89,377	—	13,897	—	—
Receivable for fund shares sold	6,061	3,508	185	303,594	356	—	65,583	—	98	19
Other assets	2	2	2	1	2	—	1	3	—	2
Total assets	19,731,078	10,348,281	9,586,719	14,184,687	3,337,747	13,354,605	36,792,687	40,779,414	844,766	189,682

Liabilities:
Due to Sponsor Company	6,061	3,508	185	303,594	356	—	65,583	—	98	19
Payable for fund shares purchased	—	—	—	—	—	89,377	—	13,897	—	—
Other liabilities	—	—	—	—	—	1	—	—	2	—
Total liabilities	6,061	3,508	185	303,594	356	89,378	65,583	13,897	100	19

Net assets:
For contract liabilities	$19,725,017	$10,344,773	$9,586,534	$13,881,093	$3,337,391	$13,265,227	$36,727,104	$40,765,517	$844,666	$189,663

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	189,663
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	19,725,017	10,344,773	9,586,534	13,881,093	3,337,391	13,265,227	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	5,548,613	—	—	—
class S2	—	—	—	—	—	—	31,178,491	40,765,517	844,666	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$19,725,017	$10,344,773	$9,586,534	$13,881,093	$3,337,391	$13,265,227	$36,727,104	$40,765,517	$844,666	$189,663

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	11,384
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	1,530,257	632,321	293,525	1,309,537	289,202	490,034	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	280,516	—	—	—
class S2	—	—	—	—	—	—	1,577,061	2,013,112	21,742	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	1,530,257	632,321	293,525	1,309,537	289,202	490,034	1,857,577	2,013,112	21,742	11,384

Cost	$22,307,794	$10,453,349	$9,729,825	$15,949,600	$3,434,750	$10,827,183	$36,177,399	$32,392,701	$1,159,486	$190,942

Deferred contracts in the accumulation period:
Units owned by participants #	1,086,992	396,699	231,437	307,223	143,322	292,838	1,041,440	1,054,481	23,415	67,090
Minimum unit fair value #*	$8.600609	$17.028869	$35.211555	$32.802514	$17.468954	$38.172937	$3.378031	$32.412137	$30.982895	$2.362462
Maximum unit fair value #*	$28.818359	$42.540599	$44.517527	$56.421431	$28.788386	$49.893492	$41.535968	$45.247300	$43.337991	$26.729142
Contract liability	$19,529,647	$10,247,274	$9,529,649	$13,736,190	$3,260,302	$13,125,192	$36,209,152	$40,373,826	$844,643	$189,663

Contracts in payout (annuitization) period:
Units owned by participants #	7,589	3,458	1,373	2,838	3,481	3,007	13,632	9,504	1	—
Minimum unit fair value #*	$24.351406	$27.434505	$39.837269	$47.677091	$21.250111	$43.950255	$34.879457	$37.896849	$36.226096	$—
Maximum unit fair value #*	$28.818359	$30.074545	$44.517527	$56.421431	$25.147226	$49.893492	$41.535968	$45.247300	$36.226096	$—
Contract liability	$195,370	$97,499	$56,885	$144,903	$77,089	$140,035	$517,952	$391,691	$23	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2022

	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	Morgan Stanley VIF Global Infrastructure Portfolio	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—
class 2	21,834	497,816	102,131	20,181	—	—	—
class 4	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—
class I	—	—	—	—	5,273,980	—	—
class IA	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—
class II	—	—	—	—	2,337,558	—	—
class INIT	—	—	—	—	—	3,180,082	2,435,859
class S1	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—
Total investments	21,834	497,816	102,131	20,181	7,611,538	3,180,082	2,435,859
Due from Sponsor Company	—	—	—	—	—	—	—
Receivable for fund shares sold	1	79	8	1	2,322	555	259
Other assets	—	—	—	—	—	—	1
Total assets	21,835	497,895	102,139	20,182	7,613,860	3,180,637	2,436,119

Liabilities:
Due to Sponsor Company	1	79	8	1	2,322	555	259
Payable for fund shares purchased	—	—	—	—	—	—	—
Other liabilities	—	—	—	1	1	5	—
Total liabilities	1	79	8	2	2,323	560	259

Net assets:
For contract liabilities	$21,834	$497,816	$102,131	$20,180	$7,611,537	$3,180,077	$2,435,860

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—
class 2	21,834	497,816	102,131	20,180	—	—	—
class 4	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—
class I	—	—	—	—	5,273,980	—	—
class IA	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—
class II	—	—	—	—	2,337,557	—	—
class INIT	—	—	—	—	—	3,180,077	2,435,860
class S1	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—
Total contract liabilities	$21,834	$497,816	$102,131	$20,180	$7,611,537	$3,180,077	$2,435,860

Shares:
class 1	—	—	—	—	—	—	—
class 2	12,694	65,936	5,997	904	—	—	—
class 4	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—
class I	—	—	—	—	753,426	—	—
class IA	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—
class II	—	—	—	—	337,310	—	—
class INIT	—	—	—	—	—	134,011	126,276
class S1	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—
Total shares	12,694	65,936	5,997	904	1,090,736	134,011	126,276

Cost	$32,004	$644,973	$142,870	$21,488	$8,733,388	$3,299,458	$2,566,198

Deferred contracts in the accumulation period:
Units owned by participants #	1,488	119,518	2,656	574	526,679	163,305	112,463
Minimum unit fair value #*	$14.671687	$3.526880	$33.733506	$32.303320	$12.180120	$18.053527	$19.660809
Maximum unit fair value #*	$14.671687	$42.258932	$39.865357	$35.271536	$14.308408	$20.410901	$22.052900
Contract liability	$21,834	$489,338	$102,131	$20,180	$7,298,439	$3,163,828	$2,374,371

Contracts in payout (annuitization) period:
Units owned by participants #	—	1,976	—	—	22,328	809	2,799
Minimum unit fair value #*	$—	$4.291503	$—	$—	$13.614861	$20.090231	$21.365382
Maximum unit fair value #*	$—	$4.291503	$—	$—	$14.308408	$20.090231	$22.052900
Contract liability	$—	$8,478	$—	$—	$313,098	$16,249	$61,489

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS Balanced Wealth Strategy Portfolio. Change effective May 2, 2022.
(2) Formerly AB VPS International Growth Portfolio. Change effective May 2, 2022.
(3) Formerly Invesco V.I. International Growth Fund. Change effective April 29, 2022.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Periods Ended December 31, 2022

	AB VPS Balanced Hedged Allocation Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$412,849	$1,318,490	$88,835	$—	$76,484	$182,324	$5,808	$616,369	$800,863	$210,089

Expenses:
Administrative charges	(24,897)	(56,883)	(20,429)	—	—	—	—	—	—	—
Mortality and expense risk charges	(177,636)	(444,870)	(150,625)	(34,839)	(96,032)	(75,136)	(4,174)	(507,963)	(896,418)	(310,595)
Total expenses	(202,533)	(501,753)	(171,054)	(34,839)	(96,032)	(75,136)	(4,174)	(507,963)	(896,418)	(310,595)
Net investment income (loss)	210,316	816,737	(82,219)	(34,839)	(19,548)	107,188	1,634	108,406	(95,555)	(100,506)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(258,149)	(628,252)	108,871	(53,605)	(115,224)	(78,992)	4,673	1,192,668	—	313,142
Net realized gain distributions	1,344,950	—	1,599,549	389,649	—	—	45,431	4,149,925	—	3,112,885
Change in unrealized appreciation (depreciation) during the period	(4,458,262)	(5,562,746)	(3,833,336)	(1,164,916)	(479,828)	(544,380)	(143,680)	(6,594,579)	—	(4,621,850)
Net gain (loss) on investments	(3,371,461)	(6,190,998)	(2,124,916)	(828,872)	(595,052)	(623,372)	(93,576)	(1,251,986)	—	(1,195,823)
Net increase (decrease) in net assets resulting from operations	$(3,161,145)	$(5,374,261)	$(2,207,135)	$(863,711)	$(614,600)	$(516,184)	$(91,942)	$(1,143,580)	$(95,555)	$(1,296,329)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® Global Small Capitalization Fund	Allspring VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$61,400	$124,378	$422,486	$1,156,219	$356,427	$—	$—	$454,912	$76,135	$345,223

Expenses:
Administrative charges	—	(22,632)	(152,594)	(104,331)	(21,674)	(8,267)	—	(50,023)	(39,692)	(250,907)
Mortality and expense risk charges	(25,214)	(356,357)	(2,574,873)	(1,718,678)	(377,822)	(143,357)	(8,902)	(387,598)	(306,445)	(1,798,456)
Total expenses	(25,214)	(378,989)	(2,727,467)	(1,823,009)	(399,496)	(151,624)	(8,902)	(437,621)	(346,137)	(2,049,363)
Net investment income (loss)	36,186	(254,611)	(2,304,981)	(666,790)	(43,069)	(151,624)	(8,902)	17,291	(270,002)	(1,704,140)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(43,731)	965,308	3,899,250	2,868,687	82,455	(1,106)	(3,066)	283,434	580,854	3,441,263
Net realized gain distributions	28,201	2,167,335	19,776,988	9,188,422	2,916,380	2,680,730	139,706	912,916	1,640,521	6,563,047
Change in unrealized appreciation (depreciation) during the period	(385,107)	(9,651,578)	(77,222,560)	(31,558,961)	(8,753,384)	(5,835,411)	(432,199)	(3,272,673)	(8,937,359)	(56,133,244)
Net gain (loss) on investments	(400,637)	(6,518,935)	(53,546,322)	(19,501,852)	(5,754,549)	(3,155,787)	(295,559)	(2,076,323)	(6,715,984)	(46,128,934)
Net increase (decrease) in net assets resulting from operations	$(364,451)	$(6,773,546)	$(55,851,303)	$(20,168,642)	$(5,797,618)	$(3,307,411)	$(304,461)	$(2,059,032)	$(6,985,986)	$(47,833,074)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$88,667	$52,089	$4,370	$53,128	$—	$3,850	$762,620	$431,415	$101,407	$7,134

Expenses:
Administrative charges	(59,919)	(10,807)	—	—	(15,720)	—	(18,939)	(25,530)	(3,790)	(5,379)
Mortality and expense risk charges	(472,629)	(88,152)	(66,454)	(12,556)	(251,386)	(4,363)	(322,265)	(454,483)	(65,134)	(83,637)
Total expenses	(532,548)	(98,959)	(66,454)	(12,556)	(267,106)	(4,363)	(341,204)	(480,013)	(68,924)	(89,016)
Net investment income (loss)	(443,881)	(46,870)	(62,084)	40,572	(267,106)	(513)	421,416	(48,598)	32,483	(81,882)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	13,359	(30,771)	111,783	20,751	(411,577)	11,266	(470,454)	39,107	40,382	(80,393)
Net realized gain distributions	2,306,042	272,511	562,888	21,724	3,512,875	76,510	—	2,608,573	258,941	—
Change in unrealized appreciation (depreciation) during the period	(8,525,596)	(819,423)	(1,785,238)	(162,416)	(9,419,024)	(137,795)	(2,347,261)	(5,087,313)	(1,334,615)	(548,459)
Net gain (loss) on investments	(6,206,195)	(577,683)	(1,110,567)	(119,941)	(6,317,726)	(50,019)	(2,817,715)	(2,439,633)	(1,035,292)	(628,852)
Net increase (decrease) in net assets resulting from operations	$(6,650,076)	$(624,553)	$(1,172,651)	$(79,369)	$(6,584,832)	$(50,532)	$(2,396,299)	$(2,488,231)	$(1,002,809)	$(710,734)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Franklin Mutual Global Discovery VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$1,088	$—	$467,877	$8,289,806	$404,414	$3,141,402	$1,645,021	$933,292	$71,183	$149,075

Expenses:
Administrative charges	—	—	(47,089)	(542,035)	—	(350,480)	(298,136)	(105,177)	—	(128,300)
Mortality and expense risk charges	(2,057)	(4,901)	(388,164)	(3,540,415)	(683,023)	(2,560,187)	(2,370,998)	(758,752)	(131,573)	(967,031)
Total expenses	(2,057)	(4,901)	(435,253)	(4,082,450)	(683,023)	(2,910,667)	(2,669,134)	(863,929)	(131,573)	(1,095,331)
Net investment income (loss)	(969)	(4,901)	32,624	4,207,356	(278,609)	230,735	(1,024,113)	69,363	(60,390)	(946,256)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(10,055)	(18,225)	317,305	(9,122,370)	5,746	3,826,800	3,658,014	708,591	(158,389)	(369,846)
Net realized gain distributions	7,368	—	3,351,731	3,317,595	5,809,103	19,833,712	9,179,297	9,799,510	1,157,081	—
Change in unrealized appreciation (depreciation) during the period	(3,575)	(6,175)	(8,290,669)	(50,052,508)	(14,287,358)	(46,071,136)	(52,610,206)	(23,919,487)	(3,533,930)	(25,922)
Net gain (loss) on investments	(6,262)	(24,400)	(4,621,633)	(55,857,283)	(8,472,509)	(22,410,624)	(39,772,895)	(13,411,386)	(2,535,238)	(395,768)
Net increase (decrease) in net assets resulting from operations	$(7,231)	$(29,301)	$(4,589,009)	$(51,649,927)	$(8,751,118)	$(22,179,889)	$(40,797,008)	$(13,342,023)	$(2,595,628)	$(1,342,024)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Investors Trust Series	MFS® Total Return Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$192,202	$193,933	$78,691	$1,099,321	$679,491	$—	$30,628	$633,227

Expenses:
Administrative charges	—	(23,061)	(20,854)	(37,027)	(18,238)	(49,192)	(105,938)	(5,942)	(5,236)	(43,253)
Mortality and expense risk charges	(279,878)	(177,446)	(181,871)	(216,533)	(104,871)	(339,873)	(679,282)	(83,439)	(86,870)	(683,432)
Total expenses	(279,878)	(200,507)	(202,725)	(253,560)	(123,109)	(389,065)	(785,220)	(89,381)	(92,106)	(726,685)
Net investment income (loss)	(279,878)	(200,507)	(10,523)	(59,627)	(44,418)	710,256	(105,729)	(89,381)	(61,478)	(93,458)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(630,237)	(157,602)	593,211	134,800	159,869	(450,754)	1,531,174	167,835	191,520	591,130
Net realized gain distributions	3,792,243	2,147,031	1,216,084	2,351,270	1,310,267	71,147	4,150,844	537,446	587,101	3,172,565
Change in unrealized appreciation (depreciation) during the period	(10,737,204)	(6,701,362)	(2,624,549)	(5,263,686)	(3,104,379)	(4,596,545)	(12,334,834)	(2,698,931)	(1,707,095)	(8,491,406)
Net gain (loss) on investments	(7,575,198)	(4,711,933)	(815,254)	(2,777,616)	(1,634,243)	(4,976,152)	(6,652,816)	(1,993,650)	(928,474)	(4,727,711)
Net increase (decrease) in net assets resulting from operations	$(7,855,076)	$(4,912,440)	$(825,777)	$(2,837,243)	$(1,678,661)	$(4,265,896)	$(6,758,545)	$(2,083,031)	$(989,952)	$(4,821,169)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	MFS® Value Series	BlackRock S&P 500 Index V.I. Fund	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	Invesco V.I. Equally-Weighted S&P 500 Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$9,932	$248,409	$242,281	$946,965	$121,538	$39,082	$—	$—	$129,634	$368,885

Expenses:
Administrative charges	—	—	(7,241)	(27,324)	(1,797)	(15,410)	—	(14,362)	(27,801)	(51,884)
Mortality and expense risk charges	(10,583)	(286,510)	(246,663)	(432,974)	(30,972)	(166,718)	(1,127,731)	(97,216)	(304,954)	(696,767)
Total expenses	(10,583)	(286,510)	(253,904)	(460,298)	(32,769)	(182,128)	(1,127,731)	(111,578)	(332,755)	(748,651)
Net investment income (loss)	(651)	(38,101)	(11,623)	486,667	88,769	(143,046)	(1,127,731)	(111,578)	(203,121)	(379,766)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	103,691	266,399	260,542	(932,504)	(87,497)	(88,189)	(4,945,724)	(1,141,502)	410,600	1,855,034
Net realized gain distributions	52,281	767,581	2,000,008	439,484	—	1,069,973	36,431,786	3,524,575	3,549,123	2,217,337
Change in unrealized appreciation (depreciation) during the period	(248,654)	(5,070,197)	(3,740,482)	(4,601,609)	(426,218)	(4,335,537)	(111,841,466)	(11,395,925)	(4,776,351)	(10,249,627)
Net gain (loss) on investments	(92,682)	(4,036,217)	(1,479,932)	(5,094,629)	(513,715)	(3,353,753)	(80,355,404)	(9,012,852)	(816,628)	(6,177,256)
Net increase (decrease) in net assets resulting from operations	$(93,333)	$(4,074,318)	$(1,491,555)	$(4,607,962)	$(424,946)	$(3,496,799)	$(81,483,135)	$(9,124,430)	$(1,019,749)	$(6,557,022)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Morgan Stanley VIF Global Franchise Portfolio	Invesco V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®	Invesco V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$36,695	$—	$—	$—	$50,187	$69,935	$865,903	$44,400	$—	$157,621

Expenses:
Administrative charges	(6,520)	(7,931)	(33,454)	(121,101)	(6,592)	(49,954)	(19,703)	(5,719)	—	—
Mortality and expense risk charges	(120,105)	(72,394)	(263,560)	(827,914)	(63,724)	(413,529)	(166,130)	(44,655)	(70,065)	(105,822)
Total expenses	(126,625)	(80,325)	(297,014)	(949,015)	(70,316)	(463,483)	(185,833)	(50,374)	(70,065)	(105,822)
Net investment income (loss)	(89,930)	(80,325)	(297,014)	(949,015)	(20,129)	(393,548)	680,070	(5,974)	(70,065)	51,799

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(189,376)	24,626	298,010	355,559	105,965	695,040	(858,251)	(17,241)	263,391	113,571
Net realized gain distributions	604,623	1,437,578	6,559,640	11,397,889	1,744,143	3,276,789	273,443	307,586	804,334	274,886
Change in unrealized appreciation (depreciation) during the period	(1,769,171)	(3,665,120)	(14,114,456)	(39,297,944)	(3,078,590)	(9,433,207)	(591,484)	(940,452)	(2,971,576)	(1,107,796)
Net gain (loss) on investments	(1,353,924)	(2,202,916)	(7,256,806)	(27,544,496)	(1,228,482)	(5,461,378)	(1,176,292)	(650,107)	(1,903,851)	(719,339)
Net increase (decrease) in net assets resulting from operations	$(1,443,854)	$(2,283,241)	$(7,553,820)	$(28,493,511)	$(1,248,611)	$(5,854,926)	$(496,222)	$(656,081)	$(1,973,916)	$(667,540)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Putnam VT International Equity Fund	Putnam VT Multi-Cap Core Fund	Putnam VT Sustainable Leaders Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Large Cap Value Fund	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$305,114	$115,774	$58,956	$29,099	$33,425	$210,749	$516,353	$564,135	$—	$1,289

Expenses:
Administrative charges	(36,068)	(22,186)	—	(30,397)	(6,338)	—	(60,426)	(65,273)	(1,174)	(383)
Mortality and expense risk charges	(299,480)	(161,384)	(147,662)	(250,736)	(48,955)	(202,274)	(584,939)	(660,631)	(22,013)	(3,287)
Total expenses	(335,548)	(183,570)	(147,662)	(281,133)	(55,293)	(202,274)	(645,365)	(725,904)	(23,187)	(3,670)
Net investment income (loss)	(30,434)	(67,796)	(88,706)	(252,034)	(21,868)	8,475	(129,012)	(161,769)	(23,187)	(2,381)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(287,759)	394,135	91,982	(358,697)	22,721	636,840	814,947	2,138,794	(29,950)	395
Net realized gain distributions	2,184,121	3,063,794	1,640,481	2,387,537	293,333	1,220,973	3,630,116	1,286,378	310,445	23,623
Change in unrealized appreciation (depreciation) during the period	(5,724,965)	(5,768,622)	(4,817,504)	(4,464,758)	(1,031,114)	(2,542,705)	(7,574,308)	(3,641,865)	(750,368)	(65,362)
Net gain (loss) on investments	(3,828,603)	(2,310,693)	(3,085,041)	(2,435,918)	(715,060)	(684,892)	(3,129,245)	(216,693)	(469,873)	(41,344)
Net increase (decrease) in net assets resulting from operations	$(3,859,037)	$(2,378,489)	$(3,173,747)	$(2,687,952)	$(736,928)	$(676,417)	$(3,258,257)	$(378,462)	$(493,060)	$(43,725)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2022

	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	Morgan Stanley VIF Global Infrastructure Portfolio	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$755	$—	$—	$—	$234,523	$11,152	$2,756

Expenses:
Administrative charges	—	(1,104)	—	—	—	—	—
Mortality and expense risk charges	(253)	(7,474)	(1,491)	(262)	(128,592)	(68,155)	(52,180)
Total expenses	(253)	(8,578)	(1,491)	(262)	(128,592)	(68,155)	(52,180)
Net investment income (loss)	502	(8,578)	(1,491)	(262)	105,931	(57,003)	(49,424)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(2,292)	(14,324)	(715)	150	(100,867)	18,708	43,053
Net realized gain distributions	—	100,145	38,038	4,310	469,204	391,927	356,840
Change in unrealized appreciation (depreciation) during the period	(1,401)	(356,413)	(98,059)	(10,154)	(1,327,556)	(1,134,443)	(1,045,056)
Net gain (loss) on investments	(3,693)	(270,592)	(60,736)	(5,694)	(959,219)	(723,808)	(645,163)
Net increase (decrease) in net assets resulting from operations	$(3,191)	$(279,170)	$(62,227)	$(5,956)	$(853,288)	$(780,811)	$(694,587)

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS Balanced Wealth Strategy Portfolio. Change effective May 2, 2022.
(2) Formerly AB VPS International Growth Portfolio. Change effective May 2, 2022.
(3) Formerly Invesco V.I. International Growth Fund. Change effective April 29, 2022.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2022

	AB VPS Balanced Hedged Allocation Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$210,316	$816,737	$(82,219)	$(34,839)	$(19,548)	$107,188	$1,634	$108,406	$(95,555)	$(100,506)
Net realized gain (loss) on security transactions	(258,149)	(628,252)	108,871	(53,605)	(115,224)	(78,992)	4,673	1,192,668	—	313,142
Net realized gain distributions	1,344,950	—	1,599,549	389,649	—	—	45,431	4,149,925	—	3,112,885
Change in unrealized appreciation (depreciation) during the period	(4,458,262)	(5,562,746)	(3,833,336)	(1,164,916)	(479,828)	(544,380)	(143,680)	(6,594,579)	—	(4,621,850)
Net increase (decrease) in net assets resulting from operations	(3,161,145)	(5,374,261)	(2,207,135)	(863,711)	(614,600)	(516,184)	(91,942)	(1,143,580)	(95,555)	(1,296,329)

Unit transactions:
Purchases	263,192	185,314	82,612	9,599	985	12,845	3,534	311,711	456,322	145,486
Net transfers	257,886	2,764,775	(1,288,456)	216,595	331,353	14,233	26,939	1,637,319	13,549,945	(754,077)
Surrenders for benefit payments and fees	(1,158,021)	(2,669,055)	(936,052)	(265,883)	(504,863)	(343,169)	(30,862)	(1,838,277)	(9,375,597)	(1,902,067)
Other transactions	675	935	117	(1)	87	5	—	138	2,826	819
Death benefits	(443,006)	(573,338)	(134,853)	(31,018)	(65,250)	(82,752)	(1,293)	(1,256,926)	(2,056,050)	(352,682)
Net annuity transactions	(27,477)	(44,145)	(12,741)	(3,479)	16,821	(32,399)	—	(156,903)	(129,061)	(49,300)
Net increase (decrease) in net assets resulting from unit transactions	(1,106,751)	(335,514)	(2,289,373)	(74,187)	(220,867)	(431,237)	(1,682)	(1,302,938)	2,448,385	(2,911,821)
Net increase (decrease) in net assets	(4,267,896)	(5,709,775)	(4,496,508)	(937,898)	(835,467)	(947,421)	(93,624)	(2,446,518)	2,352,830	(4,208,150)

Net assets:
Beginning of period	15,911,317	36,599,079	13,909,280	3,001,301	5,043,886	4,693,825	480,897	35,237,139	54,846,488	21,925,414
End of period	$11,643,421	$30,889,304	$9,412,772	$2,063,403	$4,208,419	$3,746,404	$387,273	$32,790,621	$57,199,318	$17,717,264

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® Global Small Capitalization Fund	Allspring VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$36,186	$(254,611)	$(2,304,981)	$(666,790)	$(43,069)	$(151,624)	$(8,902)	$17,291	$(270,002)	$(1,704,140)
Net realized gain (loss) on security transactions	(43,731)	965,308	3,899,250	2,868,687	82,455	(1,106)	(3,066)	283,434	580,854	3,441,263
Net realized gain distributions	28,201	2,167,335	19,776,988	9,188,422	2,916,380	2,680,730	139,706	912,916	1,640,521	6,563,047
Change in unrealized appreciation (depreciation) during the period	(385,107)	(9,651,578)	(77,222,560)	(31,558,961)	(8,753,384)	(5,835,411)	(432,199)	(3,272,673)	(8,937,359)	(56,133,244)
Net increase (decrease) in net assets resulting from operations	(364,451)	(6,773,546)	(55,851,303)	(20,168,642)	(5,797,618)	(3,307,411)	(304,461)	(2,059,032)	(6,985,986)	(47,833,074)

Unit transactions:
Purchases	11,400	224,222	829,722	833,441	114,595	2,283	—	139,050	37,526	402,188
Net transfers	(112,817)	(656,512)	(1,020,672)	777,512	175,434	106,708	99,637	(1,124,387)	(1,811,924)	3,034,078
Surrenders for benefit payments and fees	(164,087)	(1,344,250)	(8,959,629)	(7,071,236)	(1,255,045)	(427,688)	(50,356)	(2,202,942)	(1,744,713)	(11,738,513)
Other transactions	—	(175)	2,196	(616)	66	(168)	10	702	851	899
Death benefits	(10,564)	(824,503)	(3,301,317)	(2,343,384)	(429,798)	(152,140)	(7,199)	(447,689)	(315,784)	(3,832,713)
Net annuity transactions	—	(64,243)	(656,350)	(531,425)	(100,970)	(32,724)	8,552	(49,352)	(36,800)	(313,579)
Net increase (decrease) in net assets resulting from unit transactions	(276,068)	(2,665,461)	(13,106,050)	(8,335,708)	(1,495,718)	(503,729)	50,644	(3,684,618)	(3,870,844)	(12,447,640)
Net increase (decrease) in net assets	(640,519)	(9,439,007)	(68,957,353)	(28,504,350)	(7,293,336)	(3,811,140)	(253,817)	(5,743,650)	(10,856,830)	(60,280,714)

Net assets:
Beginning of period	2,733,386	26,651,539	183,472,535	112,990,986	26,505,703	10,865,041	768,704	31,439,127	29,394,645	177,917,158
End of period	$2,092,867	$17,212,532	$114,515,182	$84,486,636	$19,212,367	$7,053,901	$514,887	$25,695,477	$18,537,815	$117,636,444

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(443,881)	$(46,870)	$(62,084)	$40,572	$(267,106)	$(513)	$421,416	$(48,598)	$32,483	$(81,882)
Net realized gain (loss) on security transactions	13,359	(30,771)	111,783	20,751	(411,577)	11,266	(470,454)	39,107	40,382	(80,393)
Net realized gain distributions	2,306,042	272,511	562,888	21,724	3,512,875	76,510	—	2,608,573	258,941	—
Change in unrealized appreciation (depreciation) during the period	(8,525,596)	(819,423)	(1,785,238)	(162,416)	(9,419,024)	(137,795)	(2,347,261)	(5,087,313)	(1,334,615)	(548,459)
Net increase (decrease) in net assets resulting from operations	(6,650,076)	(624,553)	(1,172,651)	(79,369)	(6,584,832)	(50,532)	(2,396,299)	(2,488,231)	(1,002,809)	(710,734)

Unit transactions:
Purchases	96,241	3,132	15,172	21,508	16,472	2,186	48,303	92,518	2,400	75,812
Net transfers	(352,110)	1,510,770	(386,002)	(74,934)	168,373	(53,262)	(369,495)	(487,373)	46,978	(17,970)
Surrenders for benefit payments and fees	(3,221,037)	(315,612)	(325,517)	(54,241)	(747,389)	(16,986)	(1,143,065)	(2,071,476)	(218,710)	(436,990)
Other transactions	(288)	(121)	(17)	—	(309)	—	100	40	64	190
Death benefits	(484,388)	(21,758)	(6,402)	(49,915)	(203,228)	(450)	(483,114)	(369,066)	(34,296)	(120,838)
Net annuity transactions	(42,803)	32,135	(17,455)	(2,993)	(23,444)	—	(102,360)	(64,305)	(3,834)	(31,244)
Net increase (decrease) in net assets resulting from unit transactions	(4,004,385)	1,208,546	(720,221)	(160,575)	(789,525)	(68,512)	(2,049,631)	(2,899,662)	(207,398)	(531,040)
Net increase (decrease) in net assets	(10,654,461)	583,993	(1,892,872)	(239,944)	(7,374,357)	(119,044)	(4,445,930)	(5,387,893)	(1,210,207)	(1,241,774)

Net assets:
Beginning of period	41,466,232	5,304,272	5,692,467	1,281,982	19,078,783	522,285	20,150,882	27,495,915	4,445,288	5,602,564
End of period	$30,811,771	$5,888,265	$3,799,595	$1,042,038	$11,704,426	$403,241	$15,704,952	$22,108,022	$3,235,081	$4,360,790

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Franklin Mutual Global Discovery VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(969)	$(4,901)	$32,624	$4,207,356	$(278,609)	$230,735	$(1,024,113)	$69,363	$(60,390)	$(946,256)
Net realized gain (loss) on security transactions	(10,055)	(18,225)	317,305	(9,122,370)	5,746	3,826,800	3,658,014	708,591	(158,389)	(369,846)
Net realized gain distributions	7,368	—	3,351,731	3,317,595	5,809,103	19,833,712	9,179,297	9,799,510	1,157,081	—
Change in unrealized appreciation (depreciation) during the period	(3,575)	(6,175)	(8,290,669)	(50,052,508)	(14,287,358)	(46,071,136)	(52,610,206)	(23,919,487)	(3,533,930)	(25,922)
Net increase (decrease) in net assets resulting from operations	(7,231)	(29,301)	(4,589,009)	(51,649,927)	(8,751,118)	(22,179,889)	(40,797,008)	(13,342,023)	(2,595,628)	(1,342,024)

Unit transactions:
Purchases	—	911	84,726	687,437	291,812	665,783	654,265	165,042	27,566	555,170
Net transfers	(29,246)	(15,333)	75,480	(5,973,035)	(552,049)	(6,503,786)	(3,067,989)	1,592,757	255,738	(4,431,921)
Surrenders for benefit payments and fees	(198,261)	(36,234)	(2,289,074)	(30,117,226)	(4,190,338)	(16,444,460)	(14,174,843)	(5,173,823)	(520,828)	(6,738,968)
Other transactions	—	—	424	5,529	(1,327)	756	1,574	1,383	(175)	1,751
Death benefits	(27)	(2,334)	(640,600)	(7,151,775)	(1,094,189)	(4,529,199)	(2,619,313)	(1,302,300)	(99,512)	(2,298,501)
Net annuity transactions	(310)	(785)	69,499	25,976	10,592	(159,349)	(386,612)	(35,971)	1,699	(168,435)
Net increase (decrease) in net assets resulting from unit transactions	(227,844)	(53,775)	(2,699,545)	(42,523,094)	(5,535,499)	(26,970,255)	(19,592,918)	(4,752,912)	(335,512)	(13,080,904)
Net increase (decrease) in net assets	(235,075)	(83,076)	(7,288,554)	(94,173,021)	(14,286,617)	(49,150,144)	(60,389,926)	(18,094,935)	(2,931,140)	(14,422,928)

Net assets:
Beginning of period	323,578	492,306	31,368,926	345,020,344	54,276,198	224,174,627	210,081,292	70,713,710	10,467,821	75,731,213
End of period	$88,503	$409,230	$24,080,372	$250,847,323	$39,989,581	$175,024,483	$149,691,366	$52,618,775	$7,536,681	$61,308,285

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Investors Trust Series	MFS® Total Return Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(279,878)	$(200,507)	$(10,523)	$(59,627)	$(44,418)	$710,256	$(105,729)	$(89,381)	$(61,478)	$(93,458)
Net realized gain (loss) on security transactions	(630,237)	(157,602)	593,211	134,800	159,869	(450,754)	1,531,174	167,835	191,520	591,130
Net realized gain distributions	3,792,243	2,147,031	1,216,084	2,351,270	1,310,267	71,147	4,150,844	537,446	587,101	3,172,565
Change in unrealized appreciation (depreciation) during the period	(10,737,204)	(6,701,362)	(2,624,549)	(5,263,686)	(3,104,379)	(4,596,545)	(12,334,834)	(2,698,931)	(1,707,095)	(8,491,406)
Net increase (decrease) in net assets resulting from operations	(7,855,076)	(4,912,440)	(825,777)	(2,837,243)	(1,678,661)	(4,265,896)	(6,758,545)	(2,083,031)	(989,952)	(4,821,169)

Unit transactions:
Purchases	67,311	116,346	35,218	20,912	1,508	41,022	295,451	3,168	925	122,315
Net transfers	2,114,962	522,720	1,068,737	(802,050)	(901)	(618,948)	(2,889,076)	114,496	(136,236)	468,396
Surrenders for benefit payments and fees	(1,622,127)	(980,505)	(840,513)	(1,797,595)	(653,774)	(1,900,715)	(4,978,332)	(578,319)	(223,338)	(2,752,760)
Other transactions	(157)	56	469	420	(73)	(438)	1,424	53	55	22
Death benefits	(475,828)	(237,670)	(310,758)	(434,329)	(587,732)	(526,292)	(2,083,208)	(74,716)	(78,672)	(1,708,046)
Net annuity transactions	37,302	(21,149)	(11,109)	(8,311)	(15,218)	(43,434)	(171,631)	2,487	(6,613)	(157,333)
Net increase (decrease) in net assets resulting from unit transactions	121,463	(600,202)	(57,956)	(3,020,953)	(1,256,190)	(3,048,805)	(9,825,372)	(532,831)	(443,879)	(4,027,406)
Net increase (decrease) in net assets	(7,733,613)	(5,512,642)	(883,733)	(5,858,196)	(2,934,851)	(7,314,701)	(16,583,917)	(2,615,862)	(1,433,831)	(8,848,575)

Net assets:
Beginning of period	24,494,887	16,618,390	12,646,730	22,594,082	11,675,511	30,905,893	66,175,810	6,547,440	5,663,828	43,442,831
End of period	$16,761,274	$11,105,748	$11,762,997	$16,735,886	$8,740,660	$23,591,192	$49,591,893	$3,931,578	$4,229,997	$34,594,256

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	MFS® Value Series	BlackRock S&P 500 Index V.I. Fund	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	Invesco V.I. Equally-Weighted S&P 500 Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(651)	$(38,101)	$(11,623)	$486,667	$88,769	$(143,046)	$(1,127,731)	$(111,578)	$(203,121)	$(379,766)
Net realized gain (loss) on security transactions	103,691	266,399	260,542	(932,504)	(87,497)	(88,189)	(4,945,724)	(1,141,502)	410,600	1,855,034
Net realized gain distributions	52,281	767,581	2,000,008	439,484	—	1,069,973	36,431,786	3,524,575	3,549,123	2,217,337
Change in unrealized appreciation (depreciation) during the period	(248,654)	(5,070,197)	(3,740,482)	(4,601,609)	(426,218)	(4,335,537)	(111,841,466)	(11,395,925)	(4,776,351)	(10,249,627)
Net increase (decrease) in net assets resulting from operations	(93,333)	(4,074,318)	(1,491,555)	(4,607,962)	(424,946)	(3,496,799)	(81,483,135)	(9,124,430)	(1,019,749)	(6,557,022)

Unit transactions:
Purchases	9,091	26,150	123,333	143,100	—	10,409	366,204	3,339	14,406	86,656
Net transfers	(25,551)	70,673	49,790	(457,894)	(122,693)	(168,532)	(159,704)	192,603	(174,609)	(350,682)
Surrenders for benefit payments and fees	(327,623)	(1,198,977)	(959,262)	(1,876,005)	(107,220)	(746,045)	(3,257,020)	(598,805)	(1,332,342)	(2,052,692)
Other transactions	—	185	303	21	1	(1,274)	14,412	(7)	289	516
Death benefits	(2,642)	(174,943)	(335,060)	(1,094,068)	(11,353)	(260,829)	(1,832,246)	(127,285)	(429,401)	(1,096,314)
Net annuity transactions	—	34,034	(98,834)	(176,223)	(4,496)	(23,816)	(876,192)	(6,969)	(46,230)	(372,689)
Net increase (decrease) in net assets resulting from unit transactions	(346,725)	(1,242,878)	(1,219,730)	(3,461,069)	(245,761)	(1,190,087)	(5,744,546)	(537,124)	(1,967,887)	(3,785,205)
Net increase (decrease) in net assets	(440,058)	(5,317,196)	(2,711,285)	(8,069,031)	(670,707)	(4,686,886)	(87,227,681)	(9,661,554)	(2,987,636)	(10,342,227)

Net assets:
Beginning of period	1,274,491	20,928,108	16,970,547	30,116,597	2,153,768	13,906,834	136,902,910	14,782,064	22,082,429	49,368,390
End of period	$834,433	$15,610,912	$14,259,262	$22,047,566	$1,483,061	$9,219,948	$49,675,229	$5,120,510	$19,094,793	$39,026,163

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Morgan Stanley VIF Global Franchise Portfolio	Invesco V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®	Invesco V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(89,930)	$(80,325)	$(297,014)	$(949,015)	$(20,129)	$(393,548)	$680,070	$(5,974)	$(70,065)	$51,799
Net realized gain (loss) on security transactions	(189,376)	24,626	298,010	355,559	105,965	695,040	(858,251)	(17,241)	263,391	113,571
Net realized gain distributions	604,623	1,437,578	6,559,640	11,397,889	1,744,143	3,276,789	273,443	307,586	804,334	274,886
Change in unrealized appreciation (depreciation) during the period	(1,769,171)	(3,665,120)	(14,114,456)	(39,297,944)	(3,078,590)	(9,433,207)	(591,484)	(940,452)	(2,971,576)	(1,107,796)
Net increase (decrease) in net assets resulting from operations	(1,443,854)	(2,283,241)	(7,553,820)	(28,493,511)	(1,248,611)	(5,854,926)	(496,222)	(656,081)	(1,973,916)	(667,540)

Unit transactions:
Purchases	10,792	10,347	92,560	107,610	10,905	117,982	48,598	2,261	9,693	2,883
Net transfers	(183,289)	(483,200)	372,497	5,263,110	(413,221)	(19,517)	(362,316)	(78,971)	(1,362,119)	(588,643)
Surrenders for benefit payments and fees	(427,197)	(446,527)	(1,417,172)	(5,875,114)	(467,088)	(2,428,949)	(1,359,878)	(426,538)	(208,628)	(852,696)
Other transactions	(1)	399	306	593	1	167	41	1	(1)	257
Death benefits	(145,336)	(31,703)	(292,123)	(1,602,554)	(35,080)	(499,062)	(341,666)	(28,522)	(103,916)	(137,960)
Net annuity transactions	(17,349)	(2,910)	(25,051)	(74,281)	(487)	(27,620)	(4,409)	(8,203)	(1,110)	19,426
Net increase (decrease) in net assets resulting from unit transactions	(762,380)	(953,594)	(1,268,983)	(2,180,636)	(904,970)	(2,856,999)	(2,019,630)	(539,972)	(1,666,081)	(1,556,733)
Net increase (decrease) in net assets	(2,206,234)	(3,236,835)	(8,822,803)	(30,674,147)	(2,153,581)	(8,711,925)	(2,515,852)	(1,196,053)	(3,639,997)	(2,224,273)

Net assets:
Beginning of period	7,614,330	7,478,557	24,496,589	87,146,179	6,227,586	34,248,519	13,654,049	3,910,343	7,420,762	9,069,936
End of period	$5,408,096	$4,241,722	$15,673,786	$56,472,032	$4,074,005	$25,536,594	$11,138,197	$2,714,290	$3,780,765	$6,845,663

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Putnam VT International Equity Fund	Putnam VT Multi-Cap Core Fund	Putnam VT Sustainable Leaders Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Large Cap Value Fund	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(30,434)	$(67,796)	$(88,706)	$(252,034)	$(21,868)	$8,475	$(129,012)	$(161,769)	$(23,187)	$(2,381)
Net realized gain (loss) on security transactions	(287,759)	394,135	91,982	(358,697)	22,721	636,840	814,947	2,138,794	(29,950)	395
Net realized gain distributions	2,184,121	3,063,794	1,640,481	2,387,537	293,333	1,220,973	3,630,116	1,286,378	310,445	23,623
Change in unrealized appreciation (depreciation) during the period	(5,724,965)	(5,768,622)	(4,817,504)	(4,464,758)	(1,031,114)	(2,542,705)	(7,574,308)	(3,641,865)	(750,368)	(65,362)
Net increase (decrease) in net assets resulting from operations	(3,859,037)	(2,378,489)	(3,173,747)	(2,687,952)	(736,928)	(676,417)	(3,258,257)	(378,462)	(493,060)	(43,725)

Unit transactions:
Purchases	107,080	37,909	4,014	53,477	3,434	255,146	65,608	194,469	—	—
Net transfers	1,997,151	(1,178,725)	672,938	(1,273,086)	154,714	642,053	(273,256)	1,805,630	(28,706)	(458)
Surrenders for benefit payments and fees	(1,615,261)	(962,158)	(1,036,986)	(1,370,978)	(267,626)	(1,044,931)	(2,941,203)	(2,940,940)	(157,835)	(4,345)
Other transactions	1,141	1,664	549	(102)	(10)	(7)	(1,143)	(2,804)	(6)	1
Death benefits	(310,862)	(166,651)	(263,216)	(310,049)	(80,063)	(456,788)	(919,784)	(1,435,942)	(45,423)	—
Net annuity transactions	(19,709)	22,968	15,159	(35,006)	(10,987)	(6,278)	(186,191)	(132,387)	(5)	—
Net increase (decrease) in net assets resulting from unit transactions	159,540	(2,244,993)	(607,542)	(2,935,744)	(200,538)	(610,805)	(4,255,969)	(2,511,974)	(231,975)	(4,802)
Net increase (decrease) in net assets	(3,699,497)	(4,623,482)	(3,781,289)	(5,623,696)	(937,466)	(1,287,222)	(7,514,226)	(2,890,436)	(725,035)	(48,527)

Net assets:
Beginning of period	23,424,514	14,968,255	13,367,823	19,504,789	4,274,857	14,552,449	44,241,330	43,655,953	1,569,701	238,190
End of period	$19,725,017	$10,344,773	$9,586,534	$13,881,093	$3,337,391	$13,265,227	$36,727,104	$40,765,517	$844,666	$189,663

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2022

	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	Morgan Stanley VIF Global Infrastructure Portfolio	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$502	$(8,578)	$(1,491)	$(262)	$105,931	$(57,003)	$(49,424)
Net realized gain (loss) on security transactions	(2,292)	(14,324)	(715)	150	(100,867)	18,708	43,053
Net realized gain distributions	—	100,145	38,038	4,310	469,204	391,927	356,840
Change in unrealized appreciation (depreciation) during the period	(1,401)	(356,413)	(98,059)	(10,154)	(1,327,556)	(1,134,443)	(1,045,056)
Net increase (decrease) in net assets resulting from operations	(3,191)	(279,170)	(62,227)	(5,956)	(853,288)	(780,811)	(694,587)

Unit transactions:
Purchases	—	24	—	—	99,577	3,076	—
Net transfers	840	121,117	7,755	—	(200,394)	128,807	(105,103)
Surrenders for benefit payments and fees	(3,525)	(65,332)	(2,181)	(1,612)	(349,732)	(156,521)	(225,912)
Other transactions	—	3	—	(1)	1,055	117	959
Death benefits	—	(7,223)	—	—	(245,092)	(101,026)	(16,893)
Net annuity transactions	—	3,911	—	—	(151,840)	(3,340)	22,972
Net increase (decrease) in net assets resulting from unit transactions	(2,685)	52,500	5,574	(1,613)	(846,426)	(128,887)	(323,977)
Net increase (decrease) in net assets	(5,876)	(226,670)	(56,653)	(7,569)	(1,699,714)	(909,698)	(1,018,564)

Net assets:
Beginning of period	27,710	724,486	158,784	27,749	9,311,251	4,089,775	3,454,424
End of period	$21,834	$497,816	$102,131	$20,180	$7,611,537	$3,180,077	$2,435,860

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS Balanced Wealth Strategy Portfolio. Change effective May 2, 2022.
(2) Formerly AB VPS International Growth Portfolio. Change effective May 2, 2022.
(3) Formerly Invesco V.I. International Growth Fund. Change effective April 29, 2022.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2021

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(201,673)	$22,271	$(130,108)	$(46,791)	$2,525	$138,117	$195	$196,849	$(869,127)	$(216,726)
Net realized gain (loss) on security transactions	(34,368)	(138,623)	560,851	137,535	7,029	(2,235)	31,976	1,431,773	—	569,628
Net realized gain distributions	360,753	—	—	290,548	—	—	35,328	133,099	—	—
Change in unrealized appreciation (depreciation) during the period	1,656,167	3,433,131	3,172,947	(188,182)	(247,653)	(16,670)	(43,591)	3,628,195	—	4,633,891
Net increase (decrease) in net assets resulting from operations	1,780,879	3,316,779	3,603,690	193,110	(238,099)	119,212	23,908	5,389,916	(869,127)	4,986,793

Unit transactions:
Purchases	175,433	234,586	139,482	22,574	3,018	85,025	—	616,386	563,636	187,857
Net transfers	15,459	(937,763)	811,730	(15,308)	992,548	249,100	11,870	38,018	14,455,942	(2,038,233)
Surrenders for benefit payments and fees	(1,379,676)	(3,316,512)	(1,514,519)	(267,782)	(484,418)	(431,104)	(75,626)	(2,657,374)	(15,387,808)	(1,974,700)
Other transactions	(1)	1,721	873	(8)	1	48	—	3,455	385	886
Death benefits	(868,448)	(1,015,859)	(305,113)	(63,071)	(67,355)	(118,281)	(10,491)	(726,616)	(3,027,288)	(658,668)
Net annuity transactions	(34,096)	(42,656)	(18,330)	(4,499)	(29,864)	(65,578)	—	(369,650)	26,213	63,266
Net increase (decrease) in net assets resulting from unit transactions	(2,091,329)	(5,076,483)	(885,877)	(328,094)	413,930	(280,790)	(74,247)	(3,095,781)	(3,368,920)	(4,419,592)
Net increase (decrease) in net assets	(310,450)	(1,759,704)	2,717,813	(134,984)	175,831	(161,578)	(50,339)	2,294,135	(4,238,047)	567,201

Net assets:
Beginning of period	16,221,767	38,358,783	11,191,467	3,136,285	4,868,055	4,855,403	531,236	32,943,004	59,084,535	21,358,213
End of period	$15,911,317	$36,599,079	$13,909,280	$3,001,301	$5,043,886	$4,693,825	$480,897	$35,237,139	$54,846,488	$21,925,414

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® Global Small Capitalization Fund	Allspring VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$3,378	$(433,657)	$(3,195,196)	$(954,004)	$130,182	$(224,565)	$(12,305)	$3,966	$(464,904)	$(2,570,350)
Net realized gain (loss) on security transactions	11,166	2,070,540	11,861,317	5,207,782	1,117,955	752,073	67,939	734,321	1,845,125	11,664,912
Net realized gain distributions	118,186	1,299,248	22,849,053	1,076,896	—	263,356	81,892	3,496,991	6,043,399	21,464,942
Change in unrealized appreciation (depreciation) during the period	(178,622)	591,928	468,949	16,017,171	(2,143,514)	(229,376)	(35,851)	2,068,168	(2,047,135)	8,753,773
Net increase (decrease) in net assets resulting from operations	(45,892)	3,528,059	31,984,123	21,347,845	(895,377)	561,488	101,675	6,303,446	5,376,485	39,313,277

Unit transactions:
Purchases	—	178,305	746,550	820,769	53,743	2,081	1,952	178,653	122,733	870,072
Net transfers	484,438	(86,229)	(3,935,572)	(450,213)	255,539	(57,001)	(24,945)	(1,535,431)	(535,007)	(6,706,975)
Surrenders for benefit payments and fees	(372,637)	(1,882,082)	(12,788,202)	(8,842,704)	(2,085,273)	(784,204)	(90,501)	(2,518,483)	(2,183,138)	(16,149,603)
Other transactions	—	543	2,744	913	149	493	26	907	434	13,104
Death benefits	(52,012)	(526,696)	(3,665,101)	(2,769,179)	(481,615)	(162,865)	(18,439)	(783,919)	(431,982)	(4,259,206)
Net annuity transactions	—	(83,554)	(290,055)	(268,248)	(119,446)	(50,216)	(1,421)	(79,541)	1,239	(493,912)
Net increase (decrease) in net assets resulting from unit transactions	59,789	(2,399,713)	(19,929,636)	(11,508,662)	(2,376,903)	(1,051,712)	(133,328)	(4,737,814)	(3,025,721)	(26,726,520)
Net increase (decrease) in net assets	13,897	1,128,346	12,054,487	9,839,183	(3,272,280)	(490,224)	(31,653)	1,565,632	2,350,764	12,586,757

Net assets:
Beginning of period	2,719,489	25,523,193	171,418,048	103,151,803	29,777,983	11,355,265	800,357	29,873,495	27,043,881	165,330,401
End of period	$2,733,386	$26,651,539	$183,472,535	$112,990,986	$26,505,703	$10,865,041	$768,704	$31,439,127	$29,394,645	$177,917,158

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(499,018)	$(15,637)	$(83,696)	$42,602	$(397,777)	$(799)	$318,268	$238,859	$(45,689)	$(46,634)
Net realized gain (loss) on security transactions	2,018,955	264,455	440,463	21,035	706,220	15,304	(210,684)	425,885	345,970	5,717
Net realized gain distributions	6,478,530	415,301	539,796	—	2,352,516	13,329	—	—	100,228	—
Change in unrealized appreciation (depreciation) during the period	603,138	467,725	241,096	116,465	(1,112,562)	85,654	(43,114)	3,643,738	(723,157)	220,477
Net increase (decrease) in net assets resulting from operations	8,601,605	1,131,844	1,137,659	180,102	1,548,397	113,488	64,470	4,308,482	(322,648)	179,560

Unit transactions:
Purchases	190,833	6,344	17,692	—	66,825	—	99,176	180,967	3,445	31,806
Net transfers	(1,787,383)	1,255,046	(390,750)	(6,588)	(327,380)	(48,532)	758,082	(214,226)	92,327	(84,417)
Surrenders for benefit payments and fees	(3,788,543)	(418,545)	(478,790)	(71,624)	(1,577,372)	(38,029)	(1,874,041)	(2,070,465)	(325,955)	(492,896)
Other transactions	832	(755)	(425)	—	1,610	(1)	2,294	764	(114)	(8)
Death benefits	(976,247)	(43,894)	(39,795)	(43,870)	(475,897)	(3,530)	(611,667)	(852,616)	(97,244)	(139,026)
Net annuity transactions	38,980	(15,142)	(20,016)	(3,243)	(51,129)	—	(169,639)	(129,257)	(19,213)	(25,352)
Net increase (decrease) in net assets resulting from unit transactions	(6,321,528)	783,054	(912,084)	(125,325)	(2,363,343)	(90,092)	(1,795,795)	(3,084,833)	(346,754)	(709,893)
Net increase (decrease) in net assets	2,280,077	1,914,898	225,575	54,777	(814,946)	23,396	(1,731,325)	1,223,649	(669,402)	(530,333)

Net assets:
Beginning of period	39,186,155	3,389,374	5,466,892	1,227,205	19,893,729	498,889	21,882,207	26,272,266	5,114,690	6,132,897
End of period	$41,466,232	$5,304,272	$5,692,467	$1,281,982	$19,078,783	$522,285	$20,150,882	$27,495,915	$4,445,288	$5,602,564

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Franklin Mutual Global Discovery VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$4,230	$(6,438)	$(204,640)	$3,457,157	$(593,240)	$(528,175)	$(2,135,610)	$(367,850)	$(176,403)	$(699,270)
Net realized gain (loss) on security transactions	(1,045)	(30,143)	1,513,255	732,111	1,838,392	6,551,414	8,880,481	3,455,432	465,978	(39,324)
Net realized gain distributions	—	—	1,665,477	8,729,411	4,714,096	10,515,525	8,483,610	—	1,716,985	—
Change in unrealized appreciation (depreciation) during the period	47,451	(436)	2,166,982	(21,250,230)	757,598	40,228,939	28,173,291	1,353,076	(1,116,952)	(660,099)
Net increase (decrease) in net assets resulting from operations	50,636	(37,017)	5,141,074	(8,331,551)	6,716,846	56,767,703	43,401,772	4,440,658	889,608	(1,398,693)

Unit transactions:
Purchases	—	—	237,763	1,026,974	131,527	1,030,757	986,492	283,156	50,426	639,098
Net transfers	(7,604)	97,104	835,059	39,680,081	(1,016,336)	(11,677,971)	(10,677,884)	1,425,930	(476,265)	9,107,699
Surrenders for benefit payments and fees	(7,073)	(101,413)	(4,005,888)	(38,621,534)	(4,530,568)	(20,219,444)	(18,195,018)	(7,537,441)	(759,580)	(9,876,003)
Other transactions	—	—	6,822	14,264	676	9,183	15,402	10,738	404	4,362
Death benefits	(21,618)	(45,643)	(1,499,396)	(9,700,345)	(1,144,150)	(6,183,560)	(4,216,177)	(1,580,679)	(418,092)	(2,760,557)
Net annuity transactions	(45)	(898)	28,558	(15,428)	(54,132)	(490,470)	(156,874)	(69,791)	(2,419)	(50,687)
Net increase (decrease) in net assets resulting from unit transactions	(36,340)	(50,850)	(4,397,082)	(7,615,988)	(6,612,983)	(37,531,505)	(32,244,059)	(7,468,087)	(1,605,526)	(2,936,088)
Net increase (decrease) in net assets	14,296	(87,867)	743,992	(15,947,539)	103,863	19,236,198	11,157,713	(3,027,429)	(715,918)	(4,334,781)

Net assets:
Beginning of period	309,282	580,173	30,624,934	360,967,883	54,172,335	204,938,429	198,923,579	73,741,139	11,183,739	80,065,994
End of period	$323,578	$492,306	$31,368,926	$345,020,344	$54,276,198	$224,174,627	$210,081,292	$70,713,710	$10,467,821	$75,731,213

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Investors Trust Series	MFS® Total Return Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(403,988)	$(282,254)	$(87,018)	$(124,327)	$(67,198)	$452,587	$(279,021)	$(117,907)	$(74,927)	$(79,068)
Net realized gain (loss) on security transactions	1,916,158	1,021,831	2,472,507	615,116	423,695	295,835	3,272,098	440,055	268,822	1,292,347
Net realized gain distributions	3,023,619	1,376,939	521,584	933,402	1,103,755	495,252	6,723,580	859,402	167,927	2,076,360
Change in unrealized appreciation (depreciation) during the period	(4,326,130)	(1,660,442)	82,773	3,777,352	974,971	(676,517)	6,035,393	18,711	803,321	1,597,512
Net increase (decrease) in net assets resulting from operations	209,659	456,074	2,989,846	5,201,543	2,435,223	567,157	15,752,050	1,200,261	1,165,143	4,887,151

Unit transactions:
Purchases	146,495	61,983	111,839	86,923	1,855	82,832	386,441	15,167	5,581	72,129
Net transfers	(1,676,822)	(444,636)	(67,918)	(2,163,157)	(370,335)	1,487,198	(4,283,868)	(53,437)	(175,571)	305,038
Surrenders for benefit payments and fees	(2,410,007)	(1,480,523)	(4,628,609)	(2,325,501)	(749,593)	(3,025,304)	(6,381,223)	(399,661)	(292,540)	(2,837,252)
Other transactions	148	1,165	3,598	664	27	362	8,926	414	(3)	959
Death benefits	(661,551)	(373,086)	(370,366)	(518,286)	(327,523)	(733,522)	(2,061,766)	(193,042)	(90,343)	(1,298,850)
Net annuity transactions	(60,733)	11,312	(815)	99,973	(27,488)	5,174	(130,380)	(11,051)	(10,623)	(172,801)
Net increase (decrease) in net assets resulting from unit transactions	(4,662,470)	(2,223,785)	(4,952,271)	(4,819,384)	(1,473,057)	(2,183,260)	(12,461,870)	(641,610)	(563,499)	(3,930,777)
Net increase (decrease) in net assets	(4,452,811)	(1,767,711)	(1,962,425)	382,159	962,166	(1,616,103)	3,290,180	558,651	601,644	956,374

Net assets:
Beginning of period	28,947,698	18,386,101	14,609,155	22,211,923	10,713,345	32,521,996	62,885,630	5,988,789	5,062,184	42,486,457
End of period	$24,494,887	$16,618,390	$12,646,730	$22,594,082	$11,675,511	$30,905,893	$66,175,810	$6,547,440	$5,663,828	$43,442,831

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	MFS® Value Series	BlackRock S&P 500 Index V.I. Fund	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	Invesco V.I. Equally-Weighted S&P 500 Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$332	$(54,166)	$10,408	$605,986	$74,931	$(144,049)	$(2,395,059)	$(303,048)	$(285,047)	$(329,931)
Net realized gain (loss) on security transactions	99,455	757,342	410,276	81,509	(17,500)	384,959	10,620,712	2,377,929	509,938	2,675,199
Net realized gain distributions	28,901	1,377,558	163,472	2,102,060	—	—	39,622,118	7,623,627	—	—
Change in unrealized appreciation (depreciation) during the period	149,264	2,182,226	1,958,638	(3,509,754)	(137,493)	(57,817)	(48,831,620)	(11,692,088)	4,633,616	8,808,580
Net increase (decrease) in net assets resulting from operations	277,952	4,262,960	2,542,794	(720,199)	(80,062)	183,093	(983,849)	(1,993,580)	4,858,507	11,153,848

Unit transactions:
Purchases	—	2,288,434	403,441	337,542	—	22,967	1,616,701	110,045	17,048	719,665
Net transfers	(108,012)	(653,756)	145,382	1,769,529	292,541	369,439	(4,416,980)	(4,773,376)	(204,949)	(698,855)
Surrenders for benefit payments and fees	(158,004)	(1,271,023)	(887,385)	(2,642,491)	(154,037)	(1,005,026)	(11,255,106)	(1,539,040)	(1,873,421)	(3,792,384)
Other transactions	1	4	4,496	(391)	19	(515)	10,459	(163)	(88)	8,754
Death benefits	(21,282)	(180,246)	(619,376)	(1,658,868)	(42,765)	(117,309)	(3,540,423)	(512,139)	(295,304)	(1,590,662)
Net annuity transactions	—	(21,541)	(222,075)	(132,854)	(17,830)	(51,223)	(661,975)	(15,792)	(34,291)	(83,772)
Net increase (decrease) in net assets resulting from unit transactions	(287,297)	161,872	(1,175,517)	(2,327,533)	77,928	(781,667)	(18,247,324)	(6,730,465)	(2,391,005)	(5,437,254)
Net increase (decrease) in net assets	(9,345)	4,424,832	1,367,277	(3,047,732)	(2,134)	(598,574)	(19,231,173)	(8,724,045)	2,467,502	5,716,594

Net assets:
Beginning of period	1,283,836	16,503,276	15,603,270	33,164,329	2,155,902	14,505,408	156,134,083	23,506,109	19,614,927	43,651,796
End of period	$1,274,491	$20,928,108	$16,970,547	$30,116,597	$2,153,768	$13,906,834	$136,902,910	$14,782,064	$22,082,429	$49,368,390

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Morgan Stanley VIF Global Franchise Portfolio	Invesco V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®	Invesco V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(101,422)	$(131,864)	$(398,535)	$(1,315,589)	$(60,325)	$(512,391)	$(129,344)	$(35,435)	$(119,478)	$61,539
Net realized gain (loss) on security transactions	(961)	720,756	1,748,257	5,445,996	258,435	2,787,304	(555,159)	100,001	709,482	310,365
Net realized gain distributions	731,303	863,176	1,304,368	4,461,662	345,352	2,171,937	—	101,559	695,014	118,008
Change in unrealized appreciation (depreciation) during the period	641,855	(223,725)	1,880,485	2,757,569	841,594	2,083,222	(619,699)	282,990	95,898	702,512
Net increase (decrease) in net assets resulting from operations	1,270,775	1,228,343	4,534,575	11,349,638	1,385,056	6,530,072	(1,304,202)	449,115	1,380,916	1,192,424

Unit transactions:
Purchases	212,655	8,698	152,696	457,165	2,342	177,586	71,052	5,815	6,752	1,918
Net transfers	81,151	(394,942)	(1,062,261)	(1,565,488)	(181,301)	(3,172,194)	1,755,977	42,587	(786,892)	(155,297)
Surrenders for benefit payments and fees	(417,395)	(818,451)	(2,269,353)	(8,390,952)	(673,416)	(3,426,235)	(1,521,179)	(319,381)	(698,661)	(1,083,309)
Other transactions	30	(26)	(465)	11,777	(34)	563	14	(4)	—	486
Death benefits	(415,385)	(100,192)	(550,275)	(2,425,668)	(126,185)	(683,659)	(993,035)	(40,369)	(43,123)	(255,104)
Net annuity transactions	(39,389)	13,161	(74,403)	(237,584)	(3,807)	(4,704)	(8,233)	(26,584)	10,889	2,310
Net increase (decrease) in net assets resulting from unit transactions	(578,333)	(1,291,752)	(3,804,061)	(12,150,750)	(982,401)	(7,108,643)	(695,404)	(337,936)	(1,511,035)	(1,488,996)
Net increase (decrease) in net assets	692,442	(63,409)	730,514	(801,112)	402,655	(578,571)	(1,999,606)	111,179	(130,119)	(296,572)

Net assets:
Beginning of period	6,921,888	7,541,966	23,766,075	87,947,291	5,824,931	34,827,090	15,653,655	3,799,164	7,550,881	9,366,508
End of period	$7,614,330	$7,478,557	$24,496,589	$87,146,179	$6,227,586	$34,248,519	$13,654,049	$3,910,343	$7,420,762	$9,069,936

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Putnam VT International Equity Fund	Putnam VT Multi-Cap Core Fund	Putnam VT Sustainable Leaders Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Large Cap Value Fund	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(126,389)	$(134,963)	$(170,742)	$(168,339)	$(33,558)	$(31,935)	$(114,701)	$(60,407)	$(33,278)	$(3,607)
Net realized gain (loss) on security transactions	536,509	1,465,845	1,054,621	169,337	200,404	792,903	1,066,107	2,003,136	95,965	32,288
Net realized gain distributions	852,361	1,298,310	1,315,819	—	268,629	527,248	—	—	194,896	26,887
Change in unrealized appreciation (depreciation) during the period	371,364	1,087,167	498,115	5,768,289	107,899	1,847,739	9,136,916	9,442,668	(115,951)	(19,244)
Net increase (decrease) in net assets resulting from operations	1,633,845	3,716,359	2,697,813	5,769,287	543,374	3,135,955	10,088,322	11,385,397	141,632	36,324

Unit transactions:
Purchases	175,961	96,927	2,661	53,654	2,651	12,814	381,538	191,048	—	—
Net transfers	528,943	(490,051)	(1,025,660)	(2,108,436)	(195,217)	(334,229)	(1,213,871)	(2,649,049)	(13,086)	624
Surrenders for benefit payments and fees	(1,917,983)	(1,361,794)	(1,494,316)	(1,389,059)	(481,436)	(1,184,912)	(4,036,517)	(3,447,313)	(87,554)	(138,339)
Other transactions	1,270	(1,028)	1,136	736	598	339	558	543	6	—
Death benefits	(452,487)	(512,037)	(294,188)	(332,175)	(12,232)	(143,928)	(1,539,814)	(1,388,815)	(15,954)	—
Net annuity transactions	(5,927)	(30,400)	(5,047)	(49,522)	(43,101)	(24,847)	(20,942)	(146,123)	(6)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,670,223)	(2,298,383)	(2,815,414)	(3,824,802)	(728,737)	(1,674,763)	(6,429,048)	(7,439,709)	(116,594)	(137,715)
Net increase (decrease) in net assets	(36,378)	1,417,976	(117,601)	1,944,485	(185,363)	1,461,192	3,659,274	3,945,688	25,038	(101,391)

Net assets:
Beginning of period	23,460,892	13,550,279	13,485,424	17,560,304	4,460,220	13,091,257	40,582,056	39,710,265	1,544,663	339,581
End of period	$23,424,514	$14,968,255	$13,367,823	$19,504,789	$4,274,857	$14,552,449	$44,241,330	$43,655,953	$1,569,701	$238,190

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2021

	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	Morgan Stanley VIF Global Infrastructure Portfolio	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(32)	$(11,865)	$(2,651)	$(294)	$84,804	$(59,404)	$(53,580)
Net realized gain (loss) on security transactions	(713)	60,992	47,360	517	(5,180)	71,650	76,610
Net realized gain distributions	—	85,995	12,392	1,308	333,868	283,662	410,672
Change in unrealized appreciation (depreciation) during the period	2,220	(84,972)	(67,394)	3,891	668,735	485,513	231,258
Net increase (decrease) in net assets resulting from operations	1,475	50,150	(10,293)	5,422	1,082,227	781,421	664,960

Unit transactions:
Purchases	—	3,431	—	—	36,942	—	3,987
Net transfers	376	(46,775)	2,869	—	278,155	133,353	48,694
Surrenders for benefit payments and fees	—	(57,196)	(99,137)	(1,594)	(440,815)	(143,758)	(117,037)
Other transactions	—	(143)	—	(1)	3,324	56	(1)
Death benefits	—	(32,566)	—	—	(149,641)	(43,592)	(39,288)
Net annuity transactions	—	5,820	—	—	(250,905)	(3,851)	34,727
Net increase (decrease) in net assets resulting from unit transactions	376	(127,429)	(96,268)	(1,595)	(522,940)	(57,792)	(68,918)
Net increase (decrease) in net assets	1,851	(77,279)	(106,561)	3,827	559,287	723,629	596,042

Net assets:
Beginning of period	25,859	801,765	265,345	23,922	8,751,964	3,366,146	2,858,382
End of period	$27,710	$724,486	$158,784	$27,749	$9,311,251	$4,089,775	$3,454,424

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
December 31, 2022

1. Organization:

Separate Account Three (the “Account”) is a separate investment account established by Talcott Resolution Life and Annuity Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.
The Sponsor Company is indirectly owned by Talcott Resolution Life, Inc.

On June 30, 2021, the Account's previous indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Sponsor Company through the merger of an affiliate of Sixth Street, a global investment firm. Sixth Street obtained 100% control of Talcott Holdings, L.P. and its life and annuity operating subsidiaries including the Account. This transaction does not impact the contracts of the Account or the accounting of the Account.

The Account is comprised of the following Sub-Accounts:

AB VPS Balanced Hedged Allocation Portfolio (Formerly AB VPS Balanced Wealth Strategy Portfolio), AB VPS International Value Portfolio, AB VPS Small/Mid Cap Value Portfolio, AB VPS Sustainable International Thematic Portfolio (Formerly AB VPS International Growth Portfolio), Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. EQV International Equity Fund (Formerly Invesco V.I. International Growth Fund), Invesco V.I. Diversified Dividend Fund, Invesco V.I. Government Money Market Fund, AB VPS Growth and Income Portfolio, American Funds Insurance Series® The Bond Fund of America®, American Funds Insurance Series® Global Growth Fund, American Funds Insurance Series® Growth Fund, American Funds Insurance Series® Growth-Income Fund, American Funds Insurance Series® International Fund, American Funds Insurance Series® Global Small Capitalization Fund, Allspring VT Omega Growth Fund, Fidelity® VIP Equity-Income Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund, Templeton Global Bond VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Lord Abbett Series Fund - Fundamental Equity Portfolio, Lord Abbett Series Fund - Dividend Growth Portfolio, Lord Abbett Series Fund - Bond Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, MFS® Growth Series, MFS® Investors Trust Series, MFS® Total Return Series, MFS® Value Series, BlackRock S&P 500 Index V.I. Fund, Invesco V.I. Equity and Income Fund, Morgan Stanley VIF Core Plus Fixed Income Portfolio, Morgan Stanley VIF Emerging Markets Debt Portfolio, Morgan Stanley VIF Emerging Markets Equity Portfolio, Morgan Stanley VIF Growth Portfolio, Morgan Stanley VIF Discovery Portfolio, Invesco V.I. American Value Fund, Invesco V.I. Equally-Weighted S&P 500 Fund, Morgan Stanley VIF Global Franchise Portfolio, Invesco V.I. Discovery Mid Cap Growth Fund, Invesco V.I. Capital Appreciation Fund, Invesco V.I. Global Fund, Invesco V.I. Main Street Fund®, Invesco V.I. Main Street Small Cap Fund®, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth Opportunities Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Multi-Cap Core Fund, Putnam VT Sustainable Leaders Fund, Putnam VT Small Cap Value Fund, Putnam VT George Putnam Balanced Fund, Putnam VT Large Cap Value Fund, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Allspring VT Index Asset Allocation Fund, Allspring VT International Equity Fund, Allspring VT Small Cap Growth Fund, Allspring VT Discovery Fund, Allspring VT Opportunity Fund, Morgan Stanley VIF Global Infrastructure Portfolio, MFS® Core Equity Portfolio, MFS® Massachusetts Investors Growth Stock Portfolio.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2022 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2022, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account recognizes transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2022 and 2021.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2018 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2022.

h) Novel Coronavirus - The outbreak and spread of the novel coronavirus ("COVID-19") has caused disruption to the worldwide economy and impacted companies across all industries. The COVID-19 pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the funds in which the Sub-Accounts invest. The fair value of these funds is dependent on financial market conditions and other factors relating to the COVID-19 pandemic, including the development of new variants and surges, and other emerging viruses. Management will continue to monitor developments, and their impact on the Account.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.60% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

MAV/EPB Death Benefit Charge maximum of 0.30%
MAV Plus Benefit Charge maximum of 0.30%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Lifetime Income Builder Charge maximum of 0.75%
Lifetime Income Builder II Charge maximum of 0.75%
Lifetime Income Builder Selects Charge maximum of 1.50%
Lifetime Income Builder Portfolios Charge maximum of 1.50%
Lifetime Income Foundation Charge maximum of 0.30%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2022 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB VPS Balanced Hedged Allocation Portfolio+	$2,108,044	$1,659,529
AB VPS International Value Portfolio	$4,696,182	$4,214,957
AB VPS Small/Mid Cap Value Portfolio	$2,164,404	$2,936,448
AB VPS Sustainable International Thematic Portfolio+	$664,224	$383,601
Invesco V.I. Government Securities Fund	$1,088,511	$1,328,926
Invesco V.I. High Yield Fund	$403,230	$727,277
Invesco V.I. EQV International Equity Fund+	$87,355	$41,972
Invesco V.I. Diversified Dividend Fund	$6,943,814	$3,988,421
Invesco V.I. Government Money Market Fund	$22,070,274	$19,717,492
AB VPS Growth and Income Portfolio	$4,597,560	$4,497,002
American Funds Insurance Series® The Bond Fund of America®	$163,274	$374,955
American Funds Insurance Series® Global Growth Fund	$3,440,275	$4,193,010
American Funds Insurance Series® Growth Fund	$24,752,544	$20,386,592
American Funds Insurance Series® Growth-Income Fund	$15,123,044	$14,937,117
American Funds Insurance Series® International Fund	$4,435,971	$3,058,378
American Funds Insurance Series® Global Small Capitalization Fund	$3,042,684	$1,017,305
Allspring VT Omega Growth Fund	$251,669	$70,221
Fidelity® VIP Equity-Income Portfolio	$2,217,365	$4,971,775
Fidelity® VIP Growth Portfolio	$3,397,078	$5,897,398
Fidelity® VIP Contrafund® Portfolio	$11,982,929	$19,571,666
Fidelity® VIP Mid Cap Portfolio	$3,421,434	$5,563,658
Fidelity® VIP Value Strategies Portfolio	$2,980,654	$1,546,469
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$821,725	$1,041,142
Franklin Income VIP Fund	$78,475	$176,754
Franklin Small-Mid Cap Growth VIP Fund	$4,112,540	$1,656,296
Franklin Small Cap Value VIP Fund	$119,669	$112,183
Franklin Strategic Income VIP Fund	$1,098,280	$2,726,496
Franklin Mutual Shares VIP Fund	$3,538,617	$3,878,306
Templeton Developing Markets VIP Fund	$634,722	$550,697
Templeton Growth VIP Fund	$147,189	$760,112
Franklin Mutual Global Discovery VIP Fund	$9,509	$230,954
Templeton Global Bond VIP Fund	$13,124	$71,801
Hartford Balanced HLS Fund	$4,817,571	$4,132,761
Hartford Total Return Bond HLS Fund	$24,954,321	$59,952,422
Hartford Capital Appreciation HLS Fund	$7,777,707	$7,782,713
Hartford Dividend and Growth HLS Fund	$29,469,427	$36,375,237
Hartford Disciplined Equity HLS Fund	$15,628,599	$27,066,327
Hartford International Opportunities HLS Fund	$15,022,265	$9,906,290
Hartford MidCap HLS Fund	$2,070,719	$1,309,542
Hartford Ultrashort Bond HLS Fund	$8,675,949	$22,703,093
Hartford Small Company HLS Fund	$7,056,606	$3,422,779
Hartford SmallCap Growth HLS Fund	$3,600,353	$2,254,030
Hartford Stock HLS Fund	$3,389,274	$2,241,671
Lord Abbett Series Fund - Fundamental Equity Portfolio	$3,221,313	$3,950,622
Lord Abbett Series Fund - Dividend Growth Portfolio	$1,566,438	$1,556,781
Lord Abbett Series Fund - Bond Debenture Portfolio	$2,492,709	$4,760,111
Lord Abbett Series Fund - Growth and Income Portfolio	$5,885,254	$11,665,512
MFS® Growth Series	$808,299	$893,067
MFS® Investors Trust Series	$753,762	$672,018
MFS® Total Return Series	$5,473,423	$6,421,726
MFS® Value Series	$103,811	$398,906
BlackRock S&P 500 Index V.I. Fund	$2,556,219	$3,069,616
Invesco V.I. Equity and Income Fund	$2,640,523	$1,871,869
Morgan Stanley VIF Core Plus Fixed Income Portfolio	$2,865,367	$5,400,284
Morgan Stanley VIF Emerging Markets Debt Portfolio	$151,555	$308,548
Morgan Stanley VIF Emerging Markets Equity Portfolio	$2,023,203	$2,286,363
Morgan Stanley VIF Growth Portfolio	$39,651,798	$10,092,290
Morgan Stanley VIF Discovery Portfolio	$4,378,234	$1,502,360
Invesco V.I. American Value Fund	$5,173,156	$3,795,041
Invesco V.I. Equally-Weighted S&P 500 Fund	$3,640,535	$5,588,169
Morgan Stanley VIF Global Franchise Portfolio	$847,640	$1,095,326
Invesco V.I. Discovery Mid Cap Growth Fund	$2,111,947	$1,708,287
Invesco V.I. Capital Appreciation Fund	$8,094,241	$3,100,597
Invesco V.I. Global Fund	$17,581,067	$9,312,830
Invesco V.I. Main Street Fund®	$1,997,109	$1,178,066
Invesco V.I. Main Street Small Cap Fund®	$4,304,022	$4,277,782
Putnam VT Diversified Income Fund	$1,766,357	$2,832,473
Putnam VT Global Asset Allocation Fund	$367,660	$606,020
Putnam VT Growth Opportunities Fund	$992,445	$1,924,257
Putnam VT International Value Fund	$1,096,229	$2,326,278
Putnam VT International Equity Fund	$4,876,795	$2,563,570
Putnam VT Multi-Cap Core Fund	$3,889,896	$3,138,892
Putnam VT Sustainable Leaders Fund	$2,704,722	$1,760,489
Putnam VT Small Cap Value Fund	$4,426,607	$5,226,849
Putnam VT George Putnam Balanced Fund	$583,241	$512,315
Putnam VT Large Cap Value Fund	$3,518,329	$2,899,684
Invesco V.I. Growth and Income Fund	$6,804,469	$7,559,333
Invesco V.I. Comstock Fund	$7,966,521	$9,353,887
Invesco V.I. American Franchise Fund	$346,705	$291,416
Allspring VT Index Asset Allocation Fund	$25,119	$8,678
Allspring VT International Equity Fund	$3,299	$5,481
Allspring VT Small Cap Growth Fund	$243,131	$99,064
Allspring VT Discovery Fund	$46,014	$3,893
Allspring VT Opportunity Fund	$4,309	$1,875
Morgan Stanley VIF Global Infrastructure Portfolio	$1,156,933	$1,428,225
MFS® Core Equity Portfolio	$647,601	$441,566
MFS® Massachusetts Investors Growth Stock Portfolio	$492,117	$508,679

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2022 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
AB VPS Balanced Hedged Allocation Portfolio+	18,319	77,683	(59,364)
AB VPS International Value Portfolio	377,340	393,708	(16,368)
AB VPS Small/Mid Cap Value Portfolio	16,182	94,028	(77,846)
AB VPS Sustainable International Thematic Portfolio+	26,452	34,797	(8,345)
Invesco V.I. Government Securities Fund	107,304	132,433	(25,129)
Invesco V.I. High Yield Fund	17,792	51,945	(34,153)
Invesco V.I. EQV International Equity Fund+	2,583	2,608	(25)
Invesco V.I. Diversified Dividend Fund	93,828	148,357	(54,529)
Invesco V.I. Government Money Market Fund	2,348,382	2,054,079	294,303
AB VPS Growth and Income Portfolio	97,007	317,506	(220,499)
American Funds Insurance Series® The Bond Fund of America®	7,135	34,502	(27,367)
American Funds Insurance Series® Global Growth Fund	31,530	119,413	(87,883)
American Funds Insurance Series® Growth Fund	115,984	459,724	(343,740)
American Funds Insurance Series® Growth-Income Fund	125,621	382,030	(256,409)
American Funds Insurance Series® International Fund	79,408	171,615	(92,207)
American Funds Insurance Series® Global Small Capitalization Fund	15,649	32,284	(16,635)
Allspring VT Omega Growth Fund	2,749	1,600	1,149
Fidelity® VIP Equity-Income Portfolio	34,458	178,555	(144,097)
Fidelity® VIP Growth Portfolio	36,562	119,810	(83,248)
Fidelity® VIP Contrafund® Portfolio	144,961	481,506	(336,545)
Fidelity® VIP Mid Cap Portfolio	33,998	160,598	(126,600)
Fidelity® VIP Value Strategies Portfolio	94,193	54,910	39,283
Fidelity® VIP Dynamic Capital Appreciation Portfolio	8,116	32,791	(24,675)
Franklin Income VIP Fund	211	8,522	(8,311)
Franklin Small-Mid Cap Growth VIP Fund	23,858	55,192	(31,334)
Franklin Small Cap Value VIP Fund	1,423	3,685	(2,262)
Franklin Strategic Income VIP Fund	16,100	119,500	(103,400)
Franklin Mutual Shares VIP Fund	20,121	149,844	(129,723)
Templeton Developing Markets VIP Fund	11,890	20,052	(8,162)
Templeton Growth VIP Fund	8,930	45,472	(36,542)
Franklin Mutual Global Discovery VIP Fund	55	12,028	(11,973)
Templeton Global Bond VIP Fund	1,095	5,470	(4,375)
Hartford Balanced HLS Fund	256,587	1,130,434	(873,847)
Hartford Total Return Bond HLS Fund	4,711,394	19,197,565	(14,486,171)
Hartford Capital Appreciation HLS Fund	54,875	233,995	(179,120)
Hartford Dividend and Growth HLS Fund	1,014,217	5,487,518	(4,473,301)
Hartford Disciplined Equity HLS Fund	907,123	4,458,498	(3,551,375)
Hartford International Opportunities HLS Fund	1,659,346	3,394,580	(1,735,234)
Hartford MidCap HLS Fund	85,833	112,495	(26,662)
Hartford Ultrashort Bond HLS Fund	7,120,050	17,284,171	(10,164,121)
Hartford Small Company HLS Fund	579,113	567,035	12,078
Hartford SmallCap Growth HLS Fund	253,300	418,186	(164,886)
Hartford Stock HLS Fund	561,448	472,799	88,649
Lord Abbett Series Fund - Fundamental Equity Portfolio	27,035	133,249	(106,214)
Lord Abbett Series Fund - Dividend Growth Portfolio	5,711	42,794	(37,083)
Lord Abbett Series Fund - Bond Debenture Portfolio	64,864	228,647	(163,783)
Lord Abbett Series Fund - Growth and Income Portfolio	49,548	456,697	(407,149)
MFS® Growth Series	10,887	29,612	(18,725)
MFS® Investors Trust Series	4,966	20,394	(15,428)
MFS® Total Return Series	62,561	230,977	(168,416)
MFS® Value Series	1,474	14,504	(13,030)
BlackRock S&P 500 Index V.I. Fund	105,173	196,877	(91,704)
Invesco V.I. Equity and Income Fund	16,370	68,053	(51,683)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	96,811	349,941	(253,130)
Morgan Stanley VIF Emerging Markets Debt Portfolio	1,306	11,500	(10,194)
Morgan Stanley VIF Emerging Markets Equity Portfolio	54,614	112,650	(58,036)
Morgan Stanley VIF Growth Portfolio	100,011	271,679	(171,668)
Morgan Stanley VIF Discovery Portfolio	18,514	27,672	(9,158)
Invesco V.I. American Value Fund	43,611	101,374	(57,763)
Invesco V.I. Equally-Weighted S&P 500 Fund	17,278	128,584	(111,306)
Morgan Stanley VIF Global Franchise Portfolio	4,152	19,998	(15,846)
Invesco V.I. Discovery Mid Cap Growth Fund	25,259	57,670	(32,411)
Invesco V.I. Capital Appreciation Fund	51,059	89,126	(38,067)
Invesco V.I. Global Fund	234,470	316,973	(82,503)
Invesco V.I. Main Street Fund®	6,516	35,624	(29,108)
Invesco V.I. Main Street Small Cap Fund®	30,765	117,723	(86,958)
Putnam VT Diversified Income Fund	33,739	139,269	(105,530)
Putnam VT Global Asset Allocation Fund	510	17,959	(17,449)
Putnam VT Growth Opportunities Fund	7,985	71,612	(63,627)
Putnam VT International Value Fund	78,663	244,439	(165,776)
Putnam VT International Equity Fund	128,430	129,184	(754)
Putnam VT Multi-Cap Core Fund	29,129	121,724	(92,595)
Putnam VT Sustainable Leaders Fund	23,870	38,213	(14,343)
Putnam VT Small Cap Value Fund	44,256	110,829	(66,573)
Putnam VT George Putnam Balanced Fund	9,931	19,041	(9,110)
Putnam VT Large Cap Value Fund	48,577	60,409	(11,832)
Invesco V.I. Growth and Income Fund	73,213	196,003	(122,790)
Invesco V.I. Comstock Fund	164,351	225,021	(60,670)
Invesco V.I. American Franchise Fund	918	6,772	(5,854)
Allspring VT Index Asset Allocation Fund	8	1,551	(1,543)
Allspring VT International Equity Fund	179	336	(157)
Allspring VT Small Cap Growth Fund	27,824	20,754	7,070
Allspring VT Discovery Fund	209	65	144
Allspring VT Opportunity Fund	—	44	(44)
Morgan Stanley VIF Global Infrastructure Portfolio	30,646	89,603	(58,957)
MFS® Core Equity Portfolio	11,352	18,842	(7,490)
MFS® Massachusetts Investors Growth Stock Portfolio	4,392	18,701	(14,309)

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
AB VPS Balanced Wealth Strategy Portfolio	42,305	142,732	(100,427)
AB VPS International Value Portfolio	211,979	691,759	(479,780)
AB VPS Small/Mid Cap Value Portfolio	83,225	109,341	(26,116)
AB VPS International Growth Portfolio	17,329	42,886	(25,557)
Invesco V.I. Government Securities Fund	122,599	82,808	39,791
Invesco V.I. High Yield Fund	22,627	42,661	(20,034)
Invesco V.I. International Growth Fund	1,545	5,934	(4,389)
Invesco V.I. Diversified Dividend Fund	41,076	172,005	(130,929)
Invesco V.I. Government Money Market Fund	2,409,153	2,789,671	(380,518)
AB VPS Growth and Income Portfolio	100,082	453,109	(353,027)
American Funds Insurance Series® The Bond Fund of America®	41,745	36,468	5,277
American Funds Insurance Series® Global Growth Fund	44,814	117,617	(72,803)
American Funds Insurance Series® Growth Fund	85,450	547,382	(461,932)
American Funds Insurance Series® Growth-Income Fund	106,322	434,092	(327,770)
American Funds Insurance Series® International Fund	65,794	190,900	(125,106)
American Funds Insurance Series® Global Small Capitalization Fund	17,481	47,691	(30,210)
Allspring VT Omega Growth Fund	641	3,209	(2,568)
Fidelity® VIP Equity-Income Portfolio	25,351	217,719	(192,368)
Fidelity® VIP Growth Portfolio	53,550	109,224	(55,674)
Fidelity® VIP Contrafund® Portfolio	96,896	727,895	(630,999)
Fidelity® VIP Mid Cap Portfolio	34,206	216,236	(182,030)
Fidelity® VIP Value Strategies Portfolio	71,773	39,206	32,567
Fidelity® VIP Dynamic Capital Appreciation Portfolio	21,079	46,748	(25,669)
Franklin Income VIP Fund	1,167	7,887	(6,720)
Franklin Small-Mid Cap Growth VIP Fund	18,732	86,181	(67,449)
Franklin Small Cap Value VIP Fund	553	3,705	(3,152)
Franklin Strategic Income VIP Fund	67,332	152,602	(85,270)
Franklin Mutual Shares VIP Fund	39,292	190,629	(151,337)
Templeton Developing Markets VIP Fund	24,807	35,607	(10,800)
Templeton Growth VIP Fund	14,474	54,152	(39,678)
Franklin Mutual Global Discovery VIP Fund	62	2,099	(2,037)
Templeton Global Bond VIP Fund	6,894	10,983	(4,089)
Hartford Balanced HLS Fund	652,127	1,601,977	(949,850)
Hartford Total Return Bond HLS Fund	12,588,063	15,258,588	(2,670,525)
Hartford Capital Appreciation HLS Fund	44,470	238,595	(194,125)
Hartford Dividend and Growth HLS Fund	1,018,205	7,184,634	(6,166,429)
Hartford Disciplined Equity HLS Fund	933,474	6,980,935	(6,047,461)
Hartford International Opportunities HLS Fund	1,045,040	3,440,391	(2,395,351)
Hartford MidCap HLS Fund	43,877	169,301	(125,424)
Hartford Ultrashort Bond HLS Fund	9,953,537	12,935,270	(2,981,733)
Hartford Small Company HLS Fund	487,683	1,081,888	(594,205)
Hartford SmallCap Growth HLS Fund	162,430	474,946	(312,516)
Hartford Stock HLS Fund	272,073	1,715,518	(1,443,445)
Lord Abbett Series Fund - Fundamental Equity Portfolio	14,445	184,245	(169,800)
Lord Abbett Series Fund - Dividend Growth Portfolio	5,789	47,029	(41,240)
Lord Abbett Series Fund - Bond Debenture Portfolio	141,879	243,114	(101,235)
Lord Abbett Series Fund - Growth and Income Portfolio	59,960	589,807	(529,847)
MFS® Growth Series	11,992	32,102	(20,110)
MFS® Investors Trust Series	3,259	22,484	(19,225)
MFS® Total Return Series	54,021	199,479	(145,458)
MFS® Value Series	533	11,147	(10,614)
BlackRock S&P 500 Index V.I. Fund	212,448	210,750	1,698
Invesco V.I. Equity and Income Fund	30,203	76,648	(46,445)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	334,875	470,178	(135,303)
Morgan Stanley VIF Emerging Markets Debt Portfolio	15,811	9,782	6,029
Morgan Stanley VIF Emerging Markets Equity Portfolio	58,746	90,366	(31,620)
Morgan Stanley VIF Growth Portfolio	67,871	350,873	(283,002)
Morgan Stanley VIF Discovery Portfolio	16,124	89,125	(73,001)
Invesco V.I. American Value Fund	39,753	109,965	(70,212)
Invesco V.I. Equally-Weighted S&P 500 Fund	31,010	154,806	(123,796)
Morgan Stanley VIF Global Franchise Portfolio	5,887	16,013	(10,126)
Invesco V.I. Discovery Mid Cap Growth Fund	40,816	72,450	(31,634)
Invesco V.I. Capital Appreciation Fund	43,631	142,218	(98,587)
Invesco V.I. Global Fund	87,020	430,168	(343,148)
Invesco V.I. Main Street Fund®	4,979	35,271	(30,292)
Invesco V.I. Main Street Small Cap Fund®	38,884	238,070	(199,186)
Putnam VT Diversified Income Fund	97,447	136,466	(39,019)
Putnam VT Global Asset Allocation Fund	5,515	13,690	(8,175)
Putnam VT Growth Opportunities Fund	44,870	102,365	(57,495)
Putnam VT International Value Fund	48,291	204,329	(156,038)
Putnam VT International Equity Fund	87,082	167,983	(80,901)
Putnam VT Multi-Cap Core Fund	79,755	147,484	(67,729)
Putnam VT Sustainable Leaders Fund	8,495	65,309	(56,814)
Putnam VT Small Cap Value Fund	87,383	174,788	(87,405)
Putnam VT George Putnam Balanced Fund	13,292	39,124	(25,832)
Putnam VT Large Cap Value Fund	18,569	57,526	(38,957)
Invesco V.I. Growth and Income Fund	53,924	254,263	(200,339)
Invesco V.I. Comstock Fund	46,475	259,112	(212,637)
Invesco V.I. American Franchise Fund	2,534	4,710	(2,176)
Allspring VT Index Asset Allocation Fund	27	49,062	(49,035)
Allspring VT International Equity Fund	132	109	23
Allspring VT Small Cap Growth Fund	5,082	24,979	(19,897)
Allspring VT Discovery Fund	59	1,554	(1,495)
Allspring VT Opportunity Fund	—	39	(39)
Morgan Stanley VIF Global Infrastructure Portfolio	34,081	67,152	(33,071)
MFS® Core Equity Portfolio	9,460	11,255	(1,795)
MFS® Massachusetts Investors Growth Stock Portfolio	6,112	9,068	(2,956)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2022. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
AB VPS Balanced Hedged Allocation Portfolio+
2022	666,392	$14.816305	to	$20.064446	$11,643,421	0.75%	to	2.45%	2.98%	to	3.06%	(21.13)%	to	(19.77)%
2021	725,756	$18.785026	to	$25.009654	$15,911,317	0.75%	to	2.45%	0.26%	to	0.27%	10.62%	to	12.52%
2020	826,183	$16.981292	to	$22.227308	$16,221,767	0.75%	to	2.45%	2.16%	to	2.17%	6.61%	to	8.44%
2019	920,203	$15.928658	to	$20.498130	$16,790,829	0.75%	to	2.45%	2.31%	to	2.33%	15.34%	to	17.32%
2018	1,093,040	$13.809710	to	$17.471999	$17,118,685	0.75%	to	2.45%	1.66%	to	1.69%	(8.68)%	to	(7.11)%
AB VPS International Value Portfolio
2022	3,275,773	$10.778252	to	$12.094043	$30,889,304	0.75%	to	2.65%	4.16%	to	4.17%	(16.05)%	to	(14.44)%
2021	3,292,141	$12.597182	to	$14.406340	$36,599,079	0.75%	to	2.65%	1.68%	to	1.73%	7.96%	to	10.03%
2020	3,771,921	$11.449274	to	$13.344661	$38,358,783	0.75%	to	2.65%	1.55%	to	1.57%	(0.46)%	to	1.45%
2019	3,836,709	$11.285929	to	$13.406621	$38,797,563	0.75%	to	2.65%	0.79%	to	0.82%	13.74%	to	15.92%
2018	4,140,035	$9.736154	to	$11.787250	$36,346,466	0.75%	to	2.65%	1.08%	to	1.15%	(24.99)%	to	(23.55)%
AB VPS Small/Mid Cap Value Portfolio
2022	325,929	$32.402717	to	$35.042020	$9,412,772	0.75%	to	2.65%	0.83%	to	0.83%	(18.02)%	to	(16.45)%
2021	403,775	$38.781078	to	$42.745107	$13,909,280	0.75%	to	2.65%	0.55%	to	0.60%	32.06%	to	34.59%
2020	429,891	$28.813717	to	$32.367390	$11,191,467	0.75%	to	2.65%	0.80%	to	0.82%	0.36%	to	2.28%
2019	467,366	$28.170423	to	$32.251700	$11,951,465	0.75%	to	2.65%	0.27%	to	0.31%	16.77%	to	19.01%
2018	584,408	$23.671212	to	$27.619903	$12,757,276	0.75%	to	2.65%	0.22%	to	0.25%	(17.51)%	to	(15.93)%
AB VPS Sustainable International Thematic Portfolio+
2022	213,574	$10.564730	to	$16.267568	$2,063,403	0.75%	to	2.65%	—%	to	—%	(29.70)%	to	(28.35)%
2021	221,919	$14.744088	to	$23.139121	$3,001,301	0.75%	to	2.65%	—%	to	—%	5.18%	to	7.20%
2020	247,476	$13.753754	to	$21.998874	$3,136,285	0.75%	to	2.65%	1.00%	to	1.12%	26.21%	to	28.63%
2019	291,269	$10.692174	to	$17.429695	$2,875,392	0.75%	to	2.65%	0.27%	to	0.28%	23.91%	to	26.28%
2018	371,164	$8.466970	to	$14.066716	$2,925,469	0.75%	to	2.65%	0.39%	to	0.41%	(19.76)%	to	(18.22)%
Invesco V.I. Government Securities Fund
2022	485,176	$7.957505	to	$9.112942	$4,208,419	0.75%	to	2.85%	1.51%	to	2.10%	(13.09)%	to	(8.87)%
2021	510,305	$9.156184	to	$10.592198	$5,043,886	1.50%	to	2.85%	2.18%	to	2.39%	(5.18)%	to	(3.89)%
2020	470,514	$9.655950	to	$11.020532	$4,868,055	1.50%	to	2.85%	2.21%	to	2.29%	2.99%	to	4.39%
2019	478,606	$9.375253	to	$10.556720	$4,779,327	1.50%	to	2.85%	2.28%	to	2.36%	2.78%	to	4.18%
2018	583,593	$9.121813	to	$10.133629	$5,622,333	1.50%	to	2.85%	1.90%	to	2.04%	(2.52)%	to	(1.20)%
Invesco V.I. High Yield Fund
2022	303,364	$9.240400	to	$10.984969	$3,746,404	1.15%	to	2.85%	3.40%	to	4.70%	(12.10)%	to	(7.60)%
2021	337,517	$12.496733	to	$14.771739	$4,693,825	1.30%	to	2.85%	4.53%	to	4.78%	1.45%	to	3.03%
2020	357,551	$12.318201	to	$14.336765	$4,855,403	1.30%	to	2.85%	5.75%	to	6.04%	0.42%	to	1.98%
2019	390,640	$12.267129	to	$14.057815	$5,223,313	1.30%	to	2.85%	3.20%	to	4.61%	10.32%	to	12.04%
2018	457,256	$11.119509	to	$12.546798	$5,496,623	1.30%	to	2.85%	5.03%	to	5.05%	(6.07)%	to	(4.60)%
Invesco V.I. EQV International Equity Fund+
2022	28,557	$13.062716	to	$13.657031	$387,273	1.00%	to	1.30%	1.44%	to	1.51%	(19.56)%	to	(19.32)%
2021	28,582	$16.238587	to	$16.926482	$480,897	1.00%	to	1.30%	1.07%	to	1.11%	4.24%	to	4.56%
2020	32,971	$15.577711	to	$16.188985	$531,236	1.00%	to	1.30%	2.12%	to	2.14%	12.27%	to	12.61%
2019	38,093	$13.875077	to	$14.376364	$545,021	1.00%	to	1.30%	1.23%	to	1.24%	26.58%	to	26.96%
2018	47,094	$10.961172	to	$11.323201	$530,487	1.00%	to	1.30%	1.80%	to	1.87%	(16.30)%	to	(16.05)%
Invesco V.I. Diversified Dividend Fund
2022	1,328,888	$20.578662	to	$25.447325	$32,790,621	1.30%	to	2.85%	1.57%	to	1.76%	(4.68)%	to	(2.95)%
2021	1,383,417	$21.589428	to	$26.220885	$35,237,139	1.30%	to	2.85%	1.98%	to	2.05%	15.26%	to	17.36%
2020	1,514,346	$18.730463	to	$22.342569	$32,943,004	1.30%	to	2.85%	2.94%	to	3.10%	(2.94)%	to	(1.15)%
2019	1,725,159	$19.298093	to	$22.602936	$38,065,695	1.30%	to	2.85%	2.71%	to	2.91%	21.27%	to	23.48%
2018	1,907,000	$15.913596	to	$18.305504	$34,184,003	1.30%	to	2.85%	1.90%	to	2.16%	(10.40)%	to	(8.77)%
Invesco V.I. Government Money Market Fund
2022	6,177,948	$8.625496	to	$9.868202	$57,199,318	0.75%	to	2.85%	1.19%	to	1.48%	(1.59)%	to	0.70%
2021	5,883,645	$8.764919	to	$9.799820	$54,846,488	0.75%	to	2.85%	0.01%	to	0.01%	(2.80)%	to	(0.74)%
2020	6,264,163	$9.017706	to	$9.872922	$59,084,535	0.75%	to	2.85%	0.21%	to	0.25%	(2.60)%	to	(0.46)%
2019	5,239,601	$9.258696	to	$9.918056	$50,362,145	0.75%	to	2.85%	1.64%	to	1.89%	(1.21)%	to	1.14%
2018	5,414,561	$9.372312	to	$9.806648	$52,019,933	0.75%	to	2.85%	1.26%	to	1.55%	(1.55)%	to	0.79%
AB VPS Growth and Income Portfolio
2022	1,347,665	$12.644319	to	$13.600517	$17,717,264	0.75%	to	2.65%	1.06%	to	1.15%	(6.92)%	to	(5.13)%
2021	1,568,164	$13.584235	to	$14.336472	$21,925,414	0.75%	to	2.65%	0.63%	to	0.63%	24.50%	to	26.88%
2020	1,921,191	$10.911315	to	$11.299007	$21,358,213	0.75%	to	2.65%	1.35%	to	1.49%	(0.21)%	to	1.71%
2019♦	1,977,719	$10.933892	to	$11.109324	$21,808,512	0.75%	to	2.65%	1.02%	to	1.03%	9.34%	to	11.09%
American Funds Insurance Series® The Bond Fund of America®
2022	215,185	$9.607514	to	$9.765234	$2,092,867	1.00%	to	1.30%	2.60%	to	2.66%	(13.88)%	to	(13.62)%
2021	242,552	$11.155537	to	$11.304674	$2,733,386	1.00%	to	1.30%	1.15%	to	1.29%	(1.87)%	to	(1.58)%
2020	237,275	$11.368267	to	$11.485731	$2,719,489	1.00%	to	1.30%	1.84%	to	1.96%	7.97%	to	8.29%
2019	257,840	$10.529337	to	$10.606271	$2,730,961	1.00%	to	1.30%	2.15%	to	2.27%	7.67%	to	8.00%
2018	332,900	$9.779024	to	$9.820978	$3,266,616	1.00%	to	1.30%	2.17%	to	2.19%	(2.17)%	to	(1.87)%
American Funds Insurance Series® Global Growth Fund
2022	595,888	$14.098184	to	$33.283094	$17,212,532	1.00%	to	2.85%	0.43%	to	0.66%	(26.86)%	to	(25.67)%
2021	683,771	$18.966415	to	$45.504456	$26,651,539	1.00%	to	2.85%	0.22%	to	0.33%	13.15%	to	14.98%
2020	756,574	$16.495357	to	$40.216053	$25,523,193	1.00%	to	2.85%	0.16%	to	0.35%	26.80%	to	28.87%
2019	857,183	$12.799788	to	$31.715873	$22,648,098	1.00%	to	2.85%	0.95%	to	1.22%	31.48%	to	33.53%
2018	970,030	$9.585498	to	$24.122725	$19,227,163	1.00%	to	2.85%	0.51%	to	0.72%	(11.60)%	to	(10.14)%
American Funds Insurance Series® Growth Fund
2022	3,351,413	$17.033506	to	$46.496267	$114,515,182	1.00%	to	2.85%	0.10%	to	0.31%	(31.91)%	to	(30.81)%
2021	3,695,153	$24.618843	to	$68.286186	$183,472,535	1.00%	to	2.85%	0.06%	to	0.22%	18.56%	to	20.47%
2020	4,157,085	$20.435039	to	$57.594694	$171,418,048	1.00%	to	2.85%	0.21%	to	0.31%	47.81%	to	50.21%
2019	4,855,480	$13.604692	to	$38.964778	$133,729,036	1.00%	to	2.85%	0.54%	to	0.76%	27.10%	to	29.14%
2018	5,524,321	$10.534660	to	$30.656789	$117,987,304	1.00%	to	2.85%	0.24%	to	0.42%	(3.05)%	to	(1.49)%
American Funds Insurance Series® Growth-Income Fund
2022	2,596,108	$14.788099	to	$34.650125	$84,486,636	1.00%	to	2.85%	1.06%	to	1.26%	(18.84)%	to	(17.54)%
2021	2,852,517	$17.932740	to	$42.694898	$112,990,986	1.00%	to	2.85%	0.95%	to	1.12%	20.61%	to	22.57%
2020	3,180,287	$14.630813	to	$35.399020	$103,151,803	1.00%	to	2.85%	1.14%	to	1.35%	10.36%	to	12.12%
2019	3,601,449	$13.049109	to	$32.077355	$105,162,978	1.00%	to	2.85%	1.42%	to	1.61%	22.59%	to	24.60%
2018	4,099,673	$10.472634	to	$26.165699	$96,486,920	1.00%	to	2.85%	1.16%	to	1.38%	(4.55)%	to	(3.03)%
American Funds Insurance Series® International Fund
2022	1,329,923	$9.528196	to	$16.495693	$19,212,367	1.00%	to	2.85%	1.54%	to	1.69%	(23.02)%	to	(21.81)%
2021	1,422,130	$12.185706	to	$21.427362	$26,505,703	1.00%	to	2.85%	2.20%	to	2.45%	(4.26)%	to	(2.69)%
2020	1,547,236	$12.522654	to	$22.381819	$29,777,983	1.00%	to	2.85%	0.45%	to	0.66%	10.77%	to	12.53%
2019	1,709,753	$11.128469	to	$20.205671	$29,274,283	1.00%	to	2.85%	1.09%	to	1.33%	19.43%	to	21.45%
2018	1,962,191	$9.163194	to	$16.918422	$27,396,033	1.00%	to	2.85%	1.50%	to	1.68%	(15.58)%	to	(14.27)%
American Funds Insurance Series® Global Small Capitalization Fund
2022	298,231	$11.718135	to	$25.990328	$7,053,901	1.00%	to	2.85%	—%	to	—%	(31.54)%	to	(30.39)%
2021	314,866	$16.833983	to	$37.963283	$10,865,041	1.00%	to	2.85%	—%	to	—%	3.74%	to	5.37%
2020	345,076	$15.976393	to	$36.595066	$11,355,265	1.00%	to	2.85%	0.13%	to	0.17%	26.08%	to	28.10%
2019	397,419	$12.471597	to	$29.025539	$10,242,355	1.00%	to	2.85%	0.01%	to	0.15%	27.82%	to	29.94%
2018	453,257	$9.598082	to	$22.707496	$8,957,985	1.00%	to	2.85%	0.02%	to	0.08%	(13.06)%	to	(11.69)%
Allspring VT Omega Growth Fund
2022	15,228	$29.364709	to	$35.394087	$514,887	1.15%	to	2.65%	—%	to	—%	(38.85)%	to	(37.92)%
2021	14,079	$48.017615	to	$57.013070	$768,704	1.15%	to	2.65%	—%	to	—%	11.97%	to	13.66%
2020	16,647	$44.020458	to	$50.162098	$800,357	1.15%	to	2.40%	—%	to	—%	39.79%	to	41.55%
2019	23,919	$31.489875	to	$35.437921	$812,799	1.15%	to	2.40%	—%	to	—%	33.80%	to	35.48%
2018	31,844	$23.535157	to	$26.157360	$802,660	1.15%	to	2.40%	—%	to	—%	(2.10)%	to	(0.87)%
Fidelity® VIP Equity-Income Portfolio
2022	1,002,125	$28.912311	to	$31.986452	$25,695,477	0.75%	to	2.65%	1.73%	to	1.79%	(7.72)%	to	(5.95)%
2021	1,146,222	$30.742567	to	$34.664189	$31,439,127	0.75%	to	2.65%	1.61%	to	1.66%	21.35%	to	23.67%
2020	1,338,590	$24.857625	to	$28.565809	$29,873,495	0.75%	to	2.65%	1.56%	to	1.64%	3.66%	to	5.65%
2019	1,475,395	$23.529296	to	$27.558115	$31,411,559	0.75%	to	2.65%	1.75%	to	1.81%	23.78%	to	26.16%
2018	1,719,726	$18.650784	to	$22.151049	$29,221,519	0.75%	to	2.70%	0.23%	to	2.02%	(10.98)%	to	(9.22)%
Fidelity® VIP Growth Portfolio
2022	446,320	$47.132170	to	$48.886270	$18,537,815	0.75%	to	2.65%	0.25%	to	0.31%	(26.62)%	to	(25.21)%
2021	529,568	$63.017825	to	$66.619281	$29,394,645	0.75%	to	2.65%	—%	to	—%	19.69%	to	21.99%
2020	585,242	$51.660305	to	$55.659715	$27,043,881	0.75%	to	2.65%	0.03%	to	0.04%	39.80%	to	42.48%
2019	619,212	$36.258606	to	$39.814253	$20,293,959	0.75%	to	2.65%	0.06%	to	0.07%	30.47%	to	32.98%
2018	745,041	$27.267150	to	$30.361627	$18,492,660	0.75%	to	2.70%	0.04%	to	0.04%	(3.09)%	to	(1.18)%
Fidelity® VIP Contrafund® Portfolio
2022	3,440,378	$36.261376	to	$38.687306	$117,636,444	0.75%	to	2.65%	0.24%	to	0.26%	(28.41)%	to	(27.04)%
2021	3,776,923	$50.654083	to	$53.023928	$177,917,158	0.75%	to	2.65%	0.03%	to	0.03%	24.18%	to	26.56%
2020	4,407,922	$40.791530	to	$41.896828	$165,330,401	0.75%	to	2.65%	0.08%	to	0.08%	26.83%	to	29.26%
2019	5,254,287	$32.162459	to	$32.412549	$153,524,716	0.75%	to	2.65%	0.22%	to	0.22%	27.84%	to	30.29%
2018	6,331,981	$24.876468	to	$25.031160	$143,091,274	0.75%	to	2.70%	0.13%	to	0.42%	(9.13)%	to	(7.34)%
Fidelity® VIP Mid Cap Portfolio
2022	973,445	$33.495370	to	$35.883166	$30,811,771	0.75%	to	2.65%	0.27%	to	0.28%	(17.19)%	to	(15.60)%
2021	1,100,045	$40.450461	to	$42.517207	$41,466,232	0.75%	to	2.65%	0.34%	to	0.37%	22.03%	to	24.37%
2020	1,282,075	$33.147797	to	$34.185988	$39,186,155	0.75%	to	2.65%	0.39%	to	0.40%	14.79%	to	16.99%
2019	1,492,144	$28.878159	to	$29.222127	$39,234,678	0.75%	to	2.65%	0.63%	to	0.65%	19.95%	to	22.25%
2018	1,784,136	$23.903218	to	$23.953677	$38,746,600	0.75%	to	2.70%	0.12%	to	0.40%	(17.04)%	to	(15.41)%
Fidelity® VIP Value Strategies Portfolio
2022	205,090	$24.226233	to	$32.519569	$5,888,265	0.75%	to	2.40%	0.81%	to	0.95%	(9.55)%	to	(8.04)%
2021	165,807	$35.363338	to	$48.607551	$5,304,272	0.75%	to	2.65%	—%	to	1.27%	29.86%	to	32.35%
2020	133,240	$20.573961	to	$26.720428	$3,389,374	0.75%	to	2.40%	1.06%	to	1.07%	5.46%	to	7.21%
2019	142,001	$24.922653	to	$35.583144	$3,335,581	0.75%	to	2.65%	0.70%	to	1.37%	30.59%	to	33.10%
2018	174,055	$18.725255	to	$27.110179	$3,097,614	0.75%	to	2.70%	0.27%	to	0.69%	(19.70)%	to	(18.11)%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2022	136,363	$30.149475	to	$43.755669	$3,799,595	0.75%	to	2.65%	0.06%	to	0.11%	(23.12)%	to	(21.64)%
2021	161,038	$38.476007	to	$56.912837	$5,692,467	0.75%	to	2.65%	0.06%	to	0.12%	21.02%	to	23.34%
2020	186,707	$31.194560	to	$47.026877	$5,466,892	0.75%	to	2.65%	0.04%	to	0.05%	29.86%	to	32.35%
2019	200,421	$23.570538	to	$36.214599	$4,472,635	0.75%	to	2.65%	0.38%	to	0.39%	26.43%	to	28.85%
2018	229,852	$18.292705	to	$28.644561	$4,008,132	0.75%	to	2.65%	0.25%	to	0.34%	(7.65)%	to	(5.88)%
Franklin Income VIP Fund
2022	56,420	$17.967441	to	$18.785252	$1,042,038	1.00%	to	1.30%	4.61%	to	4.74%	(6.81)%	to	(6.53)%
2021	64,731	$19.281159	to	$20.098329	$1,281,982	1.00%	to	1.30%	4.42%	to	4.45%	15.08%	to	15.43%
2020	71,451	$16.754360	to	$17.412153	$1,227,205	1.00%	to	1.30%	5.27%	to	5.55%	(0.72)%	to	(0.42)%
2019	103,461	$16.876056	to	$17.486077	$1,779,030	1.00%	to	1.30%	5.14%	to	5.25%	14.55%	to	14.89%
2018	125,428	$14.732643	to	$15.219460	$1,884,863	1.00%	to	1.30%	4.61%	to	4.63%	(5.65)%	to	(5.37)%
Franklin Small-Mid Cap Growth VIP Fund
2022	541,283	$3.064066	to	$33.524031	$11,704,426	1.30%	to	2.85%	—%	to	—%	(35.56)%	to	(34.55)%
2021	572,617	$4.681498	to	$52.022538	$19,078,783	1.30%	to	2.85%	—%	to	—%	6.92%	to	8.59%
2020	640,066	$4.311080	to	$48.654992	$19,893,729	1.30%	to	2.85%	—%	to	—%	50.74%	to	53.09%
2019	736,906	$2.816027	to	$32.277769	$14,899,175	1.30%	to	2.85%	—%	to	—%	27.74%	to	29.74%
2018	825,064	$2.170552	to	$25.267830	$12,602,850	1.30%	to	2.85%	—%	to	—%	(8.03)%	to	(6.59)%
Franklin Small Cap Value VIP Fund
2022	14,933	$25.963306	to	$27.145328	$403,241	1.00%	to	1.30%	0.91%	to	0.93%	(11.27)%	to	(11.00)%
2021	17,195	$29.261561	to	$30.501997	$522,285	1.00%	to	1.30%	0.87%	to	0.88%	23.56%	to	23.93%
2020	20,347	$23.682808	to	$24.612870	$498,889	1.00%	to	1.30%	1.20%	to	1.42%	3.77%	to	4.08%
2019	21,739	$22.821822	to	$23.647005	$511,049	1.00%	to	1.30%	0.91%	to	0.93%	24.60%	to	24.97%
2018	23,738	$18.316251	to	$18.921681	$446,488	1.00%	to	1.30%	0.74%	to	0.76%	(14.13)%	to	(13.87)%
Franklin Strategic Income VIP Fund
2022	886,431	$2.082403	to	$13.395686	$15,704,952	1.30%	to	2.85%	4.39%	to	4.47%	(12.97)%	to	(11.61)%
2021	989,831	$2.356008	to	$15.392745	$20,150,882	1.30%	to	2.85%	3.41%	to	3.43%	(0.59)%	to	0.96%
2020	1,075,101	$2.333541	to	$15.484162	$21,882,207	1.30%	to	2.85%	5.04%	to	5.05%	0.84%	to	2.41%
2019	1,209,141	$2.278537	to	$15.355343	$24,376,941	1.30%	to	2.85%	5.32%	to	5.46%	5.36%	to	7.01%
2018	1,350,078	$2.129359	to	$14.574139	$25,560,922	1.30%	to	2.85%	2.79%	to	2.88%	(4.67)%	to	(3.18)%
Franklin Mutual Shares VIP Fund
2022	944,972	$17.543583	to	$21.046236	$22,108,022	1.00%	to	2.85%	1.70%	to	1.90%	(10.03)%	to	(8.39)%
2021	1,074,695	$19.150370	to	$23.393774	$27,495,915	1.00%	to	2.85%	2.70%	to	2.80%	15.82%	to	17.88%
2020	1,226,032	$16.245933	to	$20.198195	$26,272,266	1.00%	to	2.85%	2.79%	to	2.85%	(7.71)%	to	(6.11)%
2019	1,316,436	$17.303895	to	$21.886323	$30,472,706	1.00%	to	2.85%	1.73%	to	1.90%	19.13%	to	21.22%
2018	1,496,592	$14.274940	to	$18.371970	$28,905,104	1.00%	to	2.85%	2.27%	to	2.33%	(11.62)%	to	(10.06)%
Templeton Developing Markets VIP Fund
2022	162,277	$2.952835	to	$15.468099	$3,235,081	1.30%	to	2.85%	2.91%	to	3.38%	(23.91)%	to	(22.71)%
2021	170,439	$3.820693	to	$20.327621	$4,445,288	1.30%	to	2.85%	1.08%	to	1.08%	(8.17)%	to	(6.73)%
2020	181,239	$4.096390	to	$22.135044	$5,114,690	1.30%	to	2.85%	4.18%	to	4.35%	14.09%	to	15.87%
2019	202,966	$3.535300	to	$19.401747	$4,994,480	1.30%	to	2.85%	1.24%	to	1.25%	23.35%	to	25.28%
2018	233,127	$2.821929	to	$15.728631	$4,583,925	1.30%	to	2.85%	1.13%	to	1.13%	(17.82)%	to	(16.54)%
Templeton Growth VIP Fund
2022	281,340	$12.871631	to	$16.801090	$4,360,790	1.00%	to	2.85%	0.10%	to	0.16%	(13.99)%	to	(12.50)%
2021	317,882	$14.710195	to	$19.534551	$5,602,564	1.00%	to	2.85%	0.96%	to	1.06%	1.92%	to	3.80%
2020	357,560	$14.171226	to	$19.165649	$6,132,897	1.00%	to	2.85%	2.94%	to	2.96%	2.83%	to	4.60%
2019	396,590	$13.547671	to	$18.638810	$6,537,260	1.00%	to	2.85%	2.75%	to	2.78%	11.92%	to	13.82%
2018	470,513	$11.902331	to	$16.653819	$6,829,117	1.00%	to	2.85%	1.83%	to	1.98%	(17.24)%	to	(15.73)%
Franklin Mutual Global Discovery VIP Fund
2022	4,726	$17.915080	to	$18.730573	$88,503	1.00%	to	1.30%	0.01%	to	1.16%	(6.08)%	to	(5.80)%
2021	16,699	$19.075311	to	$19.883813	$323,578	1.00%	to	1.30%	2.48%	to	2.53%	17.44%	to	17.80%
2020	18,736	$16.242055	to	$16.879776	$309,282	1.00%	to	1.30%	2.21%	to	2.22%	(5.77)%	to	(5.49)%
2019	18,434	$17.237338	to	$17.860434	$322,461	1.00%	to	1.30%	1.42%	to	1.46%	22.67%	to	23.04%
2018	18,815	$14.051475	to	$14.515811	$268,035	1.00%	to	1.30%	2.11%	to	2.17%	(12.45)%	to	(12.19)%
Templeton Global Bond VIP Fund
2022	34,144	$11.672122	to	$12.203414	$409,230	1.00%	to	1.30%	—%	to	—%	(6.35)%	to	(6.07)%
2021	38,519	$12.463909	to	$12.992177	$492,306	1.00%	to	1.30%	—%	to	—%	(6.24)%	to	(5.96)%
2020	42,608	$13.293114	to	$13.815011	$580,173	1.00%	to	1.30%	7.69%	to	7.98%	(6.57)%	to	(6.29)%
2019	45,213	$14.228473	to	$14.742780	$657,701	1.00%	to	1.30%	6.86%	to	6.88%	0.54%	to	0.84%
2018	52,133	$14.151907	to	$14.619522	$753,640	1.00%	to	1.30%	—%	to	—%	0.58%	to	0.88%
Hartford Balanced HLS Fund
2022	7,007,470	$2.870135	to	$25.997550	$24,080,372	0.75%	to	2.70%	1.77%	to	1.77%	(15.73)%	to	(14.07)%
2021	7,881,317	$3.340183	to	$30.851727	$31,368,926	0.75%	to	2.70%	0.95%	to	0.99%	16.46%	to	18.75%
2020	8,831,167	$2.812788	to	$26.652450	$30,624,934	0.75%	to	2.65%	1.80%	to	1.85%	8.70%	to	10.78%
2019	9,700,777	$2.539028	to	$24.384267	$30,107,163	0.75%	to	2.70%	—%	to	1.92%	19.53%	to	21.88%
2018	11,319,110	$2.083224	to	$20.400707	$28,098,366	0.75%	to	2.70%	2.00%	to	2.21%	(7.77)%	to	(5.95)%
Hartford Total Return Bond HLS Fund
2022	90,510,752	$2.172954	to	$11.678799	$250,847,323	0.75%	to	2.65%	2.82%	to	2.95%	(16.46)%	to	(14.85)%
2021	104,996,923	$2.552039	to	$13.888442	$345,020,344	0.75%	to	2.70%	0.75%	to	2.44%	(3.58)%	to	(1.69)%
2020	107,667,448	$2.595793	to	$14.404813	$360,967,883	0.75%	to	2.70%	3.57%	to	3.69%	6.12%	to	8.21%
2019	109,547,017	$2.398795	to	$13.573620	$339,798,705	0.75%	to	2.70%	3.95%	to	6.71%	7.70%	to	9.82%
2018	121,181,694	$2.184209	to	$12.602703	$343,025,934	0.75%	to	2.70%	3.85%	to	3.93%	(3.45)%	to	(1.55)%
Hartford Capital Appreciation HLS Fund
2022	1,364,232	$33.348664	to	$36.046325	$39,989,581	0.75%	to	2.65%	0.93%	to	0.93%	(17.52)%	to	(15.93)%
2021	1,543,352	$39.668677	to	$43.701215	$54,276,198	0.75%	to	2.65%	0.46%	to	0.47%	11.76%	to	13.90%
2020	1,737,477	$34.826417	to	$39.102540	$54,172,335	0.75%	to	2.65%	0.53%	to	0.96%	18.73%	to	21.00%
2019	2,052,512	$28.781166	to	$32.934724	$53,336,045	0.75%	to	2.65%	1.16%	to	1.19%	27.85%	to	30.30%
2018	2,414,429	$22.088388	to	$25.760765	$48,440,371	0.75%	to	2.65%	0.86%	to	0.88%	(9.39)%	to	(7.65)%
Hartford Dividend and Growth HLS Fund
2022	28,591,391	$5.523075	to	$36.610157	$175,024,483	0.75%	to	2.65%	1.67%	to	1.99%	(11.32)%	to	(9.62)%
2021	33,064,692	$6.110626	to	$41.282540	$224,174,627	0.75%	to	2.65%	1.24%	to	1.27%	28.55%	to	31.01%
2020	39,231,121	$4.664227	to	$32.114764	$204,938,429	0.75%	to	2.65%	1.71%	to	2.19%	4.95%	to	6.96%
2019	35,589,844	$4.360565	to	$30.600049	$173,907,938	0.75%	to	2.65%	1.88%	to	1.88%	25.24%	to	27.64%
2018	41,777,807	$3.416206	to	$24.432755	$161,919,221	0.75%	to	2.65%	1.84%	to	1.93%	(7.80)%	to	(6.03)%
Hartford Disciplined Equity HLS Fund
2022	30,487,026	$4.197602	to	$42.066752	$149,691,366	0.75%	to	2.65%	0.96%	to	1.01%	(21.08)%	to	(19.56)%
2021	34,038,401	$5.218570	to	$53.303179	$210,081,292	0.75%	to	2.65%	0.54%	to	0.56%	22.24%	to	24.58%
2020	40,085,862	$4.188959	to	$43.606715	$198,923,579	0.75%	to	2.65%	0.49%	to	0.66%	14.95%	to	17.16%
2019	23,825,288	$3.575440	to	$37.933869	$97,630,948	0.75%	to	2.65%	0.73%	to	0.84%	30.62%	to	33.12%
2018	29,772,474	$2.685881	to	$29.042474	$91,602,796	0.75%	to	2.65%	0.70%	to	0.74%	(4.56)%	to	(2.73)%
Hartford International Opportunities HLS Fund
2022	19,635,420	$2.374658	to	$19.218494	$52,618,775	0.75%	to	2.65%	1.65%	to	1.80%	(20.29)%	to	(18.76)%
2021	21,370,654	$2.922935	to	$24.110339	$70,713,710	0.75%	to	2.65%	0.99%	to	1.02%	5.00%	to	7.01%
2020	23,766,005	$2.731401	to	$22.962539	$73,741,139	0.75%	to	2.65%	1.72%	to	1.93%	17.30%	to	19.55%
2019	28,045,775	$2.284757	to	$19.576026	$73,113,954	0.75%	to	2.65%	1.83%	to	1.84%	23.12%	to	25.48%
2018	33,006,943	$1.820791	to	$15.899856	$69,031,504	0.75%	to	2.65%	1.79%	to	1.91%	(20.87)%	to	(19.35)%
Hartford MidCap HLS Fund
2022	781,736	$9.410569	to	$9.847167	$7,536,681	0.75%	to	2.65%	0.88%	to	0.92%	(26.29)%	to	(24.87)%
2021	808,398	$12.757386	to	$13.106566	$10,467,821	0.75%	to	2.70%	—%	to	—%	6.98%	to	9.09%
2020♦	933,822	$11.925056	to	$12.014847	$11,183,739	0.75%	to	2.70%	0.05%	to	0.05%	19.25%	to	20.15%
Hartford Ultrashort Bond HLS Fund
2022	49,953,431	$1.191494	to	$7.434425	$61,308,285	0.75%	to	2.65%	0.22%	to	0.30%	(2.78)%	to	(0.91)%
2021	60,117,552	$1.202495	to	$7.597367	$75,731,213	0.75%	to	2.70%	0.69%	to	0.74%	(2.85)%	to	(0.94)%
2020	63,099,285	$1.213845	to	$7.819891	$80,065,994	0.75%	to	2.70%	1.47%	to	2.08%	(1.26)%	to	0.68%
2019	23,424,583	$1.205675	to	$7.919998	$29,418,414	0.75%	to	2.70%	1.87%	to	1.98%	0.07%	to	2.04%
2018	27,183,003	$1.181526	to	$7.954167	$33,070,899	0.75%	to	2.65%	1.15%	to	1.44%	(1.09)%	to	0.81%
Hartford Small Company HLS Fund
2022	3,265,985	$4.555081	to	$33.873583	$16,761,274	0.75%	to	2.65%	—%	to	—%	(32.75)%	to	(31.45)%
2021	3,253,907	$6.645218	to	$50.367119	$24,494,887	0.75%	to	2.65%	—%	to	—%	(1.10)%	to	0.80%
2020	3,848,112	$6.592358	to	$50.925435	$28,947,698	0.75%	to	2.65%	—%	to	—%	51.46%	to	54.36%
2019	4,771,175	$4.270872	to	$33.624032	$23,243,129	0.75%	to	2.65%	—%	to	—%	33.42%	to	35.97%
2018	6,150,766	$3.140948	to	$25.202529	$21,909,488	0.75%	to	2.65%	—%	to	—%	(6.74)%	to	(4.95)%
Hartford SmallCap Growth HLS Fund
2022	2,523,666	$4.258789	to	$39.540148	$11,105,748	0.75%	to	2.65%	—%	to	—%	(30.33)%	to	(28.99)%
2021	2,688,552	$5.997735	to	$56.755923	$16,618,390	0.75%	to	2.65%	—%	to	—%	1.30%	to	3.24%
2020	3,001,068	$5.809475	to	$56.029517	$18,386,101	0.75%	to	2.65%	—%	to	—%	29.72%	to	32.20%
2019	3,604,276	$4.394407	to	$43.194042	$17,102,135	0.75%	to	2.65%	—%	to	—%	32.26%	to	34.80%
2018	4,338,383	$3.259945	to	$32.493141	$15,391,452	0.75%	to	2.70%	—%	to	—%	(14.05)%	to	(12.36)%
Hartford Stock HLS Fund
2022	2,595,222	$3.635356	to	$44.413857	$11,762,997	0.75%	to	2.65%	2.01%	to	2.36%	(7.62)%	to	(5.85)%
2021	2,506,573	$3.861095	to	$48.077266	$12,646,730	0.75%	to	2.65%	0.44%	to	1.23%	21.71%	to	24.05%
2020	3,950,018	$3.112617	to	$39.500475	$14,609,155	0.75%	to	2.65%	1.58%	to	1.73%	9.15%	to	11.24%
2019	4,444,162	$2.798119	to	$36.190648	$15,006,154	0.75%	to	2.65%	1.63%	to	1.65%	27.79%	to	30.24%
2018	5,114,161	$2.148428	to	$28.320447	$13,380,390	0.75%	to	2.65%	1.52%	to	1.82%	(2.76)%	to	(0.89)%
Lord Abbett Series Fund - Fundamental Equity Portfolio
2022	616,670	$26.454814	to	$30.074871	$16,735,886	0.75%	to	2.65%	1.04%	to	1.06%	(14.29)%	to	(12.64)%
2021	722,884	$30.864038	to	$34.426590	$22,594,082	0.75%	to	2.65%	0.78%	to	0.88%	23.99%	to	26.36%
2020	892,684	$24.893133	to	$27.244354	$22,211,923	0.75%	to	2.65%	1.07%	to	1.28%	(0.89)%	to	1.01%
2019	916,417	$25.116148	to	$26.971120	$22,702,055	0.75%	to	2.65%	1.23%	to	1.25%	18.34%	to	20.61%
2018	1,084,344	$21.223589	to	$22.362641	$22,373,534	0.75%	to	2.65%	1.36%	to	1.42%	(10.56)%	to	(8.84)%
Lord Abbett Series Fund - Dividend Growth Portfolio
2022	262,055	$27.161341	to	$36.454063	$8,740,660	0.75%	to	2.40%	0.85%	to	0.86%	(15.60)%	to	(14.20)%
2021	299,138	$32.182358	to	$42.485423	$11,675,511	0.75%	to	2.40%	0.69%	to	0.73%	22.64%	to	24.68%
2020	340,378	$26.240321	to	$34.074738	$10,713,345	0.75%	to	2.40%	0.95%	to	1.01%	12.68%	to	14.55%
2019	391,625	$23.287618	to	$29.745758	$10,806,892	0.75%	to	2.40%	1.53%	to	1.58%	23.45%	to	25.50%
2018	445,674	$23.267706	to	$23.701441	$9,877,251	0.75%	to	2.65%	—%	to	1.75%	(7.17)%	to	(5.38)%
Lord Abbett Series Fund - Bond Debenture Portfolio
2022	1,239,600	$18.376929	to	$21.407522	$23,591,192	0.75%	to	2.65%	3.31%	to	4.43%	(15.08)%	to	(13.45)%
2021	1,403,383	$21.641087	to	$24.735288	$30,905,893	0.75%	to	2.65%	2.85%	to	3.94%	0.58%	to	2.51%
2020	1,504,618	$21.516952	to	$24.130598	$32,521,996	0.75%	to	2.65%	3.89%	to	4.14%	4.50%	to	6.50%
2019	1,686,657	$20.590588	to	$22.657286	$34,410,634	0.75%	to	2.65%	3.78%	to	3.85%	10.39%	to	12.51%
2018	1,843,195	$18.652412	to	$20.138473	$33,696,213	0.75%	to	2.65%	4.09%	to	4.18%	(6.53)%	to	(4.74)%
Lord Abbett Series Fund - Growth and Income Portfolio
2022	2,120,198	$26.109662	to	$26.715928	$49,591,893	0.75%	to	2.65%	0.92%	to	1.24%	(11.81)%	to	(10.12)%
2021	2,527,347	$29.048295	to	$30.293262	$66,175,810	0.75%	to	2.65%	0.84%	to	1.01%	25.65%	to	28.06%
2020	3,057,194	$22.683992	to	$24.109553	$62,885,630	0.75%	to	2.65%	1.66%	to	1.70%	0.01%	to	1.93%
2019	3,281,557	$22.254489	to	$24.106738	$66,580,562	0.75%	to	2.65%	1.62%	to	1.65%	19.29%	to	21.58%
2018	3,886,115	$18.304613	to	$20.207974	$65,256,394	0.75%	to	2.65%	1.31%	to	1.58%	(10.55)%	to	(8.83)%
MFS® Growth Series
2022	168,018	$4.448239	to	$42.912754	$3,931,578	1.30%	to	2.85%	—%	to	—%	(33.56)%	to	(32.52)%
2021	186,743	$6.591909	to	$64.588578	$6,547,440	1.30%	to	2.85%	—%	to	—%	20.06%	to	21.94%
2020	206,853	$5.405960	to	$53.795606	$5,988,789	1.30%	to	2.85%	—%	to	—%	28.15%	to	30.15%
2019	228,806	$4.153483	to	$41.977321	$5,031,764	1.30%	to	2.85%	—%	to	—%	34.27%	to	36.37%
2018	233,697	$3.045852	to	$31.263680	$3,767,688	1.30%	to	2.85%	0.09%	to	0.09%	(0.22)%	to	1.34%
MFS® Investors Trust Series
2022	161,214	$3.554964	to	$33.247846	$4,229,997	1.30%	to	2.85%	0.38%	to	0.67%	(18.84)%	to	(17.57)%
2021	176,642	$4.312657	to	$40.965050	$5,663,828	1.30%	to	2.85%	0.62%	to	0.62%	23.25%	to	25.18%
2020	195,867	$3.445277	to	$33.236919	$5,062,184	1.30%	to	2.85%	0.63%	to	0.65%	10.67%	to	12.40%
2019	211,376	$3.065248	to	$30.032763	$4,874,506	1.30%	to	2.85%	0.69%	to	0.69%	27.88%	to	29.88%
2018	232,454	$2.360048	to	$23.484504	$4,149,388	1.30%	to	2.85%	0.63%	to	0.63%	(8.14)%	to	(6.71)%
MFS® Total Return Series
2022	1,417,218	$20.165572	to	$20.595658	$34,594,256	1.00%	to	2.85%	1.49%	to	1.72%	(12.13)%	to	(10.74)%
2021	1,585,634	$22.591204	to	$23.437536	$43,442,831	1.00%	to	2.85%	1.60%	to	1.76%	10.91%	to	12.70%
2020	1,731,092	$20.044839	to	$21.131954	$42,486,457	1.00%	to	2.85%	1.98%	to	2.27%	6.73%	to	8.43%
2019	1,969,886	$18.487003	to	$19.799841	$45,003,821	1.00%	to	2.85%	2.10%	to	2.44%	17.00%	to	18.92%
2018	2,247,450	$15.545512	to	$16.922591	$43,553,663	1.00%	to	2.85%	2.05%	to	2.14%	(8.26)%	to	(6.81)%

MFS® Value Series
2022	30,381	$26.499655	to	$27.705352	$834,433	1.00%	to	1.30%	0.68%	to	1.16%	(7.36)%	to	(7.08)%
2021	43,411	$28.603764	to	$29.815545	$1,274,491	1.00%	to	1.30%	1.11%	to	1.16%	23.54%	to	23.91%
2020	54,025	$23.153119	to	$24.061732	$1,283,836	1.00%	to	1.30%	1.36%	to	1.39%	1.89%	to	2.19%

2019	57,334	$22.724241	to	$23.545252	$1,334,660	1.00%	to	1.30%	1.84%	to	1.87%	27.83%	to	28.22%
2018	67,673	$17.776467	to	$18.363556	$1,229,901	1.00%	to	1.30%	1.33%	to	1.33%	(11.51)%	to	(11.25)%
BlackRock S&P 500 Index V.I. Fund
2022	1,145,936	$12.906224	to	$14.203887	$15,610,912	0.75%	to	2.70%	1.48%	to	1.60%	(20.41)%	to	(18.84)%
2021	1,237,640	$16.216069	to	$17.501407	$20,928,108	0.75%	to	2.70%	1.14%	to	1.22%	25.11%	to	27.58%
2020	1,235,942	$12.961089	to	$13.718509	$16,503,276	0.75%	to	2.70%	1.82%	to	1.91%	15.09%	to	17.36%
2019	1,231,799	$11.261579	to	$11.689558	$14,153,852	0.75%	to	2.70%	1.99%	to	2.20%	27.85%	to	30.36%
2018♦	1,407,772	$8.808744	to	$8.967003	$12,519,012	0.75%	to	2.70%	1.02%	to	2.50%	(11.91)%	to	(10.33)%
Invesco V.I. Equity and Income Fund
2022	610,938	$20.949259	to	$23.242905	$14,259,262	1.30%	to	2.85%	1.43%	to	1.70%	(10.31)%	to	(8.71)%
2021	662,621	$22.946864	to	$25.914112	$16,970,547	1.30%	to	2.85%	1.65%	to	1.74%	15.03%	to	17.12%
2020	709,066	$19.592639	to	$22.528701	$15,603,270	1.30%	to	2.85%	2.02%	to	2.22%	6.57%	to	8.53%
2019	806,219	$18.052374	to	$21.139861	$16,324,393	1.30%	to	2.85%	2.52%	to	3.13%	16.64%	to	18.81%
2018	923,134	$15.194062	to	$18.123947	$15,942,199	1.30%	to	2.85%	2.02%	to	2.20%	(12.27)%	to	(10.67)%
Morgan Stanley VIF Core Plus Fixed Income Portfolio
2022	1,674,619	$1.519499	to	$11.458070	$22,047,566	1.30%	to	2.85%	3.87%	to	4.07%	(16.74)%	to	(15.44)%
2021	1,927,749	$1.796906	to	$13.761716	$30,116,597	1.30%	to	2.85%	3.84%	to	3.96%	(3.12)%	to	(1.61)%
2020	2,063,052	$1.826339	to	$14.205628	$33,164,329	1.30%	to	2.85%	2.86%	to	2.94%	4.77%	to	6.41%
2019	2,177,485	$1.716369	to	$13.558720	$32,642,061	1.30%	to	2.85%	3.78%	to	4.20%	7.77%	to	9.45%
2018	2,312,647	$1.568198	to	$12.581725	$32,135,718	1.30%	to	2.85%	2.47%	to	2.58%	(3.44)%	to	(1.93)%
Morgan Stanley VIF Emerging Markets Debt Portfolio
2022	73,066	$2.267115	to	$12.974359	$1,483,061	1.30%	to	2.85%	6.84%	to	7.51%	(21.02)%	to	(19.79)%
2021	83,260	$2.826377	to	$16.427782	$2,153,768	1.30%	to	2.85%	4.42%	to	5.07%	(4.78)%	to	(3.29)%
2020	77,231	$2.922509	to	$17.251902	$2,155,902	1.30%	to	2.85%	4.51%	to	4.56%	2.58%	to	4.18%
2019	87,639	$2.805178	to	$16.817855	$2,389,569	1.30%	to	2.85%	5.28%	to	5.61%	11.04%	to	12.78%
2018	122,929	$2.487378	to	$15.145357	$2,782,361	1.30%	to	2.85%	5.53%	to	5.61%	(9.56)%	to	(8.15)%
Morgan Stanley VIF Emerging Markets Equity Portfolio
2022	553,718	$15.082118	to	$18.625066	$9,219,948	0.75%	to	2.85%	0.37%	to	0.42%	(27.19)%	to	(25.69)%
2021	611,754	$20.714426	to	$25.064486	$13,906,834	0.75%	to	2.85%	0.79%	to	0.83%	0.09%	to	2.18%
2020	643,374	$20.695059	to	$24.528745	$14,505,408	0.75%	to	2.85%	1.36%	to	1.39%	11.22%	to	13.51%
2019	721,861	$18.606606	to	$21.609331	$14,518,148	0.75%	to	2.85%	1.01%	to	1.28%	16.23%	to	18.62%
2018	828,449	$16.008587	to	$18.217039	$14,141,905	0.75%	to	2.85%	0.39%	to	0.46%	(19.79)%	to	(18.13)%
Morgan Stanley VIF Growth Portfolio
2022	2,115,720	$20.370945	to	$24.173091	$49,675,229	1.30%	to	2.85%	—%	to	—%	(61.29)%	to	(60.59)%
2021	2,287,388	$52.621816	to	$61.330363	$136,902,910	1.30%	to	2.85%	—%	to	—%	(2.95)%	to	(1.19)%
2020	2,570,390	$54.222607	to	$62.067071	$156,134,083	1.30%	to	2.85%	—%	to	—%	110.68%	to	114.51%

2019	2,981,552	$25.736385	to	$28.934684	$84,627,879	1.30%	to	2.85%	—%	to	—%	27.78%	to	30.11%
2018	3,396,620	$20.141440	to	$22.239407	$74,320,698	1.30%	to	2.85%	—%	to	—%	4.28%	to	6.15%
Morgan Stanley VIF Discovery Portfolio
2022	171,372	$31.706780	to	$33.090703	$5,120,510	0.75%	to	2.65%	—%	to	—%	(63.94)%	to	(63.25)%
2021	180,530	$87.931002	to	$90.031761	$14,782,064	0.75%	to	2.65%	—%	to	—%	(13.52)%	to	(11.86)%
2020	253,531	$101.673558	to	$102.143757	$23,506,109	0.75%	to	2.65%	—%	to	—%	145.47%	to	150.16%
2019	225,861	$40.830716	to	$41.420160	$8,497,925	0.75%	to	2.65%	—%	to	—%	36.31%	to	38.92%
2018	249,997	$29.391239	to	$30.386461	$6,774,844	0.75%	to	2.65%	—%	to	—%	7.64%	to	9.70%
Invesco V.I. American Value Fund
2022	525,880	$33.426587	to	$33.730989	$19,094,793	0.75%	to	2.85%	0.46%	to	0.76%	(5.35)%	to	(3.59)%
2021	583,643	$34.986734	to	$35.315751	$22,082,429	0.75%	to	2.85%	0.21%	to	0.45%	24.36%	to	26.67%
2020	653,855	$27.620017	to	$28.398415	$19,614,927	0.75%	to	2.85%	0.64%	to	0.92%	(1.72)%	to	0.10%
2019	726,246	$27.591378	to	$28.895086	$21,903,166	0.75%	to	2.85%	0.41%	to	0.71%	21.52%	to	23.78%
2018	817,512	$22.290857	to	$23.778585	$19,962,423	0.75%	to	2.85%	0.19%	to	0.49%	(15.10)%	to	(13.52)%
Invesco V.I. Equally-Weighted S&P 500 Fund
2022	847,854	$4.730371	to	$42.823308	$39,026,163	1.30%	to	2.85%	0.74%	to	0.89%	(14.53)%	to	(12.95)%
2021	959,160	$5.433875	to	$50.104678	$49,368,390	1.30%	to	2.85%	1.04%	to	1.12%	25.27%	to	27.51%
2020	1,082,956	$4.261601	to	$39.998584	$43,651,796	1.30%	to	2.85%	1.27%	to	1.33%	9.26%	to	11.29%
2019	1,297,855	$3.829355	to	$36.609563	$45,155,805	1.30%	to	2.85%	1.60%	to	1.85%	24.85%	to	27.13%
2018	1,422,397	$3.012149	to	$29.323565	$39,370,203	1.30%	to	2.85%	1.02%	to	1.10%	(10.69)%	to	(9.07)%
Morgan Stanley VIF Global Franchise Portfolio
2022	121,104	$33.142580	to	$52.176776	$5,408,096	1.50%	to	2.85%	0.57%	to	0.60%	(19.89)%	to	(18.80)%
2021	136,950	$41.368811	to	$64.253294	$7,614,330	1.50%	to	2.85%	0.67%	to	0.67%	18.26%	to	19.86%
2020	147,076	$34.981861	to	$53.605210	$6,921,888	1.50%	to	2.85%	0.85%	to	0.85%	10.03%	to	11.52%
2019	174,522	$31.793543	to	$48.066491	$7,374,828	1.50%	to	2.85%	0.86%	to	0.93%	25.89%	to	27.60%
2018	205,871	$25.254243	to	$37.668871	$6,866,521	1.50%	to	2.85%	1.03%	to	1.04%	(4.53)%	to	(3.23)%
Invesco V.I. Discovery Mid Cap Growth Fund
2022	153,960	$10.958706	to	$31.835071	$4,241,722	0.75%	to	2.85%	—%	to	—%	(33.07)%	to	(31.65)%
2021	186,371	$16.373274	to	$46.573883	$7,478,557	0.75%	to	2.85%	—%	to	—%	15.46%	to	17.91%
2020	218,005	$14.180959	to	$39.500672	$7,541,966	0.75%	to	2.85%	—%	to	—%	39.19%	to	41.81%
2019	241,463	$28.378075	to	$39.608394	$6,306,716	0.75%	to	2.65%	—%	to	—%	35.38%	to	37.97%
2018	227,274	$20.568057	to	$29.257419	$4,395,096	0.75%	to	2.65%	—%	to	—%	(8.76)%	to	(7.00)%
Invesco V.I. Capital Appreciation Fund
2022	577,208	$30.652739	to	$34.901591	$15,673,786	0.75%	to	2.65%	—%	to	—%	(32.77)%	to	(31.48)%
2021	615,275	$44.735153	to	$51.915077	$24,496,589	0.75%	to	2.65%	—%	to	—%	19.09%	to	21.37%
2020	713,862	$36.859188	to	$43.594579	$23,766,075	0.75%	to	2.65%	—%	to	—%	32.68%	to	35.22%

2019	890,485	$27.258340	to	$32.857358	$22,062,689	0.75%	to	2.65%	—%	to	—%	32.30%	to	34.83%
2018	1,049,205	$20.216510	to	$24.710868	$19,385,863	0.75%	to	2.70%	—%	to	—%	(8.46)%	to	(6.66)%
Invesco V.I. Global Fund
2022	2,265,301	$27.235024	to	$27.946836	$56,472,032	0.75%	to	2.65%	—%	to	—%	(33.72)%	to	(32.45)%
2021	2,347,804	$41.090879	to	$41.369564	$87,146,179	0.75%	to	2.65%	—%	to	—%	12.16%	to	14.31%
2020	2,690,952	$36.190441	to	$36.635664	$87,947,291	0.75%	to	2.65%	0.42%	to	0.44%	24.01%	to	26.39%
2019	3,217,462	$28.634834	to	$29.542783	$83,655,540	0.75%	to	2.65%	0.63%	to	0.64%	28.02%	to	30.47%
2018	3,923,744	$21.946942	to	$23.076493	$78,730,110	0.75%	to	2.65%	0.77%	to	0.77%	(15.66)%	to	(14.04)%
Invesco V.I. Main Street Fund®
2022	149,024	$31.626400	to	$33.529518	$4,074,005	0.75%	to	2.65%	1.00%	to	1.10%	(22.40)%	to	(20.91)%
2021	178,132	$39.985769	to	$43.206106	$6,227,586	0.75%	to	2.65%	0.51%	to	0.51%	23.91%	to	26.28%
2020	208,424	$31.664050	to	$34.869839	$5,824,931	0.75%	to	2.65%	1.17%	to	1.18%	10.72%	to	12.84%
2019	238,460	$28.059885	to	$31.493335	$5,953,833	0.75%	to	2.65%	0.81%	to	0.82%	28.30%	to	30.75%
2018	273,020	$21.460030	to	$24.423709	$5,205,703	0.75%	to	2.70%	0.90%	to	0.91%	(10.55)%	to	(8.78)%
Invesco V.I. Main Street Small Cap Fund®
2022	794,078	$35.873738	to	$39.199858	$25,536,594	0.75%	to	2.70%	0.25%	to	0.26%	(18.28)%	to	(16.67)%
2021	881,036	$43.050411	to	$47.969172	$34,248,519	0.75%	to	2.70%	0.17%	to	0.18%	19.01%	to	21.35%
2020	1,080,222	$35.476339	to	$40.307414	$34,827,090	0.75%	to	2.70%	0.37%	to	0.38%	16.45%	to	18.74%
2019	1,260,004	$29.876845	to	$34.613533	$34,453,131	0.75%	to	2.70%	—%	to	—%	22.78%	to	25.19%
2018	1,435,931	$23.864862	to	$28.192134	$31,591,827	0.75%	to	2.70%	—%	to	0.06%	(12.92)%	to	(11.21)%
Putnam VT Diversified Income Fund
2022	573,249	$16.105544	to	$26.087902	$11,138,197	0.75%	to	2.65%	6.80%	to	6.85%	(4.90)%	to	(3.08)%
2021	678,779	$16.935383	to	$26.915716	$13,654,049	0.75%	to	2.65%	0.44%	to	0.64%	(9.38)%	to	(7.65)%
2020	717,798	$18.689170	to	$29.143816	$15,653,655	0.75%	to	2.65%	7.45%	to	7.56%	(3.50)%	to	(1.64)%
2019	774,559	$19.366147	to	$29.631179	$17,392,727	0.75%	to	2.65%	3.10%	to	4.70%	8.32%	to	10.40%
2018	873,721	$17.878272	to	$26.840057	$17,745,189	0.75%	to	2.65%	4.23%	to	4.53%	(3.57)%	to	(1.72)%
Putnam VT Global Asset Allocation Fund
2022	80,587	$17.347198	to	$76.064988	$2,714,290	0.75%	to	2.40%	1.36%	to	1.39%	(18.02)%	to	(16.66)%
2021	98,036	$21.160525	to	$91.266043	$3,910,343	0.75%	to	2.40%	0.70%	to	0.76%	11.25%	to	13.10%
2020	106,211	$19.020992	to	$80.696251	$3,799,164	0.75%	to	2.40%	1.86%	to	1.99%	9.65%	to	11.47%
2019	124,756	$24.098186	to	$72.392460	$4,237,503	0.75%	to	2.65%	1.43%	to	1.51%	14.07%	to	16.26%
2018	155,598	$21.125881	to	$62.270063	$4,715,014	0.75%	to	2.65%	1.79%	to	1.83%	(9.68)%	to	(7.95)%
Putnam VT Growth Opportunities Fund
2022	182,185	$19.565790	to	$21.809652	$3,780,765	0.75%	to	2.40%	—%	to	—%	(32.15)%	to	(31.02)%
2021	245,812	$28.439127	to	$31.618739	$7,420,762	0.75%	to	2.65%	—%	to	—%	19.45%	to	21.74%
2020	303,307	$23.808344	to	$25.972541	$7,550,881	0.75%	to	2.65%	0.03%	to	0.06%	35.08%	to	37.67%

2019	277,097	$17.624970	to	$18.865477	$5,055,664	0.75%	to	2.65%	0.13%	to	0.13%	33.17%	to	35.72%
2018	238,371	$13.234813	to	$13.900099	$3,235,130	0.75%	to	2.65%	—%	to	—%	(0.30)%	to	1.62%
Putnam VT International Value Fund
2022	739,872	$10.075850	to	$15.845463	$6,845,663	0.75%	to	2.65%	2.01%	to	2.03%	(9.24)%	to	(7.50)%
2021	905,648	$10.893230	to	$17.459598	$9,069,936	0.75%	to	2.65%	2.03%	to	2.13%	11.93%	to	14.08%
2020	1,061,686	$9.548857	to	$15.598314	$9,366,508	0.75%	to	2.65%	2.62%	to	2.69%	1.22%	to	3.16%
2019	1,086,309	$9.255912	to	$15.409764	$9,339,551	0.75%	to	2.65%	2.68%	to	2.77%	17.08%	to	19.32%
2018	1,278,103	$7.756954	to	$13.161632	$9,275,115	0.75%	to	2.65%	2.04%	to	2.05%	(19.77)%	to	(18.23)%
Putnam VT International Equity Fund
2022	1,094,581	$15.795173	to	$28.818359	$19,725,017	0.75%	to	2.70%	1.54%	to	1.60%	(17.04)%	to	(15.41)%
2021	1,095,335	$19.039511	to	$34.066311	$23,424,514	0.75%	to	2.70%	1.14%	to	1.33%	5.92%	to	8.01%
2020	1,176,236	$17.975032	to	$31.540766	$23,460,892	0.75%	to	2.70%	1.62%	to	1.71%	9.11%	to	11.26%
2019	1,347,561	$16.474127	to	$28.349164	$24,207,500	0.75%	to	2.70%	1.39%	to	1.43%	21.82%	to	24.22%
2018	1,541,412	$13.522987	to	$22.821959	$22,425,912	0.75%	to	2.70%	1.28%	to	1.38%	(21.27)%	to	(19.72)%
Putnam VT Multi-Cap Core Fund
2022	400,157	$32.465799	to	$39.926530	$10,344,773	0.75%	to	2.65%	0.98%	to	0.98%	(17.97)%	to	(16.40)%
2021	492,752	$38.834016	to	$48.675114	$14,968,255	0.75%	to	2.65%	0.59%	to	0.64%	27.59%	to	30.03%
2020	560,481	$29.864980	to	$38.150428	$13,550,279	0.75%	to	2.65%	0.92%	to	1.23%	14.26%	to	16.45%
2019	663,563	$25.646352	to	$33.389635	$13,746,418	0.75%	to	2.65%	1.09%	to	1.11%	28.19%	to	30.65%
2018	777,289	$19.629905	to	$26.046161	$12,380,412	0.75%	to	2.65%	1.08%	to	1.10%	(10.05)%	to	(8.32)%
Putnam VT Sustainable Leaders Fund
2022	232,810	$35.211555	to	$44.517527	$9,586,534	0.75%	to	2.65%	0.54%	to	0.55%	(24.93)%	to	(23.49)%
2021	247,153	$46.904217	to	$58.182800	$13,367,823	0.75%	to	2.65%	0.14%	to	0.15%	20.30%	to	22.61%
2020	303,967	$38.987859	to	$47.453470	$13,485,424	0.75%	to	2.65%	0.43%	to	0.49%	25.38%	to	27.78%
2019	385,164	$31.095944	to	$37.136111	$13,425,536	0.75%	to	2.65%	0.45%	to	0.45%	32.80%	to	35.34%
2018	474,992	$23.416305	to	$27.439238	$12,334,474	0.75%	to	2.65%	—%	to	—%	(4.10)%	to	(2.26)%
Putnam VT Small Cap Value Fund
2022	310,061	$32.802514	to	$56.421431	$13,881,093	0.75%	to	2.65%	0.17%	to	0.18%	(15.26)%	to	(13.63)%
2021	376,634	$38.708570	to	$65.326285	$19,504,789	0.75%	to	2.65%	0.74%	to	0.75%	36.25%	to	38.86%
2020	464,039	$28.410525	to	$47.045557	$17,560,304	0.75%	to	2.65%	0.95%	to	1.01%	1.24%	to	3.19%
2019	475,126	$28.061200	to	$45.592713	$17,641,119	0.75%	to	2.65%	0.65%	to	0.71%	21.00%	to	23.31%
2018	511,197	$23.191987	to	$36.973130	$15,560,388	0.75%	to	2.65%	0.36%	to	0.39%	(22.02)%	to	(20.53)%
Putnam VT George Putnam Balanced Fund
2022	146,803	$24.480969	to	$25.147226	$3,337,391	0.75%	to	2.65%	0.72%	to	0.91%	(18.19)%	to	(16.62)%
2021	155,913	$29.925419	to	$30.160767	$4,274,857	0.75%	to	2.65%	0.82%	to	0.83%	10.98%	to	13.10%
2020	181,745	$26.666460	to	$26.965609	$4,460,220	0.75%	to	2.65%	0.98%	to	1.18%	12.39%	to	14.54%

2019	183,577	$23.280691	to	$23.993232	$3,864,726	0.75%	to	2.65%	1.38%	to	1.40%	20.76%	to	23.08%
2018	199,527	$18.915301	to	$19.867780	$3,419,565	0.75%	to	2.65%	0.69%	to	0.71%	(5.68)%	to	(3.87)%
Putnam VT Large Cap Value Fund
2022	295,845	$38.172937	to	$49.893492	$13,265,227	0.75%	to	2.65%	1.50%	to	1.53%	(5.66)%	to	(3.86)%
2021	307,677	$40.465294	to	$51.894015	$14,552,449	0.75%	to	2.65%	1.20%	to	1.24%	23.98%	to	26.35%
2020	346,634	$32.639476	to	$41.070792	$13,091,257	0.75%	to	2.65%	1.68%	to	1.72%	3.04%	to	5.01%
2019	400,350	$31.677548	to	$39.110370	$14,472,195	0.75%	to	2.65%	1.99%	to	2.04%	27.00%	to	29.43%
2018	465,980	$24.943267	to	$30.217189	$13,092,751	0.75%	to	2.65%	0.60%	to	0.74%	(10.88)%	to	(9.17)%
Invesco V.I. Growth and Income Fund
2022	1,055,072	$27.720824	to	$41.535968	$36,727,104	0.75%	to	2.85%	1.23%	to	1.26%	(8.64)%	to	(6.70)%
2021	1,177,862	$30.343527	to	$44.520591	$44,241,330	0.75%	to	2.85%	1.33%	to	1.37%	24.59%	to	27.23%
2020	1,378,201	$24.354979	to	$34.992069	$40,582,056	0.75%	to	2.85%	1.94%	to	2.00%	(1.01)%	to	1.09%
2019	1,524,671	$24.603987	to	$34.615136	$44,782,129	0.75%	to	2.85%	1.54%	to	1.70%	21.35%	to	23.92%
2018	1,734,239	$20.275955	to	$27.934093	$40,879,438	0.75%	to	2.85%	1.71%	to	1.77%	(16.02)%	to	(14.24)%
Invesco V.I. Comstock Fund
2022	1,063,985	$33.804915	to	$45.247300	$40,765,517	0.75%	to	2.85%	1.33%	to	1.34%	(1.99)%	to	0.09%
2021	1,124,655	$34.490444	to	$45.205513	$43,655,953	0.75%	to	2.85%	1.56%	to	1.64%	29.31%	to	32.05%
2020	1,337,292	$26.673255	to	$34.233870	$39,710,265	0.75%	to	2.85%	2.17%	to	2.20%	(3.87)%	to	(1.83)%
2019	1,451,151	$27.746310	to	$34.870955	$44,302,628	0.75%	to	2.85%	1.68%	to	1.88%	21.43%	to	24.01%
2018	1,625,908	$22.848801	to	$28.119971	$40,381,761	0.75%	to	2.85%	1.41%	to	1.43%	(14.83)%	to	(13.02)%
Invesco V.I. American Franchise Fund
2022	23,416	$38.427911	to	$41.544432	$844,666	1.50%	to	2.85%	—%	to	—%	(33.23)%	to	(32.32)%
2021	29,270	$56.778911	to	$62.219757	$1,569,701	1.50%	to	2.85%	—%	to	—%	8.51%	to	9.99%
2020	31,446	$51.623288	to	$57.338447	$1,544,663	1.50%	to	2.85%	—%	to	—%	38.01%	to	39.88%
2019	33,180	$36.904503	to	$41.546902	$1,154,415	1.50%	to	2.85%	—%	to	—%	32.60%	to	34.40%
2018	35,357	$27.459185	to	$31.332991	$915,908	1.50%	to	2.85%	—%	to	—%	(6.59)%	to	(5.32)%
Allspring VT Index Asset Allocation Fund
2022	67,090	$2.362462	to	$3.012446	$189,663	1.15%	to	2.40%	0.63%	to	0.63%	(18.99)%	to	(17.97)%
2021	68,633	$2.916369	to	$3.672509	$238,190	1.15%	to	2.40%	0.06%	to	0.58%	13.25%	to	14.67%
2020	117,668	$2.575230	to	$3.202665	$339,581	1.15%	to	2.40%	0.82%	to	0.82%	13.82%	to	15.26%
2019	138,604	$2.262447	to	$2.778741	$349,302	1.15%	to	2.40%	1.05%	to	1.09%	17.31%	to	18.78%
2018	156,422	$1.928635	to	$2.339348	$336,590	1.15%	to	2.40%	0.97%	to	0.97%	(5.21)%	to	(4.01)%
Allspring VT International Equity Fund
2022	1,488	$14.671687	to	$14.671687	$21,834	1.15%	to	1.15%	3.44%	to	3.44%	(12.89)%	to	(12.89)%
2021	1,645	$16.843032	to	$16.843032	$27,710	1.15%	to	1.15%	1.03%	to	1.03%	5.65%	to	5.65%
2020	1,622	$15.125708	to	$15.942763	$25,859	1.15%	to	1.65%	—%	to	2.76%	3.21%	to	3.73%

2019	1,778	$14.654856	to	$15.369429	$27,104	1.15%	to	1.65%	3.42%	to	3.69%	13.60%	to	14.17%
2018	1,960	$12.900493	to	$13.462107	$26,199	1.15%	to	1.65%	11.05%	to	11.31%	(18.63)%	to	(18.22)%
Allspring VT Small Cap Growth Fund
2022	121,494	$4.291503	to	$40.510205	$497,816	1.15%	to	2.65%	—%	to	—%	(36.14)%	to	(35.17)%
2021	114,424	$6.619924	to	$63.436482	$724,486	1.15%	to	2.65%	—%	to	—%	4.83%	to	6.41%
2020	134,321	$5.002186	to	$6.221110	$801,765	1.15%	to	2.40%	—%	to	—%	54.05%	to	55.98%
2019	186,564	$3.247220	to	$3.988378	$732,029	1.15%	to	2.40%	—%	to	—%	21.87%	to	23.40%
2018	208,034	$2.664424	to	$3.231967	$661,556	1.15%	to	2.40%	—%	to	—%	(1.09)%	to	0.15%
Allspring VT Discovery Fund
2022	2,656	$33.733506	to	$39.865357	$102,131	1.15%	to	2.10%	—%	to	—%	(39.14)%	to	(38.56)%
2021	2,512	$55.430787	to	$64.885614	$158,784	1.15%	to	2.10%	—%	to	—%	(7.01)%	to	(6.13)%
2020	4,007	$59.611638	to	$69.120111	$265,345	1.15%	to	2.10%	—%	to	—%	59.27%	to	60.79%
2019	4,036	$37.426886	to	$42.987024	$166,675	1.15%	to	2.10%	—%	to	—%	36.14%	to	37.43%
2018	5,576	$27.492270	to	$31.278490	$167,780	1.15%	to	2.10%	—%	to	—%	(8.99)%	to	(8.13)%
Allspring VT Opportunity Fund
2022	574	$32.303320	to	$35.271536	$20,180	1.15%	to	1.65%	—%	to	—%	(22.10)%	to	(21.71)%
2021	618	$41.469985	to	$45.054370	$27,749	1.15%	to	1.65%	0.04%	to	0.04%	22.74%	to	23.35%
2020	657	$33.787618	to	$36.525094	$23,922	1.15%	to	1.65%	0.44%	to	0.44%	19.03%	to	19.62%
2019	707	$27.370593	to	$30.533706	$21,532	1.15%	to	1.90%	—%	to	0.29%	28.99%	to	29.96%
2018	2,665	$21.218434	to	$23.493970	$61,047	1.15%	to	1.90%	0.19%	to	0.19%	(8.89)%	to	(8.21)%
Morgan Stanley VIF Global Infrastructure Portfolio
2022	549,007	$12.180120	to	$14.308408	$7,611,537	1.30%	to	2.85%	2.73%	to	2.90%	(10.89)%	to	(9.20)%
2021	607,964	$13.887139	to	$15.758919	$9,311,251	1.30%	to	2.65%	2.37%	to	2.53%	11.02%	to	12.78%
2020	641,035	$12.508380	to	$13.972601	$8,751,964	1.30%	to	2.65%	1.42%	to	1.57%	(4.01)%	to	(2.43)%
2019	726,927	$12.878148	to	$14.320177	$10,200,916	1.30%	to	2.85%	—%	to	2.90%	24.28%	to	26.65%
2018	812,238	$10.362344	to	$11.307147	$9,032,239	1.30%	to	2.85%	2.80%	to	3.22%	(10.48)%	to	(9.04)%
MFS® Core Equity Portfolio
2022	164,114	$18.053527	to	$20.410901	$3,180,077	1.30%	to	2.85%	0.32%	to	0.32%	(19.60)%	to	(18.34)%
2021	171,604	$22.454026	to	$24.994966	$4,089,775	1.30%	to	2.85%	0.42%	to	0.43%	21.79%	to	23.69%
2020	173,399	$18.436294	to	$20.207117	$3,366,146	1.30%	to	2.85%	0.73%	to	0.73%	15.37%	to	17.18%
2019	181,243	$15.979690	to	$17.245228	$3,025,044	1.30%	to	2.85%	0.71%	to	0.78%	29.45%	to	31.47%
2018	217,280	$12.344188	to	$13.116972	$2,772,156	1.30%	to	2.85%	0.68%	to	0.68%	(6.53)%	to	(5.07)%
MFS® Massachusetts Investors Growth Stock Portfolio
2022	115,262	$19.660809	to	$22.052900	$2,435,860	1.40%	to	2.85%	0.11%	to	0.12%	(21.53)%	to	(20.38)%
2021	129,571	$25.055307	to	$27.698488	$3,454,424	1.40%	to	2.85%	0.25%	to	0.25%	22.43%	to	24.22%
2020	132,527	$20.464186	to	$22.297504	$2,858,382	1.40%	to	2.85%	0.36%	to	0.46%	19.08%	to	20.82%

2019	162,565	$17.184736	to	$18.454748	$2,923,081	1.40%	to	2.85%	0.38%	to	0.59%	36.02%	to	38.01%
2018	172,250	$12.633840	to	$13.372276	$2,252,834	1.40%	to	2.85%	0.56%	to	0.58%	(2.02)%	to	(0.59)%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2022 and through April 17, 2023, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

Deloitte & Touche LLP City Place I, 33rd Floor 185 Asylum Street Hartford, CT 06103-3402 USA Tel: +1 860 725 3000 Fax: +1 860 725 3500 www.deloitte.com

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of
Talcott Resolution Life and Annuity Insurance Company

Opinions
We have audited the statutory-basis financial statements of Talcott Resolution Life and Annuity Insurance Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2022 and 2021, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting
In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the State of Connecticut Department of Insurance described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the State of Connecticut Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the State of Connecticut Department of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements
Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements
Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

April 20, 2023

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS
(STATUTORY-BASIS)

Admitted assets	As of December 31,
	2022	2021

Bonds	$4,138,348,506	$4,637,506,005
Common and preferred stocks	41,343,111	45,203,078
Mortgage loans on real estate	994,929,174	809,966,089
Contract loans	88,064,702	91,332,445
Cash, cash equivalents and short-term investments	308,374,219	223,475,184
Derivatives	324,672,074	230,104,884
Other invested assets	741,703,744	623,472,598
Total cash and invested assets	6,637,435,530	6,661,060,283

Investment income due and accrued	50,857,847	50,898,403
Amounts recoverable for reinsurance	61,453,139	57,983,762
Federal income tax recoverable	6,228,345	21,736,496
Net deferred tax asset	50,724,082	54,062,000
Other assets	43,578,817	40,357,915
Separate Account assets	22,177,651,722	29,464,947,964
Total admitted assets	$29,027,929,482	$36,351,046,823

Liabilities
Aggregate reserves for future benefits	$4,665,137,323	$4,830,420,101
Liability for deposit-type contracts	169,982,853	183,768,067
Policy and contract claim liabilities	18,096,785	23,430,216
Asset valuation reserve	150,405,868	142,453,157
Interest maintenance reserve	44,552,487	33,239,300
Payables to parent, subsidiaries and affiliates	—	21,274,697
Accrued expense allowances and amounts due from Separate Accounts	(29,215,545)	(35,177,320)
Derivatives	82,797,458	39,551,990
Collateral on derivatives	67,775,933	25,301,279
Payable for repurchase agreements	117,625,113	183,544,160
Payable for securities	328,457,512	382,568,267
Other liabilities	286,032,802	283,280,747
Separate Account liabilities	22,177,651,722	29,464,947,964
Total liabilities	$28,079,300,311	$35,578,602,625

Capital and surplus
Common stock - par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding	2,500,000	2,500,000
Aggregate write-ins for other than special surplus funds	152,270,975	175,960,103
Gross paid-in and contributed surplus	85,431,561	85,431,561
Unassigned surplus	708,426,635	508,552,534
Total capital and surplus	948,629,171	772,444,198

Total liabilities and capital and surplus	$29,027,929,482	$36,351,046,823

See notes to financial statements.

                         4

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS
(STATUTORY-BASIS)

Revenues	For the years ended December 31,
	2022	2021	2020

Premiums and annuity considerations	$53,657,635	$(13,324,595,621)	$135,503,495
Net investment income	264,978,097	408,082,476	284,999,031
Commissions and expense allowances on reinsurance ceded	122,225,247	39,512,222	40,176,892
Reserve adjustments on reinsurance ceded	(1,774,178,634)	12,877,758,325	(455,831,436)
Fee income	532,738,067	608,547,614	566,055,501
Other revenues	3,512,061	9,315,635	9,802,097
Total revenues	(797,067,527)	618,620,651	580,705,580

Benefits and expenses
Death and annuity benefits	225,544,078	327,677,837	309,993,312
Disability and other benefits	1,496,188	1,606,730	1,822,063
Surrenders and other fund withdrawals	1,117,014,637	2,758,605,951	2,554,992,951
Commissions and expense allowances	118,867,688	147,142,508	134,027,588
Decrease in aggregate reserves for life and accident and health policies	(135,623,991)	(34,516,791)	(107,901,611)
General insurance expenses	83,024,619	102,920,029	72,340,299
Net transfers from Separate Accounts	(2,126,951,518)	(2,813,979,291)	(2,605,128,491)
Modified coinsurance adjustment on reinsurance assumed	(106,703,339)	(142,346,945)	(129,063,015)
IMR adjustment on reinsurance ceded	(20,735,675)	(104,364,668)	—
Other expenses	9,082,975	9,698,947	12,194,085
Total benefits and expenses	(834,984,338)	252,444,307	243,277,181

Net gain from operations before federal income tax benefit	37,916,811	366,176,344	337,428,399
Federal income tax benefit	(24,113,001)	(27,766,917)	(65,215,649)
Net gain from operations	62,029,812	393,943,261	402,644,048

Net realized capital losses, after tax	(64,448,103)	(259,332,205)	(355,549,269)
Net income	$(2,418,291)	$134,611,056	$47,094,779

See notes to financial statements.

                            5

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
(STATUTORY-BASIS)

Common stock - Par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding	For the years ended December 31,
	2022	2021	2020

Balance, beginning and end of year	$2,500,000	$2,500,000	$2,500,000

Gross paid-in and contributed surplus
Balance, beginning and end of year	85,431,561	85,431,561	85,431,561

Aggregate write-ins for other than special surplus funds
Balance, beginning of year	175,960,103	199,649,231	223,338,361
Amortization, decreases of gain on inforce reinsurance	(23,689,128)	(23,689,128)	(23,689,130)
Balance, end of year	152,270,975	175,960,103	199,649,231

Unassigned funds
Balance, beginning of year	508,552,534	334,109,048	668,014,412

Net income	(2,418,291)	134,611,056	47,094,779
Change in net unrealized capital gains (losses) on investments, net of tax	178,330,164	63,027,827	63,801,748
Change in net unrealized foreign exchange capital gains (losses)	(66,229)	74,876	943,174
Change in net deferred income tax	(29,476,801)	(8,023,900)	(69,213,609)
Change in reserve on account of change in valuation basis decrease	29,658,787	—	—
Change in asset valuation reserve	(7,952,711)	(7,759,456)	(6,185,849)
Change in nonadmitted assets	31,799,182	(7,486,917)	29,654,393
Dividends to stockholder	—	—	(400,000,000)
Balance, end of year	708,426,635	508,552,534	334,109,048

Capital and surplus
Balance, end of year	$772,444,198	$772,444,198	$621,689,840

See notes to financial statements.

                         6

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CASH FLOWS
(STATUTORY-BASIS)

Operating activities	For the years ended December 31,
	2022	2021	2020

Premiums and annuity considerations	$69,239,339	$146,190,683	$136,031,492
Net investment income	277,363,687	431,210,702	372,021,855
Reserve adjustments on reinsurance	(1,774,178,634)	(477,668,735)	(455,831,436)
Miscellaneous income	624,065,016	624,769,152	583,105,110
Total income	(803,510,592)	724,501,802	635,327,021

Benefits paid	1,355,290,002	3,100,030,507	2,867,926,352
Federal income tax recovered (paid)	(32,346,128)	(66,707,900)	(15,155,445)
Net transfers from Separate Accounts	(2,132,913,293)	(2,819,180,559)	(2,614,652,271)
Other expenses	147,741,656	190,060,371	151,838,371
Total benefits and expenses	(662,227,763)	404,202,419	389,957,007
Net cash (used for) provided by operating activities	(141,282,829)	320,299,383	245,370,014

Investing activities
Proceeds from investments sold, matured or repaid
Bonds	1,487,473,862	1,397,586,532	976,426,133
Common and preferred stocks	1,027,964	7,838,285	10,133,339
Mortgage loans	94,776,584	144,650,434	131,129,986
Derivatives and other	101,806,791	494,141,313	70,017,579
Total investment proceeds	1,685,085,201	2,044,216,564	1,187,707,037

Cost of investments acquired
Bonds	955,896,139	1,438,251,127	984,005,477
Common and preferred stocks	2,485,870	30,216,379	11,980,227
Mortgage loans	279,402,635	187,868,518	54,734,810
Derivatives and other	205,246,216	782,188,617	123,412,680
Total investments acquired	1,443,030,860	2,438,524,641	1,174,133,194
Net decrease in contract loans	(3,267,743)	(3,709,863)	(4,883,195)
Net cash provided by investing activities	245,322,084	(390,598,214)	18,457,038

Financing and miscellaneous activities
Return of paid-in surplus	—	—	—
Dividends to stockholder	—	—	(400,000,000)
Other cash (used) provided	(19,140,219)	3,923,187	16,403,380
Net cash (used for) provided by financing and miscellaneous activities	(19,140,219)	3,923,187	(383,596,620)

Net increase (decrease) in cash, cash equivalents and short-term investments	84,899,036	(66,375,644)	(119,769,568)
Cash, cash equivalents and short-term investments, beginning of year	223,475,184	289,850,828	409,620,396
Cash, cash equivalents and short-term investments, end of year	$308,374,220	$223,475,184	$289,850,828

Note: Supplemental disclosures of cash flow information for non-cash transactions:
Non-cash proceeds from invested asset exchanges - bonds, mortgage loans, and other invested assets	(65,993,960)	(47,978,871)	(8,481,263)
Non-cash acquisitions from invested asset exchanges - bonds, mortgage loans and other invested assets	(65,993,960)	(47,978,871)	(8,481,263)
Non-cash reserve adjustments on reinsurance ceded	—	(13,355,427,060)	—
Non-cash ceded premiums for reinsurance	20,735,675	13,467,654,534	—
Non-cash transfer of funds witheld for unauthorized reinsurance	(13,148,500)	(102,388,675)	—
Non-cash transfer of IMR liability for reinsurance	20,735,675	(104,364,668)	—
Non-cash IMR adjustment on reinsurance ceded	(20,735,675)	104,364,668	—
Non-cash transfer of other balances for reinsurance	—	(9,838,799)	—
Non-cash transfer of reserves for assumption reinsurance	(7,587,175)	—	—
See notes to financial statements.
7

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

1. Organization and Description of Business

Talcott Resolution Life and Annuity Insurance Company (“TLA” or the “Company”) is a wholly-owned subsidiary of Talcott Resolution Life Insurance Company ("TL"), which is a direct subsidiary of TR Re, Ltd. As a result of a December 2021 restructuring, the Company has a new indirect parent company, TR Re, Ltd., a Class E insurer domiciled in Bermuda.

On June 30, 2021, the Company's previous indirect owner, Hopmeadow Holdings GP LLC, completed the sale of Talcott Resolution Life Inc. ("TLI") and its life and annuity operating subsidiaries, including the Company, (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street a global investment firm, with and into Talcott Holdings, LP (TLI's indirect parent) pursuant to an Agreement and Plan of Merger (the "Agreement"). Through the Agreement, Talcott Financial Group, Ltd. obtained 100% indirect control of TLI and its life and annuity operating subsidiaries. As a result of this sale and merger, the Company has new indirect owners.

The Company maintains a complete line of fixed and variable annuities, universal and traditional individual life insurance and benefit products such as disability insurance.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory-basis financial statements of TLA have been prepared in conformity with statutory accounting practices prescribed or permitted by State of Connecticut Insurance Department (the "Department"). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Connecticut for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the State of Connecticut Insurance Law. The National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed practices by the State of Connecticut.

A difference prescribed by Connecticut state law allows the Company to receive a reinsurance reserve credit for a reinsurance treaty that provides for a limited right of unilateral cancellation by the reinsurer. Even if the Company did not obtain reinsurance reserve credit for this reinsurance treaty, the Company's risk-based capital would not have triggered a regulatory event.

A reconciliation of the Company’s net (loss) income and capital and surplus between NAIC SAP and practices prescribed by the Department is shown below for the years ended December 31:

	SSAP #	F/S Page	2022	2021	2020
Net (loss) income
1. TLA state basis			$(2,418,291)	$134,611,056	$47,094,779
2. State prescribed practices that change NAIC SAP:
Less: Reinsurance reserve credit (as described above)	61R	4	7,516,210	(16,926,181)	12,370,401
			7,516,210	(16,926,181)	12,370,401
3. State permitted practices that change NAIC SAP			—	—	—
4. Net SAP (1-2-3=4)	61R	4	$(9,934,501)	$151,537,237	$34,724,378
Surplus
5. TLA state basis			$948,629,171	$772,444,198	$621,689,840
6. State prescribed practices that change NAIC SAP:
Less: Reinsurance reserve credit (as described above)	61R	5	34,263,177	26,746,967	43,673,148
			34,263,177	26,746,967	43,673,148
7. State permitted practices that change NAIC SAP			—	—	—
8. NAIC SAP (5-6-7=8)	61R	5	$914,365,994	$745,697,231	$578,016,692

The Company does not follow any other prescribed or permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital of the Company.

8

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for life, accident and health, and fixed and variable annuity policies; evaluation of other-than-temporary impairments ("OTTI"); valuation of derivatives; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the statutory-basis financial statements. Although some variability is inherent in these estimates, management believes the amounts recorded are adequate.

Accounting practices and procedures as prescribed or permitted by the Department are different in certain material respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences are:

1.for statutory purposes, policy acquisition costs (commissions, underwriting and selling expenses, etc.) and sales inducements are charged to expense when incurred rather than capitalized and amortized for GAAP purposes;

2.recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

3.development of liabilities for future benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the National Association of Insurance Commissioners (“NAIC”), which may vary considerably from interest and mortality assumptions used under GAAP. Additionally for GAAP, reserves for guaranteed minimum death benefits (“GMDB”) are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience, and, reserves for guaranteed withdrawal benefits are considered embedded derivatives and reported at fair value;

4.exclusion of certain assets designated as nonadmitted assets from the Statements of Admitted Assets, Liabilities and Capital and Surplus for statutory purposes by directly charging surplus;

5.establishment of a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve (“AVR”)) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the original life to maturity of the asset sold (Interest Maintenance Reserve (“IMR”)) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

6.the reporting of reserves and benefits, net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets, net of an allowance for expected credit losses:

9

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

7.for statutory purposes, investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1 through 5 are carried at amortized cost, and unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of Statement of Statutory Accounting Principles (“SSAP”) No. 43 - Revised ("43R") (Loan-backed and Structured Securities). GAAP requires that fixed maturities and loan-backed and structured securities be classified as "held-to-maturity,” "available-for-sale" or "trading,” based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds and loan-backed securities were classified on a GAAP basis as "available-for-sale" and accordingly, these investments were reflected at fair value with the corresponding impact included as a separate component of Stockholder's Equity;

8.for statutory purposes, Separate Account liabilities are calculated using prescribed actuarial methodologies, which approximate the market value of Separate Account assets, less applicable surrender charges. The Separate Account surplus generated by these reserving methods is recorded as an amount due to or from Separate Accounts on the Statements of Admitted Assets, Liabilities and Capital and Surplus, with changes reflected in the Statements of Operations. On a GAAP basis, Separate Account assets and liabilities must meet specific conditions to qualify as a Separate Account asset or liability. Amounts reported for Separate Account assets and liabilities are based upon the fair value of the underlying assets;

9.the consolidation of financial statements for GAAP reporting, whereas statutory accounting requires standalone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus;

10.deferred income taxes, which provide for statutory/tax temporary differences, are subject to limitation and are charged directly to surplus, whereas, GAAP would include GAAP/tax temporary differences recognized as a component of net income;

11.comprehensive income and its components are not presented in the statutory-basis financial statements;

12.for statutory purposes derivative instruments that qualify for hedging, replication, or income generation are accounted for in a manner consistent with the hedged item, cash instrument and covered asset, respectively, which is typically amortized cost. Derivative instruments held for other investment and risk management activities, which do not receive hedge accounting treatment, receive fair value accounting for statutory purposes and are recorded at fair value with corresponding changes in value reported in unrealized gains and losses within surplus. For GAAP, derivative instruments are recorded at fair value with changes in value reported in earnings, with the exception of cash flow hedges and net investment hedges of a foreign operation, which are carried at fair value with changes in value reported as a separate component of Stockholder’s Equity.

13.embedded derivatives for statutory accounting are not bifurcated from the host contract, whereas, GAAP accounting requires the embedded derivative to be bifurcated from the host instrument, accounted for and reported separately.

14.for statutory purposes securities that are in an unrealized loss position are reviewed to determine if an OTTI is present based on (a) the length of time and the extent to which fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments; if the decline is determined other than temporary, an impairment charge is recorded and the previous cost less impairment becomes the new cost basis. For GAAP, credit impairment is recognized through an allowance for credit losses as opposed to a direct write down of the security and improvements in expected cash flows are recognized immediately in income as a reduction in the allowance; the amount of time a security is in an unrealized loss position is not considered when assessing impairment.

Aggregate Reserves for Life and Accident and Health Policies and Contracts and Liability for Deposit-Type Contracts

Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1941, 1958, 1980 and 2001 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.00% to 6.00%. Fixed Accumulation and On-benefit annuity reserves are based principally on individual and group annuity mortality tables at various rates ranging from 1.00% to 11.00% and using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). Variable Annuity reserves are calculated based on Section 21 of the Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities
10

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

("VM-21") and Actuarial Guidelines XLIII CARVM for Variable Annuities ("AG43"). Accident and health reserves are established using a two year preliminary term method and morbidity tables based primarily on Company experience.

For non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract. The Company does not have any forms for which the cash values are in excess of the legally computed reserve.

Extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.

As of December 31, 2022 and 2021, the Company had $25,950,347 and $24,857,926, respectively, of insurance in force, subject to 100% reinsurance to The Prudential Insurance Company of America (“Prudential”), for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance at December 31, 2022 and 2021 totaled $63,152 and $78,097 respectively, also subject to 100% reinsurance to Prudential.

The Company has established Separate Accounts to segregate the assets and liabilities of certain life insurance, pension and annuity contracts that must be segregated from the Company's General Account assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at fair value. Premiums, benefits and expenses relating to these contracts are reported in the Statements of Operations.

An analysis of annuity actuarial reserves and deposit fund liabilities by withdrawal characteristics for General and Separate Account liabilities as of December 31, 2022 is presented below:

A. INDIVIDUAL ANNUITIES

		Separate	Separate
	General	Accounts with	Accounts		% of
	Account	Guarantees	Nonguaranteed	Total	Total
1. Subject to discretionary withdrawal
a. With market value adjustment	$3,451,268	$—	$—	$3,451,268	0.02%
b. At book value less current surrender charge of 5% or more	2,310,949	—	—	2,310,949	0.01%
c. At fair value	—	—	17,186,368,114	17,186,368,114	76.38%
d. Total with market value adjustment or at fair value (total of 1 through 3)	5,762,217	—	17,186,368,114	17,192,130,331	76.41%
e. At book value without adjustment (minimal or no charge or adjustment)	1,463,935,128	—	—	1,463,935,128	6.50%
2. Not subject to discretionary withdrawal	3,624,241,448	—	221,558,350	3,845,799,798	17.09%
3. Total (gross: direct + assumed)	5,093,938,793	—	17,407,926,464	22,501,865,257	100.00%
4. Reinsurance ceded	1,093,798,556	—	—	1,093,798,556
5. Total (net)	$4,000,140,237	$—	$17,407,926,464	$21,408,066,701
6. Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$1,155,475	$—	$—	$1,155,475

11

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

B. GROUP ANNUITIES

		Separate	Separate
	General	Accounts with	Accounts		% of
	Account	Guarantees	Nonguaranteed	Total	Total
1. Subject to discretionary withdrawal
a.. With market value adjustment	$—	$—	$—	$—	0.00%
b.. At book value less current surrender charge of 5% or more	511	—	—	511	0.03%
c. At fair value	—	—	1,503,297	1,503,297	84.67%
d. Total with market value adjustment or at fair value (total of 1 through 3)	511	—	1,503,297	1,503,808	84.70%
e. At book value without adjustment (minimal or no charge or adjustment)	271,589	—	—	271,589	15.30%
2. Not subject to discretionary withdrawal	—	—	—	—	0.00%
3. Total (gross: direct + assumed)	272,100	—	1,503,297	1,775,397	100.00%
4. Reinsurance ceded	—	—	—	—
5. Total (net)	$272,100	$—	$1,503,297	$1,775,397
6. Amount included in B(1)b above that will move to B(1)e in the year after the statement date:	$256	$—	$—	$256
C. DEPOSIT-TYPE CONTRACTS

		Separate	Separate
	General	Accounts with	Accounts		% of
	Account	Guarantees	Nonguaranteed	Total	Total
1. Subject to discretionary withdrawal
a.. With market value adjustment	$—	$—	$—	$—	0.00%
b.. At book value less current surrender charge of 5% or more	—	—	—	—	0.00%
c. At fair value	—	—	—	—	0.00%
d. Total with market value adjustment or at fair value (total of 1 through 3)	—	—	—	—	0.00%
e. At book value without adjustment (minimal or no charge or adjustment)	14,939,365	—	—	14,939,365	1.84%
2. Not subject to discretionary withdrawal	797,964,834	—	—	797,964,834	98.16%
3. Total (gross: direct + assumed)	812,904,199	—	—	812,904,199	100.00%
4. Reinsurance ceded	642,921,346	—	—	642,921,346
5. Total (net)	$169,982,853	$—	$—	$169,982,853
6. Amount included in C(1)b above that will move to C(1)e in the year after the statement date:	$—	$—	$—	$—

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:
F. Life and Accident & Health Annual Statement:
1. Exhibit 5, Annuities Section, Total (net)	$3,996,818,032
2. Exhibit 5, Supplementary Contract Section, Total (net)	3,594,305
3. Exhibit 7, Deposit-Type Contracts Section, Total (net)	169,982,853
4. Subtotal	4,170,395,190
Separate Account Annual Statement:	—
5. Exhibit 3, Annuities Section, Total (net)	17,409,429,761
6. Exhibit 3, Supplemental Contract Section, Total (net)	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Exhibit 4, Deposit-Type Contracts Section, Total (net)	—
11. Subtotal	17,409,429,761
12. Combined total	$21,579,824,951

12

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

An analysis of life actuarial reserves by withdrawal characteristics for General and Separate Account liabilities as of December 31, 2022 is presented below:

A.    General Account

	Account Value	Cash Value	Reserve
1. Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$91,727,059	$91,924,827	$103,238,833
b. Universal Life	853,352,898	846,082,557	900,744,529
c. Universal Life with Secondary Guarantees	3,755,901,696	3,260,269,246	10,739,380,562
d. Indexed Universal Life	424,197,218	401,801,012	481,912,634
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	2,880,968	3,487,787
h. Variable Life	—	—	—
i. Variable Universal Life	502,417,823	500,702,517	621,223,617
j. Miscellaneous Reserves	—	—	—
2. Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	XXX	XXX	1,024,800,254
b. Accidental Death Benefits	XXX	XXX	63,650
c. Disability - Active Lives	XXX	XXX	700,379
d. Disability - Disabled Lives	XXX	XXX	26,658,395
e. Miscellaneous Reserves	XXX	XXX	982,967,713
3. Total (gross: direct + assumed)	5,627,596,694	5,103,661,127	14,885,178,353
4. Reinsurance Ceded	5,054,140,210	4,527,580,251	14,266,882,631
5. Total (net) (3) - (4)	$573,456,484	$576,080,876	$618,295,722

B.    Separate Account with Guarantees

Not applicable.

13

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

C.    Separate Account Nonguaranteed

	Account Value	Cash Value	Reserve
1. Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	—	—	—
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	4,721,082,832	4,721,082,832	4,721,082,832
j. Miscellaneous Reserves	—	—	—
2. Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	XXX	XXX	—
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	—
e. Miscellaneous Reserves	XXX	XXX	—
3. Total (gross: direct + assumed)	4,721,082,832	4,721,082,832	4,721,082,832
4. Reinsurance Ceded	—	—	—
5. Total (net) (3) - (4)	$4,721,082,832	$4,721,082,832	$4,721,082,832

Reconciliation of total life actuarial reserves and deposit fund liabilities:
D. Life and Accident & Health Annual Statement:
1. Exhibit 5, Life Insurance Section, Total (net)	$609,307,669
2. Exhibit 5, Accidental Death Benefits Section, Total (net)	63,650
3. Exhibit 5, Disability - Active Lives Section, Total (net)	499,386
4. Exhibit 5, Disability - Disabled Lives Section, Total (net)	3,997,816
5. Exhibit 5, Miscellaneous Reserves Section, Total (net)	4,427,201
6. Subtotal	618,295,722
Separate Account Annual Statement:
7. Exhibit 3, Line 0199999, Column 2	4,721,082,832
8. Exhibit 3, Line 0499999, Column 2	—
9. Exhibit 3, Line 0599999, Column 2	—
10. Subtotal (Lines (7) through (9))	4,721,082,832
11. Combined Total ((6) and (10))	$5,339,378,554

14

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Investments

Investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1-5 are carried at amortized cost and unaffiliated bonds rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost. Money market mutual funds, which are included in cash equivalents, are reported at fair value. Unaffiliated common stocks are carried at fair value. Investments in stocks of subsidiaries, controlled and affiliated (“SCA”) companies are based on the net worth of the subsidiary in accordance with SSAP No. 97 (Investment in Subsidiary, Controlled, and Affiliated Entities, a replacement of SSAP No. 88). The change in the carrying value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Highest-quality or high-quality redeemable unaffiliated preferred stocks (NAIC designations 1 to 3), which have characteristics of debt securities, are valued at cost or amortized cost. All other unaffiliated redeemable preferred stocks (NAIC designation 4 to 6) are reported at the lower of cost, amortized cost, or fair value. Unaffiliated perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Mortgage loans on real estate are stated at the outstanding principal balance, less any allowances for credit losses. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of SSAP No. 43R. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method, except for highly rated fixed rate securities, which use the retrospective method. The Company has ownership interests in joint ventures, investment partnerships and limited liability companies. The Company carries these interests based upon audited financial statements in accordance with SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies). Contract loans are carried at outstanding balance which approximates fair value.

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For fixed rate securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. The Company has not elected under SSAP No. 43R to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Investment income on variable rate and interest only securities is determined using the prospective method. Prepayment fees on bonds and mortgage loans on real estate are recorded in net investment income when earned. Dividends are recorded as earned on the ex-dividend date. For partnership investments, income is earned when cash distributions of income are received. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield.

Due and accrued investment income amounts over 90 days past due are nonadmitted. There was no investment income due and accrued excluded from surplus at December 31, 2022 and 2021.

Net realized gains and losses from investment sales represent the difference between the sales proceeds and the cost or amortized cost of the investment sold, determined on a specific identification basis. Net realized capital gains and losses also result from termination or settlement of derivative contracts that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments are recognized within net realized capital losses when investment declines in value are deemed other-than-temporary. Foreign currency transaction gains and losses are also recognized within net realized capital gains and losses.

The AVR is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets in accordance with SSAP No. 7 (Asset Valuation Reserve and Interest Maintenance Reserve). The AVR balances were $150,405,868 and $142,453,157 as of December 31, 2022 and 2021, respectively. Additionally, the IMR captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the bond, redeemable preferred stock or mortgage loan sold or adjusts the IMR when an insurer reinsures a block of its in-force liabilities. The IMR balances as of December 31, 2022 and 2021 were $44,552,487 and $33,239,300, respectively. The net capital gains captured in the IMR, net of taxes, in 2022, 2021 and 2020 were $35,423,578, $44,948,213 and $23,547,563, respectively. The amount of income amortized from the IMR, net of taxes, included in the Company’s Statements of Operations in 2022, 2021 and 2020 was $3,374,714, $8,778,483 and $8,839,112, respectively. Realized capital gains and losses, net of taxes, not included in the IMR are reported in the Statements of Operations. The Company released from the reserve $20,735,676 and $104,364,666 as of December 31, 2022 and 2021, respectively, as a result of reinsurance, see Note 6.

15

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an OTTI charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale. The previous cost basis less the impairment becomes the new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments. Once an impairment charge has been recorded, the Company continues to review the impaired securities for further OTTI on an ongoing basis.

For securities that are not subject to SSAP No. 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. Projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43R until the recovery of value, the security is written down to fair value.

Net realized capital losses resulting from write-downs for OTTI on corporate and asset-backed bonds were $232,434, $100,788, and $4,753,109 for the years ended December 31, 2022, 2021 and 2020, respectively. Net realized capital losses resulting from write-downs for OTTI on equities were immaterial for the years ended December 31, 2022, 2021, and 2020. See additional information on OTTI in Section J of Note 3.

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. For mortgage loans on real estate that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s share of the fair value of the collateral. Additionally, a loss contingency valuation allowance is established for estimated probable credit losses on certain homogenous groups of loans. Changes in valuation allowances are recorded in net unrealized capital gains and losses. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received. As of December 31, 2022, 2021 and 2020, the Company had $0 impaired mortgage loans on real estate with related allowances for credit losses, respectively.

For derivative instruments accounted for in accordance with SSAP No. 86, Derivatives ("SSAP No. 86"), on the date the derivative contract is entered into, the Company designates the derivative as hedging, replication, or held for other investment and/or risk management activities. The Company’s derivative transactions are permitted uses of derivatives under the derivative use plans required by the Department.

Derivatives used in hedging relationships are accounted for in a manner consistent with the hedged item. Typically, cost paid or consideration received at inception of a contract is reported on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals are recorded in a manner consistent with the hedged item.

Derivatives used in replication relationships are accounted for in a manner consistent with the cash instrument and the replicated asset. Typically, cost paid or consideration received at inception of the contract is recorded on the balance sheet as a
16

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

derivative asset or liability, respectively. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination of the derivative, any gain or loss is recognized as a derivative capital gain or loss.

Derivatives used in income generation relationships are accounted for in a manner consistent with the associated covered asset. Typically, consideration received at inception of the contract is recorded on the balance sheet as a derivative liability. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination, any remaining derivative liability, along with any disposition payments are recorded as a derivative capital gain or loss.

Derivatives held for other investment and/or risk management activities are reported at fair value in accordance with SSAP No. 86 and the changes in fair value are recorded in derivative unrealized gains and losses. Periodic cash flows and accruals of income/expense are recorded as components of derivative net investment income.

Adoption of Accounting Standards

Accounting Changes

In 2022, the Company changed the statutory reserve basis for lifetime withdrawal benefits for variable annuities where the underlying account value is $0 to the Commissioners Annuity Reserve Valuation Method using the principle-based approach per Section 21 of the Valuation Manual. In 2021, the Commissioners Annuity Reserve Valuation Method using statutory valuation interest rates and mortality tables was used. As of January 1, 2022, the impact of this change is to decrease statutory reserves by approximately $30 million.

Recently Issued Accounting Standards

In 2022, the Inflation Reduction Act (the “Act”) was enacted on August 16, 2022, and included a new corporate alternative minimum tax (“CAMT”). The CAMT is 15% of a corporation’s adjusted financial statement income for the tax year, reduced by corporate alternative minimum foreign tax credit. The CAMT will only apply to applicable corporations (determined on an affiliated group basis) with average adjusted U.S. GAAP financial statement income in excess of $1 billion for the three prior tax years. This threshold is reduced to $100 million in the case of certain foreign-parented corporations. When a corporation becomes subject to the CAMT, it remains an applicable corporation for purposes of the CAMT, even if its average adjusted financial statement income is less than $1 billion, unless an exception applies. The Act and CAMT are effective for the tax years on or after 2023. The Company and its affiliated group have determined that it does not expect to be liable for CAMT in 2023.

In 2022, the NAIC clarified the identification and reporting requirements of affiliate transactions within SSAP No. 25 - Affiliated and Other Related Parties and SSAP No. 43 - Revised Loan-Backed and Structured Securities and incorporated new reporting codes for affiliate transactions in the investment schedules of the annual statement blank. The new reporting requirements are intended to identify investments acquired through, or in, related parties, regardless of whether they meet the definition of an affiliate. The Company adopted this guidance in 2022, however, it is not material to the Company.

In 2021, the NAIC expanded the scope of SSAP No. 32 – Revised Preferred Stock to include publicly traded preferred stock warrants and will be accounted for as perpetual preferred stock at fair value. Previously, publicly traded preferred stock warrants were accounted for under SSAP No. 86 at fair value. The Company adopted this guidance in 2021, however, it is not material to the Company.

In 2021, the NAIC modified SSAP No. 43 – Revised Loan-Backed and Structured Securities to ensure consistency for the reporting of non-rated residual tranches. The revised guidance requires the non-rated residual tranches to be reported on Schedule BA at lower of cost or fair value, as opposed to Schedule D-1 at amortized cost, by assigning an NAIC 5GI designation. This guidance is effective December 31, 2022, with early adoption permitted, however, if an entity does not early adopt these provisions in 2021 any non-rated residual tranches reported under Schedule D-1 should be reported with an NAIC 6 designation. The Company adopted this guidance in 2021, however, it is not material to the Company.

17

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

3. Investments

A. Components of Net Investment Income

	For the years ended December 31,
	2022	2021	2020
Interest income from bonds and short-term investments	$197,643,122	$204,348,305	$202,263,088
Dividends from common and preferred stocks	1,368,815	1,072,120	—
Interest income from contract loans	15,218	18,830	21,301
Interest income from mortgage loans on real estate	36,239,548	32,482,103	35,916,257
Interest and dividends from other investments	38,399,308	179,577,541	55,558,698
Gross investment income	273,666,011	417,498,899	293,759,344
Less: Investment expenses	8,687,914	9,416,423	8,760,313
Net investment income	$264,978,097	$408,082,476	$284,999,031

B. Components of Net Unrealized Capital (Losses) Gains on Bonds and Short-Term Investments

	As of December 31,
	2022	2021	2020
Gross unrealized capital gains	$34,340,702	$639,251,334	$887,075,048
Gross unrealized capital losses	(445,990,597)	(20,594,504)	(16,012,457)
Net unrealized capital (losses) gains	(411,649,895)	618,656,830	871,062,591
Balance, beginning of year	618,656,830	871,062,591	587,256,915
Change in net unrealized capital (losses) gains on bonds
and short-term investments	$(1,030,306,725)	$(252,405,761)	$283,805,676

C. Components of Net Unrealized Capital (Losses)/Gains on Common and Preferred Stocks

	As of December 31,
	2022	2021	2020
Gross unrealized capital gains	$719,442	$2,389,192	$1,596,079
Gross unrealized capital losses	(5,185,629)	(859,129)	(722,344)
Net unrealized capital (losses) gains	(4,466,187)	1,530,063	873,735
Balance, beginning of year	1,530,063	873,735	(466,879)
Change in net unrealized capital (losses) gains on
common and preferred stocks	$(5,996,250)	$656,328	$1,340,614

18

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

D. Components of Net Realized Capital Losses

	For the years ended December 31,
	2022	2021	2020
Bonds and short-term investments	$46,770,390	$57,132,912	$27,189,610
Common stocks - unaffiliated	761,126	(432,016)	416,065
Mortgage loans on real estate	(703)	72,556	(267,727)
Derivatives	(68,649,340)	(253,796,348)	(336,036,158)
Other invested assets	(630,974)	(3,625,325)	(15,076,014)
Net realized capital losses	(21,749,501)	(200,648,221)	(323,774,224)
Capital loss tax expense	7,275,024	13,735,771	8,227,481
Net realized capital losses, after tax	(29,024,525)	(214,383,992)	(332,001,705)
Less: Amounts transferred to IMR	35,423,578	44,948,213	23,547,563
Net realized capital losses, after tax	$(64,448,103)	$(259,332,205)	$(355,549,268)

The following table summarizes sales activity of unaffiliated bond, short-term investments and equity securities before tax and transfers to the IMR (without maturities and calls):

	For the years ended December 31,
	2022	2021	2020
Bonds and short-term investments
Sale proceeds	$3,596,298,320	$3,003,178,211	$3,816,539,619
Gross realized capital gains on sales	79,525,009	61,482,074	39,643,954
Gross realized capital losses on sales	(32,321,058)	(3,902,409)	(9,885,348)
Unaffiliated common and preferred stock
Sale proceeds	1,027,964	7,838,285	7,898,339
Gross realized capital gains on sales	—	18,805	123,844
Gross realized capital losses on sales	—	(1,068,769)	(111,635)

Additionally, for the years ended December 31, 2022, 2021 and 2020, there was $2,819,889, $15,589,499 and $1,310,006 of investment income generated on 24, 36 and 17 securities, respectively, as a result of prepayment penalties and acceleration fees on disposed securities with callable features.

E. Investments - Derivative Instruments

Overview

The Company utilizes a variety of Over-the counter ("OTC") derivatives, including OTC-cleared transactions, and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread and issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), replication, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86. The Company’s derivative transactions are used in strategies permitted under the derivative use plans required by the Department.

Interest rate swaps, equity, and index swaps involve the periodic exchange of payments with other parties, at specified intervals, calculated using agreed upon rates or indices and notional principal amounts. Generally, no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

19

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Credit default swaps entitle one party to receive a periodic fee in exchange for an obligation to compensate the other party should a credit event occur on the part of the referenced issuer.

Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

Financial futures are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date.

Swaption contracts grant the purchaser, for a premium payment, the right to enter into an interest rate swap with the issuer on a specified future date.

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using agreed upon rates and exchanged principal amounts.

The Company clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid collateral, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash collateral as variation margin based on daily market value movements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income.

Strategies

The notional value, fair value, and carrying value of derivative instruments used during the years 2022 and 2021 are disclosed in the table presented below. During the years 2022 and 2021, the Company did not transact in or hold any positions related to net investment hedges in a foreign operation or income generation transactions. The notional amounts of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value of derivative instruments are based upon widely accepted pricing valuation models which utilize independent third-party data as inputs or independent broker quotations. For the years ended December 31, 2022 and 2021, the average fair values for derivatives held for other investment and/or risk management activities were $175,742,877 and $1,699,788, respectively. The Company did not have any unrealized gains or losses during 2022 and 2021 representing the component of the derivative instruments gain or loss from derivatives that no longer qualify for hedge accounting.

(Amounts in thousands)	As of December 31, 2022			As of December 31, 2021
Derivative type by strategy	Notional Value	Fair Value	Carrying Value	Notional Value	Fair Value	Carrying Value
Cash flow hedges
Interest rate swaps	$125,000	$(17,075)	$—	$50,000	$(140)	$—
Foreign currency swaps	24,232	2,418	1,134	24,232	456	(743)
Replication transactions
Interest rate swaps	200,000	(37,477)	—	200,000	9,911	—
Credit default swaps	250,000	1,992	272	100,000	2,429	2,000
Other investment and/or Risk Management activities
Interest rate swaps - offsetting	132,000	(140)	(140)	132,000	(259)	(259)
Macro hedge program	9,914,924	240,609	240,609	16,073,010	189,555	189,555
Total	$10,646,156	$190,327	$241,875	$16,579,242	$201,952	$190,553

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TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Cash Flow Hedges

Interest rate swaps and index swaps: Interest rate swaps and index swaps are primarily used to convert interest receipts on floating-rate fixed maturity investments and liabilities to fixed rates or other floating rates. There were no gains and losses classified in unrealized gains and losses related to cash flow hedges that have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period.

Foreign currency swaps: Foreign currency swaps are used to convert foreign currency denominated cash flows associated with certain foreign denominated fixed maturity investments and liabilities to U.S. dollars. The foreign fixed maturities and liabilities are hedged to minimize cash flow fluctuations due to changes in currency rates.

Replication Transactions

Interest rate swaps: The Company periodically enters into interest rate swaps as part of replication transactions.

Credit default swaps: The Company periodically enters into credit default swaps that assume credit risk as part of replication transactions. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company's investment policies.
Other Investment and/or Risk Management Activities

The table below presents realized capital gains and (losses) on derivative instruments used for other investment and/or risk management activities.

(Amounts in thousands)	Realized Gains (Losses)
By strategy	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020
Credit default swaps	$—	$—	$6,364
GMWB hedging derivatives	—	—	56,925
Equity index swaps, options, and futures	—	—	(3)
Interest rate swaps and swaptions	—	(17)	—
Macro hedge program	(66,849)	(254,324)	(396,152)
Total	$(66,849)	$(254,341)	$(332,866)

Credit default swaps: The Company enters into swap agreements in which the Company reduces or assumes credit exposure from an individual entity, referenced index or asset pool. In addition, the Company may enter into credit default swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value of the original swap.

Guaranteed Minimum Withdrawal Benefits (“GMWB”) hedging derivatives: The Company utilizes GMWB hedging derivatives as part of an actively managed program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders due to changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rates swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. During 2020, the Company closed the dynamic hedging program as the targeted risk exposure was no longer significant. Any risks covered previously under the dynamic hedging program are now covered by the macro hedge program.

Equity index swaps, options, and futures: The Company enters into equity index swaps and futures to hedge equity risk of equity common stock investments. The Company also enters into equity index options to economically hedge the equity risk associated with various equity indexed products.

Interest rate swaps and swaptions: The Company enters into interest rate swaps and swaptions to manage duration between assets and liabilities. In addition, the Company may enter into interest rate swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value in the original swap.

Macro hedge program: The Company utilizes equity options, swaps, futures, and foreign currency options to hedge against a decline in the equity markets and the resulting statutory surplus and capital impact primarily arising from GMDB and GMWB
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TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

obligations. Included are equity options with financing premiums for which the premium is paid at the end of the derivative contract.

Credit Risk Assumed through Credit Derivatives

The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and commercial mortgage-backed securities ("CMBS") issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

The following tables present the notional amount, fair value, carrying value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amount, fair value, and carrying value for credit derivatives in which the Company is assuming credit risk as of December 31, 2022 and 2021, respectively:

December 31, 2022
(Amounts in thousands)					Underlying Referenced Credit Obligation(s)
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Carrying Value	Weighted Average Years to Maturity	Type	Average Credit Rating [1]	Offsetting Notional Amount [3]	Offsetting Fair Value [3]	Offsetting Carrying Value [3]

Basket credit default swaps [4]
Investment grade risk exposure	$250,000	$1,992	$272	5 years	Corporate Credit	BBB+	—	—	—
Total	$250,000	$1,992	$272				$—	$—	$—

December 31, 2021
(Amounts in thousands)					Underlying Referenced Credit Obligation(s)
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Carrying Value	Weighted Average Years to Maturity	Type	Average Credit Rating [1]	Offsetting Notional Amount [3]	Offsetting Fair Value [3]	Offsetting Carrying Value [3]

Basket credit default swaps [4]
Investment grade risk exposure	$100,000	$2,429	$2,000	5 years	Corporate Credit	BBB+	—	—	—
Total	$100,000	$2,429	$2,000				$—	$—	$—

[1]    The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody’s, S&P, Fitch, and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used.
[2]    Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules, and applicable law which include collateral posting requirements. There is no specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.
[3]    The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid, related to the original swap.
[4]    Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

22

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Credit Risk

The Company’s derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness of the counterparty and typically requires credit enhancement/credit risk reducing agreements. The Company minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared transactions reduce risk due to their ability to require daily variation margin, monitor the Company's ability to request additional collateral in the event of a counterparty downgrade, and act as an independent valuation source.

The Company has developed credit exposure thresholds which are based upon counterparty ratings. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. Credit exposures are generally quantified daily based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the contractual thresholds. In accordance with industry standards and the contractual agreements, collateral is typically settled on the next business day. The Company has exposure to credit risk for amounts below the exposure thresholds which are uncollateralized, as well as for market fluctuations that may occur between contractual settlement periods of collateral movements.

Counterparty exposure thresholds are developed for each of the counterparties based upon their ratings. The maximum uncollateralized threshold for a derivative counterparty is $5 million. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also generally requires that OTC derivative contracts be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty.

For the years ended December 31, 2022, 2021, and 2020, the Company had no losses on derivative instruments due to counterparty nonperformance.

F. Concentration of Credit Risk

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. As of December 31, 2022, the Company had a significant concentration of credit risk, excluding U.S. government and certain U.S. government agencies, greater than 10% of the Company’s capital and surplus in one residental mortgage loan trust. The carrying value, gross unrealized gain, and estimated fair value of this investment were $99,199,445, $1,020,555, and $100,220,000, respectively, as of December 31, 2022. Further, the Company closely monitors this concentration of credit risk and the potential impact on capital and surplus should the issuer fail to perform according to the contractual terms of the investment. As of December 31, 2021, the Company was not exposed to any credit concentration risk of a single issuer, excluding U.S. government and certain U.S. government agencies, greater than 10% of the Company's capital and surplus.

23

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

G. Bonds, Cash Equivalents, Short-Term Investments, Common Stocks and Preferred Stocks

		Gross	Gross	Estimated
Bonds, Cash Equivalents and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2022	Value	Gains	Losses	Value
U.S. government and government agencies and authorities
Guaranteed and sponsored - excluding asset-backed	$498,927,624	$—	$(136,467,050)	$362,460,574
Guaranteed and sponsored - asset-backed	89,141,017	814,903	(6,110,435)	83,845,485
States, municipalities and political subdivisions	195,228,269	1,820,768	(17,065,179)	179,983,858
International governments	81,178,121	101,999	(4,703,803)	76,576,317
All other corporate - excluding asset-backed	2,235,394,468	30,598,214	(184,304,616)	2,081,688,066
All other corporate - asset-backed	968,922,014	983,769	(90,447,886)	879,457,897
Hybrid securities	69,556,994	—	(6,872,593)	62,684,401
Cash equivalents and short-term investments	299,200,866	21,050	(19,036)	299,202,880
Total bonds, cash equivalents and short-term investments	$4,437,549,373	$34,340,703	$(445,990,598)	$4,025,899,478

		Gross	Gross	Estimated
Common Stocks		Unrealized	Unrealized	Fair
As of December 31, 2022	Cost	Gains	Losses	Value
Common stocks - unaffiliated	$9,497,997	$361,778	$(722,344)	$9,137,431
Common stocks - affiliated	7,300,225	357,664	—	7,657,889
Total common stocks	$16,798,222	$719,442	$(722,344)	$16,795,320

		Gross	Gross	Estimated
Preferred Stocks		Unrealized	Unrealized	Fair
As of December 31, 2022	Cost	Gains	Losses	Value
Preferred stocks - unaffiliated	$29,089,285	$—	$(4,463,285)	$24,626,000
Total preferred stocks	$29,089,285	$—	$(4,463,285)	$24,626,000

		Gross	Gross	Estimated
Bonds, Cash Equivalents and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2021	Value	Gains	Losses	Value
U.S. government and government agencies and authorities:
Guaranteed and sponsored - excluding asset-backed	$495,438,678	$77,440,640	$(11,703,252)	$561,176,066
Guaranteed and sponsored - asset-backed	113,617,781	5,858,542	(634,235)	118,842,088
States, municipalities and political subdivisions	238,745,823	53,842,362	(15,622)	292,572,563
International governments	75,504,339	7,013,972	(50,364)	82,467,947
All other corporate - excluding asset-backed	2,565,562,237	469,205,656	(2,540,841)	3,032,227,052
All other corporate - asset-backed	1,078,432,402	21,764,000	(4,738,990)	1,095,457,412
Hybrid securities	70,204,745	4,117,918	(885,561)	73,437,102
Cash equivalents and short-term investments	211,685,252	8,245	(25,640)	211,667,857
Total bonds and short-term investments	$4,849,191,257	$639,251,335	$(20,594,505)	$5,467,848,087

		Gross	Gross	Estimated
Common Stocks		Unrealized	Unrealized	Fair
As of December 31, 2021	Cost	Gains	Losses	Value
Common stocks - unaffiliated	$7,283,504	$1,754,965	$(722,344)	$8,316,125
Common stocks - affiliated	7,300,225	278,041	—	7,578,266
Total common stocks	$14,583,729	$2,033,006	$(722,344)	$15,894,391
24

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

		Gross	Gross	Estimated
Preferred Stocks	Statement	Unrealized	Unrealized	Fair
As of December 31, 2021	Value	Gains	Losses	Value
Preferred stocks - unaffiliated	$29,089,285	$356,188	$(136,785)	$29,308,688
Total preferred stocks	$29,089,285	$356,188	$(136,785)	$29,308,688

The statement value and estimated fair value of bonds, cash equivalents and short-term investments at December 31, 2022 by expected maturity year are shown below. Expected maturities may differ from contractual maturities due to call or prepayment provisions. Asset-backed securities (“ABS”), including mortgage-backed securities and collateralized mortgage obligations are distributed to maturity year based on the Company’s estimate of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates.

	Statement	Estimated
Maturity	Value	Fair Value
Due in one year or less	$377,721,846	$377,280,812
Due after one year through five years	696,409,286	671,407,866
Due after five years through ten years	674,681,672	641,575,775
Due after ten years	2,688,736,569	2,335,635,025
Total	$4,437,549,373	$4,025,899,478

At December 31, 2022 and 2021, securities with a statement value of $4,326,584 and $4,243,452 respectively, were on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

H. Mortgage Loans on Real Estate

The Company had a maximum and minimum lending rate of 8.82% and 2.59% for loans during 2022 and had a maximum and minimum lending rate of 4.25% and 2.27% for loans during 2021. During 2022 and 2021, the Company did not reduce interest rates on any outstanding mortgage loans on real estate. For loans held as of December 31, 2022 and 2021, the highest loan to value percentage of any one loan at the time of loan origination, exclusive of insured, guaranteed, purchase money mortgages or construction loans was 71.54% and 71.54%, respectively. There were no taxes, assessments or amounts advanced and not included in the mortgage loan total. As of December 31, 2022 and 2021, the Company did not hold mortgages with interest more than 180 days past due. As of December 31, 2022 and 2021, there were immaterial amounts of impaired loans and immaterial related allowances for credit losses, and the interest income recognized during the period the loans were impaired was also immaterial.

I. Restructured Debt in which the Company is a Creditor

The Company had no recorded investments in restructured debt, as of December 31, 2022 and 2021, respectively.

J.    Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of admitted assets. The Company recognized OTTI of $1,130,581, $3,453,536, and $15,018,180 for the years ended December 31, 2022, 2021, and 2020, respectively, on certain limited partnerships and one state tax credit limited liability company (LLC). The partnerships were impaired because their cost basis sustained a decline in value that the Company determined to be other-than-temporary. The OTTI were determined as the difference between the fair value from the partnership financial statements and the carrying value of the investments based on the equity method of accounting. The state tax credit LLC was impaired because the Company recovered a portion of the cost of the investment through receipt of tax credits and other tax benefits and not through investment activity. The LLC OTTI was determined as the difference between the remaining expected future tax credits and other tax benefits expected to be received over the life of the investment and the carrying value of the investment.

K. Repurchase Agreements and Other Collateral Transactions
25

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase transaction where a mortgage-backed security is sold with an agreement to repurchase substantially the same security at a specified time in the future. These transactions generally have a contractual maturity of 90 days or less. Therefore, the carrying amounts of these instruments approximate fair value.

Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For the repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or bonds and is reported as an asset on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect of their obligations in the event of default. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in bonds, with the obligation to repurchase those securities recorded in other liabilities in the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2022, the fair value and amortized cost of the US. goverment securities transferred were $157,666,368 and $235,516,633 respectively, with maturities greater than 3 years and cash collateral transferred of $104,826,114. The corresponding liability to repurchase was $117,625,113 with a contractual maturity less than one year as of December 31, 2022. The securities acquired from the use of the collateral in connection with the repurchase agreement transactions were short-term investments with amortized cost approximating fair value of $117,625,113 with a maturity date less than 360 as of December 31, 2022. As of December 31, 2021, the fair value and amortized cost of the US. goverment securities transferred were $189,923,010 and $147,352,600 respectively, with maturities greater than 3 years. The corresponding liability to repurchase was $183,544,160 with a contractual maturity less than one year as of December 31, 2021. The securities acquired from the use of the collateral in connection with the repurchase agreement transactions were short-term investments with amortized cost approximating fair value of $183,544,160 with a maturity date less than 360 as of December 31, 2021.

The Company also may enter into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The agreements require additional collateral to be transferred to the Company when necessary and the Company has the right to sell or re-pledge the securities received. The agreements have a contractual maturity of one year or less, and are accounted for as collateralized financing. The receivable for reverse repurchase agreements, included within Short-term investments on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus, as of December 31, 2022 and 2021, was $0 and $9,527,986, respectively, with a fair value of $0 and $9,504,166, respectively.

Reinvested proceeds from repurchase agreements transactions consist of short-term, high quality investments and U.S. government and government agency securities. These can be sold and used to meet collateral calls in a stress scenario. In addition, the liquidity resources of most of its general account investment portfolio are available to meet any potential cash demand when securities are returned to the Company. The potential impacts of repurchase agreements on the Company’s liquidity and capital position are stress tested monthly, under Talcott's Liquidity Risk Policy.

The Company also enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2022 and 2021, securities pledged of $208,837,950 and $177,107,459, respectively, were included in Bonds and Cash, cash equivalents and short-term investments, on the Statements of Admitted Assets, Liabilities and Capital and Surplus. The counterparties have the right to sell or re-pledge these securities. The Company also pledged cash collateral associated with derivative instruments with a statement value of $104,826,114 and $0, respectively, as of December 31, 2022 and 2021, included in Other invested assets, on the Statements of Admitted Assets, Liabilities and Capital and Surplus.

As of December 31, 2022 and 2021, the Company accepted cash collateral associated with derivative instruments with a statement value of $67,775,933 and $25,301,279, respectively, which was invested and recorded in the Statements of Admitted Assets, Liabilities and Capital and Surplus in Bonds and Cash, cash equivalents and short-term investments with a corresponding amount recorded in Collateral on derivatives reported in Liabilities. The Company also accepted securities collateral as of December 31, 2022 and 2021 of $28,802,725 and $456,435, respectively, of which the Company has the ability to sell or repledge. As of December 31, 2022 and 2021, the Company did not repledge securities and did not sell any securities
26

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

collateral. In addition, as of December 31, 2022 and 2021, noncash collateral accepted was held in separate custodial accounts and was not included in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

l. Security Unrealized Loss Aging

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company’s OTTI policy, see Note 2. Due to the issuers’ continued satisfaction of the securities’ obligations in accordance with their contractual terms and the expectation that they will continue to do so, as well as the evaluation of the fundamentals of the issuers’ financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2022 and 2021.

The following table presents amortized cost or statement value, fair value, and unrealized losses for the Company’s bond and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2022 and 2021:

December 31, 2022	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. government and government agencies & authorities:
Guaranteed & sponsored - excluding asset-backed	$397,195	$305,415	$(91,780)	$101,732	$57,045	$(44,687)	$498,927	$362,460	$(136,467)
Guaranteed & sponsored - asset-backed	56,073	52,554	(3,519)	16,014	13,423	(2,591)	72,087	65,977	(6,110)
States, municipalities & political subdivisions	131,812	115,401	(16,411)	4,322	3,667	(655)	136,134	119,068	(17,066)
International governments	77,740	73,139	(4,601)	1,315	1,212	(103)	79,055	74,351	(4,704)
All other corporate - excluding asset-backed	1,555,891	1,400,797	(155,094)	239,447	210,236	(29,211)	1,795,338	1,611,033	(184,305)
All other corporate - asset-backed	613,135	565,198	(47,937)	337,033	294,522	(42,511)	950,168	859,720	(90,448)
Hybrid securities	29,031	28,274	(757)	40,526	34,411	(6,115)	69,557	62,685	(6872)
Short-term investments	88,909	88,890	(19)	—	—	—	88,909	88,890	(19)
Total fixed maturities	2,949,786	2,629,668	(320,118)	740,389	614,516	(125,873)	3,690,175	3,244,184	(445,991)
Common stock-unaffiliated	—	—	—	722	—	(722)	722	—	(722)
Preferred stock -unaffiliated	29,089	24,626	(4,463)	—	—	—	29,089	24,626	(4,463)
Total stocks	29,089	24,626	(4,463)	722	—	(722)	29,811	24,626	(5,185)
Total securities	$2,978,875	$2,654,294	$(324,581)	$741,111	$614,516	$(126,595)	$3,719,986	$3,268,810	$(451,176)

December 31, 2021	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. government and government agencies & authorities:
Guaranteed & sponsored - excluding asset-backed	$15,985	$15,875	$(110)	$101,606	$90,013	$(11,593)	$117,591	$105,888	$(11,703)
Guaranteed & sponsored - asset-backed	18,907	18,281	(626)	185	177	(8)	19,092	18,458	(634)
States, municipalities & political subdivisions	5,137	5,121	(16)	—	—	—	5,137	5,121	(16)
International governments	2,551	2,501	(50)	—	—	—	2,551	2,501	(50)
All other corporate - excluding asset-backed	311,492	309,911	(1,581)	17,856	16,896	(960)	329,348	326,807	(2,541)
All other corporate - asset-backed	540,818	537,448	(3,370)	55,910	54,541	(1,369)	596,728	591,989	(4,739)
Hybrid securities	45,437	44,551	(886)	—	—	—	45,437	44,551	(886)
Short-term investments	15,539	15,513	(26)	—	—	—	15,539	15,513	(26)
Total fixed maturities	955,866	949,201	(6,665)	175,557	161,627	(13,930)	1,131,423	1,110,828	(20,595)
Common stock-unaffiliated	—	—	—	722	—	(722)	722	—	(722)
Common stock-affiliated	—	—	—	—	—	—	—	—	—
Preferred stock - unaffiliated	6,639	6,502	(137)	—	—	—	6,639	6,502	(137)
Total stocks	6,639	6,502	(137)	722	—	(722)	7,361	6,502	(859)
Total securities	$962,505	$955,703	$(6,802)	$176,279	$161,627	$(14,652)	$1,138,784	$1,117,330	$(21,454)
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TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

As of December 31, 2022, fixed maturities, comprised of 876 securities, accounted for approximately 99% of the Company’s total unrealized loss amount. The securities were primarily related to US. government agency securities, corporate securities concentrated in the technology & financial services sector, commercial mortgage-backed securities ("CMBS"), and residential mortgage-backed securities ("RMBS), which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2022, 92% of the securities in an unrealized loss position were depressed less than 20% of amortized cost. The increase in fixed maturities' unrealized losses during 2022 was primarily attributable to inrease in interest rates and widening spreads on higher yielding corporate securities and asset-back securities.

Most of the securities depressed for twelve months or more primarily related to US. government agency securities, residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and corporate securities concentrated in the technology & communications sector, which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2022, the Company does not have an intention to sell any securities in an unrealized loss position, and for loan-backed and structured securities, has the intent and ability to hold these securities until values recover. Furthermore, based upon the Company’s cash flow modeling and the expected continuation of contractually required principal and interest payments, the Company has deemed these securities to be temporarily impaired as of December 31, 2022.

As of December 31, 2021, fixed maturities, comprised of 200 securities, accounted for approximately 97% of the Company’s total unrealized loss amount. The securities were primarily related to US. government agency securities, CMBS, and corporate securities concentrated in the energy and transportation sectors. These sectors were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2021, 100% of the securities in an unrealized loss position were depressed less than 20% of amortized cost. The increase in fixed maturities unrealized losses during 2021 was primarily attributable to declining interest rates on commercial and residential backed mortgage backed securities.
M. Loan-backed and Structured Securities OTTI

For the years ended December 31, 2022, 2021 and 2020, the Company did not recognize losses for OTTI on loan-backed and structured securities due to the intent to sell impaired securities or due to the inability or lack of intent to retain an investment in a security for a period of time sufficient to recover the amortized cost basis.

N. 5GI Securities

A 5GI is assigned by the NAIC Securities Valuation Office (“SVO”) to certain obligations when an insurer certifies that the documentation necessary to permit a full credit analysis of a security does not exist, that the issuer or obligator is current on all contracted interest and principal pay downs and that the insurer has the expectation of ultimate payment of all contracted payments.  The 5GI securities for the Company are immaterial for the years ended December 31, 2022 and 2021.

4. Fair Value Measurements

Fair value is determined based on the "exit price" notion which is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Financial instruments carried at fair value in the Company’s financial statements include certain bonds, stocks, derivatives, and Separate Account assets.

The Company's investment manager for the Company's general account (a registered investment adviser under the Investment Advisers Act of 1940), with oversight by the Company's Investment Management Department and its Finance and Investment Committee ("FIC"), a committee co-chaired by the Chief Investment Officer and the Chief Risk Officer of the Company, estimates the fair value for financial assets held in the Company's general account and guaranteed separate accounts based on the framework established in the fair value accounting guidance. The Company reviews its investment manager's pricing policy on a periodic basis, with any changes to be approved by the FIC. The Company reserves the right to take exception to its investment manager's pricing of a particular asset and, with FIC's approval, to adjust the price received from its investment manager for that particular asset. The Company estimates the fair value for financial liabilities based on the framework established in the fair value accounting guidance. The framework is based on the inputs used in valuation, gives the highest priority to quoted prices in active markets and requires that observable inputs be used in the valuations when available. The
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TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Company categorizes its assets and liabilities measured at estimated fair value based on whether the significant inputs into the valuation are observable. The fair value hierarchy categorizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, or 3)

Level 1    Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.

Level 2    Observable inputs, other than quoted prices included in Level 1, for the asset or liability, or prices for similar assets and liabilities.

Level 3    Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain one or more significant unobservable inputs as there is little or no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of amounts that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company's investment manager will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company's investment manager has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s bonds included in Level 3 are classified as such because these securities are primarily within illiquid markets and/or priced by independent brokers.
The following table presents assets and (liabilities) carried at fair value by hierarchy level:

As of December 31, 2022
	(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Net Asset Value (NAV)	Total
a.	Assets accounted for at fair value
	Common stocks - unaffiliated	$5,594	$—	$3,443	$—	9,037
	Preferred stocks - unaffiliated	—	24,626	—	—	24,626
	Cash equivalents	184,334	—	—	—	184,334
	Total bonds and stocks	189,928	24,626	3,443	—	217,997
	Derivative assets
	Interest rate derivatives	—	1,831	—	—	1,831
	Macro hedge program	—	38,845	282,590	—	321,435
	Total derivative assets	—	40,676	282,590	—	323,266
	Separate Account assets [1]	22,171,530	—	—	—	22,171,530
	Total assets accounted for at fair value	$22,361,458	$65,302	$286,033	$—	$22,712,793
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Interest rate derivatives	—	(1,972)	—	—	(1,972)
	Macro hedge program	—	(49,316)	(31,509)	—	(80,825)
	Total liabilities accounted for at fair value	$—	$(51,288)	$(31,509)	$—	$(82,797)
[1]Excludes approximately $7 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 (Fair Value Measurements.)

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TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

As of December 31, 2021
	(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Net Asset Value (NAV)	Total
a.	Assets accounted for at fair value
	Common stocks - unaffiliated	6,635	—	1,681	—	8,316
	Preferred stocks - unaffiliated	—	29,309	—	—	29,309
	Cash equivalents	167,155			—	167,155
	Total bonds and stocks	173,790	29,309	1,681	—	204,780
	Derivative assets
	Interest rate derivatives	—	2,375	—	—	2,375
	Macro hedge program	—	—	225,828	—	225,828
	Total derivative assets	—	2,375	225,828	—	$228,203
	Separate Account assets [1]	29,455,658	—	—	—	$29,455,658
	Total assets accounted for at fair value	$29,629,448	$31,684	$227,509	$—	$29,888,641
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Interest rate derivatives	—	(2,634)	—	—	(2,634)
	Macro hedge program	—	(14,128)	(22,145)	—	(36,273)
	Total liabilities accounted for at fair value	—	(16,762)	(22,145)		$(38,907)
[1] Excludes approximately $9 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

Valuation Techniques, Procedures and Controls

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices where available and where prices represent reasonable estimates of fair value. The Company also determines fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the preceding tables.

The fair value process is monitored by the Valuation Committee of the Company's investment manager, which is a cross-functional group of senior management that meets at least quarterly. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments as well as addressing valuation issues and approving changes to valuation methodologies and pricing sources. There are also two working groups under the Valuation Committee of the Company's investment manager, a Securities Valuation Group and a Derivatives Valuation Group, which include various investment, operations, accounting, compliance and risk management professionals that meet on a regular basis, to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.

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TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

In addition, the Finance and Investment Committee of the Company, co-chaired by its Chief Investment Officer and Chief Financial Officer, is responsible for the approval and monitoring of the Valuation Policy of the Company as well as the adjudication of any valuation disputes thereunder. The Valuation Policy addresses valuation of all financial instruments held in the general account and guaranteed separate accounts of the Company, including all derivative positions. The Finance and Investment Committee meets regularly, and its members include a cross-functional group of senior management as well as various investment, accounting, finance, and risk management professionals.

Bonds and Stocks

The fair value of bonds and stocks in an active and orderly market (e.g., not distressed or forced liquidation) are determined by the Company's investment manager using a "waterfall" approach after considering the following pricing sources: quoted prices for identical assets or liabilities, prices from third-party pricing services, independent broker quotations, or internal matrix pricing processes. Typical inputs used by these pricing sources include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Most bonds do not trade daily. Based on the typical trading volumes and the lack of quoted market prices for bonds, third-party pricing services utilize matrix pricing to derive security prices. Matrix pricing relies on securities' relationships to other benchmark quoted securities, which trade more frequently. Pricing services utilize recently reported trades of identical or similar securities making adjustments through the reporting date based on the preceding outlined available market observable information. If there are no recently reported trades, the third-party pricing services may develop a security price using expected future cash flows based upon collateral performance and discounted at an estimated market rate. Both matrix pricing and discounted cash flow techniques develop prices by factoring in the time value for cash flows and risk, including liquidity and credit.

Prices from third-party pricing services may be unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding.

The Company's investment manager utilizes an internally developed matrix pricing process for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. The process is similar to the third-party pricing services. The Company's investment manager develops credit spreads each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placement brokers. The credit spreads determined through this survey approach are based upon the issuer’s financial strength and term to maturity, utilizing independent public security index and trade information and adjusting for the non-public nature of the securities. Credit spreads combined with risk-free rates are applied to contractual cash flows to develop a price.

The Company's investment manager performs ongoing analyses of the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. In addition, the Company's investment manager ensures that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models utilizing spreads, and when available, market indices. As a result of these analyses, if the Company's investment manager determines that there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly and approved by the Valuation Committee of the Company's investment manager.

The Company's investment manager conducts other specific monitoring controls around pricing. Daily, weekly and monthly analyses identify price changes over pre-determined thresholds for bonds and equity securities. Monthly analyses identify prices that have not changed, and missing prices. Also, on a monthly basis, a second source validation is performed on most sectors. Analyses are conducted by a dedicated pricing unit that follows up with trading and investment sector professionals and challenges prices with vendors when the estimated assumptions used differs from what the Company's investment manager feels a market participant would use. Examples of other procedures performed include, but are not limited to, initial and ongoing review of third-party pricing services’ methodologies, review of pricing statistics and trends and back testing recent trades.

The Company's investment manager has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services
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TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

are classified into Level 2 because the inputs used in pricing the securities are observable. Due to the lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated with observable market data.

Derivative Instruments

Derivative instruments are fair valued using pricing valuation models for OTC derivatives that utilize independent market data inputs, quoted market prices for exchange-traded derivatives and OTC-cleared derivatives, or independent broker quotations.

The Company performs ongoing analysis of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. The Company performs various controls on derivative valuations which include both quantitative and qualitative analyses. Analyses are conducted by a cross-functional group of investment, actuarial, risk and information technology professionals that analyze impacts of changes in the market environment and investigate variances. There is a monthly analysis to identify market value changes greater than pre-defined thresholds, stale prices, missing prices and zero prices. Also on a monthly basis, a second source validation, typically to broker quotations, is performed for certain of the more complex derivatives and all new deals during the month. A model validation review is performed on any new models, which typically includes detailed documentation and validation to a second source. As to certain derivatives that are held by the Company as well as its investment manager's other clients, the Company's investment manager performs ongoing analysis of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. On a daily basis, the Company's investment manager compares market valuations to counterparty valuations for all OTC derivatives held by the Company for collateral purposes.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

Valuation Inputs for Investments

For Level 1 investments, which are comprised of exchange-traded securities and open-ended mutual funds, valuations are based on observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date.

For the Company’s Level 2 and 3 bonds and stocks, typical inputs used by pricing techniques include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates.

A description of additional inputs used in the Company’s Level 2 and Level 3 measurements is included in the following discussion:

Level 2    The fair values of most of the Company’s Level 2 investments are determined by management after considering prices received from third-party pricing services. These investments include mostly bonds and preferred stocks.

Asset-backed securities, collateralized loan obligations, commercial and residential mortgage-backed securities - Primary inputs also include monthly payment information, collateral performance, which varies by vintage year and includes delinquency rates, collateral valuation loss severity rates, collateral refinancing assumptions, and credit default swap indices. Commercial and residential mortgage-backed securities prices also include estimates of the rate of future principal prepayments over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral.

All other corporate bonds, including surplus debentures - Primary inputs also include observations of credit default swap curves related to the issuer, and political events in emerging market economies where applicable.

State, municipalities and political subdivisions - Primary inputs also include Municipal Securities Rulemaking Board reported trades notices, and issuer financial statements.
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TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Foreign exchange derivatives - Primary inputs include the swap yield curve, currency spot and forward rates, and cross currency basis curves.

Interest rate derivatives - Primary input is the swap yield curve.

Level 3    Most of the Company’s securities classified as Level 3 include less liquid securities such as lower quality asset-backed securities, commercial and residential mortgage-backed securities primarily backed by sub-prime loans. Also included in Level 3 are securities valued based on broker prices or broker spreads, without adjustments. Primary inputs for non-broker priced investments, including structured securities, are consistent with the typical inputs used in Level 2 measurements noted above, but are Level 3 due to their less liquid markets. Additionally, certain long-dated securities are priced based on third-party pricing services, including municipal securities, foreign government/government agency securities, and bank loans. Primary inputs for these long-dated securities are consistent with the typical inputs used in the preceding noted Level 1 and Level 2 measurements, but include benchmark interest rate or credit spread assumptions that are not observable in the marketplace. Also included in Level 3 are certain derivative instruments that either have significant unobservable inputs or are valued based on broker quotations. Significant inputs for these derivative contracts primarily include the typical inputs used in the Level 1 and Level 2 measurements noted above, but also may include equity and interest rate volatility and swap yield curves beyond observable limits.

Separate Account assets

Non-guaranteed Separate Account assets are primarily invested in mutual funds and are valued by the underlying mutual funds in accordance to their valuation policies and procedures.

Significant Unobservable Inputs for Level 3 Assets Measured at Fair Values

The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value. The tables exclude corporate securities for which fair values are predominantly based on broker quotations. As of December 31, 2022 and December 31, 2021, the Company did not have any material Level 3 bonds measured at fair value that were not based on broker quotations.

(Amounts in thousands)	December 31, 2022
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
Macro hedge program
Equity options [2]	$235,827	Option model	Equity volatility	18%	64%	Increase

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

(Amounts in thousands)	December 31, 2021
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
Macro hedge program
Equity options [2]	$203,683	Option model	Equity volatility	17%	63%	Increase

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

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TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

The tables below provides a roll-forward of financial instruments measured at fair value using significant unobservable inputs (Level 3) for the years ended December 31, 2022 and 2021:

				Total Realized/
				Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	as of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	Jan.1, 2022	Level 3 [2]	Level 3 [2]	Income [1]	Surplus	Increases	Decreases	Settlements	Dec. 31, 2022
Assets
Common stocks - unaffiliated	$1,681	$—	$—	$—	$—	$1,762	$—	$—	$3,443
Total bonds and stocks	1,681	—	—	—	—	1,762	—	—	3,443
Derivatives
Macro hedge program	203,683	—	—	—	116,000	115,897	—	(184,499)	251,081
Total derivatives [3]	203,683	—	—	—	116,000	115,897	—	(184,499)	251,081
Total assets	$205,364	$—	$—	$—	$116,000	$117,659	$—	$(184,499)	$254,524
Total liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—

[1]All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.
[2]Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.
[3]Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

				Total Realized/
				Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	as of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	Jan. 1, 2021	Level 3 [2]	Level 3 [2]	Income [1]	Surplus	Increases	Decreases	Settlements	Dec. 31, 2021
Assets
All other corporate bonds – asset-backed	$1	$—	$—	$—	$1	$—	$—	$(2)	$—
Common stocks - unaffiliated	1,561	—	—	—	—	120	—	—	1,681
Total bonds and stocks	1,562	—	—	—	1	120	—	(2)	1,681
Derivatives
Macro hedge program	(246,778)	—	—	—	(372,733)	110,793	—	712,401	203683
Total derivatives [3]	(246,778)	—	—	—	(372,733)	110,793	—	712,401	203,683
Total assets	$(245,216)	$—	$—	$—	$(372,732)	$110,913	$—	$712,399	$205,364
Total liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—

[1]All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.
[2]Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.
[3]Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

Fair Values for All Financial Instruments by Levels 1, 2 and 3

The tables below reflects the fair values and admitted values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method (subsidiaries, joint ventures and partnerships). The fair values are also categorized into the three-level fair value hierarchy.
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NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands)	December 31, 2022
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets
Bonds - unaffiliated	$3,726,696	$4,138,349	$—	$3,259,227	$467,469	$—	$—
Preferred stocks - unaffiliated	24,626	24,626	—	24,626	—	—	—
Common stocks - unaffiliated	9,037	9,037	5,594	—	3,443	—	—
Mortgage loans	907,343	994,929	—	—	907,343	—	—
Cash, cash equivalents and short-term investments - unaffiliated	308,374	308,374	193,508	114,866	—	—	—
Derivative related assets	327,677	324,672	—	45,087	282,590	—	—
Contract loans	88,065	88,065	—	—	88,065	—	—
Surplus debentures	41,174	41,838	—	24,825	16,349	—	—
Low-income housing tax credits	8	8	—	—	8	—	—
Separate Account assets [1]	22,171,530	22,171,530	22,171,530	—	—	—	—
Total assets	$27,604,530	$28,101,428	$22,370,632	$3,468,631	$1,765,267	$—	$—
Liabilities
Liability for deposit-type contracts	$(169,983)	$(169,983)	$—	$—	$(169,983)	$—	$—
Derivative related liabilities	(137,350)	$(82,797)	—	(105,841)	(31,509)	—	—
Separate Account liabilities	(22,171,530)	(22,171,530)	(22,171,530)	—	—	—	—
Total liabilities	$(22,478,863)	$(22,424,310)	$(22,171,530)	$(105,841)	$(201,492)	$—	$—
[1] Excludes approximately $7 million, at December 31, 2022, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

(Amounts in thousands)	December 31, 2021
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value(NAV)	Not Practicable (Carrying Value)
Assets
Bonds - unaffiliated	$5,256,180	$4,637,506	$51,486	$4,736,219	$468,475	$—	$—
Preferred stocks - unaffiliated	29,309	29,309	—	29,309	—	—	—
Common stocks - unaffiliated	8,316	8,316	6,635	—	1,681	—	—
Mortgage loans	842,755	809,966	—	—	842,755	—	—
Cash, cash equivalents and short-term investments - unaffiliated	223,458	223,475	178,945	15,009	29,504	—	—
Derivative related assets	241,243	230,105	—	15,415	225,828	—	—
Contract loans	91,332	91,332	—	—	91,332	—	—
Surplus debentures	65,162	49,701	—	41,392	23,770	—	—
Low-income housing tax credits	57	57	—	—	57	—	—
Separate Account assets [1]	29,455,658	29,455,658	29,455,658	—	—	—	—
Total assets	$36,213,470	$35,535,425	$29,692,724	$4,837,344	$1,683,402	$—	$—
Liabilities
Liability for deposit-type contracts	$(183,768)	$(183,768)	$—	$—	$(183,768)	$—	$—
Derivative related liabilities	(39,291)	(39,552)	—	(17,146)	(22,145)	—	—
Separate Account liabilities	(29,455,658)	(29,455,658)	(29,455,658)	—	—	—	—
Total liabilities	$(29,678,717)	$(29,678,978)	$(29,455,658)	$(17,146)	$(205,913)	$—	$—

[1] Excludes approximately $9 million, at December 31, 2021, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

The valuation methodologies used to determine the fair values of bonds, stocks and derivatives are described in the above Fair Value Measurements section of this note.

35

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The amortized cost of cash, cash equivalents and short-term investments approximates fair value.

Fair values for mortgage loans on real estate were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.

The carrying amounts of the liability for deposit-type contracts and Separate Account liabilities approximate their fair values.

The fair values of contract loans were determined using current loan coupon rates which reflect the current rates available under the contracts. As a result, the fair values approximate the carrying value of the contract loans.

At December 31, 2022 and 2021 the Company had no investments where it was not practicable to estimate fair value.

36

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

5. Income Taxes

A.The components of the net deferred tax asset/(deferred tax liability) ("DTA"/"(DTL)") at period end and the change in those components are as follows:

1				2022
			Ordinary	Capital	Total
	(a)	Gross DTA	$148,502,633	$2,806,771	$151,309,404
	(b)	Statutory valuation allowance adjustments			—
	(c)	Adjusted gross DTA	148,502,633	2,806,771	151,309,404
	(d)	Deferred tax assets nonadmitted	—	—	—
	(e)	Subtotal net admitted deferred tax assets	148,502,633	2,806,771	151,309,404
	(f)	Deferred tax liabilities	51,934,982	48,650,340	100,585,322
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$96,567,651	$(45,843,569)	$50,724,082

2				2022
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	48,587,737	2,641,263	51,229,000
		(1) DTAs expected to be realized after the balance sheet date	48,587,737	2,641,263	51,229,000
		(2) DTAs allowed per limitation threshold	XXX	XXX	134,685,763
	(c)	DTAs offset against DTLs	99,914,896	165,508	100,080,404
	(d)	DTAs admitted as a result of application of SSAP No. 101	$148,502,633	$2,806,771	$151,309,404

3	(a)	Ratio % used to determine recovery period and threshold limitation	1043%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	897,905,089

4			2022
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$148,502,633	$2,806,771
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	1%	0%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$148,502,633	$2,806,771
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	2%	—%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes ___	No _X_

1				2021
			Ordinary	Capital	Total
	(a)	Gross DTA	$140,491,281	$5,676,627	$146,167,908
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	140,491,281	5,676,627	146,167,908
	(d)	Deferred tax assets nonadmitted	29,381,159	249,477	29,630,636
	(e)	Subtotal net admitted deferred tax assets	111,110,122	5,427,150	116,537,272
	(f)	Deferred tax liabilities	20,563,544	41,911,728	62,475,272
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$90,546,578	$(36,484,578)	$54,062,000

37

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

2				2021
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	48,634,850	5,427,150	54,062,000
		(1) DTAs expected to be realized after the balance sheet date	48,634,850	5,427,150	54,062,000
		(2) DTAs allowed per limitation threshold	XXX	XXX	107,757,330
	(c)	DTAs offset against DTLs	62,475,272	—	62,475,272
	(d)	DTAs admitted as a result of application of SSAP No. 101	$111,110,122	$5,427,150	$116,537,272

3	(a)	Ratio % used to determine recovery period and threshold limitation	815%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	718,382,198

4			2021
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$140,491,281	$5,676,627
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	5%	—%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$111,110,122	$5,427,150
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	—%	100%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes ___	No _X_

1			Change During 2022
			Ordinary	Capital	Total
	(a)	Gross DTA	$8,011,352	$(2,869,856)	$5,141,496
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	8,011,352	(2,869,856)	5,141,496
	(d)	Deferred tax assets nonadmitted	(29,381,159)	(249,477)	(29,630,636)
	(e)	Subtotal net admitted deferred tax assets	37,392,511	(2,620,379)	34,772,132
	(f)	Deferred tax liabilities	31,371,438	6,738,612	38,110,050
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$6,021,073	$(9,358,991)	$(3,337,918)

2			Change During 2022
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	(47,113)	(2,785,887)	(2,833,000)
		(1) DTAs expected to be realized after the balance sheet date	(47,113)	(2,785,887)	(2,833,000)
		(2) DTAs allowed per limitation threshold	XXX	XXX	—
	(c)	DTAs offset against DTLs	37,439,624	165,508	37,605,132
	(d)	DTAs admitted as a result of application of SSAP No. 101	$37,392,511	$(2,620,379)	$34,772,132

3	(a)	Ratio % used to determine recovery period and threshold limitation	228
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	179,522,891

38

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

4			Change During 2022
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$8,011,352	$(2,869,856)
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	(4)%	—%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$37,392,511	$(2,620,379)
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	2%	(100)%

B.    DTLs are not recognized for the following amounts:

Not Applicable.

39

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

C.    Significant Components of Income Taxes Incurred

1.	The components of current income tax (benefit)/expense are as follows:
			2022	2021	Change
	(a)	Federal	$(24,113,001)	$(27,766,917)	$3,653,916
	(b)	Foreign	—	—	—
	(c)	Subtotal	(24,113,001)	(27,766,917)	3,653,916
	(d)	Federal income tax on net capital gains	7,275,024	13,735,771	(6,460,747)
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(16,837,977)	$(14,031,146)	$(2,806,831)

2.	The main components of the period end deferred tax amounts and the change in those components are as follows:
		2022	2021	Change
	DTA: Ordinary
	Policyholder reserves	$44,037,752	$44,667,308	$(629,556)
	Deferred acquisition costs	88,959,591	77,968,591	10,991,000
	Compensation and benefits	31,500	1,957,215	(1,925,715)
	Investments	—	—	—
	Net operating loss carryforward	—	—	—
	Tax credit carryforward	9,330,850	9,330,850	—
	Other	6,142,940	6,567,317	(424,377)
	Subtotal: DTA Ordinary	148,502,633	140,491,281	8,011,352
	Ordinary statutory valuation allowance	—	—	—
	Total adjusted gross ordinary DTA	148,502,633	140,491,281	8,011,352
	Nonadmitted ordinary DTA	—	29,381,159	(29,381,159)
	Admitted ordinary DTA	148,502,633	111,110,122	37,392,511
	DTA: Capital
	Investments	2,806,771	5,676,627	(2,869,856)
	Subtotal: DTA Capital	2,806,771	5,676,627	(2,869,856)
	Capital statutory valuation allowance	—	—	—
	Total adjusted gross capital DTA	2,806,771	5,676,627	(2,869,856)
	Nonadmitted capital DTA	—	249,477	(249,477)
	Admitted capital DTA	2,806,771	5,427,150	(2,620,379)
	Total Admitted DTA	$151,309,404	$116,537,272	$34,772,132

DTL: Ordinary
Investments	$48,359,318	$17,791,231	$30,568,087
Deferred and uncollected premium	—	—	—
Policyholder reserves	3,575,664	2,772,313	803,351
Other	—	—	—
Gross DTL ordinary	51,934,982	20,563,544	31,371,438
DTL: Capital
Investments	48,650,340	41,911,728	6,738,612
Other	—	—	—
Gross DTL capital	48,650,340	41,911,728	6,738,612
Total DTL	100,585,322	62,475,272	38,110,050
Net adjusted DTA/(DTL)	$50,724,082	$54,062,000	$(3,337,918)
Adjust for the change in deferred tax on unrealized gains/losses			3,491,753
Adjust for the change in nonadmitted deferred tax			(29,630,636)
Other adjustments			—
Adjusted change in net deferred Income Tax			$(29,476,801)

40

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

D.    Reconciliation of federal income tax rate to actual effective rate:

The sum of the income tax incurred and the change in the DTA/DTL is different from the result obtained by applying the statutory federal income tax rate to the pretax income. The significant items causing this difference are as follows:

		% of Pre-tax		% of Pre-tax		% of Pre-tax
	2022	income	2021	income	2020	income
	Tax effect	$(19,256,266)	Tax effect	$120,579,910	Tax effect	$(9,893,389)
Statutory tax	$(4,043,816)	21.00%	$25,321,781	21.00%	$(2,077,612)	21.00%
Tax preferred investments	(18,282,825)	94.94%	(14,088,142)	(11.68)%	(11,683,415)	118.09%
Interest maintenance reserve	2,375,769	(12.34)%	(14,320,937)	(11.88)%	3,088,775	(31.22)%
Amortization of inception gain	(4,974,717)	25.83%	(4,974,717)	(4.13)%	(4,974,717)	50.28%
VA Hedge gains reported in surplus	34,656,802	(179.98)%	4,415,554	3.66%	6,485,579	(65.55)%
Change in basis of computing reserves	5,136,894	(26.68)%	—	—%	—	—%
Prior period adjustments	(890,709)	4.63%	610,865	0.51%	24,756,222	(250.23)%
Change in deferred tax on non-admitted assets	454,237	(2.36)%	(258,548)	(0.21)%	(76,362)	0.77%
Foreign related investments	(1,824,900)	9.48%	(2,765,000)	(2.29)%	(3,476,000)	35.13%
All other	32,089	(0.16)%	51,898	0.02%	182,971	(1.85)%
Total statutory income tax	12,638,824	(65.64)%	(6,007,246)	(5.00)%	12,225,441	(123.58)%
Federal and foreign income taxes incurred	(16,837,977)	87.44%	(14,031,146)	(11.64)%	(56,988,168)	576.02%
Change in net deferred income taxes	29,476,801	(153.08)%	8,023,900	6.64%	69,213,609	(699.60)%
Total statutory income tax	$12,638,824	(65.64)%	$(6,007,246)	(5.00)%	$12,225,441	(123.58)%

E.    Operating loss and tax credit carryforwards and protective tax deposits

1. At December 31, 2022, the Company had $0 of net operating loss carryforwards, and $9,330,850 of foreign tax credit carryovers which expire between 2028 and 2030.
2. The amount of federal income taxes incurred in the current year and each preceding year that will be available for recoupment in the event of future net losses are:

2022	—
2021	—
2020	—

3. The aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2022.

F.    Consolidated Federal Income Tax Return

1. The Company’s federal income tax return is consolidated within TR Re, Ltd.'s consolidated federal income tax return. The consolidated federal income tax return includes the following entities:

TR Re, Ltd.
Talcott Resolution Life Insurance Company
Talcott Resolution Life and Annuity Insurance Company
American Maturity Life Insurance Company

2. Federal Income Tax Allocation

Estimated tax payments are made quarterly (if necessary), at which time intercompany tax balances are settled. In the subsequent year, additional settlements (if necessary) are made on the unextended due date of the return and at the time that the return is filed. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.
41

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

6. Reinsurance

The amount of reinsurance recoverables from and payables to affiliated and unaffiliated reinsurers were $61,453,139 and $28,770,054 respectively, as of December 31, 2022 and $57,983,762 and $28,893,273 respectively, as of December 31, 2021.

The effect of reinsurance as of and for the years ended December 31 is summarized as follows:

2022	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$19,616,158,015	$456,864,211	$(15,407,884,903)	$4,665,137,323
Liability for deposit-type contracts	812,556,516	334,089	(642,907,752)	169,982,853
Policy and contract claim liabilities	188,184,446	9,608,492	(179,696,152)	18,096,786
Premium and annuity considerations	819,381,471	62,675,930	(828,399,766)	53,657,635
Death, annuity, disability and other benefits	1,550,348,958	97,923,497	(1,421,232,189)	227,040,266
Surrenders and other fund withdrawals	2,340,373,565	131,470,492	(1,354,829,420)	1,117,014,637

2021	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$18,830,507,419	$859,279,164	$(14,859,366,482)	$4,830,420,101
Liability for deposit-type contracts	899,531,652	246,818	(716,010,403)	183,768,067
Policy and contract claim liabilities	231,270,273	21,147,387	(228,987,444)	23,430,216
Premium and annuity considerations	901,362,020	82,943,229	(14,308,900,870)	(13,324,595,621)
Death, annuity, disability and other benefits	1,654,726,072	127,708,572	(1,453,150,077)	329,284,567
Surrenders and other fund withdrawals	2,981,648,379	178,837,868	(401,880,296)	2,758,605,951

2020	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$18,554,505,102	$881,152,754	$(14,570,720,964)	$4,864,936,892
Liability for deposit-type contracts	1,001,789,492	211,245	(802,735,820)	199,264,917
Policy and contract claim liabilities	238,345,043	25,774,263	(235,999,674)	28,119,632
Premium and annuity considerations	880,100,276	83,906,116	(828,502,897)	135,503,495
Death, annuity, disability and other benefits	1,475,763,618	116,452,362	(1,280,400,605)	311,815,375
Surrenders and other fund withdrawals	2,805,063,678	174,708,943	(424,779,670)	2,554,992,951

A. External reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its maximum losses. Such agreements do not relieve the Company from its primary liability to policyholders. The inability or unwillingness of a reinsurer to meet its financial obligations to the Company, including the impact of any insolvency or rehabilitation proceedings involving a reinsurer that could affect the Company's access to collateral held in trust, could have a material adverse effect on the Company's financial condition, results of operations and liquidity. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. As of December 31, 2022, the Company has two reinsurance-related concentrations of credit risk greater than 10% of the Company’s capital and surplus. The concentrations, which are actively monitored, are as follows: reserve credits totaling $14.3 billion for Prudential Financial Inc. ("Prudential") offset by $10.0 billion of market value of assets held in trust, for a net exposure of $4.3 billion. In addition, reserve credits totaling $1.7 billion for Commonwealth Annuity and Life Insurance Company are offset by $1.7 billion of market value of assets held in trust, for no net exposure. As of December 31, 2021, the Company had two reinsurance-related concentrations of credit risk greater than 10% of the Company’s capital and surplus. The concentrations, which were actively monitored, were as follows: reserve credits totaling $13.7 billion for Prudential offset by $12.2 billion of market value of assets held in trust, for a net exposure of $1.5 billion. In addition, reserve credits totaling $1.9 billion for Commonwealth Annuity and Life Insurance Company offset by $2.4 billion of market value of assets held in trust, for no net exposure.
42

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The Company has a reinsurance agreement under which the reinsurer has a limited right to unilaterally cancel the reinsurance for reasons other than for nonpayment of premium or other similar credits. The estimated amount of aggregate reduction in the Company’s surplus of this limited right to unilaterally cancel this reinsurance agreement by the reinsurer for which cancellation results in a net obligation of the Company to the reinsurer, and for which such obligation is not presently accrued is $34,263,177 in 2022, an increase of $7,516,210 from the 2021 balance of $26,746,967. The total amount of reinsurance credits taken for this agreement was $43,371,111 in 2022, an increase of $9,514,190 from the 2021 balance of $33,856,921.

On January 2, 2013, The Hartford completed the sale of its Individual Life insurance business to Prudential. The net gain totaling $600 million, before tax, was deferred as a component of Other than special surplus funds on the Company's Statements of Admitted Assets, Liability and Capital and Surplus, and will be amortized over 20 years as earnings are projected to emerge from this block of business. Amortization amounts, which are recorded as Commissions and expense allowances on reinsurance ceded on the Statements of Operations and as Amortization and a decrease of Gain on inforce reinsurance on the Statements of Changes in Capital and Surplus totaled $19.0 million in 2022, 2021 and 2020, respectively.

In 2018, the Company and TL entered into reinsurance agreements with Commonwealth Annuity and Life Insurance Company, a subsidiary of Global Atlantic Financial Group. The net gain totaling $73 million, after tax, was deferred as a component of Other than special surplus funds on the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus, and will be amortized over a period of 25 years as earnings are projected to emerge from this block of business. Amortization amounts, which are recorded as Commission and expense allowances on reinsurance ceded on the Statements of Operation and as amortization and a decrease of Gain on inforce reinsurance on the Statements of Changes in Capital and Surplus totaled $4.7 million in 2022 and 2021, respectively.
B. Reinsurance Ceded to Affiliates

The Company entered into an affiliated reinsurance agreement with its indirect parent, TR Re, Ltd., an unauthorized reinsurer, effective December 30, 2021. Pursuant to such reinsurance agreement, the Company generally ceded 50% of the Company’s variable annuity and payout annuity blocks with certain variable annuity guarantees ceded at 100% and certain structured settlement contracts ceded at a lesser quota share percentage. All such business is ceded on a modified coinsurance basis. The net impact of this reinsurance transaction on the Company’s results of operations and financial condition included ceded premiums totaling $13.5 billion, substantially offset by reserve adjustments on reinsurance totaling $13.4 billion and the transfer of IMR totaling approximately $104.4 million. The transfer of IMR was offset by funds held under reinsurance treaties with unauthorized reinsurers totaling $104.4 million which are included in Other liabilities. The Company paid additional amounts totaling $35.6 million (before tax) and as a result, incurred a net loss for the same amount.

43

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

7. Related Party Transactions

Transactions between the Company and its affiliates, relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions, returns of capital and payments of dividends. Substantially all general insurance expenses related to the Company, including rent and benefit plan expenses, are initially paid by TL.

Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization. As a result of a new Amended and Restated Services and Cost Allocation Agreement effective July 1, 2021, certain indirect expense are allocated on a cost plus basis.

The Company reported $0 and $21,274,697 as payable to parents, subsidiaries and affiliates as of December 31, 2022 and 2021, respectively. Amounts are settled in accordance with terms of the agreements.

Effective June 1, 2018, TL entered into an Intercompany Liquidity Agreement (the “Liquidity Agreement”) with TLA. The Liquidity Agreement allows for short-term advances of funds between TL, TLA and certain TL subsidiaries who become parties to the Liquidity Agreement in the future. The Company had no issued and outstanding notes as of December 31, 2022 and 2021.

On September 18, 2020, TLA paid a dividend of $400,000,000 to TL, the Company's parent.
Related party transactions may not be indicative of the costs that would have been incurred on a stand-alone basis. For additional information, see Notes 5, 6, 8 and 11.

8. Retirement Plans, Other Postretirement Benefit Plans and Postemployment Benefits

In September, 2021, the Company adopted a new Long-term Cash Incentive Plan (“the Plan”) to attract and retain executive and management level employees of the Company and its affiliates in support of the continued growth and long-term performance of the Company. U.S. employees in certain employment bands (generally executive and management level) are eligible to participate in the Plan. Targets vary by employment level. Awards are issued annually at the discretion of management, and vest in full on the third anniversary of the date of the grant, subject to the participant’s continued employment with the Company. The expenses accrued for the Company during 2022 and 2021 were immaterial.

As of June 1, 2018, Talcott Resolution Life Insurance Company adopted an investment and savings plan, the Talcott 401(k) Plan and a non-qualified savings plan, the Talcott Resolution Deferred Compensation Plan. Effective December 31, 2018, both plans were assigned to Talcott Resolution Life Inc., the Company's indirect parent. Substantially all U.S. employees of the Company are eligible to participate in Talcott 401 (k) Plan under which designated contributions can be invested in a variety of investments. The Company's contributions include a non-elective contribution of 2% of eligible compensation and a dollar-for-dollar matching contribution of up to 6% of eligible compensation contributed by the employee each pay period. The Talcott Resolution Deferred Compensation Savings Plan has a 6% matching contribution for eligible compensation earned in excess of the 401(a)(17) limit, currently $275,000. Eligible compensation includes salary and bonuses and participants can defer up to 80% of their eligible pay. The costs allocated to the Company for the years ended December 31, 2022 and 2021, were immaterial.
The Company participates in Talcott sponsored postemployment plans that provide for medical and salary replacement benefits for employees on long-term disability. The expenses allocated to the Company for long term disability were not material to the results of operations for the years ended December 31, 2022 and 2021.

9. Debt

A.FHLB (Federal Home Loan Bank) Agreements

1.The Company is a member of the Federal Home Loan Bank of Boston (“FHLB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based businesses or to enhance liquidity management. FHLB membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount (generally between 3.0% and 4.0% of the principal balance) based upon the term of the outstanding advances. FHLB stock held by the Company is
44

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

classified within Common stocks on the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2022 and 2021, there were no advances outstanding.

State law limits the Company's ability to pledge, hypothecate or otherwise encumber its assets. The amount of advances that can be taken by the Company are dependent on the assets pledged by the Company to secure the advances, and are therefore subject to this legal limit. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. For 2022 and 2021, the Company's pledge limits were $237 million and $193 million, respectively. The Company would need to seek prior written approval from the Department in order to exceed this limit. If the Company were to pursue borrowing additional amounts under its estimated capacity it may have to purchase additional shares of activity stock.

2. FHLB Capital Stock

a. Aggregate Totals

1.As of December 31, 2022

		1 Total 2+3	2 General Account	3 Separate Accounts
a.	Membership Stock - Class A	—	—	—
b.	Membership Stock - Class B	3,443,100	3,443,100	—
c.	Activity Stock	—	—	—
d.	Excess Stock	—	—	—
e.	Aggregate Total (a+b+c+d)	3,443,100	3,443,100	—
f.	Actual or estimated borrowing capacity as determined by the insurer	237,000,000	237,000,000	—

2. As of December 31, 2021

		1 Total 2+3	2 General Account	3 Separate Accounts
a.	Membership Stock - Class A	—	—	—
b.	Membership Stock - Class B	1,680,700	1,680,700	—
c.	Activity Stock	—	—	—
d.	Excess Stock	—	—	—
e.	Aggregate Total (a+b+c+d)	1,680,700	1,680,700	—
f.	Actual or estimated borrowing capacity as determined by the insurer	193,000,000	193,000,000	—

b. Membership Stock (Class A and B) Eligible for Redemption as of December 31, 2022

				Eligible for Redemption
Membership Stock		1 Current Period Total (2+3+4+5+6)	2 Not Eligible for Redemption	3 Less Than 6 Months	4 6 Months to Less than 1 Year	5 1 to Less than 3 Years	6 3 to 5 Years
1	Class A	$—	$—	$—	$—	$—	$—
2	Class B	3,443,100	3,443,100	—	—	—	—

45

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

3. Collateral Pledged to FHLB

a. Amount Pledged as of December 31, 2022

		1 Fair Value	2 Carrying Value	Aggregate Total Borrowing
1	Current Year Total General and Separate Accounts (Total Collateral Pledged (Lines 2 + 3)	$186,029,443	$198,182,721	$—
2	Current Year General Account: Total Collateral Pledged	186,029,443	198,182,721	—
3	Current Year Separate Account: Total Collateral Pledged	—	—	—
4	Prior Year-end Total General and Separate Accounts: Total Collateral Pledged	27,350,396	26,627,008	—

    b. Maximum Amount Pledged During Reporting Period

		1 Fair Value	2 Carrying Value	3 Amount Borrowed at Time of Maximum Collateral
1	Current Year Total General and Separate Accounts (Maximum Collateral Pledged (Lines 2 + 3)	$186,029,443	$198,182,721	$—
2	Current Year General Account Maximum Collateral Pledged	186,029,443	198,182,721	—
3	Current Year Separate Account Maximum Collateral Pledged	—	—	—
4	Prior Year-end Total General and Separate Accounts Maximum Collateral Pledged	27,350,396	27,451,962	—

     4. a. & b. Borrowing from FHLB - Amount as of the Reporting Date

The Company had no borrowings from the FHLB as of December 31, 2022 and December 31, 2021.

c. FHLB - Prepayment Obligations

The Company does not have any prepayment obligations as of December 31, 2022 and December 31, 2021.

10. Capital and Surplus and Shareholder Dividend Restrictions

Dividend Restrictions

The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval of the Connecticut Insurance Commissioner (the “Commissioner”), is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to policyholders, federal income taxes and before realized capital gains or (losses) for the previous year. In addition, if any dividend exceeds the insurer's earned surplus, it requires the prior approval of the Commissioner. Dividends are paid as determined by the Board of Directors in accordance with state statutes and regulations, and are not cumulative. No dividends were paid in 2022 and 2021. Dividends paid totaled $400 million in 2020. For additional information, see Note 7. With respect to dividends to its parent, TL, the Company’s dividend limitation under the holding company laws of Connecticut is $94,862,917 in 2023. As a condition to the Sixth Street Acquisition described in Note 1, the Department requires any dividends for the Company, for a two-year period following the acquisition, be approved by the Commissioner.

Unassigned Funds

The portion of unassigned funds represented or reduced by each item below at December 31 was as follows:
46

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

	2022	2021
Unrealized capital losses, gross of tax	$31,155,039	$(150,600,648)
Asset valuation reserve	(150,405,868)	(142,453,157)
Nonadmitted asset values	(16,142,494)	(47,941,676)
Separate Account expense allowance	25,657,707	28,451,080

11. Separate Accounts

The Company maintained Separate Account assets totaling $22,177,651,722 and $29,464,947,964 as of December 31, 2022 and 2021, respectively. The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company recorded assets and liabilities for individual variable annuities, variable life and variable universal life product lines in the Separate Accounts.

The Separate Account classifications are supported by state statute and are in accordance with the domiciliary state procedures for approving items within the Separate Accounts. Separate Account assets are segregated from other investments and reported at fair value. Some assets are considered legally insulated whereas others are not legally insulated from the General Account. As of December 31, 2022 and 2021, the Company’s Separate Account statement included legally insulated assets of $22,177,651,722 and $29,464,947,964, respectively.

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the General Account Statements of Operations as a component of Net transfers from Separate Accounts. The Company’s Separate Accounts are non-guaranteed, wherein the policyholder assumes substantially all the investment risks and rewards. Investment income (including investment gains and losses) and interest credited to policyholders on Separate Account assets are not separately reflected in the Statements of Operations.

Separate Account fees, net of minimum guarantees, were $487,028,149, $551,133,174 and $515,178,848 for the years ended December 31, 2022, 2021 and 2020, respectively, and are recorded as a component of fee income on the Company’s Statements of Operations.

An analysis of the Separate Accounts as of December 31, 2022 is as follows:

	Indexed	Nonindexed Guaranteed Less Than or Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premium considerations or deposits for the
year ended December 31, 2022	$—	$—	$—	$267,966,953	$267,966,953
Reserves at year-end:
For accounts with assets at:
Fair value	$—	$—	$—	$22,130,512,592	$22,130,512,592
Amortized cost	—	—	—	—	—
Total reserves	$—	$—	$—	$22,130,512,592	$22,130,512,592
By withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With market value adjustment	—	—	—	—	—
At book value without market value adjustment
and with surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	21,908,954,242	21,908,954,242
At book value without market value adjustment
and with surrender charge of less than 5%	—	—	—	—	—
Subtotal	—	—	—	21,908,954,242	21,908,954,242
Not subject to discretionary withdrawal	—	—	—	221,558,350	221,558,350
Total	$—	$—	$—	$22,130,512,592	$22,130,512,592

47

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Below is a reconciliation of net transfers from Separate Accounts:

	December 31, 2022	December 31, 2021	December 31, 2020
Transfer to Separate Accounts	267,966,954	$324,159,709	$285,780,328
Transfer from Separate Accounts	2,380,057,675	3,133,066,954	2,882,960,715
Net Transfer from Separate Accounts	(2,112,090,721)	(2,808,907,245)	(2,597,180,387)
Internal exchanges and other Separate Account activity	(14,860,797)	(5,072,046)	(7,948,103)
Transfer from Separate Accounts on the Statements of Operations	$(2,126,951,518)	$(2,813,979,291)	$(2,605,128,490)

12. Commitments and Contingent Liabilities

A. Litigation

The Company is or may become involved in various legal actions, some of which assert claims for substantial amounts. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses and costs of defense, will not be material to the financial condition of the Company.

B. Guaranty Funds

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year, depending on the state.

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by/refunded to the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company paid immaterial net guaranty fund assessments in 2022, 2021, and 2020. The Company had immaterial guaranty fund receivables as of December 31, 2022 and 2021, respectively.

48

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

C. Contingent Commitments

As of December 31, 2022 and 2021, the Company has outstanding commitments totaling $320,634,407 and $364,224,800, respectively, of which $179,360,416 and $230,106,792, respectively, is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, at December 31, 2022 and 2021, $141,273,991 and $101,619,522, respectively, is largely related to commercial whole loans. The remaining outstanding commitments of $0 and $32,498,486 are related to various funding obligations associated with private placement securities, as of December 31, 2022 and 2021, respectively.

Detail of Other Contingent Commitments

1 Nature and Circumstances of Guarantee and Key Attributes, Including Date and Duration of Agreement	2 Liability Recognition of Guarantee	3 Ultimate Financial Statement Impact if Action Under the Guarantee is Required	4 Maximum Potential Amount of Future Payments the Guarantor Could be Required to Make	5 Current Status of Payment or Performance Risk of Guarantee
Effective February 1, 2018, TLA guaranteed the obligations of Talcott Resolution Comprehensive Employee Benefit Service Company ("TCB"), a wholly-owned subsidiary, with respect to certain structured settlement liability obligations to provide an increased level of security to claimants under such structured settlements; these obligations were assumed from TL on February 1, 2018. As of December 31, 2022 and December 31, 2021, no liability was recorded for this guarantee, as TCB was able to meet these policyholder obligations..	$—	Increase in Investments in SCA, Dividends to stockholders (capital contribution), Expense, or Other	Unlimited (1)	The guaranteed affiliate maintains surplus in addition to policyholder reserves. The payment or performance risk of this guarantee is low as It is unlikely that this guarantee will be triggered.

(1) There is no limit on the Company's guarantee to pay policyholder obligations on behalf of the affiliate for the      contracts covered in the guarantee agreement.

D. Leases

Transactions include rental facilities and equipment. Rent paid by the Company for its share of space occupied and equipment used by the Company was $767,400, $836,059 and $1,088,395 in 2022, 2021 and 2020, respectively. Future minimum rental commitments are immaterial.

The principal executive office of the Company, together with its parent and other life insurance affiliates, is located in Windsor, Connecticut.

E. Tax Matters

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is no longer subject to U.S. federal or state and local income tax examinations for years prior to 2018, with the exception of net operating loss carryforwards utilized in open tax years. Management believes that adequate provision has been made in the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years.

The Separate Account dividend received deduction (“DRD”) is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The
49

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Company recorded benefits of $18,282,825, $14,088,142 and $11,683,415 related to the Separate Account DRD for the years ended December 31, 2022, 2021, and 2020, respectively.

The Company believes it is more likely than not that all deferred tax assets will be fully realized. Consequently, no valuation allowance has been provided. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics, and business considerations such as asset-liability matching.

13. Subsequent Events

On January 27, 2023, TLA loaned $60 million to TR Re per the intercompany liquidity agreement (see Note 7). The interest rate of this loan is 4.5% and the maturity date is January 26, 2024.

The Company has evaluated events subsequent to December 31, 2022, through April 20, 2023, the date the statutory-basis financial statements were available to be issued. The Company has not evaluated subsequent events after that date for presentation in these statutory-basis financial statements. There were no other subsequent events that had a material impact on the financial results of the Company.

50

PART C - OTHER INFORMATION
ITEM 27. EXHIBITS

(a)		Resolution of the Board of Directors authorizing the establishment of the Separate Account.(1)
(b)		Not applicable.(1)
(c)	(1)	Amended and Restated Principal Underwriter Agreement.(1)
	(2)	Form of Dealer Agreement.(1)
(d)	(1)	Individual Flexible Premium Variable Annuity Contract.(1)
	(2)	Principal First Preferred.(1)
	(3)	Extended Withdrawal Privilege Rider.(1)
	(4)	Fixed Account Rider.(1)
	(5)	Fixed Account Rider.(1)
	(6)	Fixed Account rider.(1)
	(7)	Premium Protection Death Benefit Rider.(1)
	(8)	Maximum Anniversary Value Death Benefit Rider/Earnings Protection Benefit Rider.(1)
	(9)	Asset Protection Death Benefit Rider.(1)
	(10)	Earnings Protection Death Benefit Rider.(1)
	(11)	Return of Contract Value Death Benefit Rider.(1)
	(12)	Guaranteed Income Benefit Rider.(1)
	(13)	Principal First Benefit Rider.(1)
	(14)	Lifetime Income Builder Portfolios Rider (Single).(1)
	(15)	Lifetime Income Builder Portfolios Rider (Joint Life / Spousal).(1)
	(16)	Lifetime Income Builder Selects Rider (Single).(1)
	(17)	Lifetime Income Builder Selects Rider (Joint Life / Spousal).(1)
	(18)	Lifetime Income Foundation Rider (Single).(1)
	(19)	Lifetime Income Foundation Rider (Joint Life / Single).(1)
	(20)	Lifetime Income Builder II Rider (Single).(1)
	(21)	Lifetime Income Builder II Rider (Joint Life / Spousal).(1)
	(22)	Amendatory Rider - Voluntary Program to Surrender Contract and In Force Riders and Received Enhanced Surrender Value.(1)
	(23)	Amendatory Rider - Annuity Commencement Date Deferral Option.(1)
(e)		Form of Application.(1)
(f)	(1)	Certificates of Incorporation of Talcott Resolution.(2)
	(2)	Amended and Restated By-Laws of Talcott Resolution.(2)
(g)	(1)	ACE Tempest Life Reinsurance Ltd.(1)
	(2)	Swiss Re Life & Health America, Inc. (HLA).(1)
	(3)	TR Re, Ltd. Reinsurance Agreement (October 1, 2021) (TLA) (3)
(h)	(1)	AB Variable Products Series Fund, Inc.(1)
	(2)	AIM Variable Insurance Funds.(1)
	(3)	BlackRock Variable Series Funds, Inc.(1)
	(4)	Fidelity Variable Insurance Products Funds.(1)
	(5)	Hartford Funds.(1)
	(6)	Lord Abbett Series Fund, Inc.(1)
	(7)	Morgan Stanley VIF.(1)
	(8)	Putnam Variable Trust.(1)
	(9)	Wells Fargo Variable Trust Funds.(1)
	(10)	Exela Talcott MSA
(i)	(1)	AB Variable Products Series Fund, Inc. (3)
	(2)	AIM Variable Insurance Funds (3)
	(3)	BlackRock Variable Series Funds, Inc. (3)
	(4)	Fidelity Variable Insurance Products Funds (3)
	(5)	Hartford Funds (3)
	(6)	Lord Abbett Series Fund, Inc. (3)
	(7)	Morgan Stanley VIF (3)
	(8)	Putnam Variable Trust (3)
	(9)	Wells Fargo Variable Trust Funds (3)

(j)	(1)
Guarantee Agreement, between Hartford Life and Accident Insurance Company and ITT Hartford Life and Annuity Insurance Company, its wholly owned subsidiary, dated as of August 20, 1993 and effective as of August 20, 1993.(1)

	(2)	Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997.(1)
(k)		Opinion and Consent of Christopher Grinnell, Associate General Counsel
(l)		Consents of Deloitte & Touche LLP.
(m)		No financial statements are omitted
(n)		Not applicable.
(o)		Not applicable.
99		Copy of Power of Attorney.
(1) Incorporated by reference to the Item 24(b)(1), Item 24(b)(3-5), Item 24(b)(7-8), respectively, of Post-Effective Amendment No. 30, to the Registration Statement File No. 333-119421, dated April 29, 2021.
(2)    Incorporated by reference to the Items 24(b)(6)(a-b), respectively, of Post-Effective Amendment No. 28, to the Registration Statement File No. 333-119421, dated June 28, 2018.
(3)    Incorporated by reference to the Items 27(g)(3), 27(h)(10), and 27(i)(1-9), respectively, of Post-Effective Amendment No. 31, to the Registration Statement File No. 333-119421, dated April 21, 2022.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Christopher B. Abreu	Vice President and Chief Risk Officer
David Bell	Assistant Secretary and Chief Information Security Officer
Ellen Below	Vice President, Chief Communications Officer and Head of Implementation
Jeremy Billiel	Assistant Vice President and Treasurer
Matthew Bjorkman	Vice President and Chief Auditor
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Christopher B. Cramer	Senior Vice President, Corporate Secretary and Chief Tax Officer
James Cubanski	Vice President
Christopher J. Dagnault	Vice President
Glenn Gazdik	Vice President and Actuary
Emily Golovicher	Vice President
Christopher M. Grinnell	Vice President and Associate General Counsel
Michael R. Hazel	Vice President and Controller
Donna R. Jarvis	Vice President and Actuary
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Jessica Kubat	Vice President
Peter Manley	Vice President and Head of Corporate Development and Strategy
Craig D. Morrow	Vice President and Actuary
Matthew J. Poznar	Senior Vice President and Chief Investment Officer, Director
Lisa M. Proch	Interim Co-President, Chief Legal Officer and Chief Compliance Officer
Peter F. Sannizzaro	Director
Robert R. Siracusa	Interim Co-President and Chief Financial Officer, Director
Samir Srivastava	Vice President and Chief Information Officer

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.
Filed herein as Exhibit 99.29.

ITEM 30. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."
Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

(a)	TDC acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account One
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Ten
Talcott Resolution Life Insurance Company - Separate Account Three
Talcott Resolution Life Insurance Company - Separate Account Seven
Talcott Resolution Life and Annuity Insurance Company - Separate Account One
Talcott Resolution Life and Annuity Insurance Company - Separate Account Ten
Talcott Resolution Life and Annuity Insurance Company - Separate Account Three
Talcott Resolution Life and Annuity Insurance Company - Separate Account Six
Talcott Resolution Life and Annuity Insurance Company - Separate Account Seven
American Maturity Life Insurance Company Separate Account AMLVA
American Maturity Life Insurance Company - Separate Account One
ICMG Registered Variable Life Separate Account A
ICMG Registered Variable Life Separate Account One
Union Security Insurance Company - Variable Account C
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company - Separate Account A

(b) Directors and Officers of TDC

Name	Positions and Offices with Underwriter
Christopher S. Conner	Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Privacy Officer and Operations Principal
Christopher J. Dagnault	President and Chief Executive Officer, Director
Diane Krajewski	Director
James A. Maciolek	Chief Financial Officer, Treasurer and Financial & Operations Principal
Robert R. Siracusa	Director

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095. Effective on or about September 1, 2023, the principal business address of each of the above individuals will be 1 American Row, Hartford, CT 06103.

(c) Compensation From Registrant

Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commission	Other Compensation
Talcott Resolution Distribution Company, Inc.	N/A	N/A	N/A	$3,199,709

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Talcott Resolution at 1 Griffin Road North, Windsor, CT 06095. Effective on or about September 1, 2023, principal business address will be located at 1 American Row, Hartford, CT 06103.

ITEM 33. MANAGEMENT SERVICES
All management contracts are discussed in Parts A and B of this Registration Statement.

ITEM 34. FEE REPRESENTATION
The Depositor represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Windsor, and State of Connecticut on April 26, 2023.

Talcott Resolution Life and Annuity Insurance Company
Separate Account Three (Registrant)

By:	Talcott Resolution Life and Annuity Insurance Company
(Depositor)
By:	/s/ Robert R. Siracusa
Robert R. Siracusa
Interim Co-President, Chief Financial Officer, Director

Talcott Resolution Life and Annuity Insurance Company
(Depositor)

By:	/s/ Robert R. Siracusa
Robert R. Siracusa
Interim Co-President, Chief Financial Officer, Director

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Robert R. Siracusa, Interim Co-President, Chief Financial Officer, Director		/s/ Robert R. Siracusa
Matthew J. Poznar, Senior Vice President, Chief Investment Officer, Director*
Peter F. Sannizzaro, Director*	*By:	/s/ Christopher M. Grinnell
Christopher M. Grinnell, Attorney-in-Fact
	Date:	April 26, 2023

333-119421

		EXHIBIT INDEX
(h)	(10)	Exela Talcott MSA
(k)		Opinion and Consent of Christopher Grinnell, Associate General Counsel
(l)		Consents of Deloitte & Touche LLP.
(99)	(29)	Organizational Chart.
(99)	(99)	Copy of Power of Attorney.